EXHIBIT 99.3

                                Table of Contents
                            Farnsworth Bancorp, Inc.
                             Bordentown, New Jersey

INTRODUCTION                                                                                                      1


1.  OVERVIEW AND FINANCIAL ANALYSIS                                                                               3
--------------------------------------------------------------------------------------------------------------------

   GENERAL OVERVIEW                                                                                               3
   HISTORY                                                                                                        4
   STRATEGIC DIRECTION                                                                                            5
   BALANCE SHEET TRENDS                                                                                           6
   LOAN PORTFOLIO                                                                                                 8
   INVESTMENTS                                                                                                   11
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                                                                    12
   ASSET QUALITY                                                                                                 13
   FUNDING COMPOSITION                                                                                           16
   ASSET/LIABILITY MANAGEMENT                                                                                    18
   NET WORTH AND CAPITAL                                                                                         19
   INCOME AND EXPENSE TRENDS                                                                                     20
   SUBSIDIARIES                                                                                                  25
   LEGAL PROCEEDINGS                                                                                             25


2.  MARKET AREA ANALYSIS                                                                                         26
--------------------------------------------------------------------------------------------------------------------

   MARKET AREA DEMOGRAPHICS                                                                                      26
   MARKET AREA DEPOSIT CHARACTERISTICS                                                                           28


3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS                                                                     29
--------------------------------------------------------------------------------------------------------------------


   INTRODUCTION                                                                                                  29
   SELECTION SCREENS                                                                                             29
   SELECTION CRITERIA                                                                                            31
   COMPARABLE GROUP PROFILES                                                                                     33


4.  MARKET VALUE DETERMINATION                                                                                   38
--------------------------------------------------------------------------------------------------------------------

   INTRODUCTION                                                                                                  38
   BALANCE SHEET STRENGTH                                                                                        39
   ASSET QUALITY                                                                                                 42
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                                                                   43
   MARKET AREA                                                                                                   47
   MANAGEMENT                                                                                                    48

--------------------------------------------------------------------------------------------------------------------

   DIVIDENDS                                                                                                     49
   LIQUIDITY OF THE ISSUE                                                                                        51
   SUBSCRIPTION INTEREST                                                                                         52
   RECENT REGULATORY MATTERS                                                                                     53
   MARKET FOR SEASONED THRIFT STOCKS                                                                             54
   ACQUISITION MARKET                                                                                            58
   ADJUSTMENTS TO VALUE                                                                                          63
   VALUATION APPROACH                                                                                            64
   VALUATION CONCLUSION                                                                                          68

--------------------------------------------------------------------------------------------------------------------

                                 List of Figures
                            Farnsworth Bancorp, Inc.
                             Bordentown, New Jersey

FIGURE 1 - CURRENT BRANCH LIST                                                                                    3
FIGURE 2 - ASSET AND RETAINED EARNINGS CHART                                                                      6
FIGURE 3 - KEY BALANCE SHEET DATA                                                                                 7
FIGURE 4 - KEY RATIOS                                                                                             7
FIGURE 5 - NET LOANS RECEIVABLE CHART                                                                             8
FIGURE 6 - LOAN MIX AS OF MARCH 31, 1998 CHART                                                                    9
FIGURE 7 - LOAN MIX                                                                                              10
FIGURE 8 - SECURITIES CHART                                                                                      11
FIGURE 9 - INVESTMENT MIX                                                                                        12
FIGURE 10 - NON-PERFORMING ASSETS CHART                                                                          13
FIGURE 11 - NON-PERFORMING LOANS                                                                                 14
FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART                                                   15
FIGURE 13 - DEPOSIT AND BORROWING TREND CHART                                                                    16
FIGURE 14 - DEPOSIT MIX                                                                                          17
FIGURE 15 - NET PORTFOLIO VALUE                                                                                  18
FIGURE 16 - CAPITAL ANALYSIS                                                                                     19
FIGURE 17 - NET INCOME CHART                                                                                     20
FIGURE 18 - AVERAGE YIELDS AND COSTS                                                                             21
FIGURE 19 - SPREAD AND MARGIN CHART                                                                              22
FIGURE 20 - INCOME STATEMENT TRENDS                                                                              23
FIGURE 21 - PROFITABILITY TREND CHART                                                                            24
FIGURE 22 - POPULATION DEMOGRAPHICS                                                                              26
FIGURE 23 - HOUSEHOLD CHARACTERISTICS                                                                            27
FIGURE 24 - MARKET SHARE                                                                                         28
FIGURE 25 - POTENTIAL COMPARABLES                                                                                30
FIGURE 26 - COMPARABLES ELIMINATED                                                                               30
FIGURE 27 - COMPARABLE GROUP                                                                                     30
FIGURE 28 - KEY FINANCIAL INDICATORS                                                                             36
FIGURE 29 - KEY BALANCE SHEET DATA                                                                               39
FIGURE 30 - BALANCE SHEET GROWTH DATA                                                                            40
FIGURE 31 - CAPITAL DATA                                                                                         41
FIGURE 32 - ASSET QUALITY TABLE                                                                                  42
FIGURE 33 - NET INCOME TREND                                                                                     44
FIGURE 34 - PROFITABILITY DATA                                                                                   45
FIGURE 35 - INCOME STATEMENT DATA                                                                                46
FIGURE 36 - DIVIDEND DATA                                                                                        50
FIGURE 37 - MARKET CAPITALIZATION DATA                                                                           51
FIGURE 38 - RECENT STANDARD CONVERSION PERFORMANCE                                                               52
FIGURE 39 - SNL THRIFT INDEX CHART                                                                               54
FIGURE 40 - HISTORICAL SNL INDEX                                                                                 55
FIGURE 41 - EQUITY INDICES                                                                                       56
FIGURE 42 - HISTORICAL RATES                                                                                     57
FIGURE 43 - DEALS FOR LAST THIRTEEN QUARTERS                                                                     58
FIGURE 44 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK                                                  59
FIGURE 45 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK                                         59
FIGURE 46 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS                                                      60
FIGURE 47 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS                                                60

--------------------------------------------------------------------------------------------------------------------

FIGURE 48 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS                                              61
FIGURE 49 - DEAL MULTIPLES                                                                                       61
FIGURE 50 -  ACQUISITION PREMIUM TABLE                                                                           62
FIGURE 51 - VALUE RANGE OFFERING DATA                                                                            65
FIGURE 52 - VALUE RANGE OFFERING DATA                                                                            65
FIGURE 53 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT                                        66
FIGURE 54 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA SUPERMAXIMUM                                    66
FIGURE 55 - RECENT STANDARD CONVERSIONS TRADING MULTIPLES TO THE BANK'S PRO FORMA
    MIDPOINT                                                                                                     66
FIGURE 56 - RECENT STANDARD CONVERSION TRADING MULTIPLES TO THE BANK'S PRO FORMA
    SUPERMAXIMUM                                                                                                 67

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

                                List of Exhibits
                            Farnsworth Bancorp, Inc.
                             Bordentown, New Jersey

 Exhibit
-----------

         1  Profile of FinPro, Inc.
         2  Reconciliation of OTS TFR Report Schedule SO to Audited Financial Income Statement
         3  Consolidated Statements of Financial Condition
         4  Consolidated Statements of Income
         5  Consolidated Statements of Cash Flows
         6  Consolidated Statements of Changes in Net Worth
         7  Selected Data on All Public Thrifts
         8  Industry Multiples
         9  Recent Standard Conversions 1997 to Date
        10  Appraisal  Pro forma  March 31,  1998 - 12 Month  Data  Adjusted
        11  Offering Circular Pro forma March 31, 1998 - 3 Months Data Unadjusted
        12  Offering Circular Pro forma March 31, 1998 - 12 Months Data Unadjusted


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

Conversion Valuation Appraisal Report                              Page:  1 - 1
================================================================================




Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro forma market value of the common stock ( the "Common Stock") of Farnsworth Bancorp, Inc. (the "Company") in connection with the Plan of Conversion ("Conversion") of Peoples Savings Bank (the "Bank") from a federally chartered mutual savings bank to a federally chartered stock savings bank. Pursuant to the Plan of Conversion, (i) the Bank will convert from a federally chartered savings bank organized in mutual form to a federally chartered savings bank organized in the stock form, (ii) the Company will sell its Common Stock to the eligible depositors and members and then to the public, and (iii) the Company will use 75% of the net proceeds to purchase all of the capital stock of the Bank.

It is our understanding that the Company will offer its stock in a subscription and community offering to the Bank's Eligible Account Holders, to Supplemental Eligible Account Holders of the Bank, to Other Participants, to the board members, officers and employees of the Bank, and to the community. This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the financial statements of the Bank's operations for the six months ending March 31, 1998, the year ended September 30, 1997 and the Bank's operations and financials for the prior year ended September 30, 1996. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form SB-2 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, Lewis W. Parker, III, CPA, (the Bank's independent auditor), Ryan Beck & Company (the Bank's underwriter), and Malizia, Spidi, Sloane & Fisch, P.C. (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.


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Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion on the Bank, operation and expected financial performance as they related to the Bank's estimated pro-forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro-forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank financial condition, operating performance, management policies and procedures and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro-forma market value of the Bank, appropriate adjustments to the estimated pro-forma market value will be made. The reasons for any such adjustments will be explained at that time.

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1.  Overview and Financial Analysis

-------------------------------------------------
                   GENERAL OVERVIEW
-------------------------------------------------

The Bank after the Conversion, will be a federally chartered stock savings bank. As of March 31, 1998, the Bank had $38.7 million in total assets, $36.1 million in deposits, $28.3 million in net loans and $2.2 million in equity.

The following table shows the Bank's branch network as of March 31, 1998.

                         FIGURE 1 - CURRENT BRANCH LIST


         Branch Office                                  Town
   -----------------------------------------------------------------------------

   Burlington County

   789 Farnsworth Avenue                              Bordentown

   4 Broad Street                                     Florence




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-------------------------------------------------
                       HISTORY
-------------------------------------------------


1880     Peoples Building and Loan Association was founded.

1965 Merged with Bordentown Savings and Loan and became Bordentown Peoples Savings and Loan.

1974     Moved from Farnsworth Avenue to new facility.

1985     Acquired Florence Township Savings and Loan.

1989     Acquired Beverly Building and Loan.

1992     Gary Pelehaty was hired as President.

1994     Closed the Beverly branch.

1995     Completed construction of administrative headquarters.

1995 Changed charters from a state chartered savings and loan to a federally chartered savings bank.

1995     Changed its name to Peoples Savings Bank.




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-------------------------------------------------
                 STRATEGIC DIRECTION
-------------------------------------------------


The Bank projects controlled balance sheet growth with the Bank originating residential mortgages, home equity loans, and commercial loans (secured by real estate). On the liability side, the Bank will grow deposits by emphasizing core deposits (transaction and savings accounts) and opening one de novo branch.

The Bank will maintain its interest rate spread and margin through commercial real estate loan growth. In addition, the Bank will maintain earnings by emphasizing asset quality and controlling expenses.

The Bank has planned the following major thrusts over the five-year planning horizon:

     1. Convert to a stock institution to raise capital to fund growth opportunities and strengthen the capital position of the Bank;

     2. Planned core business growth of the Bank to grow into expense structure;

     3. Growth in the loan origination volumes to maintain a loan to asset ratio in excess of 60%;

     4. Increase the Allowance for Loan and Lease Losses to approximately 0.75% of total loans;

     5.   Open a de novo branch by March 2000;

     6. Hire additional staff to accommodate the anticipated deposit and balance sheet growth; and

     7. Analyze and implement wholesale leverage strategies as interest rate and economic opportunities present themselves.






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-------------------------------------------------
                 BALANCE SHEET TRENDS
-------------------------------------------------


The Bank's balance sheet increased by $4.3 million, or 12.58%, from $34.4 million at September 30, 1996 to $38.7 million at March 31, 1998.

Retained earnings has increased $346 thousand from $1.9 million at September 30, 1996 to $2.2 million at March 31, 1998. The retained earnings to assets ratio is currently 5.75%.

                  FIGURE 2 - ASSET AND RETAINED EARNINGS CHART


                          Sep-96    Sep-97    Mar-98
                          ------    ------    ------
Assets                   $34,362   $37,619   $38,685
Retained Earnings        $ 1,879   $ 2,088   $ 2,225

Source:  Offering Prospectus



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The following  tables set forth  certain  information  concerning  the financial position of the Bank along with selected ratios at the dates indicated.

                        FIGURE 3 - KEY BALANCE SHEET DATA

--------------------------------------------------------------------------------

                                           -------------------------------------
                                            March 31,      At September 30,
                                           -------------------------------------
                                              1998        1997        1996
                                           -------------------------------------
Selected Financial  Condition and Other Data:        ($ in thousands)
                                           -------------------------------------
Total Amount of:
  Assets                                      $ 38,685   $ 37,619      $ 34,362
  Loans receivable, net                         28,280     26,409        23,261
  Mortgage-backed securities                     2,540      3,016         2,781
  Investment securities, net                     2,886      3,852         5,467
  Cash and cash equivalents                      2,925      2,365           483
  Deposits                                      36,088     35,197        29,570
  FHLB advances                                      -          -         2,435
  Retained earnings                              2,225      2,088         1,879

Number of:
  Deposit accounts                               6,548      5,923         5,530
  Full service offices                               2          2             2
--------------------------------------------------------------------------------
Source:  Offering Prospectus

                              FIGURE 4 - KEY RATIOS

--------------------------------------------------------------------------------------------------------------
                                                         At or For the Six       At or For the Year Ended
Key Operating Ratios                                   Months Ended March 31,          September 30,
                                                       -------------------------------------------------------
                                                          1998                    1997            1996
                                                       -------------------------------------------------------
Performance Ratios:
Return on average assets (net income (loss) divided by    0.60%                    0.51%            -0.05%
   average assets)
Return on average equity (net income (loss) divided by   10.44%                    9.98%            -1.02%
   average equity)
Average equity to average assets                          5.78%                    5.29%             5.80%
Equity to assets                                          5.75%                    5.55%             5.47%
Interest rate spread                                      3.34%                    3.28%             3.52%
Net interest margin                                       3.68%                    3.50%             3.62%
Average interest-earning assets to average
   interest -bearing liabilities                         108.90%                 105.63%           102.81%
 Net interest income after provision for loan losses,
   to total noninterest expense                          103.29%                 110.12%            88.11%
Asset Quality Ratios:
Non-performing loans to total assets                      0.69%                    0.53%             0.03%
Non-performing assets to total assets                     0.69%                    0.53%             0.89%
Non-performing loans to total loans                       0.94%                    0.75%             0.04%
Allowance for loan losses to total loans                  0.44%                    0.25%             0.25%
Allowance for loan losses to non-performing loans        26.32%                   33.16%           644.44%

--------------------------------------------------------------------------------------------------------------
Source:  Offering Prospectus

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================================================================================





-------------------------------------------------
                    LOAN PORTFOLIO
-------------------------------------------------


The Bank's loan portfolio has increased by $5.0 million from September 30, 1996 to March 31, 1998, and as a percent of assets, has increased from 67.69% at September 30, 1996 to 73.10% at March 31, 1998.

                      FIGURE 5 - NET LOANS RECEIVABLE CHART

                               Sep-96    Sep-97    Mar-98
                               ------    ------    ------
Loans receivable, net         $23,261   $26,409   $28,280
Net loans to assets             67.69%    70.20%    73.10%



Source:  Offering Prospectus



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The Bank is primarily a residential one-to-four family lender.

                 FIGURE 6 - LOAN MIX AS OF MARCH 31, 1998 CHART

                      Pie Graphic as follows:

                    Other                    0.1%
                    Auto                     0.1%
                    Savings Account          0.8%
                    Home Equity             11.2%
                    Commercial Real Estate   4.3%
                    Commercial               0.6%
                    Construction             8.1%
                    Residential             74.8%

                                [GRAPHIC OMITTED]

Source:  Offering Prospectus





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The Bank's loan mix has remained relatively  consistent from 1996 to 1998 and is primarily residential in its composition. Commercial real estate loans have increased, but are not material in total.

                               FIGURE 7 - LOAN MIX

----------------------------------------------------------------------------------------------------------------------------
                                                  At March 31,                    At September 30,
                                              ------------------------------------------------------------------------------
                                                          1998                    1997                1996
                                              ------------------------------------------------------------------------------
                                                  Amount       Percent       Amount        Percent      Amount      Percent
                                              ------------------------------------------------------------------------------
                                                                              ($ in thousands)
----------------------------------------------------------------------------------------------------------------------------


Residential                                     $ 21,579         74.8%     $ 20,220          73.5%    $ 19,107        77.6%
Construction                                       2,332          8.1%        2,842          10.3%       1,840         7.5%
Commercial real estate                             1,234          4.3%        1,144           4.2%         541         2.2%
Commercial business                                  176          0.6%           18           0.1%          54         0.2%
Consumer Loans:
     Home Equity                                   3,223         11.2%        3,004          10.9%       2,870        11.7%
     Savings account loans                           231          0.8%          246           0.9%         197         0.8%
     Automobile Loans                                 34          0.1%            -           0.0%           -         0.0%
     Other                                            52          0.1%           50           0.1%          -          0.0%
                                                --------        -----      --------         -----     --------       -----
                                                $ 28,861        100.0%     $ 27,524         100.0%    $ 24,609       100.0%
                                                ========        =====      ========         =====     ========       =====
Less:
     Loans in process                                293                        895                      1,137
     Deferred loan origination fees                  163                        154                        153
     Allowance for loan losses                       125                         66                         58
                                                --------                   --------                   --------
Total loans, net                                $ 28,280                   $ 26,409                   $ 23,261
                                                ========                   ========                   ========
-------------------------------------------------------------------------------------------------------------------------
Source:  Offering Prospectus


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-------------------------------------------------
                     INVESTMENTS
-------------------------------------------------


The Bank's investment portfolio has decreased from $8.8 million at September 30, 1996, to $8.1 million at March 31, 1998. The mix has shifted from investment securities toward interest bearing deposits.

                           FIGURE 8 - SECURITIES CHART

                                   Sep-96         Sep-97         Sep-98
                                   ------         ------         ------


Interest Bearing Deposits          $  361         $1,082         $2,450
Mortgage-Backed Securities          2,781          3,016          2,540
Investment Securities               5,701          4,085          3,147
                                   ------         ------         ------

     Total                         $8,843         $8,183         $8,137
                                   ======         ======         ======


Source:  Offering Prospectus

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================================================================================





-------------------------------------------------
            INVESTMENTS AND MORTGAGE-
                BACKED SECURITIES
-------------------------------------------------


The Bank has shifted its investment portfolio from agency securities toward interest bearing deposits.

                            FIGURE 9 - INVESTMENT MIX

--------------------------------------------------------------------------------------------------------------
                                                                    At March 31,           At September 30,
                                                            --------------------------------------------------
                                                                        1998               1997         1996
                                                            --------------------------------------------------
                                                                              ($ in thousands)
--------------------------------------------------------------------------------------------------------------
Securities held to maturity:
U.S. agency securities                                                 $ 2,659            $ 3,656     $ 5,302
State and local government                                                  99                 99          99
Mortgage-backed securities held to maturity                              2,540              3,016       2,781
                                                                       -------            -------     -------
          Total securities held to maturity                              5,298              6,771       8,182

Securities available for sale:
Interest bearing deposits                                                2,450              1,082         361
FHLMC stock                                                                128                 96          66
FHLB stock                                                                 261                234         234
                                                                       -------            -------     -------
          Total securities available for sale                          $ 2,839            $ 1,412       $ 661
                                                                       -------            -------     -------
      Total investment and mortgage-backed securities                  $ 8,137            $ 8,183     $ 8,843
                                                                       =======            =======     =======

--------------------------------------------------------------------------------------------------------------
Source:  Offering Prospectus

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-------------------------------------------------
                 ASSET QUALITY
-------------------------------------------------


The Bank's non-performing assets to total assets ratio has declined from 0.89% at September 30, 1996 to 0.69% at March 31, 1998.

                     FIGURE 10 - NON-PERFORMING ASSETS CHART




                          Sep-96    Sep-97    Mar-98
                          ------    ------    ------
Non-Performing Loans        $  9      $199      $266
REO                         $298      $  0      $  0
NPAs to PD End Assets       0.89%     0.53%     0.69%
NPLs to Pd End Assets       0.03%     0.53%     0.69%


Source:  Offering Prospectus



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================================================================================




At March 31, 1998, the Bank's non-performing loan to net loan ratio was 0.94% and non-performing assets as a percentage of total assets was 0.69%, indicating solid asset quality.

                        FIGURE 11 - NON-PERFORMING LOANS


------------------------------------------------------------------------
                                                            At March 31,
                                                        ($ in thousands)
------------------------------------------------------------------------

Non-performing loans                                         $266
Real estate owned, net                                          -
------------------------------------------------------------------------
   Total non-performing assets                               $266

Non-performing loans as a percentage
   of net loans                                              0.94%
Non-performing assets as a percentage
   of total assets                                           0.69%

------------------------------------------------------------------------
Source:  Offering Prospectus




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================================================================================




The Bank increased its allowance for loan and lease losses from $58 thousand at September 30, 1996 to $125 thousand at March 31, 1998. The ALLL to loans was 0.44% as of March 31, 1998.

         FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART




                          Sep-96    Sep-97    Mar-98
                          ------    ------    ------
ALLL                         $58       $66      $125
ALLL to Loans               0.25%     0.25%     0.44%
ALLL to NPA                18.89%    33.17%    46.99%


Source:  Offering Prospectus



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================================================================================





-------------------------------------------------
                 FUNDING COMPOSITION
-------------------------------------------------


Overall, deposits have increased from $29.6 million at September 30, 1996 to $36.1 million at March 31, 1998. From time to time, the Bank relies on short term borrowings for liquidity management purposes. The Bank had no outstanding borrowings at March 31, 1998.

                  FIGURE 13 - DEPOSIT AND BORROWING TREND CHART


                         Sep-96         Sep-97         Mar-98
                         ------         ------         ------

Total Deposits           $29,570        $35,197        $36,088
Borrowed Funds           $ 2,435        $     0        $     0


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 17
================================================================================



The Bank's deposit mix as of March 31, 1998 is presented below. Time deposits comprised 53.96% of total deposits.

                             FIGURE 14 - DEPOSIT MIX


-------------------------------------------------------------------------------
                                                As of March 31,1998
                                                  ($ in thousands)
-------------------------------------------------------------------------------

                                                          Interest      % of
Category                                     Amount       Rate (1)      Total
-------------------------------------------------------------------------------

NOW accounts                                $ 4,516           1.75%      12.51%
Passbook savings                              7,007           2.50%      19.42%
Money Market Accounts                         2,540           2.62%       7.04%
Non-interest bearing accounts                 2,551           0.00%       7.07%
                                             ------                      -----
   Total non-certificates                    16,614                      46.04%

Certificates of Deposit:
Jumbo's                                       1,695            Neg.       4.70%
91 Days                                         926           4.43%       2.57%
4-6 months                                    2,834           4.70%       7.85%
7-12 months                                   5,686           5.36%      15.75%
13-24 months                                  4,685           5.64%      12.98%
25-36 months                                    945           5.69%       2.62%
37-48 months                                    515           5.83%       1.43%
49-120 months                                 2,188           5.83%       6.06%
                                             ------                      -----
  Total certificates                         19,474                      53.96%
                                             ------                      -----
     Total deposits                         $36,088                     100.00%
                                            =======                     ======

--------------------------------------------------------------------------------
(1) Offering as of 3/31/98


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 18
================================================================================




-------------------------------------------------
              ASSET/LIABILITY MANAGEMENT
-------------------------------------------------


The following chart illustrates the Bank's net portfolio value ("NPV") at March 31, 1998, as calculated by the OTS. The Bank manages its interest rate risk through normal balance sheet activities and does not utilize any hedging techniques. This chart indicates that the Bank has moderate level of interest rate risk. At the +200 basis point rate shock, the Bank's NPV falls below the level of tangible capital. This is due to its large conventional mortgage portfolio and its reliance on time deposits.

                         FIGURE 15 - NET PORTFOLIO VALUE


                                [GRAPHIC OMITTED]

Source:  OTS calculations

Conversion Valuation Appraisal Report                              Page:  1 - 19
================================================================================





-------------------------------------------------
                NET WORTH AND CAPITAL
-------------------------------------------------


At March 31, 1998, the Bank had capital in excess of the minimum requirements for all three capital requirements.

                          FIGURE 16 - CAPITAL ANALYSIS

--------------------------------------------------------------------------------
                                                     March 31, 1998
--------------------------------------------------------------------------------
Regulatory Capital Position                    Amount              Percent
                                              (000's)            of Assets
--------------------------------------------------------------------------------

GAAP capital                                  $ 2,225                5.75%

Tangible capital:
Actual capital                                $ 2,143                5.54%
Regulatory Requirement                            580                1.50%
                                              -------                ----
Excess                                        $ 1,563                4.04%
                                              =======                ====

Core capital:
Actual capital                                $ 2,143                5.54%
Regulatory Requirement                          1,160                3.00%
                                              -------                ----
Excess                                        $   983                2.54%
                                              =======                ====

Risk-based capital:
Actual capital                                $ 2,268               11.81%
Regulatory Requirement                          1,536                8.00%
                                              -------                ----
 Excess                                       $   732                3.81%
                                              =======                ====

--------------------------------------------------------------------------------
Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 20
================================================================================




-------------------------------------------------
              INCOME AND EXPENSE TRENDS
-------------------------------------------------


The Bank had a net loss of $20 thousand for the fiscal year ended September 30, 1996. This loss included a $192 thousand one-time deposit premium to recapitalize SAIF ($121,000 thousand net of taxes). Excluding this non-recurring expense, adjusted net income would have been $101 thousand. The annualized net income for the six month period ending March 31, 1998 was $228 thousand. The March 31, 1998 earnings were skewed by a collection on a deficiency judgement of $54 thousand, $34 thousand on an after-tax basis. The adjusted annualized six month net income for March 31, 1998, was $160 thousand.

                          FIGURE 17 - NET INCOME CHART



                          Sep-96    Sep-97    Mar-98
                          ------    ------    ------
Net Income                  $(20)     $192      $228
Adjusted Net Income         $101      $192      $160
ROA                        -0.05%     0.51%     0.60%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 21
================================================================================




Interest rate spread and margin increased for the six months ended March 31, 1998 from figures for the year ended September 30, 1997. The increase is due to decreased cost of funding.

                      FIGURE 18 - AVERAGE YIELDS AND COSTS

 -----------------------------------------------------------------------------------------------------------------------------------
                                               For the Six Months                          Years Ended September 30,
                                      -------------------------------  -------------------------------------------------------------
                                              Ended March 31, 1998                   1997                           1996
                                      ----------------------------  ----------------------------------------------------------------

                                              Average           Yield/    Average            Yield/     Average              Yield/
                                              Balance Interest   Cost     Balance  Interest   Cost      Balance   Interest    Cost
                                      ----------------------------  ----------------------------------------------------------------

                                      ----------------------------  ----------------------------------------------------------------
Interest-earning assets:
  Loans receivable                            $27,392   $1,107    8.08%   $24,832    $2,034    8.19%    $21,636    $1,778    8.22%
  Mortgage-backed securities                    2,896       91    6.28%     2,962       177    5.97%      2,940       174    5.92%
  Investment securities                         3,442       96    5.50%     4,645       318    6.85%      5,531       364    6.57%
  Other interest earning assets                 1,944       39    4.01%     2,559       106    4.13%      1,537        53    3.45%
                                              -------    -----    ----    -------     -----    ----     -------    ------    ----
    Total interest-earning assets              35,674   $1,333    7.47%    34,998    $2,635    7.53%     31,644    $2,369    7.49%
Non-interest earning assets                     2,154        -              2,333         -               2,234         -
                                              -------                     -------                       -------
    Total assets                              $37,828    1,333            $37,331     2,635             $33,878    $2,369
                                              =======                     =======                       =======    ======


Interest-bearing liabilities:
  Now Accounts                                $ 4,225   $   49    2.32%   $ 3,830    $   86    2.24%    $ 3,708    $   74    1.99%
  Savings account                               6,651       83    2.50%     6,187       152    2.46%      5,568       167    3.01%
  Money market accounts                         2,357       30    2.55%     2,283        60    2.62%      2,746        59    2.15%
  Certificates of deposit                      19,526      515    5.27%    19,530     1,031    5.28%     18,019       887    4.92%
  Other liabilities                                -        -     0.00%     1,302        80    6.14%        738        35    4.78%
                                               ------   ------    ----     ------    ------    ----      ------    ------    ----
    Total interest-bearing liabilities         32,759   $  677    4.13%    33,132    $1,409    4.25%     30,779    $1,222    3.97%
                                               ------   ------    ----     ------    ------    ----      ------    ------    ----

Non-interest-bearing liabilities
  Non-interest bearing deposits                 2,884                       2,225                         1,134
    Total Liabilities                          35,643                      35,357                        31,913
Retained earnings                               2,185                       1,974                         1,965
                                              -------                     -------                       -------
    Total liabilities and retained income     $37,828                     $37,331                       $33,878
                                              =======                     =======                       =======
Net interest income                                     $  656                       $1,226                        $1,147
                                                        ======                       ======                        ======

Interest rate spread                                              3.34%                        3.28%                         3.52%
                                                                  ====                         ----                          ----

Net yield on interest-earning assets                              3.68%                        3.50%                         3.62%
                                                                  ====                         ----                          ----

Ratio of average interest-earning assets
     to average interest bearing liabilities                    108.90%                      105.63%                       102.81%
                                                                ======                       ======                        ======
------------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 22
================================================================================




The following chart illustrates the Bank's spread and margin since September 30, 1996.

                       FIGURE 19 - SPREAD AND MARGIN CHART



                          Sep-96    Sep-97    Mar-98
                          ------    ------    ------
Spread                     3.52%     3.28%     3.34%
Margin                     3.62%     3.50%     3.68%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 23
================================================================================




The Bank had net income of $114 thousand for the six months ended March 31, 1998, compared with $62 thousand for the six months ended March 31, 1997. The March 31, 1998 income is skewed upward due to a collection on deficiency judgement of $54 thousand, $34 thousand on a tax impacted basis. If adjusted for the $34 thousand after tax collected on deficiency, adjusted net income would be $80 thousand.

                       FIGURE 20 - INCOME STATEMENT TRENDS

---------------------------------------------------------------------------------------------------------
                                                                 Six Months             Year ended
                                                               Ended March 31,         September 30,
                                                       --------------------------------------------------
                                                            1998        1997         1997         1996
                                                       --------------------------------------------------
Summary of Operations:                                                      ($ in thousands)
                                                       --------------------------------------------------
Interest income                                            $ 1,333    $ 1,263       $ 2,635      $ 2,369
Interest expense                                               677        688         1,409        1,222
                                                           -------    -------       -------      -------
  Net interest income                                          656        575         1,226        1,147
Provision for loan losses                                       59          4             8           13
                                                           -------    -------       -------      -------
Net interest income after provision for loan losses            597        571         1,218        1,134

Other income                                                   133         79           161          111
Other expense                                                  578        566         1,106        1,287
                                                           -------    -------       -------      -------
Income before income taxes                                     152         84           273          (42)
Income tax expense (benefit)                                    38         22            81          (22)
                                                           -------    -------       -------      -------
Net income (loss)                                          $   114    $    62       $   192      $   (20)
                                                           =======    =======       =======      =======

---------------------------------------------------------------------------------------------------------
Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 24
================================================================================




The ROAA and ROAE increased slightly for the six month period ending March 31, 1998, over the September 30, 1997 year end ROAA and ROAE.

                      FIGURE 21 - PROFITABILITY TREND CHART


                          Sep-96    Sep-97    Mar-98
                          ------    ------    ------
ROA                        18.89%    33.17%    46.99%
ROE                         3.52%     3.28%     3.34%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 25
================================================================================





-------------------------------------------------
                 SUBSIDIARIES
-------------------------------------------------


The Bank does not have any subsidiaries.


-------------------------------------------------
                  LEGAL PROCEEDINGS
-------------------------------------------------


In the opinion of management, the Bank is not party to any legal proceedings which are expected to have a material adverse effect on the Bank's financial statements.

Conversion Valuation Appraisal Report                              Page:  1 - 26
================================================================================



2.  Market Area Analysis


-------------------------------------------------
               MARKET AREA DEMOGRAPHICS
-------------------------------------------------


The following tables summarize the demographics for the Bank's markets. The analysis defines the Bank's market as a one and one half mile radius surrounding the Bank's offices. New Jersey state data is provided as a benchmark for comparison purposes.

                       FIGURE 22 - POPULATION DEMOGRAPHICS

------------------------------------------------------------------------------------------------------------
                                                                       Florence  Bordentown      NJ TOTAL
------------------------------------------------------------------------------------------------------------
                                            POPULATION CHARACTERISTICS
LAND AREA (miles)                                                         3.86        6.73        7,838.67
POPULATION
                     1980 CENSUS                                         6,531       8,567       7,364,833
                     1990 CENSUS                                         7,335       8,800       7,730,188
                     1997 ESTIMATE                                       6,914       9,043       7,935,029
                     2002 PROJECTION                                     6,648       9,212       8,141,107
                     GROWTH 1980 TO 1990                                 12.31%       2.72%           4.96%
                     PROJECTED GROWTH 1990 TO 2002                       -9.36%       4.68%           5.32%
                     POPULATION DENSITY 1997 (persons / sq mile)       1,901.9     1,308.1           986.2
POPULATION BY URBAN VS. RURAL                                            6,716       8,485       7,730,188
                     URBAN                                              104.49%     101.77%          89.40%
                     RURAL                                               -4.49%      -1.77%          10.60%
POPULATION BY SEX - 1997 EST                                             6,914       9,043       7,935,029
                     MALE                                                46.84%      49.03%          48.40%
                     FEMALE                                              53.16%      50.97%          51.60%
MARITAL STATUS                                                           5,700       7,206       6,223,524
                     SINGLE                                              24.68%      29.55%          29.15%
                     MARRIED                                             56.26%      51.80%          53.81%
                     SEPERATED/DIVORCED                                  11.11%      10.95%           9.03%
                     WIDOWED                                              7.95%       7.71%           8.01%
POPULATON BY RACE - 1997 EST                                             6,914       9,043       7,935,029
                     WHITE                                               82.63%      81.02%          71.46%
                     BLACK                                               12.77%      13.03%          13.22%
                     INDIAN                                               0.12%       0.16%           0.16%
                     ASIAN                                                1.14%       1.75%           4.37%
                     OTHER                                                0.13%       0.18%           0.12%
                     HISPANIC                                             3.19%       3.86%          10.66%
POPULATION BY AGE - 1997 EST                                             6,914       9,043       7,935,029
                     UNDER 5 YEARS                                        7.75%       6.36%           7.02%
                     5 TO 14 YEARS                                       14.73%      12.23%          12.94%
                     15 TO 24 YEARS                                      11.83%      12.61%          12.78%
                     25 TO 34 YEARS                                      14.35%      15.45%          15.77%
                     35 TO 44 YEARS                                      17.31%      17.42%          16.58%
                     45 TO 54 YEARS                                      12.29%      12.72%          12.61%
                     55 TO 64 YEARS                                       8.21%       8.75%           8.79%
                     65 + YEARS                                          13.52%      14.47%          13.52%
                     MEDIAN AGE                                           35.7        36.0            35.3
                     MEDIAN AGE OF HOUSEHOLDER                            47.7        47.9            46.9
POPULATION 25+ BY EDUCATION LEVEL                                        4,798       6,017       5,166,233
                     ELEMENTARY                                          10.02%       7.38%           9.41%
                     SOME HIGH SCHOOL                                    13.17%      14.82%          13.92%
                     HIGH SCHOOL GRADUATE                                41.61%      35.22%          31.10%
                     SOME COLLEGE                                        15.43%      16.59%          15.52%
                     ASSOCIATES DEGREE ONLY                               5.49%       6.32%           5.20%
                     BACHELORS DEGREE ONLY                               10.37%      13.77%          16.01%
                     GRADUATE DEGREE                                      3.91%       5.89%           8.85%
POPULATION ENROLLED IN SCHOOL                                            1,674       1,936       1,867,402
                     PRE-PRIMARY - PUBLIC                                 5.35%       4.06%           4.20%
                     PRE-PRIMARY - PRIVATE                                3.82%       5.36%           4.07%
                     ELEM/HIGH - PUBLIC                                  57.28%      56.47%          54.56%
                     ELEM/HIGH - PRIVATE                                 13.86%       6.62%           9.41%
                     COLLEGE - PUBLIC                                    15.78%      20.99%          19.07%
                     COLLEGE - PRIVATE                                    3.90%       6.50%           8.69%

Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 27
================================================================================




                      FIGURE 23 - HOUSEHOLD CHARACTERISTICS

--------------------------------------------------------------------------------------------------
                                                        Florence      Bordentown     NJ TOTAL
--------------------------------------------------------------------------------------------------
                                                      HOUSEHOLD CHARACTERISTICS
HOUSEHOLDS
                     1980 CENSUS                          2,423         3,083        2,548,590
                     1990 CENSUS                          2,762         3,326        2,794,711
                     1997 ESTIMATE                        2,615         3,477        2,883,349
                     2002 PROJECTION                      2,528         3,568        2,979,857
                     GROWTH 1980 TO 1990                  13.99%         7.90%            9.66%
                     PROJECTED GROWTH 1990 TO 2002        -8.48%         7.26%            6.62%
HOUSEHOLD SIZE
                     AVG PERSONS PER HH 1980               2.70          2.78             2.89
                     AVG PERSONS PER HH 1990               2.66          2.65             2.77
                     AVG PERSONS PER HH 1997 EST           2.64          2.60             2.75
                     AVG PERSONS PER HH 2002 PROJ          2.63          2.58             2.73
                     CHANGE 1980 TO 1997                  -0.05         -0.18            -0.14
POPULATION BY HOUSEHOLD TYPE                              2,615         3,477        2,883,349
                     FAMILY HOUSEHOLDS                    72.77%        69.01%           71.57%
                     NON-FAMILY HOUSEHOLDS                27.00%        23.74%           22.71%
                     GROUP QUARTERS                        0.23%         7.25%            5.72%
HOUSEHOLDS BY TYPE                                        2,762         3,326        2,794,711
                     SINGLE MALE                           8.64%        10.98%            8.98%
                     SINGLE FEMALE                        14.51%        14.53%           14.14%
                     MARRIED COUPLE                       55.83%        53.77%           56.49%
                     OTHER FAMILY - MALE HEAD              3.52%         3.99%            3.73%
                     OTHER FAMILY - FEMALE HEAD           13.82%        11.95%           12.11%
                     NON FAMILY - MALE HEAD                2.27%         2.48%            2.72%
                     NON FAMILY - FEMALE HEAD              1.42%         2.30%            1.83%
HOUSEHOLDS WITH CHILDREN                                  2,752         3,309        2,794,316
                     MARRIED COUPLE FAMILY                57.97%        56.36%           57.70%
                     OTHER FAMILY - MALE HEAD              2.76%         3.26%            3.47%
                     OTHER FAMILY - FEMALE HEAD           12.99%         9.66%           11.75%
                     NON FAMILY                           26.28%        30.73%           27.07%
HOUSEHOLDS BY INCOME - 1997 EST                           2,615         3,477        2,883,349
                     UNDER $5,000                          2.26%         1.72%            2.78%
                     $5,000 TO 10,000                      5.98%         4.57%            5.96%
                     $10,000 TO $15,000                    4.86%         4.11%            5.54%
                     $15,000 TO $25,000                    8.80%        11.26%           11.03%
                     $25,000 TO $35,000                   13.51%        10.13%           11.57%
                     $35,000 TO $50,000                   22.43%        13.38%           16.17%
                     $50,000 TO $75,000                   25.51%        27.61%           21.55%
                     $75,000 TO $100,000                  10.16%        15.28%           11.90%
                     $100,000 OR MORE                      6.50%        11.95%           13.51%
MEDIAN HOUSEHOLD INCOME - 1997 EST                      $50,557       $60,686          $46,252
MEDIAN FAMILY INCOME - 1997 EST                         $57,835       $67,746          $53,399
PER CAPITA INCOME - 1997 EST                            $19,615       $23,975          $21,764
PUBLIC ASSISTANCE INCOME                                  2,752         3,309        2,794,316
                     WITH PUBLIC ASSISTANCE INCOME         4.28%         3.24%            5.68%
                     NO PUBLIC ASSISTANCE INCOME          95.72%        96.76%           94.32%
RETIREMENT INCOME                                         2,752         3,309        2,794,316
                     WITH RETIREMENT INCOME               20.28%        20.85%           17.42%
                     NO RETIREMENT INCOME                 84.19%        82.50%           88.60%
HOUSEHOLDS BY NUMBER OF VEHICLES                          2,750         3,324        2,794,711
                     NO VEHICLES                          10.47%         8.33%           12.89%
                     1 VEHICLE                            38.26%        33.29%           34.58%
                     2 VEHICLES                           38.12%        42.16%           36.88%
                     3+ VEHICLES                          13.15%        16.21%           15.65%
                     4 VEHICLES
                     5+ VEHICLES
                     ESTIMATED TOTAL VEHICLES             4,375         5,715        4,517,638

Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 28
================================================================================




-------------------------------------------------
          MARKET AREA DEPOSIT CHARACTERISTICS
-------------------------------------------------


The Bank's branches, as mentioned earlier, are located in Bordentown and Florence, New Jersey. Due to the nature of the Bank's service area, the competition was defined as all branches within a two mile radius of the Bank's facility. All of the competition for the Bordentown facility lie within 0.7 miles. Peoples has grown deposits 54% over the last five years at the Bordentown facility.

The other facility is located in Florence. Within 700 feet of this facility is the Sun National facility, all of the other competitors are between 1.5 - 2.0 miles away. Peoples has experienced modest growth over the last five years, growing $1.7 million while Sun National has lost $5.3 million.

                            FIGURE 24 - MARKET SHARE

                                        BORDENTOWN: Market Share by Institution
                                 Total             Mkt Share    $ Growth         % Growth    Avg Branch         Efficiency
Institution                      1997                1997     1993 - 1997       1993 - 1997     1997     Count     Ratio
----------------------------------------------------------------------------------------------------------------------------
Total                          $178,261              100.00%     $17,942            11.19%    $35,652     5.00      100.0%
============================================================================================================================
CORESTATES BK NA                $50,170               28.14%     $26,236           109.62%    $50,170     1.00      140.7%
FARMERS & MECHANICS BANK         $8,996                5.05%      $8,996             0.00%     $8,996     1.00       25.2%
NEW JERSEY NB                        $0                0.00%    ($15,354)         -100.00%         $0     -           0.0%
PEOPLES SAVINGS BANK            $32,011               17.96%     $11,232            54.05%    $32,011     1.00       89.8%
SUMMIT BK                       $87,084               48.85%    ($13,168)          -13.13%    $43,542     2.00      122.1%

                                         Florence: Market Share by Institution
                                 Total             Mkt Share    $ Growth         % Growth    Avg Branch         Efficiency
Institution                       1997                1997    1993 - 1997       1993 - 1997     1997     Count     Ratio
----------------------------------------------------------------------------------------------------------------------------
Total                           $84,281              100.00%     ($1,320)           -1.54%    $16,856     5.00      100.0%
============================================================================================================================
PEOPLES SAVINGS BANK             $3,028                3.59%      $1,669           122.81%     $3,028     1.00       18.0%
SUN NB                          $16,401               19.46%     ($5,275)          -24.34%    $16,401     1.00       97.3%
ROEBLING SAVINGS BANK           $32,188               38.19%      $4,857            17.77%    $16,094     2.00       95.5%
SUMMIT BK                       $32,664               38.76%     ($2,571)           -7.30%    $32,664     1.00      193.8%

Source: FDIC data, FinPro calculations.

Conversion Valuation Appraisal Report                              Page:  1 - 29
================================================================================



3.  Comparisons With Publicly Traded Thrifts


-------------------------------------------------
                     INTRODUCTION
-------------------------------------------------


This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group was selected from a universe of 394 public thrifts as of June 8, 1998. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro-forma valuation of the Bank to-be-issued common stock.


-------------------------------------------------
                  SELECTION SCREENS
-------------------------------------------------


When selecting the Comparables, it was determined that the balance sheet size of the institution was of greater importance than geography due to the importance of economies of scale in a small organization.

The selection screens utilized to identify possible Comparables from the list of 394 public thrifts at June 8, 1998 included:

1. The IPO date had to be before January 1, 1997, eliminating any new conversions.

2.   The conversion type had to be a full standard conversion.

3.   The total asset size had to be less than or equal to $60 million.

4. The institution had to listed on either NASDAQ, AMEX or NYSE to ensure trading liquidity.

Conversion Valuation Appraisal Report                              Page:  1 - 30
================================================================================




Applying these criteria against the 394 public thrifts resulted in the following 11 institutions.

                        FIGURE 25 - POTENTIAL COMPARABLES

                                                                                            Number
                                                                                             of
   Ticker                Short Name                  Exchange      City       State        Offices     IPO Date
------------------------------------------------     --------------------------------------------------------------
CSBF         CSB Financial Group Inc.                NASDAQ       Centralia     IL            2       10/09/95
FLKY         First Lancaster Bancshares              NASDAQ       Lancaster     KY            1       07/01/96
GLMR         Gilmer Financial Svcs, Inc.             NASDAQ       Gilmer        TX            1       02/09/95
HBBI         Home Building Bancorp                   NASDAQ       Washington    IN            2       02/08/95
HWEN         Home Financial Bancorp                  NASDAQ       Spencer       IN            1       07/02/96
JOAC         Joachim Bancorp Inc.                    NASDAQ       De Soto       MO            1       12/28/95
LONF         London Financial Corp.                  NASDAQ       London        OH            1       04/01/96
MBSP         Mitchell Bancorp Inc.                   NASDAQ       Spruce Pine   NC            1       07/12/96
PWBK         Pennwood Bancorp Inc.                   NASDAQ       Pittsburgh    PA            3       07/15/96
RELI         Reliance Bancshares Inc.                NASDAQ       Milwaukee     WI            1       04/19/96
SCCB         S. Carolina Community Bancshrs          NASDAQ       Winnsboro     SC            3       07/07/94



One institution was eliminated from this list as it is an announced acquisition target.

                       FIGURE 26 - COMPARABLES ELIMINATED

          Ticker                  Short Name            City        State
------------------------------------------------------  ------------------------

Announced acquisition target
----------------------------
JOAC                           Joachim Bancorp Inc.     De Soto       MO



The list of comparable institutions is as follows:

                          FIGURE 27 - COMPARABLE GROUP

                                                                           Number
                                                                             of
   Ticker     Short Name                     Exchange         City          State     Offices       IPO Date
--------------------------              ---------------------------------------------------------------------
CSBF         CSB Financial Group Inc.         NASDAQ         Centralia       IL           2         10/09/95
FLKY         First Lancaster Bancshare        NASDAQ         Lancaster       KY           1         07/01/96
GLMR         Gilmer Financial Svcs, In        NASDAQ         Gilmer          TX           1         02/09/95
HBBI         Home Building Bancorp            NASDAQ         Washington      IN           2         02/08/95
HWEN         Home Financial Bancorp           NASDAQ         Spencer         IN           1         07/02/96
LONF         London Financial Corp.           NASDAQ         London          OH           1         04/01/96
MBSP         Mitchell Bancorp Inc.            NASDAQ         Spruce Pine     NC           1         07/12/96
PWBK         Pennwood Bancorp Inc.            NASDAQ         Pittsburgh      PA           3         07/15/96
RELI         Reliance Bancshares Inc.         NASDAQ         Milwaukee       WI           1         04/19/96
SCCB         S. Carolina Community Bancshrs   NASDAQ         Winnsboro       SC           3         07/07/94

Conversion Valuation Appraisal Report                              Page:  1 - 31
================================================================================


-------------------------------------------------
                  SELECTION CRITERIA
-------------------------------------------------


Excluded from the Comparable Group were institutions that were involved in pending mergers or acquisitions. Also, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. Given that Farnsworth Bancorp is such a small institution, the list of potential Comparables is severely limited and the performance ratios may vary to a greater extent than a Comparable Group selected for a the conversion of a larger institution. None of the Comparables selected will be exact clones of the Bank.

The members of the Comparable Group were selected based upon the following criteria:

                    1.   Asset size

                    2.   Profitability

                    3.   Capital Level

                    4.   Balance Sheet Mix

                    5.   Operating Strategy

                    6.   Date of conversion

1. Asset Size The Comparable Group should have a similar asset size to the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The Comparable Group ranged in size from $36.9 million to $53.0 million in total assets with a median of $43.3 million. The Bank's asset size was $38.7 million as of March 31, 1998 and will be $42.0 million on a pro forma basis at the midpoint of the estimated valuation range.

Conversion Valuation Appraisal Report                              Page:  1 - 32
================================================================================




2. Profitability The Comparable Group had a median ROAA of 0.97% and a median ROAE of 3.85% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of 0.06% to a high of 1.43% while the ROAE measure ranged from a low of 0.59% to a high of 5.70%. The Bank had an ROAA of 0.60% and ROAE of 10.44% for the twelve month period ending March 31, 1998. However, the Bank's ratios include the previously mentioned one time event. If adjusted the ROAA and ROAE would be 0.42% and 7.32%, respectively.

3. Capital Level The average equity to assets ratio for the Comparable Group was 19.36% with a high of 49.96% and a low of 9.02%. At March 31, 1998, the Bank had an equity to assets ratio of 5.75%. On a pro forma basis, at the midpoint the Bank would have an equity to assets ratio of 13.20%.

4. Balance Sheet Mix At March 31, 1998, the Bank had a total net loan to asset ratio of 73.10%. The median loan to asset ratio for the Comparables was 72.48%, ranging from a low of 56.24% to a high of 89.82%. On the liability side the Bank's deposit to asset ratio was 93.29% at March 31, 1998 while the Comparable median was 72.32%, ranging from 39.54% to 80.90%. Additionally, the Bank had no borrowings as of March 31, 1998 and the Comparable median borrowings to assets ratio was 6.77% with a range of 0.00% to 25.88%.

5. Operating strategy An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

6. Date of conversion Recent conversions, those completed after January 1, 1997, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.

Conversion Valuation Appraisal Report                              Page:  1 - 33
================================================================================



-------------------------------------------------
              COMPARABLE GROUP PROFILES
-------------------------------------------------


     o CSB Financial Group Inc. CSBF is a SAIF insured institution that operates 2 branches in Centralia, Illinois and has $48.0 million in assets. CSBF was the only Comparable with intangibles, 5.66% of assets. CSBF had the second highest level of assets, $48.0 million, and overhead ratio, 69.07%. CBSF also had the lowest level of interest income at 6.87% of average assets. CSBF was selected to the Group based on asset size, number of offices, profitability, and balance sheet mix.

     o First Lancaster Bancshares FLKY is a SAIF insured institution that has the highest level of assets of the Group, $53.0 million, and operates 1 branch in Lancaster, Kentucky. FLKY had the highest loans to deposits ratio, 194.98%, loans to assets ratio, 89.82%, borrowings to assets ratio, 25.88%, nonperforming assets to assets ratio, 1.70%, and asset growth rate, 31.04%. FLKY had the lowest reserves to nonperforming loans ratio, 27.91%, reserves to nonperforming assets plus 90 day delinquents ratio, 18.91%, and noninterest income to average assets ratio, 0.00%. FLKY was selected to the Group based on asset size, number of offices, and profitability.

     o Gilmer Financial Services, Inc. GLMR is a SAIF insured thrift that operates 1 office in Gilmer, Texas and has assets of $42.2 million. GLMR had the highest nonperforming loans to loans ratio, 2.51%, nonperforming assets to equity, 18.25%, reserves to loans ratio, 1.30%, interest expense to average assets ratio, 4.74%, noninterest income to average assets ratio, 0.51%, efficiency ratio, 73.93%, and overhead ratio, 69.11%. GLMR had the lowest loans to assets ratio, 56.24%, equity to assets ratio, 9.02%, core capital to assets ratio, 8.80%, equity plus reserves to assets ratio, 9.75%, total capital to risk adjusted assets, 19.20%, return on average assets, 0.06%, return on average equity, 0.59%, net interest margin, 2.78%, and net interest income to average assets ratio, 2.76%. GLMR was selected to the Group based on asset size, number of offices, and profitability.

     o Home Building Bancorp HBBI is a SAIF insured thrift that operates 2 offices in Washington, Indiana and has $42.4 million in assets. HBBI has the highest return on average equity, 5.70%. HBBI had the lowest reserves to loans ratio, 0.29%, deposit growth rate, (7.69%), and the second lowest reserves to nonperforming loans ratio, 29.02%. It was selected as a comparable based on its asset size, number of offices, balance sheet mix, and profitability.

Conversion Valuation Appraisal Report                              Page:  1 - 34
================================================================================




     o Home Financial Bancorp HWEN is a SAIF insured institution with 1 office in Spencer, Indiana and assets of $41.5 million. Home Financial had the highest interest income to average assets ratio, 8.70%, noninterest expense to average assets ratio, 3.29%, and the second highest interest expense to average assets ratio, 4.35%. HWEN was selected as a comparable based on its asset size, number of offices, and profitability.

     o London Financial Corp. LONF is a SAIF insured institution with 1 office in London, Ohio and $37.9 million in assets. LONF has the highest level of deposits to assets, 80.90%, reserves to o nonperforming loans ratios, 238.16%, and reserves to nonperforming assets plus 90 days delinquent ratio, 238.16%, and the lowest noninterest expense to average assets, 2.34%. LONF was selected to the Group based on asset size, number of offices, balance sheet mix, and profitability.

     o Mitchell Bancorp Inc. MBSP is a SAIF insured thrift that operates 1 office in Spruce Pine, North Carolina and has the lowest level of assets of the Group at $36.9 million. MBSP has the highest return to average assets, 1.43%, net interest margin ratio, 5.04%, net interest income to average assets ratio, 4.87%, and deposit growth rate, 16.93%. MBSP had the lowest efficiency and overhead ratios, 49.27% and 49.18%, respectively. It was included as a comparable based on its asset size, lack of borrowings and number of offices.

     o Pennwood Bancorp Inc. PWBK is a SAIF insured institution that operates 3 offices in Pittsburgh, Pennsylvania. The institution has assets of $46.4 million. PWBK has the highest loan growth rate, 36.55% and the second highest reserves to loans ratio, 1.09%. PWBK was selected as a comparable based on its asset size, balance sheet mix, and profitability.

     o Reliance Bancshares Inc. RELI is a SAIF insured thrift that operates 1 office in Milwaukee, Wisconsin and has $44.2 million in assets. RELI has the highest equity to assets ratio, 49.96%, core capital ratio, 46.71% and net interest margin, 5.04%. RELI has the lowest deposits to assets ratio, 39.54%, nonperforming loans to loans ratio, 0.00%, nonperforming assets to assets ratio, 0.00%, nonperforming assets to equity ratio, 0.00%, interest expense to average assets, 2.62%, and lowest asset growth rate, (5.68%). RELI was selected to the Group based on its asset size and growth rates.

Conversion Valuation Appraisal Report                              Page:  1 - 35
================================================================================





     o S. Carolina Community Bancshrs SCCB is a SAIF insured institution with 3 offices in Winnsboro, South Carolina and $46.3 million in assets. SCCB has the second highest deposits to assets ratio, 78.73%, and the lowest loan growth rate, (0.31%). SCCB was selected as a comparable based on its asset size, balance sheet mix and profitability.

Conversion Valuation Appraisal Report                              Page:  1 - 36
================================================================================




All data presented in figure 28 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the offering circular.

                      FIGURE 28 - KEY FINANCIAL INDICATORS

--------------------------------------------------------------------------------
                                           The Bank at       Comparable Group
                                          March 31, 1998      Quarter Median
                                                               (Most Recent
                                                                  Quarter)
--------------------------------------------------------------------------------
Balance Sheet Data
--------------------------------------------------------------------------------
Gross Loans to Deposits                       78.71%                96.73%
--------------------------------------------------------------------------------
Total Net Loans to Assets                     73.10%                72.48%
--------------------------------------------------------------------------------
Deposits to Assets                            93.29%                72.32%
--------------------------------------------------------------------------------
Borrowed Funds to Assets                       0.00%                 6.77%
--------------------------------------------------------------------------------
Balance Sheet Growth
--------------------------------------------------------------------------------
Asset Growth Rate                              5.67%                 0.80%
--------------------------------------------------------------------------------
Loan Growth Rate                              14.17%                 3.35%
--------------------------------------------------------------------------------
Deposit Growth Rate                            5.06%                 6.81%
--------------------------------------------------------------------------------
Capital
--------------------------------------------------------------------------------
Equity to Assets                               5.75%                19.36%
--------------------------------------------------------------------------------
Tangible Equity to Assets                      5.54%                19.36%
--------------------------------------------------------------------------------
Intangible Assets to Equity                    0.00%                 0.00%
--------------------------------------------------------------------------------
Regulatory Core Capital to Assets              5.54%                18.69%
--------------------------------------------------------------------------------
Equity + Reserves to Assets                    6.07%                20.04%
--------------------------------------------------------------------------------
Total Capital to Risk Adjusted Assets         11.81%                36.30%
--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                              Page:  1 - 37
================================================================================

--------------------------------------------------------------------------------
                                               The Bank at     Comparable Group
                                              March 31, 1998    Quarter Average
                                                                  (Most Recent
                                                                    Quarter)
--------------------------------------------------------------------------------
Asset Quality
--------------------------------------------------------------------------------
Non-Performing Loans to Loans                         0.94%             1.06%
--------------------------------------------------------------------------------
Reserves to Non-Performing Loans                     46.99%            69.51%
--------------------------------------------------------------------------------
Non-Performing Assets to Assets                       0.69%             1.26%
--------------------------------------------------------------------------------
Non-Performing Assets to Equity                      11.96%             4.79%
--------------------------------------------------------------------------------
Reserves to Loans                                     0.44%             0.67%
--------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.     46.99%            44.52%
--------------------------------------------------------------------------------
Profitability
--------------------------------------------------------------------------------
Return on Average Assets                              0.60%             0.97%
--------------------------------------------------------------------------------
Return on Average Equity                             10.44%             3.85%
--------------------------------------------------------------------------------
Income Statement
--------------------------------------------------------------------------------
Net Interest Margin                                   3.68%             4.30%
--------------------------------------------------------------------------------
Interest Income to Average Assets                     7.05%             7.69%
--------------------------------------------------------------------------------
Interest Expense to Average Assets                    3.58%             3.80%
--------------------------------------------------------------------------------
Net Interest Income to Average Assets                 3.47%             4.14%
--------------------------------------------------------------------------------
Noninterest Income to Average Assets                  0.70%             0.24%
--------------------------------------------------------------------------------
Noninterest Expense to Average Assets                 3.06%             2.65%
--------------------------------------------------------------------------------
Efficiency Ratio                                     73.25%             64.85%
--------------------------------------------------------------------------------
Overhead Ratio                                       67.84%             63.04%
--------------------------------------------------------------------------------
Source: The Bank Offering Circular, FinPro calculations and SNL Securities
Note: All of the Bank data is for the six months ended March 31, 1998, annualized where appropriate.
Note:   All of the Comparable data is as of the most recent quarter.

Conversion Valuation Appraisal Report                              Page:  1 - 38
================================================================================



4.  Market Value Determination


-------------------------------------------------
                     INTRODUCTION
-------------------------------------------------


The estimated pro-forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoints. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

               o    Balance Sheet Strength

               o    Asset Quality

               o    Earnings Quality, Predictability and Growth

               o    Market Area

               o    Management

               o    Dividends

               o    Liquidity of the Issue

               o    Subscription Interest

               o    Recent Regulatory Matters

               o    Market for Seasoned Thrift Stocks

               o    Acquisition Market

After identifying the adjustments that should be made to market value, the pro-forma market value for the Bank is computed and adjusted. The estimated pro-forma market value for the Bank is then compared with the market valuation ratios of the Comparable Group, recently converted public thrifts, New Jersey thrifts and the aggregate ratios for all public thrifts.

Conversion Valuation Appraisal Report                              Page:  1 - 38
================================================================================





-------------------------------------------------
                BALANCE SHEET STRENGTH
-------------------------------------------------


The balance sheet strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. The following tables summarize the key financial elements of the Bank measured against the Comparable Group.

                       FIGURE 29 - KEY BALANCE SHEET DATA

                                                                             Key Financial Data as of The Most Recent Quarter
                                                          ------------------------------------------------------------------------

                                                               Total        Loans/        Loans/        Deposits/     Borrowings/
                                                              Assets      Deposits        Assets           Assets          Assets
  Ticker                     Short Name                        ($000)        (%)           (%)              (%)             (%)
----------------------------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
CSBF        CSB Financial Group Inc.                          47,983         75.83         57.68            76.06            0.00
FLKY        First Lancaster Bancshares                        53,002        194.98         89.82            46.07           25.88
GLMR        Gilmer Financial Svcs, Inc.                       42,171         81.48         56.24            69.02           20.27
HBBI        Home Building Bancorp                             42,430         90.16         68.17            75.61            9.43
HWEN        Home Financial Bancorp                            41,466        130.40         82.10            62.96           18.57
LONF        London Financial Corp.                            37,916         94.91         76.78            80.90            4.48
MBSP        Mitchell Bancorp Inc.                             36,931        133.45         76.80            57.55            0.00
PWBK        Pennwood Bancorp Inc.                             46,398         85.83         65.84            76.71            3.10
RELI        Reliance Bancshares Inc.                          44,174        156.11         61.73            39.54            9.06
SCCB        S. Carolina Community Bancshrs                    46,305         98.55         77.59            78.73            0.00
-------------------------------------------------------------------------------------------------------------------------------
            Average                                           43,878        114.17         71.28            66.32            9.08
            Median                                            43,302         96.73         72.48            72.32            6.77
            Maximum                                           53,002        194.98         89.82            80.90           25.88
            Minimum                                           36,931         75.83         56.24            39.54            0.00

            Farnsworth Bancorp, Inc.                          38,685         78.71         73.10            93.29            0.00

            Variance to the Comparable Median                 (4,617)       (18.02)         0.63            20.97           (6.77)

Sources:  SNL and Offering Circular Data, FinPro Computations

         Asset Composition - The Bank's net loan to asset ratio of 73.10% is in-line with the median for the Comparable Group of 72.48%.

         Funding Mix - The Bank is funded primarily through deposits, 93.29% of assets, and retained earnings, 5.75% of assets. The Comparable Group has a greater reliance on equity and borrowings than the Bank with a median deposits to assets ratio of 72.32%, a borrowing ratio of 6.77% of assets and equity to assets ratio of 19.36%. The Bank's lack of borrowings leaves room for an additional funding source in the future.

         Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

Conversion Valuation Appraisal Report                              Page:  1 - 40
================================================================================





         The Bank's ability to grow the balance sheet has been limited by its low level of equity.

                      FIGURE 30 - BALANCE SHEET GROWTH DATA

                                                                     Balance Sheet Growth as of The MRQ
                                                          ------------------------------------------------------
                                                               Asset                 Loan               Deposit
                                                              Growth               Growth                Growth
                                                               Rate                 Rate                  Rate
  Ticker                       Short Name                       (%)                  (%)                   (%)
----------------------------------------------------------------------------------------------------------------
                         Comparable Thrift Data
CSBF        CSB Financial Group Inc.                           (0.03)                0.45                  2.14
FLKY        First Lancaster Bancshares                         31.04                36.26                 11.17
GLMR        Gilmer Financial Svcs, Inc.                         7.89                14.84                 14.24
HBBI        Home Building Bancorp                              (4.79)                1.69                 (7.69)
HWEN        Home Financial Bancorp                              5.13                 3.81                  8.87
LONF        London Financial Corp.                              1.62                 3.80                  6.52
MBSP        Mitchell Bancorp Inc.                               8.96                 2.90                 16.93
PWBK        Pennwood Bancorp Inc.                              (3.19)               36.55                 (2.25)
RELI        Reliance Bancshares Inc.                           (5.68)               (0.26)                (3.20)
SCCB        S. Carolina Community Bancshrs                     (0.23)               (0.31)                 7.10
-------------------------------------------------------------------------------------------------------------
            Average                                             4.07                 9.97                  5.38
            Median                                              0.80                 3.35                  6.81
            Maximum                                            31.04                36.55                 16.93
            Minimum                                            (5.68)               (0.31)                (7.69)

            Farnsworth Bancorp, Inc.                            5.67                14.17                  5.06

            Variance to the Comparable Median                   4.87                10.82                 (1.75)

Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page:  1 - 41
================================================================================

                            FIGURE 31 - CAPITAL DATA

                                                                     Capital as of The Most Recent Quarter
                                                -------------------------------------------------------------------------------
                                                               Tangible  Intangible    Regulatory    Equity +   Total Capital/
                                                 Equity/        Equity/     Assets/     Core Cap/   Reserves/    Risk Adjusted
                                                  Assets    Tang Assets      Equity        Assets      Assets           Assets
  Ticker                    Short Name               (%)            (%)                       (%)         (%)              (%)
-------------------------------------------------------------------------------------------------------------------------------
                      Comparable Thrift Data
CSBF       CSB Financial Group Inc.                 23.14          22.12        5.66         22.35       23.52            47.75
FLKY       First Lancaster Bancshares               26.65          26.65        0.00         26.26       26.97            36.82
GLMR       Gilmer Financial Svcs, Inc.               9.02           9.02        0.00          8.80        9.75            19.20
HBBI       Home Building Bancorp                    14.06          14.06        0.00         10.77       14.26            21.56
HWEN       Home Financial Bancorp                   18.00          18.00        0.00         15.30       18.70            26.30
LONF       London Financial Corp.                   13.76          13.76        0.00         16.00       14.24            31.48
MBSP       Mitchell Bancorp Inc.                    39.31          39.31        0.00         32.30       39.84            59.90
PWBK       Pennwood Bancorp Inc.                    18.34          18.34        0.00         19.07       19.05            35.77
RELI       Reliance Bancshares Inc.                 49.96          49.96        0.00         46.71       50.33            70.77
SCCB       S. Carolina Community Bancshrs           20.38          20.38        0.00         18.30       21.02            39.80
-----------------------------------------------------------------------------------------------------------------------------
           Average                                  23.26          23.16        0.57         21.59       23.77            38.94
           Median                                   19.36          19.36        0.00         18.69       20.04            36.30
           Maximum                                  49.96          49.96        5.66         46.71       50.33            70.77
           Minimum                                   9.02           9.02        0.00          8.80        9.75            19.20

           Farnsworth Bancorp, Inc.                  5.75           5.54        0.00          5.54        6.07            11.81

           Variance to the Comparable Median       (13.61)        (13.82)       0.00        (13.15)     (13.96)          (24.49)

Sources:  SNL and Offering Circular Data, FinPro Computations

         Capitalization - The Comparable Group's median equity to assets ratio of 19.36% is higher than the Bank's ratio of 5.75%, however the Bank's pro forma equity to assets ratio is 13.20% at the midpoint of the valuation range.

         Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. Only one of the Comparables has intangible assets. The Bank had no intangible assets.

         Interest Rate Risk - The Bank has a moderate level of interest rate risk, evidenced by a net portfolio value that falls below the starting level of tangible equity at the +200 basis point rate shock.

The Bank's asset mix, pro forma capital levels, and intangible levels are in-line with the Comparables. The Comparables have a slightly higher reliance on borrowings. Based on the similarity of the balance sheet structure between the Comparable Group and the Bank, no adjustment is warranted for this measure.

Conversion Valuation Appraisal Report                              Page:  1 - 42
================================================================================





-------------------------------------------------
                    ASSET QUALITY
-------------------------------------------------


The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, REO and levels of ALLL in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 32 - ASSET QUALITY TABLE

                                                            Asset Quality as of The Most Recent Quarter
                                                      -------------------------------------------------------

                                                       NPLs/  Reserves/  NPAs/   NPAs/  Reserves/  Reserves/
                                                       Loans     NPLs    Assets  Equity   Loans    NPAs + 90
  Ticker                  Short Name                    (%)      (%)      (%)     (%)      (%)        (%)
-------------------------------------------------------------------------------------------------------------
                    Comparable Thrift Data
CSBF        CSB Financial Group Inc.                      NA         NA     NA      NA       0.66      39.74
FLKY        First Lancaster Bancshares                  1.28      27.91   1.70    6.37       0.36      18.91
GLMR        Gilmer Financial Svcs, Inc.                 2.51      51.93   1.65   18.25       1.30      44.52
HBBI        Home Building Bancorp                       0.99      29.02   0.67    4.79       0.29      29.02
HWEN        Home Financial Bancorp                      1.06      81.67   1.32    7.36       0.86      53.55
LONF        London Financial Corp.                      0.26     238.16   0.20    1.46       0.62     238.16
MBSP        Mitchell Bancorp Inc.                       0.81      84.35   1.56    3.96       0.68      33.74
PWBK        Pennwood Bancorp Inc.                       1.09      99.40   0.74    4.06       1.09      44.68
RELI        Reliance Bancshares Inc.                    0.00      NM      0.00    0.00       0.60      NM
SCCB        S. Carolina Community Bancshrs              1.42      57.34   1.26    6.17       0.82      50.34
--------------------------------------------------------------------------------------------------------------
            Average                                     1.05      83.72   1.01    5.82       0.73      61.41
            Median                                      1.06      69.51   1.26    4.79       0.67      44.52
            Maximum                                     2.51     238.16   1.70   18.25       1.30     238.16
            Minimum                                     0.00      27.91   0.00    0.00       0.29      18.91

            Farnsworth Bancorp, Inc.                    0.94      46.99   0.69   11.96       0.44      46.99

            Variance to the Comparable Median          (0.12)    (22.52) (0.57)   7.17      (0.23)      2.47

Sources:  SNL and Offering Circular Data, FinPro Computations

The Bank has a slightly lower level of non-performing loans ("NPL") to total loans at 0.94% when compared to the Comparable Group at 1.06%. The Bank had a non-performing assets to assets ratio of 0.69%, which is lower than the Comparable median of 1.26%. The Bank's reserve levels, 46.99% of nonperforming loans and 0.44% of total loans, are lower than the Comparable medians of 69.51% of nonperforming loans and 0.67% of loans. The Bank's stronger asset quality is mitigated by the Bank's low levels of reserves when compared to the Comparable Group. As such, no adjustment is warranted for this element.

Conversion Valuation Appraisal Report                              Page:  1 - 43
================================================================================





-------------------------------------------------
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH
-------------------------------------------------


The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

                    o    net interest income

                    o    loan loss provision

                    o    non-interest income

                    o    non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                              Page:  1 - 44
================================================================================




The Bank had a net loss of $20 thousand for the fiscal year ended September 30, 1996. This loss included a $192 thousand one-time deposit premium to recapitalize SAIF ($121,000 thousand net of taxes). Excluding this non-recurring expense, adjusted net income would have been $101 thousand. The annualized net income for the six month period ending March 31, 1998 was $228 thousand. The March 31, 1998 earnings were skewed by a collection on a deficiency judgement of $54 thousand, $34 thousand on an after-tax basis. The adjusted annualized six month net income for March 31, 1998, was $160 thousand.



                          FIGURE 33 - NET INCOME TREND


                      Sep-96         Sep-97         Sep-98
                      ------         ------         ------

                       $(20)         $192            $228
                       ====          ====            ====


Sources:  Offering Circular

Conversion Valuation Appraisal Report                              Page:  1 - 45
================================================================================




If adjusted for the one-time collection of a deficiency, the Bank's ROAA and ROAE would have been 0.42% and 7.32%, respectively. The adjusted return on asset ratio is below the Comparable Group median, however, the adjusted return on equity ratio is above the Comparable Group. The Bank's higher ROAE is partially due to its low capital levels.

                         FIGURE 34 - PROFITABILITY DATA

                                                    Profitability as of The Most Recent Quarter
                                                    --------------------------------------------

                                                            Return on            Return on
                                                           Avg Assets           Avg Equity
   Ticker                  Short Name                             (%)                  (%)
------------------------------------------------------------------------------------------------
                     Comparable Thrift Data
CSBF         CSB Financial Group Inc.                          0.54                 2.25
FLKY         First Lancaster Bancshares                        1.04                 3.46
GLMR         Gilmer Financial Svcs, Inc.                       0.06                 0.59
HBBI         Home Building Bancorp                             0.75                 5.70
HWEN         Home Financial Bancorp                            0.93                 5.32
LONF         London Financial Corp.                            1.08                 5.62
MBSP         Mitchell Bancorp Inc.                             1.43                 3.50
PWBK         Pennwood Bancorp Inc.                             0.77                 4.21
RELI         Reliance Bancshares Inc.                          1.02                 2.06
SCCB         S. Carolina Community Bancshrs                    1.01                 4.19
--------------------------------------------------------------------------------------
             Average                                           0.86                 3.69
             Median                                            0.97                 3.85
             Maximum                                           1.43                 5.70
             Minimum                                           0.06                 0.59

             Farnsworth Bancorp, Inc.                          0.60                10.44

             Variance to the Comparable Median                (0.37)                6.60

Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page:  1 - 46
================================================================================




                        FIGURE 35 - INCOME STATEMENT DATA

                                                                      Income Statement as of The Most Recent Quarter
                                          ------------------------------------------------------------------------------------------
                                                                                   Net         Non-       Non-
                                                 Net      Interest    Interest    Interest   interest   interest               Over-
                                               Interest   Income/     Expense/    Income/    Income/   Expense/   Efficiency   head
                                                Margin    Avg Assets  Avg Assets Avg Assets Avg Assets Avg Assets   Ratio      Ratio
Ticker             Short Name                    (%)         (%)         (%)        (%)        (%)        (%)        (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
               Comparable Thrift Data
CSBF   CSB Financial Group Inc.                  3.56        6.87        3.43       3.45       0.22       2.73      70.93      69.07
FLKY   First Lancaster Bancshares                4.50        8.27        3.84       4.43       0.00       2.58      58.27      58.27
GLMR   Gilmer Financial Svcs, Inc.               2.78        7.50        4.74       2.76       0.51       2.41      73.93      69.11
HBBI   Home Building Bancorp                     3.54        7.56        4.14       3.43       0.25       2.50      68.18      65.89
HWEN   Home Financial Bancorp                    4.50        8.70        4.35       4.34       0.35       3.29      70.01      67.62
LONF   London Financial Corp.                    3.73        7.66        3.97       3.69       0.18       2.34      60.61      58.70
MBSP   Mitchell Bancorp Inc.                     5.04        7.72        2.85       4.87       0.01       2.41      49.27      49.18
PWBK   Pennwood Bancorp Inc.                     4.43        7.93        3.75       4.18       0.30       2.88      62.31      59.65
RELI   Reliance Bancshares Inc.                  5.04        7.46        2.62       4.84       0.05       3.28      67.11      66.79
SCCB   S. Carolina Community Bancshrs            4.17        7.74        3.65       4.09       0.26       2.72      62.58      60.19
------------------------------------------------------------------------------------------------------------------------------------
       Average                                   4.13        7.74        3.73       4.01       0.21       2.71      64.32      62.45
       Median                                    4.30        7.69        3.80       4.14       0.24       2.65      64.85      63.04
       Maximum                                   5.04        8.70        4.74       4.87       0.51       3.29      73.93      69.11
       Minimum                                   2.78        6.87        2.62       2.76       0.00       2.34      49.27      49.18

       Farnsworth Bancorp, Inc.                  3.68        7.05        3.58       3.47       0.70       3.06      73.25      67.84

       Variance to the Comparable Median        (0.62)      (0.64)      (0.22)     (0.67)      0.47       0.41       8.41       4.80

Sources:  SNL and Offering Circular Data, FinPro Computations

Compared to the Comparable Group, the Bank's yield on assets is 64 basis points lower, the cost of funds is 22 basis points lower, noninterest income is 47 basis points higher (18 basis points if adjusted for the $54 thousand deficiency judgement), and noninterest expense is 41 basis points higher, resulting in a 36 basis point disadvantage (65 basis points on an adjusted basis).

Taken collectively, the income of the Bank can be measured by the efficiency ratio, where the Bank has a disadvantage of 8.41% as compared to the Comparable median.

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide a variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth.

Based on the Bank's historical earnings performance, a downward adjustment is warranted to the market value for earnings.

Conversion Valuation Appraisal Report                              Page:  1 - 47
================================================================================





-------------------------------------------------
                     MARKET AREA
-------------------------------------------------


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's market were delineated in Section 2 - Market Area Analysis. The following are discussions with respect to the various data sets utilized for the market analysis

         Demographic Data - Population in both of the Bank's markets have grown between 1980 and 1990. However, Florence is projected to decline through 2002 and Bordentown is projected to grow at a rate below the state level. The population is slightly less educated than the state but the median household income is slightly above the state level.

         Competitive Data - The Bank's branches, as mentioned earlier, are located in Florence and Bordentown. Deposits in the Florence market have declined by 1.54% while deposits in Bordentown have grown by 11.19%. The average branch size in both markets is low.

Based on these factors no adjustment is warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 48
================================================================================


-------------------------------------------------
                      MANAGEMENT
-------------------------------------------------


The Bank has developed a good management team with considerable banking experience. The Bank's organizational chart is reasonable for an institution of its size and complexity. The Board is active and oversees and advises on all key strategic and policy decisions and holds the management to high performance standards.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 49
================================================================================





-------------------------------------------------
                  DIVIDENDS
-------------------------------------------------


Historically, banks have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or oversubscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

Conversion Valuation Appraisal Report                              Page:  1 - 50
================================================================================

                            FIGURE 36 - DIVIDEND DATA

                                                               Dividends
                                                         -----------------------
                                                            Current LTM Dividend
                                                           Dividend       Payout
                                                              Yield        Ratio
   Ticker                  Short Name                           ($)          (%)
--------------------------------------------------------------------------------
                     Comparable Thrift Data
CSBF         CSB Financial Group Inc.                         0.000        0.00
FLKY         First Lancaster Bancshares                       3.306       94.34
GLMR         Gilmer Financial Svcs, Inc.                      0.000        0.00
HBBI         Home Building Bancorp                            1.250       26.32
HWEN         Home Financial Bancorp                           1.096       22.22
LONF         London Financial Corp.                           1.574      609.30
MBSP         Mitchell Bancorp Inc.                            2.388       67.80
PWBK         Pennwood Bancorp Inc.                            1.929       49.04
RELI         Reliance Bancshares Inc.                         0.000        0.00
SCCB         S. Carolina Community Bancshrs                   2.943       83.78
--------------------------------------------------------------------------------
             Average                                          1.45        95.28
             Median                                           1.41        37.68
             Maximum                                          3.31       609.30
             Minimum                                          0.00         0.00

             Farnsworth Bancorp, Inc.                           NA           NA

             Variance to the Comparable Median                  NA           NA

Sources:  SNL and Offering Circular Data, FinPro Computations

Seven of the ten Comparable institutions had declared dividends. The median dividend payout ratio for the Comparable Group was 37.67%, ranging from a high of 609.30% to a low of 0.00%. The Bank on a pro forma basis (at the mid point of the value range) will have an equity to assets ratio of 13.20% compared to the Comparable Group's median of 19.36%. It will not therefore, be able to pay dividends of 37% of earnings. A slight downward adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 51
================================================================================





-------------------------------------------------
              LIQUIDITY OF THE ISSUE
-------------------------------------------------


The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

                     FIGURE 37 - MARKET CAPITALIZATION DATA

                                                                                Market Capitalization
                                             --------------------------------------------------------------------------------------
                                                  MRQ                 MRQ        LTM           LTM    MRQ Publicly    MRQ Tangible
                                               Market               Price      Price         Price        Reported    Publicly Rep
                                                Value           Per Share       High           Low      Book Value      Book Value
  Ticker                  Short Name               ($)                ($)        ($)           ($)             ($)             ($)
------------------------------------------------------------------------------------------------------------------------------------
                    Comparable Thrift Data
CSBF        CSB Financial Group Inc.            11.54              13.750     13.750        11.000          13.23           12.48
FLKY        First Lancaster Bancshares          14.32              15.250     16.375        14.625          14.92           14.92
GLMR        Gilmer Financial Svcs, Inc.          2.70              11.000     12.000        10.000          19.88           19.88
HBBI        Home Building Bancorp                7.48              21.250     23.750        18.500          20.61           20.61
HWEN        Home Financial Bancorp               8.48               8.750      9.750         7.375           8.03            8.03
LONF        London Financial Corp.               7.78              16.750     21.000        14.000          10.23           10.23
MBSP        Mitchell Bancorp Inc.               15.59              16.750     18.000        15.250          15.60           15.60
PWBK        Pennwood Bancorp Inc.               10.28              16.125     16.500        10.313          12.59           12.59
RELI        Reliance Bancshares Inc.            20.30               8.875     10.125         7.125           9.31            9.31
SCCB        S. Carolina Community Bancshrs      12.61              21.625     25.250        17.500          16.28           16.28
------------------------------------------------------------------------------------------------------------------------------------
            Average                             11.11              15.01      16.65         12.57           14.07           13.99
            Median                              10.91              15.69      16.44         12.50           14.08           13.76
            Maximum                             20.30              21.63      25.25         18.50           20.61           20.61
            Minimum                              2.70               8.75       9.75          7.13            8.03            8.03

            Farnsworth Bancorp, Inc.             4.15              10.00      NA            NA              13.03           13.03

            Variance to the Comparable Median   (6.76)             (5.69)     NA            NA              (1.05)          (0.73)

Sources:  SNL and Offering Circular Data, FinPro Computations

The market capitalization values of the Comparable Group range from a low of $2.7 million to a high of $20.3 million with a median market capitalization of $10.9 million. The Bank expects to have $4.2 million of market capital at the midpoint on a pro forma basis.

Since the size of the offering is small, it is unlikely that an active and liquid trading market will develop and be maintained. It is anticipated the Bank will be traded on the OTC Bulletin Board. Therefore, a downward adjustment for this factor appears warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 52
================================================================================





-------------------------------------------------
                SUBSCRIPTION INTEREST
-------------------------------------------------


Based on the stock appreciation for both thrift stocks and for the U.S. equity market in general, the market for public offerings has attracted a significant level of attention. The market for public offerings is driven by the lack of supply of stocks to meet the demand created primarily by the growth of mutual funds. Thrift IPO's have received a greater amount of attention due to the price "pops" of recent standard conversions.

               FIGURE 38 - RECENT STANDARD CONVERSION PERFORMANCE

                                                                              ----------------------------------------------
                                                                                           Percent Change from IPO
                                                                              ----------------------------------------------
                                                                    Gross        After       After        After    After
                                                        IPO Price  Proceeds      1 Day       1 Week      1 Month  3 Months
Ticker              Short Name                IPO Date      ($)     ($000)        (%)         (%)          (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
CFKY     Columbia Financial of Kentucky       04/15/98     10.000    26,715      71.25%       59.38%      60.00%         NA
EFC      EFC Bancorp Inc.                     04/07/98     10.000    69,365      47.50%       49.38%      41.25%         NA
HBSC     Heritage Bancorp Inc.                04/06/98     15.000    69,431      NA           46.25%      45.83%         NA
NEP      Northeast PA Financial Corp.         04/01/98     10.000    59,515      55.00%       53.75%      54.38%         NA
         -------------------------------------------------------------------------------------------------------------------
Q2`98    Average                                                                 57.92%       52.19%      50.37%       -
         Median                                                                  55.00%       51.57%      50.11%       -
         -------------------------------------------------------------------------------------------------------------------

BYS      Bay State Bancorp                    03/30/98     20.000    46,949      46.88%       48.13%      50.63%         NA
HLFC     Home Loan Financial Corp.            03/26/98     10.000    22,483      52.50%       61.88%      67.50%         NA
CAVB     Cavalry Bancorp Inc.                 03/17/98     10.000    75,383     105.63%      143.75%     140.00%         NA
ICBC     Independence Comm. Bank Corp.        03/17/98     10.000   704,109      72.50%       75.63%      81.25%         NA
RCBK     Richmond County Financial Corp       02/18/98     10.000   244,663      63.13%       64.38%      78.75%      87.50%
HFBC     HopFed Bancorp Inc.                  02/09/98     10.000    40,336      68.13%       60.00%      67.50%     118.75%
TSBK     Timberland Bancorp Inc.              01/13/98     10.000    66,125      45.00%       60.00%      60.00%      76.25%
MYST     Mystic Financial Inc.                01/09/98     10.000    27,111      44.38%       56.25%      50.00%      73.75%
UTBI     United Tennessee Bankshares          01/05/98     10.000    14,548      47.50%       37.50%      42.50%      50.00%
         -------------------------------------------------------------------------------------------------------------------
Q1`98    Average                                                                 60.63%       67.50%      70.90%      81.25%
         Median                                                                  52.50%       60.00%      67.50%      76.25%
         -------------------------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------------------------
1998 YTD Average                                                                 59.95%       62.79%      64.58%      81.25%
         Median                                                                  53.75%       59.38%      60.00%      76.25%
         -------------------------------------------------------------------------------------------------------------------

PEDE     Great Pee Dee Bancorp                12/31/97     10.000    21,821      61.25%       55.00%      48.75%      57.50%
UCBC     Union Community Bancorp              12/29/97     10.000    30,418      46.88%       42.50%      42.50%      58.13%
WSBI     Warwick Community Bancorp            12/23/97     10.000    64,141      56.25%       70.00%      56.25%      75.63%
SIB      Staten Island Bancorp Inc.           12/22/97     12.000   515,775      58.86%       61.98%      59.90%      74.48%
HCBC     High Country Bancorp Inc.            12/10/97     10.000    13,225      44.38%       50.63%      45.00%      50.00%
FSFF     First SecurityFed Financial          10/31/97     10.000    64,080      50.63%       51.25%      60.63%      46.88%
OTFC     Oregon Trail Financial Corp.         10/06/97     10.000    46,949      67.50%       63.75%      61.25%      67.50%
RVSB     Riverview Bancorp Inc.               10/01/97     10.000        NA      31.88%       36.25%      32.50%      77.50%
SHSB     SHS Bancorp Inc.                     10/01/97     10.000     8,200      47.50%       62.50%      60.00%      67.50%
         -------------------------------------------------------------------------------------------------------------------
Q4 `97   Average                                                                 51.68%       54.87%      51.86%      63.90%
         Median                                                                  50.63%       55.00%      56.25%      67.50%
         -------------------------------------------------------------------------------------------------------------------

OSFS     Ohio State Financial Services        09/29/97     10.000     6,332      55.00%       53.70%      49.60%      52.50%
FSPT     FirstSpartan Financial Corp.         07/09/97     20.000    88,608      83.44%       85.00%      78.13%      91.88%
GOSB     GSB Financial Corp.                  07/09/97     10.000    22,483      46.25%       48.75%      43.75%      55.00%
FBNW     FirstBank Corp.                      07/02/97     10.000    19,838      58.13%       55.63%      77.50%      72.50%
         -------------------------------------------------------------------------------------------------------------------
Q3`97    Average                                                                 60.71%       60.77%      62.24%      67.97%
         Median                                                                  56.57%       54.67%      63.55%      63.75%
         -------------------------------------------------------------------------------------------------------------------

HCBB     HCB Bancshares Inc.                  05/07/97     10.000    26,450      26.25%       27.50%      28.75%      38.75%
PSFC     Peoples-Sidney Financial Corp.       04/28/97     10.000    17,854      25.63%       28.75%      32.50%      55.00%
HMLK     Hemlock Federal Financial Corp       04/02/97     10.000    20,763      28.75%       28.75%      30.00%      40.00%
GSLA     GS Financial Corp.                   04/01/97     10.000    34,385      33.75%       37.50%      40.00%      51.25%
         -------------------------------------------------------------------------------------------------------------------
Q2 '97   Average                                                                 28.60%       30.63%      32.81%      46.25%
         Median                                                                  27.50%       28.75%      31.25%      45.63%
         -------------------------------------------------------------------------------------------------------------------

MRKF     Market Financial Corp.               03/27/97     10.000    13,357      29.38%       22.50%      26.25%      37.50%
EFBC     Empire Federal Bancorp Inc.          01/27/97     10.000    25,921      32.50%       35.00%      37.50%      31.25%
FAB      FIRSTFED AMERICA BANCORP INC.        01/15/97     10.000    87,126      36.25%       41.25%      48.75%      38.75%
RSLN     Roslyn Bancorp Inc.                  01/13/97     10.000   423,714      50.00%       59.38%      60.00%      58.75%
AFBC     Advance Financial Bancorp            01/02/97     10.000    10,845      28.75%       29.38%      40.00%      40.00%
         -------------------------------------------------------------------------------------------------------------------
Q1 '97   Average                                                                 35.38%       37.50%      42.50%      41.25%
         Median                                                                  32.50%       35.00%      40.00%      38.75%
         -------------------------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------------------------
1997     Average                                                                 45.42%       47.59%      48.16%      56.28%
         Median                                                                  46.57%       49.69%      46.88%      55.00%
         -------------------------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------------------------
1/1/97 toAverage                                                                 50.55%       53.24%      54.26%      60.91%
6/8/98   Median                                                                  47.50%       53.70%      50.00%      57.50%
         -------------------------------------------------------------------------------------------------------------------

Source:  SNL Securities, FinPro calculations

As illustrated, thrift stocks have appreciated substantially on the first day of trading. Additionally, the vast majority of the recent conversions, have oversubscribed and have closed at the supermaximum of the estimated value range. As such, an upward adjustment for subscription interest is warranted at this time.

Conversion Valuation Appraisal Report                              Page:  1 - 53
================================================================================





-------------------------------------------------
              RECENT REGULATORY MATTERS
-------------------------------------------------


As a result of large after-market price increases of conversions during 1993 and early 1994, the regulatory agencies have issued guidelines on appraisals for conversions. The regulators publicly indicated that only modest immediate after-market price increases are appropriate for converting institutions. The guidelines issued November 22, 1994, indicate that the reasonableness and adequacy of an appraisal will be partially judged by the immediate price movement of the conversion stock in the after-market, using a very short time frame of the second day of trading following closing. The guidelines further discuss that the average price appreciation for all IPO's has been between 10% and 15%, which was deemed to be too high.

At around the same time period, IPO pricing was elevated on a book basis and IPO's in late 1994 did not experience much appreciation. In fact, numerous IPOs actually depreciated. 1995 brought back lower premiums to book but they have been rising throughout 1996 to approximately the same levels as late 1994. The trend has continued in 1998 with IPO's popping over 50% on average, for the first day of trading.

The recent interest in thrift IPO's has caused large oversubscriptions, which in turn have caused large price appreciations in the aftermarket. Recently, regulators have been indicating the need for increased pricing of new issues in the attempt lessen the aftermarket appreciation. Also, regulators have been concerned with capital redistributions from thrifts which have converted within the past three years. Regulatory agencies are publicly indicating that they will enforce the limits of stock buy backs to: 0% in the first year, 5% in the second year and 5% in the third year.

This threat to newly converted institutions, of not being able to use all of the capital markets tools available, will hurt the stock's attractiveness, as it will put them at a significant competitive disadvantage to the rest of the industry.

As such, a downward adjustment for this measure is warranted based on the uncertainty surrounding the regulatory environment.

Conversion Valuation Appraisal Report                              Page:  1 - 54
================================================================================





-------------------------------------------------
          MARKET FOR SEASONED THRIFT STOCKS
-------------------------------------------------


Data for all public thrifts as of June 8, 1998 is provided in Exhibit 8. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:

                       FIGURE 39 - SNL THRIFT INDEX CHART


                         Jan-92         143.9
                         Jul-92         175.1
                         Jan-93         201.1
                         Jul-93         220.5
                         Jan-94         252.5
                         Jul-94         273.8
                         Jan-95         256.1
                         Jul-95         328.2
                         Jan-96         370.7
                         Jul-96         389.9
                         Jan-97         520.1
                         Jul-97         684.5
                         Jan-98         768.3
                         Jun-98       897.205

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 55
================================================================================


                        FIGURE 40 - HISTORICAL SNL INDEX

-------------------------------------------------------------------------------------------------------------------------------
                                            SNL THRIFT INDEX MONTHLY PERFORMANCE
                                              January 2, 1992 to June 8, 1998
-------------------------------------------------------------------------------------------------------------------------------


                                    SNL       % Change    % Change    % Change     % Change    % Change    % Change    % Change
                                  Thrift       Since        Since       Since       Since        Since       Since       Since
                    Date           Index       1/2/92      1/4/93      1/3/94      12/30/94    12/29/95    12/31/96    12/31/97
                    ----           -----       ------      ------      ------      --------    --------    --------    --------

                    Jan-92         143.9          -           -           -            -           -           -           -
                    Jul-92         175.1         21.7%        -           -            -           -           -           -
                    Jan-93         201.1         39.7%        -           -            -           -           -           -
                    Jul-93         220.5         53.2%        9.6%        -            -           -           -           -
                    Jan-94         252.5         75.5%       25.6%        -            -           -           -           -
                    Jul-94         273.8         90.3%       36.2%        8.4%         -           -           -           -
                    Jan-95         256.1         78.0%       27.3%        1.4%         -           -           -           -
                    Jul-95         328.2        128.1%       63.2%       30.0%        28.2%        -           -           -
                    Jan-96         370.7        157.6%       84.3%       46.8%        44.7%        -           -           -
                    Jul-96         389.9        171.0%       93.9%       54.4%        52.2%        5.2%        -           -
                    Jan-97         520.1        261.4%      158.6%      106.0%       103.1%       40.3%        -           -
                    Jul-97         684.5        375.7%      240.4%      171.1%       167.3%       84.7%       31.6%
                    Jan-98         768.3        433.9%      282.0%      204.3%       217.1%      104.1%       58.9%       -5.6%
                   June 8, 1998    897.2        523.5%      346.1%      255.3%       270.3%      138.3%       85.5%       10.2%

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 56
================================================================================

                           FIGURE 41 - EQUITY INDICES

                                [GRAPHIC OMITTED]







                            Index Comparisons
            --------------------------------------------------
                            SNL             S&P         DJIA
            --------------------------------------------------
                6/30/94    269.6        444.3       3,625.0
               12/30/94    244.7        459.3       3,834.4
                6/30/95    313.5        544.8       4,556.1
               12/29/95    376.5        615.9       5,117.1
                6/28/96    387.2        670.6       5,654.6
               12/31/96    483.6        740.7       6,448.3
                6/30/97    624.5        885.2       7,672.8
               12/30/97    814.1        970.4       7,903.0
                 6/8/98    897.2      1,115.7       9,069.6
            --------------------------------------------


As the Figures 39 and 40 illustrate, the performance of the SNL index has been robust through 1992, 1993, 1994 and 1995. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. The rate scenario covering the same period as the SNL index can be seen in the following chart.

Conversion Valuation Appraisal Report                              Page:  1 - 57
================================================================================





                          FIGURE 42 - HISTORICAL RATES

                                [GRAPHIC OMITTED]
Source:  Prudential Bache Securities

As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion prices. 1997 has seen a continuation of this trend, with the median IPO pricing at 71.1%, 71.4%, 72.5%, and 76.6% of book value for the first, second, third, and fourth quarters of 1997, respectively, and 78.4% in the first quarter of 1998.

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figure 41 and 42 show, in 1997, the flat interest rate environment has contributed to the appreciation in the SNL index. In addition, the market continues to demonstrate evidence of acquisition speculation.

A downward adjustment for this measure is warranted, as the institution will trade at a discount to the market until the capital is adequately invested.

Conversion Valuation Appraisal Report                              Page:  1 - 58
================================================================================

-------------------------------------------------
                  ACQUISITION MARKET
-------------------------------------------------




                  FIGURE 43 - DEALS FOR LAST THIRTEEN QUARTERS


          1995-2   1995-3   1995-4   1996-1   1996-2   1996-3   1996-4   1997-1   1997-2   1997-3   1997-4   1998-1   1998-2*
          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Bank        85       92       80        79      87       91       82       66       79      102       94       85       72

Thrift      35       27       22        22      29       21       19       25       32       17       37       26       20


                                                                                             *1998-2 is deals through 6/08/98

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 59
================================================================================




From 1994 through June 8, 1998, thrift deal prices remained high. Nationally, all pricing multiples are up in 1998. Regionally, price to earnings, price to book and price to tangible book are down, while price to assets and price to deposits are up. Deals less than $10 million were priced at substantially lower multiples.

         FIGURE 44 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK


                                [GRAPHIC OMITTED]


    FIGURE 45 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 60
================================================================================

           FIGURE 46 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS


                                [GRAPHIC OMITTED]


        FIGURE 47 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 61
================================================================================


       FIGURE 48 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS


                                [GRAPHIC OMITTED]


                           FIGURE 49 - DEAL MULTIPLES

-----------------------------------------------------------------------------------------------
Median Price to LTM Earnings                       1995       1996        1997      1998 YTD
Thrifts - Nationwide                               18.4       17.6        24.6        26.6
Thrifts - Mid-Atlantic                             17.9       17.0        21.7        27.2
Thrifts - Deal Value less than $10 Million         23.9       18.9        37.0        26.6
Average Price to Book
Thrifts - Nationwide                               144.7      149.5       185.2       215.8
Thrifts - Mid-Atlantic                             156.5      156.9       212.5       206.2
Thrifts - Deal Value less than $10 Million         134.5      145.6       142.8       177.8
Average Price to Tangible Book
Thrifts - Nationwide                               150.0      153.6       191.9       219.7
Thrifts - Mid-Atlantic                             157.6      159.4       228.7       206.6
Thrifts - Deal Value less than $10 Million         135.0      145.6       144.3       178.2
Average Price to Assets
Thrifts - Nationwide                               14.8       15.0        18.4        21.2
Thrifts - Mid-Atlantic                             15.3       17.7        16.5        23.2
Thrifts - Deal Value less than  $10 Million        12.1       14.0        15.5        13.2
Average Price to Deposits
Thrifts - Nationwide                               19.2       19.9        24.9        29.1
Thrifts - Mid-Atlantic                             20.3       24.5        26.1        32.0
Thrifts - Deal Value less than $10 Million         15.3       16.7        19.0        17.0
-----------------------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                              Page:  1 - 62
================================================================================





Currently, there are three thrift acquisitions pending in New Jersey. HUBCO Inc. is in the process of acquiring IBS Financial Corp. IBS was priced at 187% of book and 38.4X LTM earnings. Valley National Bank is purchasing Wayne Bancorp for 200% of book value and 35.1X earnings. First Home Bancorp is being acquired by Sovereign Bancorp for 235% of book and 18.2X earnings. The acquisition multiples associated with all deals are shown below.

                      FIGURE 50 - ACQUISITION PREMIUM TABLE

---------------------------------------------------------------------------------------------------------------------
                                                      Price to          Price to         Price to         Price to
                                                       Book           Tangible Book       Earnings         Assets
                                                        (%)                (%)              (X)             (%)
---------------------------------------------------------------------------------------------------------------------
Announced National Merger Multiples
    1998 YTD as of 6/8/98                              215.8              219.7            26.6             21.2

All Public Thrift Median Trading Multiples
   as of 6/8/98                                        154.1              157.4            19.9             18.7

Comparable Median Trading Multiples
   as of 6/8/98                                        109.3              110.7            28.5             23.1


Acquisition Premium Over All Public Thrifts            40.04%             39.58%          33.67%           13.37%

Acquisition Premium Over Comparables                   97.44%             98.46%          -6.67%           -8.23%
---------------------------------------------------------------------------------------------------------------------

Source: SNL Securities, FinPro calculations


The "take-out" premium over thrifts appears to be approximately 30% to 40%. The Comparables appear to be trading at acquisition earnings multiples and have therefore capped the price to book multiples.

A downward adjustment is warranted for this factor, as the Bank will not be readily available for acquisition immediately following the reorganization.

Conversion Valuation Appraisal Report                              Page:  1 - 63
================================================================================




-------------------------------------------------
                 ADJUSTMENTS TO VALUE
-------------------------------------------------


Overall,  FinPro  believes  that the  Bank  pro-forma  market  value  should  be
discounted   relative  to  the  Comparable   Group,   reflecting  the  following
adjustments.

Key Valuation Parameters                                    Valuation Adjustment
----------------------------------------------------------- --------------------

Balance Sheet Strength                                      No Adjustment

Asset Quality                                               No Adjustment

Earnings Quality, Predictability and Growth                 Downward

Market Area                                                 No Adjustment

Management                                                  No Adjustment

Dividends                                                   Slight Downward

Liquidity of the Issue                                      Downward

Subscription Interest                                       Upward

Recent Regulatory Matters                                   Downward

Market for Seasoned Thrift Stocks                           Downward

Acquisition Market                                          Downward


As a result of all the factors discussed, a full offering discount of approximately 50% on an earnings multiple basis and a 35% discount on a price to book basis appears to be reasonable.

Conversion Valuation Appraisal Report                              Page:  1 - 64
================================================================================





-------------------------------------------------
                  VALUATION APPROACH
-------------------------------------------------


In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro-forma market value approach, four key pricing multiples were considered. The four multiples include:

         Price to earnings ("P/E")

         Price to tangible book value ("P/TB")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro-forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 10.

To ascertain the pro-forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1997 to date) standard conversions were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach had gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Most recently, the P/E approach has regained favor among investors.

The evidence of the movement towards the P/E Multiple can be seen in the acquisition, trading and IPO markets. The P/LTM EPS multiple for the completed mergers is 24.4x, for all public thrifts the trading P/LTM EPS is 19.9x and for recent standard conversions is 17.4x.

As such, in estimating the market value for the Bank, the most emphasis was placed on the P/E approach. The P/B and P/TB were given much less weight and the P/A ratio was not given much weight at all.

In terms of the market multiples, most weight was given to the Comparable Group. The second highest weight was afforded to recent standard conversions. Less weight was ascribed to all public thrifts and all New Jersey thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and New Jersey publicly traded thrifts are shown in Exhibit 8.

Conversion Valuation Appraisal Report                              Page:  1 - 65
================================================================================





Based upon the premiums and discounts defined in the section above, the Bank pricing at the midpoint is estimated to be $4,150,000. Based upon a range below and above the midpoint value, the relative values are $3,527,500 at the minimum and $4,772,500 at the maximum respectively. At the supermaximum of the range the offering value would be $5,488,380.

At the various levels of the estimated value range, the offering would result in the following offering data:

                      FIGURE 51 - VALUE RANGE OFFERING DATA

                                                   -----------------------------------------------------------------------
                                                                                 Appraised Value
                                                   -----------------------------------------------------------------------
Conclusion                                                 Minimum          Midpoint          Maximum         SuperMaximum
                                                   -----------------------------------------------------------------------
 Shares Issued and Exchanged                                352,750          415,000           477,250            548,838
 Price per Share                                        $        10      $        10       $        10        $        10
 Shares Issued to Foundation                                      -                -                 -                  -
 Total Shares                                               352,750          415,000           477,250            548,838
 Exchange Shares                                                  -                -                 -                  -
 Conversion Shares                                          352,750          415,000           477,250            548,838
 Implied Exhange Ratio                                            -                -                 -                  -
 Gross Proceeds                                         $ 3,527,500      $ 4,150,000       $ 4,772,500        $ 5,488,380
 Exchange Value                                         $         -      $         -       $         -        $         -
                                                   -----------------------------------------------------------------------


Source:  FinPro Inc. Pro forma Model


                      FIGURE 52 - VALUE RANGE OFFERING DATA

                                                    --------------------------------------------------------------------------------
                                                       Bank              Comparables           State              National
                                                    --------------------------------------------------------------------------------
                                                                       Mean      Median     Mean     Median    Mean        Median
                                              Min           12.82
Price-Earnings Ratio P/E                      Mid           14.49       37.51      28.47    20.98     18.64    23.33         19.93
------------------------                      Max           15.87
                                             Smax           17.86

                                              Min           72.52%
Price-to-Book Ratio P/B                       Mid           76.75%     109.97%    109.29%  177.76%   164.97%  171.31%       154.11%
-----------------------                       Max           80.06%
                                             Smax           83.33%

                                              Min           72.52%
Price-to-Tangible Book Ratio P/TB             Mid           76.75%     110.59%    110.69%  183.84%   166.50%  178.18%       157.39%
---------------------------------             Max           80.06%
                                             Smax           83.33%

                                              Min            8.73%
Price-to-Assets Ratio P/A                     Mid           10.14%      25.36%     23.11%   18.42%    16.83%   20.51%        18.69%
-------------------------                     Max           11.50%
                                             Smax           13.03%

Conversion Valuation Appraisal Report                              Page:  1 - 66
================================================================================




This equates to the following multiples:

    FIGURE 53 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT

                                 ---------------------------------------------------------------------------------------
                                                                 Price Relative to
                                 ---------------------------------------------------------------------------------------
                                        Earnings         Core Earnings       Book            Tangible Book       Assets
------------------------------------------------------------------------------------------------------------------------
The Bank (at midpoint)                   12.20                13.70         74.85%                74.85%          9.88%
------------------------------------------------------------------------------------------------------------------------
Comparable Group Average                 28.47                27.16        109.29%               110.69%         23.11%
------------------------------------------------------------------------------------------------------------------------
(Discount) Premium                      -57.15%              -49.56%       -31.51%               -32.38%        -57.25%
------------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

  FIGURE 54 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA SUPERMAXIMUM


                                 ----------------------------------------------------------------------------------
                                                               Price Relative to
                                 ----------------------------------------------------------------------------------
                                            Earnings        Core Earnings       Book        Tangible Book  Assets
                                 ----------------------------------------------------------------------------------
The Bank (at the supermax)                    15.15              16.95          81.63%           81.63%     12.71%
-------------------------------------------------------------------------------------------------------------------
Comparable Group Average                      28.47              27.16         109.29%          110.69%     23.11%
-------------------------------------------------------------------------------------------------------------------
(Discount) Premium                           -46.79%            -37.59%        -25.31%          -26.25%    -45.00%
-------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

As figure 53 demonstrates, the Bank is priced at a discount of 49.56% on a core earnings basis. A discount of 31.51% is applied to the Bank relative to the Comparable Group on a price to book basis.

Recently, thrift public offerings have been over-subscribing and have been closing at the supermaximum of the estimated value range. Therefore, a more meaningful comparison would be the Bank's multiples at the supermaximum of the EVR to the Comparable Group. Figure 54 shows the Bank (at the supermaximum) is priced at a 37.59% discount on a core earnings basis and at a 25.31% discount on a book basis.

The Bank (at the midpoint of the EVR) is priced at a 1.51% discount on a book basis and at a 29.89% discount to unadjusted earnings, when compared to recent standard conversions.

FIGURE 55 - RECENT  STANDARD  CONVERSIONS  TRADING  MULTIPLES  TO THE BANK'S PRO
                                 FORMA MIDPOINT

                                   ----------------------------------------------------------------------------
                                                                Price Relative to
                                   --------------------------------------------------------------------------------
                                           Earnings       Core Earnings       Book          Tangible Book  Assets
 ------------------------------------------------------------------------------------------------------------------
The Bank (at midpoint)                       12.20              13.70        74.85%             74.85%       9.88%
-------------------------------------------------------------------------------------------------------------------
Recent Standard Conversions                  17.40              NA           76.00%             76.00%      19.20%
-------------------------------------------------------------------------------------------------------------------
(Discount) Premium                          -29.89%             NA           -1.51%             -1.51%     -48.54%
-------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

Conversion Valuation Appraisal Report                              Page:  1 - 67
================================================================================




As the core earnings for recent standard conversions is not available, it is not possible to compare the earnings multiple for the midpoint or supermaximum, however, the Bank's pro forma core earnings multiple at the supermaximum, when compared to the recent standard conversion earnings multiple represents a discount of 2.65% ((16.95-17.40)/16.95) and is offset by the premium, at the supermaximum, of 7.41% on a book basis.

   FIGURE 56 - RECENT STANDARD CONVERSION TRADING MULTIPLES TO THE BANK'S PRO
                               FORMA SUPERMAXIMUM


                                       -------------------------------------------------------------------------------------------
                                                                         Price Relative to
                                       -------------------------------------------------------------------------------------------
                                                   Earnings       Core Earnings         Book         Tangible Book        Assets
----------------------------------------------------------------------------------------------------------------------------------
The Bank (at the supermax)                           15.15              16.95           81.63%            81.63%           12.71%
----------------------------------------------------------------------------------------------------------------------------------
Recent Standard Conversions                          17.40                 NA           76.00%            76.00%           19.20%
----------------------------------------------------------------------------------------------------------------------------------
(Discount) Premium                                  -12.93%                NA            7.41%             7.41%          -33.80%
----------------------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

Conversion Valuation Appraisal Report                              Page:  1 - 68
================================================================================





-------------------------------------------------
                VALUATION CONCLUSION
-------------------------------------------------


It is, therefore, our opinion that as of June 12, 1998, the estimated pro-forma market value of the Bank in a full offering was $4,150,000 at the midpoint of a range with a minimum of $3,527,500 to a maximum of $4,772,500 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $5,488,380. The stock will be issued at $10.00 per share.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, New Jersey public thrifts and the recent standard conversion group is shown in Exhibit 10.

------------------------------------------------------------------------------------------------------------------------------------
                                                       EXHIBIT 1

                                                     ABOUT THE FIRM
------------------------------------------------------------------------------------------------------------------------------------
FinPro, Inc. was established in 1988 as a full service                LISTING OF SERVICES
management consulting firm specializing in providing                  -------------------
advisory services to the Financial Institutions Industry.
FinPro provides management advisory services for Banks,               FinPro offers a full array of products and services
Thrifts, Finance Companies and NonBank Banks.                         including:
Additionally, FinPro has performed work for the Federal
Bankruptcy Court, Federal Deposit Insurance Corporation,              PLANNING
Office of Thrift Supervision and the Resolution Trust
Corporation.  FinPro is recognized as an expert in banking                 Budgeting
and in loan analysis by the Federal Bankruptcy Court.                      Segment Planning
                                                                           Strategic and Business Planning
FinPro is independently owned, not associated or
affiliated with any transaction oriented firm.  This                  ASSET/LIABILITY MANAGEMENT
provides FinPro with an unbiased platform from which to
make analytical recommendations.  FinPro believes that a              CAPITAL MARKETS
client deserves to be told of all the alternatives, along
with their associated benefits and downsides and that a                    Corporate Finance
decision should be made on its merits.  This uniquely                      Deposit Studies and Valuations
positions FinPro as an objective third party willing to                    Mergers and Acquisitions
suggest the unpopular strategies, unlike its competitors
who rely on a transaction to get paid.                                VALUATION

FinPro is headquartered in Liberty Corner, New Jersey and                  Bank Appraisals and Fairness Opinions
has a branch office in Buffalo, New York.                                  Bank Valuations and Franchise Value Enhancement

FinPro principals are frequent speakers and presenters at             MARKET RESEARCH
financial institution trade association functions.  In
addition, FinPro designed the Statistical Report Analysis                  Branch Acquisitions, Sales Consolidations, Swaps and
currently produced quarterly by the New Jersey Community                   Applications
and Savings Bankers for its members.  FinPro also                          Branch and Product Profitability
regularly hosts President's Breakfast for Presidents of                    Branch Network Evaluations
New Jersey Community Banks.                                                Competitive Analysis and Positioning
                                                                           Customer Segmentation and Profiling
FinPro maintains a library of databases encompassing bank
and thrift capital markets data, census data, branch                  MARKET FEASIBILITY STUDIES
deposit data, national peer data, market research data
along with many other related topics.  As such, FinPro can                 Market Studies and Market Area Evaluations
provide quick, current and precise analytical assessments                  Site Studies
based on timely data.  In addition, FinPro's geographic
mapping capabilities give it a unique capability to                   COMPLIANCE
thematically illustrate multiple issues and to provide
targeted marketing opportunities to its clients.                           Compliance Reviews
                                                                           Geocoding of Loans and Deposits
FinPro has also designed and built PC-based software                       Portfolio Due Diligence
programs to utilize as tools in its work.  Examples
include:                                                              LOAN REVIEW
o    A proprietary software program (LaRS [R]) to perform
     loan review analytics.                                           CRA ANALYSIS AND IMPROVEMENT
o    A duration based asset/liability model.
o    A five year strategic planning, three year business              FINANCIAL
     planning, and one year budgetary model that completely
     simulates an entire institution.                                      Balance Sheet Restructuring
o    A branch and product profitability model.                             Earnings Improvement Studies
o    A market performance grid and branch improvement grid
     model.                                                            OPERATIONS
o    A criteria based market feasibility model.                            Financial Reporting

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

--------------------------------------------------------------------------------
FINPRO                                P.O. Box 323 - LIBERTY CORNER - NJ - 07938
                                                PHONE: 908 / 604-9336
[LOGO]                                           FAX: 908 / 604-5951
                                             E-MAIL: FINPRO@CYBERNEX.NET
                                                WEBSITE: FINPRONJ.COM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       EXHIBIT 1

                                                     ABOUT THE FIRM
------------------------------------------------------------------------------------------------------------------------------------

Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry.

Mr. Musso has a broad background in capital markets, bank valuations,  enhancing     [GLOBE GRAPHIC OMITTED]
franchise value,  corporate finance,  mergers and acquisitions,  asset/liability management,  strategic planning, market feasibility and differentiation,  branch acquisition,  sales,  consolidation and  profitability,  financial  modeling and analysis,  balance  sheet  restructuring,  product  and  segment  profitability, business development and project management.  Besides his consulting experience, he has solid  industry  experience,  having worked for two $10 billion plus east
coast financial institutions.                                                        DONALD J. MUSSO

Mr. Musso has provided expert  testimony on financial  institutions  matters for     MANAGING DIRECTOR AND PRESIDENT
the Federal  Bankruptcy  Court, the Office of Thrift  Supervision and the United
States Attorney's Office.

He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities. Mr. Musso is also on the faculty of Stonier Graduate School of Banking, teaching Strategic Planning.

Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickinson University.


--------------------------------------------------------------------------------
FINPRO                                P.O. Box 323 - LIBERTY CORNER - NJ - 07938
                                                PHONE: 908 / 604-9336
[LOGO]                                           FAX: 908 / 604-5951
                                             E-MAIL: FINPRO@CYBERNEX.NET
                                                WEBSITE: FINPRONJ.COM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       EXHIBIT 1

                                                     ABOUT THE FIRM
------------------------------------------------------------------------------------------------------------------------------------

Steve joined FinPro in 1989 and is one of the founding members of the firm.

Steve  manages  the FinPro  office in Western  New York and is  responsible  for
managing  many  strategic  planning,  loan review,  market  feasibility  and CRA          [GLOBE GRAPHIC OMITTED]
engagements.

Steve has extensive experience in performing a wide array of consulting services including strategic planning engagements, market feasibility studies, branch profitability analysis, CRA analysis and loan review and work-out. In addition, Steve has a broad background in market research and analysis.

Steve is responsible for the development of FinPro's market feasibility, CRA and          STEVEN P. MUSSO
Loan Review  products.  Additionally  he is responsible  for the  integration of
sophisticated  analytical  tools  such  as  mapping  software  into  the  FinPro          MANAGING DIRECTOR
processes.

Steve is a licensed real estate agent in New Jersey and prior to joining FinPro he practiced real estate in Philadelphia, Pennsylvania.

Mr. Musso has a B.S. in Finance from Syracuse University.




--------------------------------------------------------------------------------
FINPRO                                P.O. Box 323 - LIBERTY CORNER - NJ - 07938
                                                PHONE: 908 / 604-9336
[LOGO]                                           FAX: 908 / 604-5951
                                             E-MAIL: FINPRO@CYBERNEX.NET
                                                WEBSITE: FINPRONJ.COM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       EXHIBIT 1

                                                     ABOUT THE FIRM
------------------------------------------------------------------------------------------------------------------------------------

Ken joined the firm in 1996, bringing with him twelve years of banking and securities experience.

Mr.  Emerson  has  concentrated  on bank  valuations,  strategic  plans,  market     [GLOBE GRAPHIC OMITTED]
feasibility  studies, and branch  profitability.  His experience with respect to accounting,  reporting, and information systems serve him well in this capacity.
Ken's prior  employers  include  Summit  Bancorp,  Valley  Savings Bank,  Howard
Savings Bank,  Carteret Mortgage  Company,  CIT Data Corp., and Mahler & Emerson
Inc.  Ken has  managed  financial  reporting  departments,  complying  with  the     KENNETH G. EMERSON, CPA
regulatory  reporting  requirements  of the FRB, FDIC,  OTS, State of New Jersey
Department of Banking, SEC, and NASD. Additional  responsibilities have included     DIRECTOR
asset/liability, cash, back office, operations, objective and LAN management and shareholder reporting, budgeting, acquisitions, sales, conversions,  interfaces, and FASB implementation.

Ken is a frequent speaker on Financial Institution related topics and is a member of the AICPA and NJSCPA.

Mr. Emerson has a B.A. in Accounting from Franklin & Marshall College and is a licensed CPA in the state of New Jersey.


--------------------------------------------------------------------------------
FINPRO                                P.O. Box 323 - LIBERTY CORNER - NJ - 07938
                                                PHONE: 908 / 604-9336
[LOGO]                                           FAX: 908 / 604-5951
                                             E-MAIL: FINPRO@CYBERNEX.NET
                                                WEBSITE: FINPRONJ.COM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       EXHIBIT 1

                                                     ABOUT THE FIRM
------------------------------------------------------------------------------------------------------------------------------------

Dennis joined the firm in June of 1996.

Dennis has refined FinPro's interest rate risk product and currently manages all of the Firm's interest rate risk engagements.  Additionally, he has concentrated
on  merger  and  acquisition  transactions,   divestitures,   shareholder  value     [GLOBE GRAPHIC OMITTED]
enhancements and has designed and built FinPro's acquisition opportunity ranking model. Conversion appraisals,  market feasibility,  competitive analysis, branch
profitability and branch sales/acquisitions are other areas of specialization.       DENNIS E. GIBNEY

Prior to  joining  the firm,  Dennis  received  broad  based  experience  in the     SENIOR FINANCIAL ANALYST
securities  industry.  He worked for Merrill  Lynch & Company  supporting  their
Mortgage-Backed  trading desk in New York, as an Allocations  Specialist and for
Sandler O'Neill & Partners, where he provided sales and trade support.

He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics.



--------------------------------------------------------------------------------
FINPRO                                P.O. Box 323 - LIBERTY CORNER - NJ - 07938
                                                PHONE: 908 / 604-9336
[LOGO]                                           FAX: 908 / 604-5951
                                             E-MAIL: FINPRO@CYBERNEX.NET
                                                WEBSITE: FINPRONJ.COM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       EXHIBIT 1

                                                     ABOUT THE FIRM
------------------------------------------------------------------------------------------------------------------------------------

Jeff  joined the firm in March of 1998,  although he has worked with the firm as
an intern since December of 1992.                                                    [GLOBE GRAPHIC OMITTED]

Over the years, Mr. Hammill has concentrated on loan reviews, market feasibility
studies,  site  studies,  market  research,  and market  tours.  He is currently     JEFFREY S. HAMMILL
creating a continuing marketing program that assists institutions in identifying
local  businesses and retail  customer  segments to target to gain new accounts.     SENIOR ANALYST
Jeff also compiles background chapters for strategic and business plans.

Mr. Hammill has a B.S. in Agricultural Engineering from the University of Illinois and is a licensed commercial pilot and flight instructor.



--------------------------------------------------------------------------------
FINPRO                                P.O. Box 323 - LIBERTY CORNER - NJ - 07938
                                                PHONE: 908 / 604-9336
[LOGO]                                           FAX: 908 / 604-5951
                                             E-MAIL: FINPRO@CYBERNEX.NET
                                                WEBSITE: FINPRONJ.COM
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                    Exhibit 2
----------------------------------------------------------------------------------------------------------------

Peoples Savings Bank
OTS Docket # : 07195
TFR Schedule SO and Audited Income Statement Reconciliation
For the Twelve Months Ended March 31, 1998
(Dollars in thousands)                                                           Financial
                                                                                 Statement
Description                        TFR          Description                       Income
-----------                        ---          -----------                      ---------
          6/30/97 SO Net Income  $     56             Six Months Ended 3/31/98    $    114
          9/30/97 SO Net Income        74        Less Six Months Ended 3/31/97         (62)
         12/31/97 SO Net Income        86         Twelve Months Ended 12/31/97         192
(Revised) 3/31/98 SO Net Income        28
                                ----------                                       -----------
  Twelve Months Ended 12/31/97   $    244          Twelve Months Ended 12/31/97   $    244


Difference                              -
----------------------------------------------------------------------------------------------------------------

                                    Exhibit 3
                 Consolidated Statements of Financial Condition

--------------------------------------------------------------------------------------------------------------------------------
                                     Assets                                  March 31,                September 30,
                                     ------                             --------------------------------------------------------
                                                                               1998               1997              1996
                                                                        --------------------------------------------------------

                                                                                (Unaudited)
Assets:
-------
Cash and due from banks                                                        $   474,699        $ 1,282,390       $   121,898
Interest-bearing deposits with banks                                             2,449,766          1,082,151           361,404
                                                                               -----------         ----------        ----------
           Total cash and cash equivalents                                       2,924,465          2,364,541           483,302

Securities available for sale                                                      128,278             95,992            65,995
Securtities held to maturity                                                     2,758,440          3,755,516         5,400,707
Mortgage backed and related securities held to maturity                          2,539,703          3,016,352         2,780,512
Loans receivable, net                                                           28,280,451         26,408,713        23,261,013
Accrued interest receivable                                                        237,569            247,263           257,344
Federal Home Loan Bank of New York stock
            at cost substantially restricted                                       261,300            234,100           234,100
Premises and equipment                                                           1,466,145          1,463,866         1,499,991
Foreclosed real estate                                                                   -                  -           297,690
Other assets                                                                        88,757             32,263            81,542
                                                                               -----------        -----------       -----------
           Total Assets                                                       $ 38,685,108       $ 37,618,606      $ 34,362,196
                                                                               ===========        ===========       ===========

                       Liabilities and retained earnings
                       ---------------------------------
Liabilities:
------------
 Deposits                                                                     $ 36,088,181         35,196,576        29,569,883
Advances by borrowers for taxes and insurance                                      164,684            157,843           151,907
Accrued income taxes                                                               128,124             84,594             8,526
Accrued interest payable                                                            53,762             50,789            71,271
Accounts payable and other accrued expences                                         25,041             40,313           246,696
Federal Home Loan Bank advances                                                         -                  -          2,435,291
                                                                               -----------         ----------        ----------
      Total liabilities                                                         36,459,792         35,530,115        32,483,574

Commitments and contingencies                                                           -                  -                 -
                                                                               -----------         ----------        ----------

Retained Earnings:
------------------
Partially restricted                                                             2,142,856          2,029,176         1,837,269
Net unrealized appreciation available for sale securities net of taxes              82,460             59,315            41,353
                                                                               -----------         ----------        ----------
      Total retained earnings                                                    2,225,316          2,088,491         1,878,622
                                                                               -----------         ----------        ----------

      Total liabilities and retained earnings                                 $ 38,685,108        $37,618,606       $34,362,196
                                                                               ============        ==========        ==========

--------------------------------------------------------------------------------------------------------------------------------
Source:  Audited Financial Statements


                                    Exhibit 4
                        Consolidated Statements of Income
                                   $ in 000's

---------------------------------------------------------------------------------------------------------------------------
                                                             Six Months Ended March 31,        Years Ended December 31,
                                                                1998            1997              1997             1996
                                                           -------------------------------  -------------------------------
                                                                     Unaudited
                                                           -------------------------------
Interest income:
    Loans receivable                                           $1,106,434      $  976,936      $2,034,408       $1,778,091
    Securities available-for-sale                                   9,346           8,062          21,049           66,236
    Securities to be held-to-maturity                             125,746         196,733         402,617          350,515
     Mortgage-backed securities to be held-to-maturity             90,990          80,895         176,755          173,957
                                                                ---------       ---------       ---------        ---------
          Total interest income                                 1,332,516       1,262,626       2,634,829        2,368,799

Interest Expense
     Deposits                                                     676,511         625,839       1,328,640        1,186,639
     Federal Home Loan Bank Advances                                  500          62,012          80,443           35,282
                                                                ---------       ---------       ---------        ---------
         Total interest expense                                   677,011         687,851       1,409,083        1,221,921

Net interest income                                               655,505         574,775       1,225,746        1,146,878
Provision for loan losses                                          59,000           4,000           8,000           12,500
                                                                ---------       ---------       ---------        ---------
Net interest income after Provision for loan losses               596,505         570,775       1,217,746        1,134,378

Noninterest income:
     Fees and other service charges                                77,913          79,404         148,251          109,791
     Collection on Deficiency Judgement                            54,024               -               -                -
     Gain (loss) on sale of assests                                     -               -          (1,757)            (501)
     Income from REO                                                    -               -           7,966                -
     Net realized gains on sale of available-for-sale securities      933               -           6,977            1,791
                                                                ---------       ---------       ---------        ---------
           Total non-interest income:                             132,870          79,404         161,437          111,081
                                                                ---------       ---------       ---------        ---------

Noninterest expense:
      Compensation and benefits                                   258,952         260,249         513,966          482,335
      Occupancy and equipment                                     114,274         108,256         217,985          219,499
      Federal insurance premiums and assessments                   17,205          23,709          40,339          275,740
      Other                                                       187,219         174,116         333,646          309,964
                                                                ---------       ---------       ---------        ---------
            Total non-interest expense                            577,650         566,330       1,105,936        1,287,538

Income (loss) before provision for income taxes                   151,725          83,849         273,247          (42,079)
Provision for income taxes                                         38,045          22,000          81,340          (21,960)
                                                                ---------       ---------       ---------        ---------

Net income                                                     $  113,680      $   61,849      $  191,907       $  (20,119)
                                                                =========       =========       =========        =========

Source:  Audited Financial Statements
---------------------------------------------------------------------------------------------------------------------------

                                    Exhibit 5
                 Consolidated Statements of Changes in Net Worth

---------------------------------------------------------------------------------------------------------------------------
                                                                                    Net Unrealized
                                                                                   Appreciation on          Total
                                                                 Retained             Securities           Retained
                                                                 Earnings          AFS, Net of Tax         Earnings
                                                                 --------          ---------------         --------
Balance at September 30, 1995                                $ 1,857,388             $   24,675         $ 1,882,063

Net income                                                       (20,119)                     -             (20,119)
Change in unrealized appreciation on securities                                               -
  available-for-sale, net of tax                                      -                  16,678              16,678
                                                               ---------              ---------           ---------
Balance at September 30, 1996                                  1,837,269                 41,353           1,878,622

Net income                                                       191,907                      -             191,907
Change in unrealized appreciation on securities
  available-for-sale, net of tax                                      -                  17,962              17,962
                                                               ---------              ---------           ---------
Balance at September 30, 1997 (unaudited)                      2,029,176                 59,315           2,088,491

Net income (unaudited)                                           113,680                      -             113,680
Change in unrealized appreciation on securities
  available-for-sale, net of tax (unaudited)                          -                  23,145              23,145
                                                               ---------              ---------           ---------
Balance at March 31, 1998 (unaudited)                        $ 2,142,856             $   82,460         $ 2,225,316


--------------------------------------------------------------------------------------------------------------------
 Source: Audited Financial Statements

                                    Exhibit 6
                      Consolidated Statements of Cash Flows

---------------------------------------------------------------------------------------------------------------------------

                                                                              Six Months Ended       For the Years Ended
                                                                                 March 31,              December 31,
                                                                          -------------------------------------------------
                                                                              1998        1997        1997        1996
                                                                          -------------------------------------------------
                                                                                 Unaudited
                                                                          ----------------------
Cash flows from operating activities:
   Net income (loss)                                                        $  113,680  $   61,849 $   191,907   $ (20,119)
                                                                          ------------  ---------- -----------   ----------
  Adjustments to reconcile net income to net cash provided by operating activities:

      Depreciation and amortization                                             27,159      25,576      57,264      53,107
     Net (gain) loss on sale of assets                                            (933)          -       5,220       1,290
     Decrease (increase) in accrued interest receivable                          9,694       4,179      10,081      (2,722)
     Decrease (increase) in prepaid expenses and other assets                  (56,494)     32,088      49,279     (34,248)
     Increase (decrease) in advances from borrowers                              6,841     (13,426)      5,936      27,673
     Increase (decrease) in accrued income taxes                                43,530       7,065      76,068     (84,040)
     Increase (decrease) in accrued interest payable                             2,973      (1,258)    (20,482)    (22,261)
     Increase (decrease) in other accrued liabilities                          (15,272)   (191,338)   (206,383)    123,260
                                                                               -------    ---------   --------     -------
           Total adjustments                                                    17,498    (137,114)    (23,017)     62,059
                                                                               -------    ---------   --------     -------
           Net cash provided by operations                                     131,178     (75,265)    168,890      41,940
                                                                               -------    ---------   --------     -------

Cash flows from investing activities:

      Net increase in interest-bearing deposits with banks                  (1,367,615) (3,930,003)   (720,747)    (361,404)
      Net increase in loans receivable                                      (1,871,738) (1,185,392) (3,147,700)  (2,634,265)
     Redemption (purchase) of securities, to be held to maturity             1,464,384     809,445   1,384,394   (2,187,347)
     Purchase of securities, available for sale                               (996,875)          -  (1,215,742)  (1,000,000)
     Proceeds from sale of securities, available for sale                      997,808           -   1,219,685    4,500,625
     Purchase of Federal Home Loan Bank stock                                  (27,000)          -           -      (78,800)
     Proceeds from sale of real estate owned                                         -     168,378     297,690            -
     Purchase of premises and equipment                                        (29,438)      5,590     (17,380)     (47,527)
                                                                             ---------   ---------   ---------   ----------
           Net cash provided by investing activities                        (1,830,474) (4,131,982) (2,199,800)  (1,808,718)
                                                                             ---------   ---------   ---------   ----------

 Cash flows from financing activities:

     Increase  (decrease) in savings accounts and demand deposits              891,605     367,887   3,074,729     (109,197)
     Net increase (decrease) in certificates of deposit                              -           -   2,551,964   (1,642,550)
     Federal Home Loan Bank Advance (repayment)                                      -    (935,291  (2,435,291)   2,435,291
                                                                             ---------   ---------   ---------    ---------
               Net cash provided by financing activities                       891,605   4,432,596   3,191,402      683,544
                                                                             ---------   ---------   ---------    ---------

Net increase (decrease) in cash and due from banks                            (807,691)    225,349   1,160,492   (1,083,234)
 Cash at beginning of period                                                 1,282,390     131,898     121,898    1,205,132
                                                                             ---------   --------- -----------    ---------
 Cash at end of period                                                      $  474,699  $  357,247 $ 1,282,390   $  121,898
                                                                             =========   =========  ==========    =========

Supplemental disclosure:
     Cash paid during the period for:
          Interest                                                          $  694,520  $  389,109 $ 1,429,565   $1,244,183
                                                                             =========   =========  ==========    =========
          Income taxes                                                      $    6,500  $   45,255 $     2,055   $   45,295
                                                                             =========   =========  ==========    =========
     Loans receivable transferred to foreclosed real estate                 $        -  $        - $         -   $  164,794
                                                                             =========   =========  ==========    =========
---------------------------------------------------------------------------------------------------------------------------

Source:  Audited Financial Statements

                                                                    Page 1 of 40
              Exhibit 7
 Selected Data on all Public Thrifts

                                                              Corporate
                                           -------------------------------------------------------------------------------------
                                                                                                       Deposit
                                                                                    Number            Insurance
                                                                                      of               Agency    Conversion
  Ticker           Short Name              Exchange       City           State    Offices    IPO Date (BIF/SAIF) Type
---------------------------------------    -------------------------------------------------------------------------------------
%CAL       California Federal Bank         Private    San Francisco      CA          225     NA         SAIF    Not Avail.
%CCMD      Chevy Chase Bank, FSB           Private    Chevy Chase        MD          128     NA         SAIF    Not Avail.
AABC       Access Anytime Bancorp Inc.     NASDAQ     Clovis             NM          3       08/08/86   SAIF     Regular
ABBK       Abington Bancorp Inc.           NASDAQ     Abington           MA          9       06/10/86   BIF      Regular
ABCL       Alliance Bancorp                NASDAQ     Hinsdale           IL          14      07/07/92   SAIF     Regular
ABCW       Anchor BanCorp Wisconsin        NASDAQ     Madison            WI          35      07/16/92   SAIF     Regular
AFBC       Advance Financial Bancorp       NASDAQ     Wellsburg          WV          2       01/02/97   SAIF     Regular
AFCB       Affiliated Community Bancorp    NASDAQ     Waltham            MA          13      10/19/95   SAIF    Not Avail.
AFED       AFSALA Bancorp Inc.             NASDAQ     Amsterdam          NY          6       10/01/96   SAIF     Regular
AHCI       Ambanc Holding Co.              NASDAQ     Amsterdam          NY          12      12/27/95   BIF      Regular
AHM        H.F. Ahmanson & Co.             NYSE       Irwindale          CA          462     10/25/72   SAIF     Regular
ALBC       Albion Banc Corp.               NASDAQ     Albion             NY          2       07/26/93   SAIF     Regular
ALBK       ALBANK Financial Corp.          NASDAQ     Albany             NY          108     04/01/92   SAIF     Regular
ALLB       Alliance Bank (MHC)             NASDAQ     Broomall           PA          7       03/03/95   SAIF    Mutual HC
AMFC       AMB Financial Corp.             NASDAQ     Munster            IN          4       04/01/96   SAIF     Regular
ANA        Acadiana Bancshares Inc.        AMSE       Lafayette          LA          5       07/16/96   SAIF     Regular
ANDB       Andover Bancorp Inc.            NASDAQ     Andover            MA          12      05/08/86   BIF      Regular
ANE        Alliance Bncp of New England    AMSE       Vernon             CT          7       12/19/86   BIF      Regular
ASBI       Ameriana Bancorp                NASDAQ     New Castle         IN          9       03/02/87   SAIF     Regular
ASBP       ASB Financial Corp.             NASDAQ     Portsmouth         OH          1       05/11/95   SAIF     Regular
ASFC       Astoria Financial Corp.         NASDAQ     Lake Success       NY          61      11/18/93   SAIF     Regular
ATSB       AmTrust Capital Corp.           NASDAQ     Peru               IN          2       03/28/95   SAIF     Regular
AVND       Avondale Financial Corp.        NASDAQ     Chicago            IL          5       04/07/95   SAIF     Regular
BANC       BankAtlantic Bancorp Inc.       NASDAQ     Fort Lauderdale    FL          65      11/29/83   SAIF     Regular
BDJI       First Federal Bancorp.          NASDAQ     Bemidji            MN          5       04/04/95   SAIF     Regular
BFD        BostonFed Bancorp Inc.          AMSE       Burlington         MA          10      10/24/95   SAIF     Regular
BFFC       Big Foot Financial Corp.        NASDAQ     Long Grove         IL          3       12/20/96   SAIF     Regular
BFSB       Bedford Bancshares Inc.         NASDAQ     Bedford            VA          3       08/22/94   SAIF     Regular
BKC        American Bank of Connecticut    AMSE       Waterbury          CT          14      12/01/81   BIF      Regular
BKCT       Bancorp Connecticut Inc.        NASDAQ     Southington        CT          3       07/03/86   BIF      Regular
BKUNA      BankUnited Financial Corp.      NASDAQ     Coral Gables       FL          19      12/11/85   SAIF     Regular
BNKU       Bank United Corp.               NASDAQ     Houston            TX          80      08/09/96   SAIF    Not Avail.
BPLS       Bank Plus Corp.                 NASDAQ     Los Angeles        CA          38      NA         SAIF    Not Avail.
BRKL       Brookline Bancorp (MHC)         NASDAQ     Brookline          MA          5       03/25/98   BIF     Mutual HC
BTHL       Bethel Bancorp                  NASDAQ     Portland           ME          8       08/19/87   BIF      Regular
BVCC       Bay View Capital Corp.          NASDAQ     San Mateo          CA          63      05/09/86   SAIF     Regular
BWFC       Bank West Financial Corp.       NASDAQ     Grand Rapids       MI          3       03/30/95   SAIF     Regular
BYFC       Broadway Financial Corp.        NASDAQ     Los Angeles        CA          4       01/09/96   SAIF     Regular
BYS        Bay State Bancorp               AMSE       Brookline          MA          5       03/30/98   SAIF     Regular
CAFI       Camco Financial Corp.           NASDAQ     Cambridge          OH          14      NA         SAIF    Not Avail.
CAPS       Capital Savings Bancorp Inc.    NASDAQ     Jefferson City     MO          8       12/29/93   SAIF     Regular
CASB       Cascade Financial Corp.         NASDAQ     Everett            WA          11      09/16/92   SAIF     Regular
CASH       First Midwest Financial Inc.    NASDAQ     Storm Lake         IA          13      09/20/93   SAIF     Regular
CATB       Catskill Financial Corp.        NASDAQ     Catskill           NY          5       04/18/96   BIF      Regular
CAVB       Cavalry Bancorp Inc.            NASDAQ     Murfreesboro       TN          9       03/17/98   SAIF     Regular
CBCI       Calumet Bancorp Inc.            NASDAQ     Dolton             IL          5       02/20/92   SAIF     Regular
CBES       CBES Bancorp Inc.               NASDAQ     Excelsior Springs  MO          3       09/30/96   SAIF     Regular
CBK        Citizens First Financial Corp.  AMSE       Bloomington        IL          6       05/01/96   SAIF     Regular
CBSA       Coastal Bancorp Inc.            NASDAQ     Houston            TX          37      NA         SAIF    Not Avail.
CCFH       CCF Holding Co.                 NASDAQ     Jonesboro          GA          5       07/12/95   SAIF     Regular
CEBK       Central Co-operative Bank       NASDAQ     Somerville         MA          8       10/24/86   BIF      Regular
CENB       Century Bancorp Inc.            NASDAQ     Thomasville        NC          1       12/23/96   SAIF     Regular
CFB        Commercial Federal Corp.        NYSE       Omaha              NE          168     12/31/84   SAIF     Regular
CFCP       Coastal Financial Corp.         NASDAQ     Myrtle Beach       SC          11      09/26/90   SAIF     Regular
CFFC       Community Financial Corp.       NASDAQ     Staunton           VA          4       03/30/88   SAIF     Regular
CFKY       Columbia Financial of Kentucky  NASDAQ     Fort Mitchell      KY          5       04/15/98   SAIF     Regular
CFNC       Carolina Fincorp Inc.           NASDAQ     Rockingham         NC          4       11/25/96   SAIF     Regular
CFSB       CFSB Bancorp Inc.               NASDAQ     Lansing            MI          17      06/22/90   SAIF     Regular
CFTP       Community Federal Bancorp       NASDAQ     Tupelo             MS          2       03/26/96   SAIF     Regular
CIBI       Community Investors Bancorp     NASDAQ     Bucyrus            OH          3       02/07/95   SAIF     Regular
CKFB       CKF Bancorp Inc.                NASDAQ     Danville           KY          1       01/04/95   SAIF     Regular
CLAS       Classic Bancshares Inc.         NASDAQ     Ashland            KY          3       12/29/95   SAIF     Regular
CMRN       Cameron Financial Corp          NASDAQ     Cameron            MO          4       04/03/95   SAIF     Regular
CMSB       Commonwealth Bancorp Inc.       NASDAQ     Norristown         PA          57      06/17/96   SAIF    Not Avail.

                                                                    Page 1 of 40
                                                                       Continued
Exhibit 7
Selected Data on all Public Thrifts

                                                Key Financial Data as of The Most Recent Quarter
                                        ----------------------------------------------------------------

                                           Total            Loans/   Loans/  Deposits/     Borrowings/
                                           Assets          Deposits  Assets   Assets         Assets
Ticker  Short Name                        ($000)            (%)       (%)      (%)             (%)
--------------------------------------  ----------------------------------------------------------------
%CAL    California Federal Bank          32,086,201          130      66.34   51.12           38.23
%CCMD   Chevy Chase Bank, FSB             6,301,924           54      42.63   79.53            9.87
AABC    Access Anytime Bancorp Inc.         114,047           71      61.11   86.24            5.04
ABBK    Abington Bancorp Inc.               549,838          103      62.54   60.60           32.06
ABCL    Alliance Bancorp                  1,537,067           95      63.14   66.37           23.31
ABCW    Anchor BanCorp Wisconsin          1,999,307          117      81.58   69.65           22.74
AFBC    Advance Financial Bancorp           110,668          115      86.06   74.65           10.59
AFCB    Affiliated Community Bancorp      1,140,762           97      62.15   63.79           25.38
AFED    AFSALA Bancorp Inc.                 165,925           56      46.99   83.71            1.03
AHCI    Ambanc Holding Co.                  519,831           89      55.34   62.41           22.44
AHM     H.F. Ahmanson & Co.              54,519,346           95      66.89   70.37           20.64
ALBC    Albion Banc Corp.                    72,898           97      74.72   76.67           12.61
ALBK    ALBANK Financial Corp.            4,089,428           80      69.54   86.56            0.79
ALLB    Alliance Bank (MHC)                 272,755           74      56.91   77.20           11.36
AMFC    AMB Financial Corp.                 106,201          112      78.69   70.05           14.12
ANA     Acadiana Bancshares Inc.            293,507          111      74.40   66.74           16.94
ANDB    Andover Bancorp Inc.              1,385,507          104      73.20   70.43           20.81
ANE     Alliance Bncp of New England        247,337           72      64.03   89.24            2.31
ASBI    Ameriana Bancorp                    388,491           88      72.49   82.72            3.87
ASBP    ASB Financial Corp.                 114,907           86      68.39   79.21            3.71
ASFC    Astoria Financial Corp.          10,895,609           75      42.63   56.96           33.44
ATSB    AmTrust Capital Corp.                69,106          105      70.11   66.89           21.51
AVND    Avondale Financial Corp.            606,658           65      41.64   64.36           26.51
BANC    BankAtlantic Bancorp Inc.         3,526,508          146      75.61   51.90           35.98
BDJI    First Federal Bancorp.              113,159           65      47.80   73.38           13.59
BFD     BostonFed Bancorp Inc.            1,031,599          131      82.73   63.11           27.92
BFFC    Big Foot Financial Corp.            209,474           88      51.82   58.58           20.53
BFSB    Bedford Bancshares Inc.             153,149          115      79.44   69.23           16.98
BKC     American Bank of Connecticut        651,217           83      59.87   72.32           17.52
BKCT    Bancorp Connecticut Inc.            479,776           78      54.52   70.11           18.96
BKUNA   BankUnited Financial Corp.        3,326,968          138      76.08   55.12           32.45
BNKU    Bank United Corp.                13,109,497          154      76.37   49.63           39.03
BPLS    Bank Plus Corp.                   4,220,069           97      68.58   70.99           23.97
BRKL    Brookline Bancorp (MHC)             817,202          115      66.38   57.50            7.59
BTHL    Bethel Bancorp                      218,187          115      77.14   67.20           22.23
BVCC    Bay View Capital Corp.            5,341,413          114      74.56   65.38           26.52
BWFC    Bank West Financial Corp.           180,157          106      68.85   65.25           21.21
BYFC    Broadway Financial Corp.            128,444           94      83.51   88.41            0.00
BYS     Bay State Bancorp                   295,292          110      77.30   70.36            6.77
CAFI    Camco Financial Corp.               575,563          112      83.81   74.64           13.81
CAPS    Capital Savings Bancorp Inc.        231,850          110      81.10   73.75           14.66
CASB    Cascade Financial Corp.             434,697          125      86.95   69.36           20.03
CASH    First Midwest Financial Inc.        405,417           95      61.85   65.14           23.57
CATB    Catskill Financial Corp.            295,932           63      43.10   68.87            6.06
CAVB    Cavalry Bancorp Inc.                350,854           95      66.46   70.31            0.00
CBCI    Calumet Bancorp Inc.                490,268          109      77.55   70.98            9.19
CBES    CBES Bancorp Inc.                   116,427          127      90.48   71.24           13.10
CBK     Citizens First Financial Corp.      279,849          114      82.26   71.94           12.74
CBSA    Coastal Bancorp Inc.              2,966,202           99      45.57   46.10           48.41
CCFH    CCF Holding Co.                     143,062           85      76.05   89.55            0.00
CEBK    Central Co-operative Bank           367,096           96      72.38   75.50           13.88
CENB    Century Bancorp Inc.                104,379           95      65.55   69.25            0.00
CFB     Commercial Federal Corp.          8,528,709          122      74.89   61.23           29.93
CFCP    Coastal Financial Corp.             583,239          121      73.27   60.55           32.24
CFFC    Community Financial Corp.           182,879          122      88.50   72.70           12.58
CFKY    Columbia Financial of Kentucky      127,726           54      48.32   89.15            0.00
CFNC    Carolina Fincorp Inc.               118,468           93      70.79   76.23            0.00
CFSB    CFSB Bancorp Inc.                   846,142          128      87.30   68.13           22.34
CFTP    Community Federal Bancorp           254,072           98      53.65   54.72           18.86
CIBI    Community Investors Bancorp         101,734          111      82.20   74.09           14.33
CKFB    CKF Bancorp Inc.                     62,567          126      90.74   72.27            5.08
CLAS   Classic Bancshares Inc.              132,793           90      67.70   75.09            8.71
CMRN   Cameron Financial Corp               220,892          137      83.30   60.72           17.32
CMSB   Commonwealth Bancorp Inc.          2,390,417           90      59.41   66.07           21.38

                                                                    Page 2 of 40
              Exhibit 7
 Selected Data on all Public Thrifts

                                                              Corporate
                                           -------------------------------------------------------------------------------------
                                                                                                       Deposit
                                                                                    Number            Insurance
                                                                                      of               Agency    Conversion
  Ticker           Short Name              Exchange       City           State    Offices    IPO Date (BIF/SAIF) Type
---------------------------------------    -------------------------------------------------------------------------------------
CMSV       Community Savings Bnkshrs(MHC)  NASDAQ     North Palm Beach   FL          21      10/24/94   SAIF    Mutual HC
CNIT       CENIT Bancorp Inc.              NASDAQ     Norfolk            VA          20      08/06/92   SAIF     Regular
CNSB       CNS Bancorp Inc.                NASDAQ     Jefferson City     MO          5       06/12/96   SAIF     Regular
CNY        Carver Bancorp Inc.             AMSE       New York           NY          7       10/25/94   SAIF     Regular
COFI       Charter One Financial           NASDAQ     Cleveland          OH          223     01/22/88   SAIF     Regular
CONE       Conestoga Bancorp, Inc.         NASDAQ     Roslyn             NY          8       03/30/94   SAIF     Regular
COOP       Cooperative Bankshares Inc.     NASDAQ     Wilmington         NC          16      08/21/91   SAIF     Regular
CRSB       Crusader Holding Corp.          NASDAQ     Philadelphia       PA          2       NA         SAIF    Not Avail.
CRZY       Crazy Woman Creek Bancorp       NASDAQ     Buffalo            WY          1       03/29/96   SAIF     Regular
CSBF       CSB Financial Group Inc.        NASDAQ     Centralia          IL          2       10/09/95   SAIF     Regular
CTZN       CitFed Bancorp Inc.             NASDAQ     Dayton             OH          36      01/23/92   SAIF     Regular
CVAL       Chester Valley Bancorp Inc.     NASDAQ     Downingtown        PA          7       03/27/87   SAIF     Regular
DCBI       Delphos Citizens Bancorp Inc.   NASDAQ     Delphos            OH          1       11/21/96   SAIF     Regular
DIBK       Dime Financial Corp.            NASDAQ     Wallingford        CT          11      07/09/86   BIF      Regular
DIME       Dime Community Bancorp Inc.     NASDAQ     Brooklyn           NY          15      06/26/96   BIF      Regular
DME        Dime Bancorp Inc.               NYSE       New York           NY          91      08/19/86   BIF      Regular
DNFC       D & N Financial Corp.           NASDAQ     Hancock            MI          36      02/13/85   SAIF     Regular
DSL        Downey Financial Corp.          NYSE       Newport Beach      CA          89      01/01/71   SAIF    Not Avail.
EBI        Equality Bancorp Inc.           AMSE       St. Louis          MO          3       12/02/97   SAIF    Mutual HC
EBSI       Eagle Bancshares                NASDAQ     Tucker             GA          14      04/01/86   SAIF     Regular
EFBC       Empire Federal Bancorp Inc.     NASDAQ     Livingston         MT          3       01/27/97   SAIF     Regular
EFBI       Enterprise Federal Bancorp      NASDAQ     West Chester       OH          7       10/17/94   SAIF     Regular
EFC        EFC Bancorp Inc.                AMSE       Elgin              IL          6       04/07/98   SAIF     Regular
EGLB       Eagle BancGroup Inc.            NASDAQ     Bloomington        IL          3       07/01/96   SAIF     Regular
EMLD       Emerald Financial Corp.         NASDAQ     Strongsville       OH          14      10/05/93   SAIF     Regular
EQSB       Equitable Federal Savings Bank  NASDAQ     Wheaton            MD          4       09/10/93   SAIF    Supervisory
ESBF       ESB Financial Corp.             NASDAQ     Ellwood City       PA          11      06/13/90   SAIF     Regular
ESBK       Elmira Savings Bank (The)       NASDAQ     Elmira             NY          6       03/01/85   BIF      Regular
ESX        Essex Bancorp Inc.              AMSE       Norfolk            VA          4       07/18/90   SAIF    Not Avail.
ETFS       East Texas Financial Services   NASDAQ     Tyler              TX          2       01/10/95   SAIF     Regular
FAB        FIRSTFED AMERICA BANCORP INC.   AMSE       Swansea            MA          13      01/15/97   SAIF     Regular
FBBC       First Bell Bancorp Inc.         NASDAQ     Pittsburgh         PA          7       06/29/95   SAIF     Regular
FBCI       Fidelity Bancorp Inc.           NASDAQ     Chicago            IL          5       12/15/93   SAIF     Regular
FBCV       1ST Bancorp                     NASDAQ     Vincennes          IN          2       04/07/87   SAIF     Regular
FBER       1st Bergen Bancorp              NASDAQ     Wood-Ridge         NJ          4       04/01/96   SAIF     Regular
FBHC       Fort Bend Holding Corp.         NASDAQ     Rosenberg          TX          6       06/30/93   SAIF     Regular
FBNW       FirstBank Corp.                 NASDAQ     Lewiston           ID          6       07/02/97   SAIF     Regular
FBSI       First Bancshares Inc.           NASDAQ     Mountain Grove     MO          8       12/22/93   SAIF     Regular
FCB        Falmouth Bancorp Inc.           AMSE       Falmouth           MA          3       03/28/96   BIF      Regular
FCBF       FCB Financial Corp.             NASDAQ     Oshkosh            WI          13      09/24/93   SAIF     Regular
FCBH       Virginia Beach Fed. Financial   NASDAQ     Virginia Beach     VA          14      11/01/80   SAIF    Not Avail.
FCBK       First Coastal Bankshares        NASDAQ     Virginia Beach     VA          16      11/01/80   SAIF    Not Avail.
FCME       First Coastal Corp.             NASDAQ     Westbrook          ME          8       NA         BIF     Not Avail.
FDEF       First Defiance Financial        NASDAQ     Defiance           OH          11      10/02/95   SAIF    Not Avail.
FED        FirstFed Financial Corp.        NYSE       Santa Monica       CA          24      12/16/83   SAIF     Regular
FESX       First Essex Bancorp Inc.        NASDAQ     Andover            MA          15      08/04/87   BIF      Regular
FFBA       First Colorado Bancorp Inc.     NASDAQ     Lakewood           CO          27      01/02/96   SAIF    Not Avail.
FFBH       First Federal Bancshares of AR  NASDAQ     Harrison           AR          12      05/03/96   SAIF     Regular
FFBI       First Financial Bancorp Inc.    NASDAQ     Belvidere          IL          2       10/04/93   SAIF     Regular
FFBS       FFBS BanCorp Inc.               NASDAQ     Columbus           MS          3       07/01/93   SAIF     Regular
FFBZ       First Federal Bancorp Inc.      NASDAQ     Zanesville         OH          6       07/13/92   SAIF     Regular
FFCH       First Financial Holdings Inc.   NASDAQ     Charleston         SC          35      11/10/83   SAIF     Regular
FFDB       FirstFed Bancorp Inc.           NASDAQ     Bessemer           AL          8       11/19/91   SAIF     Regular
FFDF       FFD Financial Corp.             NASDAQ     Dover              OH          1       04/03/96   SAIF     Regular
FFED       Fidelity Federal Bancorp        NASDAQ     Evansville         IN          4       08/31/87   SAIF     Regular
FFES       First Federal of East Hartford  NASDAQ     East Hartford      CT          12      06/23/87   SAIF     Regular
FFFD       North Central Bancshares Inc.   NASDAQ     Fort Dodge         IA          7       03/21/96   SAIF    Not Avail.
FFFL       Fidelity Bankshares Inc. (MHC)  NASDAQ     West Palm Beach    FL          22      01/07/94   SAIF    Mutual HC
FFHH       FSF Financial Corp.             NASDAQ     Hutchinson         MN          11      10/07/94   SAIF     Regular
FFHS       First Franklin Corp.            NASDAQ     Cincinnati         OH          7       01/26/88   SAIF     Regular
FFIC       Flushing Financial Corp.        NASDAQ     Flushing           NY          7       11/21/95   BIF      Regular
FFKY       First Federal Financial Corp.   NASDAQ     Elizabethtown      KY          8       07/15/87   SAIF     Regular
FFLC       FFLC Bancorp Inc.               NASDAQ     Leesburg           FL          9       01/04/94   SAIF     Regular
FFOH       Fidelity Financial of Ohio      NASDAQ     Cincinnati         OH          12      03/04/96   SAIF    Not Avail.

                                                                    Page 2 of 40
                                                                       Continued
Exhibit 7
Selected Data on all Public Thrifts

                                                Key Financial Data as of The Most Recent Quarter
                                        ----------------------------------------------------------------

                                           Total            Loans/   Loans/  Deposits/     Borrowings/
                                           Assets          Deposits  Assets   Assets         Assets
Ticker  Short Name                        ($000)            (%)       (%)      (%)             (%)
--------------------------------------  ----------------------------------------------------------------
CMSV   Community Savings Bnkshrs(MHC)       760,610           84      64.80   77.11           10.17
CNIT   CENIT Bancorp Inc.                   734,427          104      71.83   69.37           23.10
CNSB   CNS Bancorp Inc.                      97,510           93      68.91   74.10            0.61
CNY    Carver Bancorp Inc.                  436,775          102      64.04   62.96           28.61
COFI   Charter One Financial             19,457,016          123      66.55   54.21           35.90
CONE   Conestoga Bancorp, Inc.              494,348           29      23.21   80.86            2.02
COOP   Cooperative Bankshares Inc.          381,432           95      74.94   78.57           13.15
CRSB   Crusader Holding Corp.               202,451          128      84.03   65.76           21.87
CRZY   Crazy Woman Creek Bancorp             61,681           95      47.37   49.66           26.02
CSBF   CSB Financial Group Inc.              47,983           76      57.68   76.06            0.00
CTZN   CitFed Bancorp Inc.                3,533,433          112      56.41   50.17           42.28
CVAL   Chester Valley Bancorp Inc.          343,865           96      77.82   80.95            9.12
DCBI   Delphos Citizens Bancorp Inc.        112,625          116      81.09   70.06            4.44
DIBK   Dime Financial Corp.               1,016,401           44      36.87   83.95            7.18
DIME   Dime Community Bancorp Inc.        1,577,141           86      56.09   65.54           17.40
DME    Dime Bancorp Inc.                 22,023,998          119      75.29   63.53           28.09
DNFC   D & N Financial Corp.              1,867,539          134      74.55   55.60           35.74
DSL    Downey Financial Corp.             5,871,913          105      91.73   87.00            4.55
EBI    Equality Bancorp Inc.                229,280           95      48.48   50.87           37.07
EBSI   Eagle Bancshares                     934,458          113      72.80   64.69           24.69
EFBC   Empire Federal Bancorp Inc.          110,590           69      42.17   60.77            0.62
EFBI   Enterprise Federal Bancorp           365,625          124      67.39   54.39           34.39
EFC    EFC Bancorp Inc.                     448,207           94      58.32   62.34            7.59
EGLB   Eagle BancGroup Inc.                 180,211           92      67.74   73.31           14.43
EMLD   Emerald Financial Corp.              615,799           88      75.93   85.97            4.52
EQSB   Equitable Federal Savings Bank       335,060           NA         NA   76.20           17.61
ESBF   ESB Financial Corp.                  945,550           87      37.13   42.47           46.76
ESBK   Elmira Savings Bank (The)            229,712           85      77.67   91.59            1.40
ESX    Essex Bancorp Inc.                   193,047          112      90.21   80.48           10.66
ETFS   East Texas Financial Services        120,943           70      50.79   72.68            9.12
FAB    FIRSTFED AMERICA BANCORP INC.      1,281,832          133      73.67   55.27           31.51
FBBC   First Bell Bancorp Inc.              664,632          121      86.64   71.33           14.29
FBCI   Fidelity Bancorp Inc.                484,340          118      80.59   68.23           19.14
FBCV   1ST Bancorp                          259,562          155      73.33   47.28           42.53
FBER   1st Bergen Bancorp                   316,071           59      41.77   70.86           16.56
FBHC   Fort Bend Holding Corp.              302,728           62      52.18   84.47            5.28
FBNW   FirstBank Corp.                      183,529          128      79.98   62.39           19.43
FBSI   First Bancshares Inc.                177,946          103      81.36   79.09            6.86
FCB    Falmouth Bancorp Inc.                105,141           89      66.04   74.26            2.45
FCBF   FCB Financial Corp.                  519,911          127      77.30   60.78           22.43
FCBH   Virginia Beach Fed. Financial        625,254          108      74.01   68.42           23.41
FCBK   First Coastal Bankshares             625,254          108      74.01   68.42           23.41
FCME   First Coastal Corp.                  150,022           92      72.33   79.00           10.74
FDEF   First Defiance Financial             577,471          113      78.57   69.75           11.52
FED    FirstFed Financial Corp.           4,067,344          149      79.02   53.04           39.86
FESX   First Essex Bancorp Inc.           1,293,302           94      54.96   58.78           32.38
FFBA   First Colorado Bancorp Inc.        1,559,294           99      75.56   76.28            8.00
FFBH   First Federal Bancshares of AR       570,400           95      77.03   81.06            3.51
FFBI   First Financial Bancorp Inc.          82,682           81      66.52   81.70            8.10
FFBS   FFBS BanCorp Inc.                    134,952           91      71.00   78.35            3.41
FFBZ   First Federal Bancorp Inc.           211,644          136      86.06   63.27           28.52
FFCH   First Financial Holdings Inc.      1,858,165          131      81.02   61.75           29.94
FFDB   FirstFed Bancorp Inc.                178,792           76      68.05   89.68            0.00
FFDF   FFD Financial Corp.                  100,104          112      67.56   60.56           16.40
FFED   Fidelity Federal Bancorp             197,436          113      84.20   74.29           18.13
FFES   First Federal of East Hartford       990,982           34      20.13   58.65           33.81
FFFD   North Central Bancshares Inc.        332,812          102      75.18   73.53           10.09
FFFL   Fidelity Bankshares Inc. (MHC)     1,320,669           98      68.37   69.77           19.54
FFHH   FSF Financial Corp.                  411,059          128      68.28   53.14           35.81
FFHS   First Franklin Corp.                 232,340           76      66.66   87.90            2.32
FFIC   Flushing Financial Corp.           1,078,456           97      58.85   60.84           25.18
FFKY   First Federal Financial Corp.        407,347          115      86.31   75.09           10.64
FFLC   FFLC Bancorp Inc.                    408,651          102      80.66   78.98            7.34
FFOH   Fidelity Financial of Ohio           540,408          100      78.34   78.60            8.23

                                                                    Page 3 of 40
              Exhibit 7
 Selected Data on all Public Thrifts

                                                              Corporate
                                           -------------------------------------------------------------------------------------
                                                                                                       Deposit
                                                                                    Number            Insurance
                                                                                      of               Agency    Conversion
  Ticker           Short Name              Exchange       City           State    Offices    IPO Date (BIF/SAIF) Type
---------------------------------------    -------------------------------------------------------------------------------------
FFPB       First Palm Beach Bancorp Inc.   NASDAQ     West Palm Beach    FL          50      09/29/93   SAIF     Regular
FFSL       First Independence Corp.        NASDAQ     Independence       KS          2       10/08/93   SAIF     Regular
FFSX       First Fed SB of Siouxland(MHC)  NASDAQ     Sioux City         IA          14      07/13/92   SAIF    Mutual HC
FFWC       FFW Corp.                       NASDAQ     Wabash             IN          4       04/05/93   SAIF     Regular
FFWD       Wood Bancorp Inc.               NASDAQ     Bowling Green      OH          7       08/31/93   SAIF     Regular
FFYF       FFY Financial Corp.             NASDAQ     Youngstown         OH          10      06/28/93   SAIF     Regular
FGHC       First Georgia Holding Inc.      NASDAQ     Brunswick          GA          7       02/11/87   SAIF     Regular
FIBC       Financial Bancorp Inc.          NASDAQ     Long Island City   NY          5       08/17/94   SAIF     Regular
FISB       First Indiana Corp.             NASDAQ     Indianapolis       IN          26      08/02/83   SAIF     Regular
FKFS       First Keystone Financial        NASDAQ     Media              PA          6       01/26/95   SAIF     Regular
FKKY       Frankfort First Bancorp Inc.    NASDAQ     Frankfort          KY          3       07/10/95   SAIF     Regular
FLAG       FLAG Financial Corp.            NASDAQ     LaGrange           GA          16      12/11/86   SAIF     Regular
FLFC       First Liberty Financial Corp.   NASDAQ     Macon              GA          31      12/06/83   SAIF     Regular
FLGS       Flagstar Bancorp Inc.           NASDAQ     Bloomfield Hills   MI          22      NA         SAIF    Not Avail.
FLKY       First Lancaster Bancshares      NASDAQ     Lancaster          KY          1       07/01/96   SAIF     Regular
FMBD       First Mutual Bancorp Inc.       NASDAQ     Decatur            IL          14      07/05/95   SAIF     Regular
FMCO       FMS Financial Corp.             NASDAQ     Burlington         NJ          21      12/14/88   SAIF     Regular
FMSB       First Mutual Savings Bank       NASDAQ     Bellevue           WA          9       12/17/85   BIF      Regular
FNGB       First Northern Capital Corp.    NASDAQ     Green Bay          WI          19      12/29/83   SAIF     Regular
FOBC       Fed One Bancorp                 NASDAQ     Wheeling           WV          12      01/19/95   SAIF    Not Avail.
FPRY       First Financial Bancorp         NASDAQ     Tallahassee        FL          6       03/29/88   SAIF     Regular
FSBI       Fidelity Bancorp Inc.           NASDAQ     Pittsburgh         PA          8       06/24/88   SAIF     Regular
FSFF       First SecurityFed Financial     NASDAQ     Chicago            IL          5       10/31/97   SAIF     Regular
FSLA       First Source Bancorp Inc.       NASDAQ     Woodbridge         NJ          16      04/09/98   SAIF    Not Avail.
FSNJ       Bayonne Bancshares Inc.         NASDAQ     Bayonne            NJ          4       08/22/97   SAIF    Not Avail.
FSPG       First Home Bancorp Inc.         NASDAQ     Pennsville         NJ          10      04/20/87   SAIF     Regular
FSPT       FirstSpartan Financial Corp.    NASDAQ     Spartanburg        SC          8       07/09/97   SAIF     Regular
FSSB       First FS&LA of San Bernardino   NASDAQ     San Bernardino     CA          4       02/02/93   SAIF     Regular
FSTC       First Citizens Corp.            NASDAQ     Newnan             GA          9       03/01/86   SAIF     Regular
FTF        Texarkana First Financial Corp  AMSE       Texarkana          AR          5       07/07/95   SAIF     Regular
FTFC       First Federal Capital Corp.     NASDAQ     La Crosse          WI          54      11/02/89   SAIF     Regular
FTNB       Fulton Bancorp Inc.             NASDAQ     Fulton             MO          2       10/18/96   SAIF     Regular
FTSB       Fort Thomas Financial Corp.     NASDAQ     Fort Thomas        KY          2       06/28/95   SAIF     Regular
FWWB       First SB of Washington Bancorp  NASDAQ     Walla Walla        WA          25      11/01/95   SAIF     Regular
GAF        GA Financial Inc.               AMSE       Pittsburgh         PA          13      03/26/96   SAIF     Regular
GBNK       Gaston Federal Bancorp (MHC)    NASDAQ     Gastonia           NC          4       04/13/98   SAIF    Mutual HC
GDW        Golden West Financial           NYSE       Oakland            CA          252     05/29/59   SAIF    Not Avail.
GFCO       Glenway Financial Corp.         NASDAQ     Cincinnati         OH          5       11/30/90   SAIF     Regular
GFED       Guaranty Federal Bcshs Inc.     NASDAQ     Springfield        MO          5       12/31/97   SAIF    Not Avail.
GLMR       Gilmer Financial Svcs, Inc.     NASDAQ     Gilmer             TX          1       02/09/95   SAIF     Regular
GOSB       GSB Financial Corp.             NASDAQ     Goshen             NY          2       07/09/97   BIF      Regular
GPT        GreenPoint Financial Corp.      NYSE       New York           NY          73      01/28/94   BIF      Regular
GSB        Golden State Bancorp Inc.       NYSE       Glendale           CA          199     10/01/83   SAIF     Regular
GSBC       Great Southern Bancorp Inc.     NASDAQ     Springfield        MO          25      12/14/89   SAIF     Regular
GSFC       Green Street Financial Corp.    NASDAQ     Fayetteville       NC          3       04/04/96   SAIF     Regular
GSLA       GS Financial Corp.              NASDAQ     Metairie           LA          3       04/01/97   SAIF     Regular
GTPS       Great American Bancorp          NASDAQ     Champaign          IL          3       06/30/95   SAIF     Regular
GUPB       GFSB Bancorp Inc.               NASDAQ     Gallup             NM          1       06/30/95   SAIF     Regular
HALL       Hallmark Capital Corp.          NASDAQ     West Allis         WI          3       01/03/94   SAIF     Regular
HARB       Harbor Florida Bancshares Inc.  NASDAQ     Fort Pierce        FL          24      03/19/98   SAIF    Not Avail.
HARL       Harleysville Savings Bank       NASDAQ     Harleysville       PA          4       08/04/87   SAIF     Regular
HARS       Harris Financial Inc. (MHC)     NASDAQ     Harrisburg         PA          34      01/25/94   SAIF    Mutual HC
HAVN       Haven Bancorp Inc.              NASDAQ     Woodhaven          NY          48      09/23/93   SAIF     Regular
HBBI       Home Building Bancorp           NASDAQ     Washington         IN          2       02/08/95   SAIF     Regular
HBEI       Home Bancorp of Elgin Inc.      NASDAQ     Elgin              IL          5       09/27/96   SAIF     Regular
HBFW       Home Bancorp                    NASDAQ     Fort Wayne         IN          9       03/30/95   SAIF     Regular
HBNK       Highland Bancorp Inc.           NASDAQ     Burbank            CA          7       NA         SAIF    Not Avail.
HBS        Haywood Bancshares Inc.         AMSE       Waynesville        NC          4       12/18/87   SAIF    Not Avail.
HBSC       Heritage Bancorp Inc.           NASDAQ     Laurens            SC          4       04/06/98   SAIF     Regular
HCBB       HCB Bancshares Inc.             NASDAQ     Camden             AR          6       05/07/97   SAIF     Regular
HCBC       High Country Bancorp Inc.       NASDAQ     Salida             CO          3       12/10/97   SAIF     Regular
HCFC       Home City Financial Corp.       NASDAQ     Springfield        OH          1       12/30/96   SAIF     Regular
HEMT       HF Bancorp Inc.                 NASDAQ     Hemet              CA          19      06/30/95   SAIF     Regular
HFBC       HopFed Bancorp Inc.             NASDAQ     Hopkinsville       KY          5       02/09/98   SAIF     Regular

                                                                    Page 3 of 40
                                                                       Continued
Exhibit 7
Selected Data on all Public Thrifts

                                                Key Financial Data as of The Most Recent Quarter
                                        ----------------------------------------------------------------

                                           Total            Loans/   Loans/  Deposits/     Borrowings/
                                           Assets          Deposits  Assets   Assets         Assets
Ticker  Short Name                        ($000)            (%)       (%)      (%)             (%)
--------------------------------------  ----------------------------------------------------------------
FFPB   First Palm Beach Bancorp Inc.      1,791,370           81      58.08   71.52           19.80
FFSL   First Independence Corp.             124,494          102      69.02   67.61           21.93
FFSX   First Fed SB of Siouxland(MHC)       571,203          105      72.55   69.32           18.81
FFWC   FFW Corp.                            198,712          107      66.90   62.41           26.17
FFWD   Wood Bancorp Inc.                    165,007          106      83.16   78.27            7.82
FFYF   FFY Financial Corp.                  644,647          103      72.39   70.04           15.24
FGHC   First Georgia Holding Inc.           175,515          106      87.40   82.80            7.77
FIBC   Financial Bancorp Inc.               310,368           76      55.98   73.66           15.82
FISB   First Indiana Corp.                1,687,938          119      84.05   70.64           18.76
FKFS   First Keystone Financial             385,152           83      51.47   61.67           26.02
FKKY   Frankfort First Bancorp Inc.         133,304          153      94.39   61.78           20.15
FLAG   FLAG Financial Corp.                 395,456           91      69.89   76.62           12.29
FLFC   First Liberty Financial Corp.      1,355,001           95      68.37   72.27           19.40
FLGS   Flagstar Bancorp Inc.              2,563,924          166      88.69   53.33           28.13
FLKY   First Lancaster Bancshares            53,002          195      89.82   46.07           25.88
FMBD   First Mutual Bancorp Inc.            390,231           96      78.80   81.96            2.43
FMCO   FMS Financial Corp.                  668,619           59      45.26   76.25           16.78
FMSB   First Mutual Savings Bank            469,318          102      85.41   83.70            7.39
FNGB   First Northern Capital Corp.         677,038          122      89.23   73.10           14.52
FOBC   Fed One Bancorp                      367,667           64      45.94   71.83           16.26
FPRY   First Financial Bancorp              240,379           89      77.63   87.36            5.41
FSBI   Fidelity Bancorp Inc.                402,919           76      49.92   65.28           24.29
FSFF   First SecurityFed Financial          323,279           93      60.91   65.78            4.33
FSLA   First Source Bancorp Inc.          1,168,435           75      52.74   70.13           10.57
FSNJ   Bayonne Bancshares Inc.              610,639           56      38.51   69.23           13.98
FSPG   First Home Bancorp Inc.              545,775           85      51.07   60.14           32.23
FSPT   FirstSpartan Financial Corp.         503,324          114      82.33   72.12            0.40
FSSB   First FS&LA of San Bernardino        103,674           75      71.56   95.05            0.00
FSTC   First Citizens Corp.                 352,233           88      76.16   86.29            2.93
FTF    Texarkana First Financial Corp       184,776          100      80.12   80.30            3.26
FTFC   First Federal Capital Corp.        1,580,295          103      79.01   76.38           15.31
FTNB   Fulton Bancorp Inc.                  109,622          131      83.03   63.44           11.76
FTSB   Fort Thomas Financial Corp.          101,600          123      90.38   73.62            9.49
FWWB   First SB of Washington Bancorp     1,136,693          132      67.61   51.23           33.72
GAF    GA Financial Inc.                    818,091           71      40.81   57.43           26.38
GBNK   Gaston Federal Bancorp (MHC)         291,265           91      47.19   51.91            1.20
GDW    Golden West Financial             39,669,420          134      83.09   61.91           28.84
GFCO   Glenway Financial Corp.              300,448          114      85.87   75.06           14.21
GFED   Guaranty Federal Bcshs Inc.          246,325          133      78.18   58.64           11.31
GLMR   Gilmer Financial Svcs, Inc.           42,171           81      56.24   69.02           20.27
GOSB   GSB Financial Corp.                  118,855           88      60.42   68.96            1.68
GPT    GreenPoint Financial Corp.        13,228,239           83      68.27   82.15            2.72
GSB    Golden State Bancorp Inc.         15,924,250          123      75.07   60.87           30.29
GSBC   Great Southern Bancorp Inc.          814,855          135      82.17   61.01           30.33
GSFC   Green Street Financial Corp.         177,901          118      74.22   63.02            0.00
GSLA   GS Financial Corp.                   129,398           95      43.02   45.06           11.34
GTPS   Great American Bancorp               146,234           95      76.69   80.36            0.00
GUPB   GFSB Bancorp Inc.                    118,175          104      59.03   56.84           29.58
HALL   Hallmark Capital Corp.               420,954          104      67.85   65.51           25.67
HARB   Harbor Florida Bancshares Inc.     1,284,313           98      70.18   71.68            7.40
HARL   Harleysville Savings Bank            367,596           90      68.66   76.68           15.67
HARS   Harris Financial Inc. (MHC)        2,260,301           81      40.58   50.40           39.95
HAVN   Haven Bancorp Inc.                 2,017,784           81      59.16   73.09           18.58
HBBI   Home Building Bancorp                 42,430           90      68.17   75.61            9.43
HBEI   Home Bancorp of Elgin Inc.           368,976          113      82.06   72.56            0.00
HBFW   Home Bancorp                         353,364          101      86.99   85.92            0.57
HBNK   Highland Bancorp Inc.                555,670          117      79.54   67.98           22.50
HBS    Haywood Bancshares Inc.              152,002           99      75.65   76.71            6.91
HBSC   Heritage Bancorp Inc.                328,319           67      59.93   89.55            0.00
HCBB   HCB Bancshares Inc.                  204,944           71      51.73   72.44            7.86
HCBC   High Country Bancorp Inc.             92,258          127      81.07   63.83           15.67
HCFC   Home City Financial Corp.             76,374          123      89.26   72.73            8.10
HEMT   HF Bancorp Inc.                    1,065,733           69      55.96   81.50            9.38
HFBC   HopFed Bancorp Inc.                  221,410           65      47.38   72.43            0.00

                                                                    Page 4 of 40
              Exhibit 7
 Selected Data on all Public Thrifts

                                                              Corporate
                                           -------------------------------------------------------------------------------------
                                                                                                       Deposit
                                                                                    Number            Insurance
                                                                                      of               Agency    Conversion
  Ticker           Short Name              Exchange       City           State    Offices    IPO Date (BIF/SAIF) Type
---------------------------------------    -------------------------------------------------------------------------------------
HFFB       Harrodsburg First Fin Bancorp   NASDAQ     Harrodsburg        KY          2       10/04/95   SAIF     Regular
HFFC       HF Financial Corp.              NASDAQ     Sioux Falls        SD          19      04/08/92   SAIF     Regular
HFGI       Harrington Financial Group      NASDAQ     Richmond           IN          7       NA         SAIF    Not Avail.
HFNC       HFNC Financial Corp.            NASDAQ     Charlotte          NC          9       12/29/95   SAIF     Regular
HFSA       Hardin Bancorp Inc.             NASDAQ     Hardin             MO          3       09/29/95   SAIF     Regular
HFWA       Heritage Financial Corp.        NASDAQ     Olympia            WA          10      01/09/98   SAIF    Not Avail.
HHFC       Harvest Home Financial Corp.    NASDAQ     Cheviot            OH          3       10/10/94   SAIF     Regular
HIFS       Hingham Instit. for Savings     NASDAQ     Hingham            MA          5       12/20/88   BIF      Regular
HLFC       Home Loan Financial Corp.       NASDAQ     Coshocton          OH          2       03/26/98   SAIF     Regular
HMLK       Hemlock Federal Financial Corp  NASDAQ     Oak Forest         IL          3       04/02/97   SAIF     Regular
HMNF       HMN Financial Inc.              NASDAQ     Spring Valley      MN          10      06/30/94   SAIF     Regular
HOMF       Home Federal Bancorp            NASDAQ     Seymour            IN          16      01/23/88   SAIF     Regular
HPBC       Home Port Bancorp Inc.          NASDAQ     Nantucket          MA          2       08/25/88   BIF      Regular
HRBF       Harbor Federal Bancorp Inc.     NASDAQ     Baltimore          MD          9       08/12/94   SAIF     Regular
HRZB       Horizon Financial Corp.         NASDAQ     Bellingham         WA          12      08/01/86   BIF      Regular
HTHR       Hawthorne Financial Corp.       NASDAQ     El Segundo         CA          6       NA         SAIF    Not Avail.
HWEN       Home Financial Bancorp          NASDAQ     Spencer            IN          1       07/02/96   SAIF     Regular
HZFS       Horizon Financial Svcs Corp.    NASDAQ     Oskaloosa          IA          3       06/30/94   SAIF     Regular
IBSF       IBS Financial Corp.             NASDAQ     Cherry Hill        NJ          9       10/13/94   SAIF     Regular
ICBC       Independence Comm. Bank Corp.   NASDAQ     Brooklyn           NY          34      03/17/98   SAIF     Regular
IFSB       Independence Federal Svgs Bank  NASDAQ     Washington         DC          2       06/06/85   SAIF     Regular
INBI       Industrial Bancorp Inc.         NASDAQ     Bellevue           OH          10      08/01/95   SAIF     Regular
IPSW       Ipswich Savings Bank            NASDAQ     Ipswich            MA          6       05/26/93   BIF      Regular
ITLA       ITLA Capital Corp.              NASDAQ     La Jolla           CA          6       10/24/95   BIF     Not Avail.
IWBK       InterWest Bancorp Inc.          NASDAQ     Oak Harbor         WA          42      NA         SAIF    Not Avail.
JOAC       Joachim Bancorp Inc.            NASDAQ     De Soto            MO          1       12/28/95   SAIF     Regular
JSB        JSB Financial Inc.              NYSE       Lynbrook           NY          13      06/27/90   BIF      Regular
JSBA       Jefferson Savings Bancorp       NASDAQ     Ballwin            MO          31      04/08/93   SAIF     Regular
JXSB       Jacksonville Savings Bk (MHC)   NASDAQ     Jacksonville       IL          5       04/21/95   SAIF    Mutual HC
JXVL       Jacksonville Bancorp Inc.       NASDAQ     Jacksonville       TX          7       04/01/96   SAIF    Not Avail.
KFBI       Klamath First Bancorp           NASDAQ     Klamath Falls      OR          33      10/05/95   SAIF     Regular
KNK        Kankakee Bancorp Inc.           AMSE       Kankakee           IL          12      01/06/93   SAIF     Regular
KSAV       KS Bancorp Inc.                 NASDAQ     Kenly              NC          5       12/30/93   SAIF     Regular
KSBK       KSB Bancorp Inc.                NASDAQ     Kingfield          ME          8       06/24/93   BIF      Regular
KYF        Kentucky First Bancorp Inc.     AMSE       Cynthiana          KY          2       08/29/95   SAIF     Regular
LARK       Landmark Bancshares Inc.        NASDAQ     Dodge City         KS          5       03/28/94   SAIF     Regular
LARL       Laurel Capital Group Inc.       NASDAQ     Allison Park       PA          6       02/20/87   SAIF     Regular
LFBI       Little Falls Bancorp Inc.       NASDAQ     Little Falls       NJ          6       01/05/96   SAIF     Regular
LFCO       Life Financial Corp.            NASDAQ     Riverside          CA          2       NA         SAIF    Not Avail.
LFED       Leeds Federal Bankshares (MHC)  NASDAQ     Baltimore          MD          1       05/02/94   SAIF    Mutual HC
LISB       Long Island Bancorp Inc.        NASDAQ     Melville           NY          35      04/18/94   SAIF     Regular
LO         Local Financial Corp.           AMSE       Oklahoma City      OK          44      NA         SAIF    Not Avail.
LOGN       Logansport Financial Corp.      NASDAQ     Logansport         IN          1       06/14/95   SAIF     Regular
LONF       London Financial Corp.          NASDAQ     London             OH          1       04/01/96   SAIF     Regular
LSBI       LSB Financial Corp.             NASDAQ     Lafayette          IN          4       02/03/95   BIF      Regular
LSBX       Lawrence Savings Bank           NASDAQ     North Andover      MA          5       05/02/86   BIF      Regular
LVSB       Lakeview Financial Corp.        NASDAQ     Paterson           NJ          8       12/22/93   SAIF     Regular
LXMO       Lexington B&L Financial Corp.   NASDAQ     Lexington          MO          4       06/06/96   SAIF     Regular
MAFB       MAF Bancorp Inc.                NASDAQ     Clarendon Hills    IL          22      01/12/90   SAIF     Regular
MARN       Marion Capital Holdings         NASDAQ     Marion             IN          4       03/18/93   SAIF     Regular
MASB       MASSBANK Corp.                  NASDAQ     Reading            MA          15      05/28/86   BIF      Regular
MBBC       Monterey Bay Bancorp Inc.       NASDAQ     Watsonville        CA          7       02/15/95   SAIF     Regular
MBLF       MBLA Financial Corp.            NASDAQ     Macon              MO          2       06/24/93   SAIF     Regular
MBSP       Mitchell Bancorp Inc.           NASDAQ     Spruce Pine        NC          1       07/12/96   SAIF     Regular
MCBN       Mid-Coast Bancorp Inc.          NASDAQ     Waldoboro          ME          2       11/02/89   SAIF     Regular
MDBK       Medford Bancorp Inc.            NASDAQ     Medford            MA          16      03/18/86   BIF      Regular
MECH       MECH Financial Inc.             NASDAQ     Hartford           CT          14      06/26/96   BIF      Regular
METF       Metropolitan Financial Corp.    NASDAQ     Mayfield Heights   OH          16      NA         SAIF    Not Avail.
MFBC       MFB Corp.                       NASDAQ     Mishawaka          IN          5       03/25/94   SAIF     Regular
MFFC       Milton Federal Financial Corp.  NASDAQ     West Milton        OH          3       10/07/94   SAIF     Regular
MFLR       Mayflower Co-operative Bank     NASDAQ     Middleboro         MA          4       12/23/87   BIF      Regular
MFSL       Maryland Federal Bancorp        NASDAQ     Hyattsville        MD          28      06/02/87   SAIF     Regular
MIFC       Mid-Iowa Financial Corp.        NASDAQ     Newton             IA          7       10/14/92   SAIF     Regular
MIVI       Mississippi View Holding Co.    NASDAQ     Little Falls       MN          1       03/24/95   SAIF     Regular

                                                                   Page 4 of 40
                                                                       Continued
Exhibit 7
Selected Data on all Public Thrifts

                                                Key Financial Data as of The Most Recent Quarter
                                        ----------------------------------------------------------------

                                           Total            Loans/   Loans/  Deposits/     Borrowings/
                                           Assets          Deposits  Assets   Assets         Assets
Ticker  Short Name                        ($000)            (%)       (%)      (%)             (%)
--------------------------------------  ----------------------------------------------------------------
HFFB   Harrodsburg First Fin Bancorp        108,820          108      77.51   71.75            0.00
HFFC   HF Financial Corp.                   570,420          101      76.93   76.48           10.62
HFGI   Harrington Financial Group           553,134           81      24.47   30.23           64.59
HFNC   HFNC Financial Corp.                 979,554          185      81.40   44.11           37.65
HFSA   Hardin Bancorp Inc.                  121,148           80      50.78   63.46           24.35
HFWA   Heritage Financial Corp.             322,806           98      68.58   69.89            0.00
HHFC   Harvest Home Financial Corp.          90,881           75      49.77   65.96           21.98
HIFS   Hingham Instit. for Savings          231,710          110      77.41   70.56           19.03
HLFC   Home Loan Financial Corp.             79,773          115      69.15   60.17            0.00
HMLK   Hemlock Federal Financial Corp       191,023           62      43.15   69.76           12.56
HMNF   HMN Financial Inc.                   732,118           99      63.02   63.79           22.85
HOMF   Home Federal Bancorp                 705,175          111      83.18   74.89           15.04
HPBC   Home Port Bancorp Inc.               225,708          131      85.27   65.31           23.91
HRBF   Harbor Federal Bancorp Inc.          231,140           86      64.20   74.80           10.93
HRZB   Horizon Financial Corp.              547,146           97      79.93   82.27            0.00
HTHR   Hawthorne Financial Corp.          1,046,906          114      92.15   81.08           13.85
HWEN   Home Financial Bancorp                41,466          130      82.10   62.96           18.57
HZFS   Horizon Financial Svcs Corp.          92,710           95      60.74   63.74           25.95
IBSF   IBS Financial Corp.                  752,115           40      30.47   76.48            5.56
ICBC   Independence Comm. Bank Corp.      3,857,781           81      71.54   88.31            0.43
IFSB   Independence Federal Svgs Bank       274,539           77      57.81   74.68           16.17
INBI   Industrial Bancorp Inc.              374,035          122      88.69   72.72            9.89
IPSW   Ipswich Savings Bank                 237,575          113      80.89   71.81           21.06
ITLA   ITLA Capital Corp.                 1,010,987          100      82.98   82.79            5.98
IWBK   InterWest Bancorp Inc.             2,091,022           99      58.36   59.24           33.31
JOAC   Joachim Bancorp Inc.                  34,229          106      74.11   70.20            0.00
JSB    JSB Financial Inc.                 1,563,956           93      66.95   72.10            0.00
JSBA   Jefferson Savings Bancorp          1,241,864           86      72.58   84.06            5.07
JXSB   Jacksonville Savings Bk (MHC)        169,648           87      76.30   87.73            0.13
JXVL   Jacksonville Bancorp Inc.            237,102           92      76.03   82.91            0.87
KFBI   Klamath First Bancorp                994,193           89      61.07   68.46           15.45
KNK    Kankakee Bancorp Inc.                399,477           76      63.60   83.41            5.83
KSAV   KS Bancorp Inc.                      113,978          106      83.64   79.24            7.02
KSBK   KSB Bancorp Inc.                     154,637           98      79.20   80.84            9.70
KYF    Kentucky First Bancorp Inc.           81,800           88      60.69   68.73           13.16
LARK   Landmark Bancshares Inc.             231,267          113      73.13   64.85           18.98
LARL   Laurel Capital Group Inc.            216,781           86      68.19   79.11            7.86
LFBI   Little Falls Bancorp Inc.            355,443           64      42.10   65.79           23.60
LFCO   Life Financial Corp.                 387,187           98      60.68   61.94           15.10
LFED   Leeds Federal Bankshares (MHC)       298,997           78      62.97   81.21            0.19
LISB   Long Island Bancorp Inc.           6,295,868          100      59.67   59.76           28.39
LO     Local Financial Corp.              2,625,181           62      39.05   62.64           32.34
LOGN   Logansport Financial Corp.            88,999          104      73.75   71.16            7.30
LONF   London Financial Corp.                37,916           95      76.78   80.90            4.48
LSBI   LSB Financial Corp.                  216,065          126      85.59   67.68           23.22
LSBX   Lawrence Savings Bank                355,073           67      48.29   72.33           15.28
LVSB   Lakeview Financial Corp.             472,691           67      51.25   76.30           12.83
LXMO   Lexington B&L Financial Corp.         94,517           83      66.51   80.50            0.85
MAFB   MAF Bancorp Inc.                   3,511,185          118      79.13   66.90           23.43
MARN   Marion Capital Holdings              192,532          122      84.19   69.24            7.44
MASB   MASSBANK Corp.                       929,450           34      29.80   87.12            0.08
MBBC   Monterey Bay Bancorp Inc.            403,141           83      67.62   81.05            6.81
MBLF   MBLA Financial Corp.                 207,453          118      64.43   54.83           31.19
MBSP   Mitchell Bancorp Inc.                 36,931          133      76.80   57.55            0.00
MCBN   Mid-Coast Bancorp Inc.                63,015          113      80.80   71.68           19.34
MDBK   Medford Bancorp Inc.               1,120,340           70      51.63   73.36           16.81
MECH   MECH Financial Inc.                  945,973           87      63.18   72.50           17.07
METF   Metropolitan Financial Corp.         989,706           93      76.04   81.70           12.59
MFBC   MFB Corp.                            290,631          127      77.18   60.57           26.57
MFFC   Milton Federal Financial Corp.       226,711          100      67.07   66.91           20.58
MFLR   Mayflower Co-operative Bank          131,908           75      58.05   77.27           12.13
MFSL   Maryland Federal Bancorp           1,192,046          120      83.38   69.76           19.85
MIFC   Mid-Iowa Financial Corp.             147,047           75      48.91   65.65           24.48
MIVI   Mississippi View Holding Co.          68,619           83      66.10   79.96            0.00

                                                                    Page 5 of 40
              Exhibit 7
 Selected Data on all Public Thrifts

                                                              Corporate
                                           -------------------------------------------------------------------------------------
                                                                                                       Deposit
                                                                                    Number            Insurance
                                                                                      of               Agency    Conversion
  Ticker           Short Name              Exchange       City           State    Offices    IPO Date (BIF/SAIF) Type
---------------------------------------    -------------------------------------------------------------------------------------
MONT       Montgomery Financial Corp.      NASDAQ     Crawfordsville     IN          4       07/01/97   SAIF    Not Avail.
MRKF       Market Financial Corp.          NASDAQ     Mount Healthy      OH          2       03/27/97   SAIF     Regular
MSBF       MSB Financial Inc.              NASDAQ     Marshall           MI          2       02/06/95   SAIF     Regular
MSBK       Mutual Savings Bank FSB         NASDAQ     Bay City           MI          22      07/17/92   SAIF     Regular
MWBI       Midwest Bancshares Inc.         NASDAQ     Burlington         IA          5       11/12/92   SAIF     Regular
MWBX       MetroWest Bank                  NASDAQ     Framingham         MA          14      10/10/86   BIF      Regular
MYST       Mystic Financial Inc.           NASDAQ     Medford            MA          3       01/09/98   BIF      Regular
NASB       NASB Financial Inc.             NASDAQ     Grandview          MO          7       09/27/85   SAIF    Not Avail.
NBCP       Niagara Bancorp Inc. (MHC)      NASDAQ     Lockport           NY          15      04/20/98   BIF     Mutual HC
NBN        Northeast Bancorp               AMSE       Auburn             ME          12      08/19/87   BIF      Regular
NBSI       North Bancshares Inc.           NASDAQ     Chicago            IL          2       12/21/93   SAIF     Regular
NEIB       Northeast Indiana Bancorp       NASDAQ     Huntington         IN          3       06/28/95   SAIF     Regular
NEP        Northeast PA Financial Corp.    AMSE       Hazleton           PA          10      04/01/98   SAIF     Regular
NHTB       New Hampshire Thrift Bncshrs    NASDAQ     Newport            NH          12      05/22/86   SAIF     Regular
NMSB       NewMil Bancorp Inc.             NASDAQ     New Milford        CT          15      02/01/86   BIF      Regular
NSLB       NS&L Bancorp Inc.               NASDAQ     Neosho             MO          2       06/08/95   SAIF     Regular
NSSY       NSS Bancorp Inc.                NASDAQ     Norwalk            CT          8       06/16/94   BIF      Regular
NTBK       Net.B@nk Inc.                   NASDAQ     Alpharetta         GA          NA      NA         SAIF    Not Avail.
NTMG       Nutmeg Federal S&LA             NASDAQ     Danbury            CT          3       NA         SAIF    Not Avail.
NWEQ       Northwest Equity Corp.          NASDAQ     Amery              WI          3       10/11/94   SAIF     Regular
NWSB       Northwest Bancorp Inc. (MHC)    NASDAQ     Warren             PA          71      11/07/94   SAIF    Mutual HC
OCFC       Ocean Financial Corp.           NASDAQ     Toms River         NJ          10      07/03/96   SAIF     Regular
OCN        Ocwen Financial Corp.           NYSE       West Palm Beach    FL          1       NA         SAIF    Not Avail.
OFCP       Ottawa Financial Corp.          NASDAQ     Holland            MI          26      08/19/94   SAIF     Regular
OHSL       OHSL Financial Corp.            NASDAQ     Cincinnati         OH          5       02/10/93   SAIF     Regular
OSFS       Ohio State Financial Services   NASDAQ     Bridgeport         OH          2       09/29/97   SAIF     Regular
OTFC       Oregon Trail Financial Corp.    NASDAQ     Baker City         OR          7       10/06/97   SAIF     Regular
PBCI       Pamrapo Bancorp Inc.            NASDAQ     Bayonne            NJ          10      11/14/89   SAIF     Regular
PBCT       People's Bank (MHC)             NASDAQ     Bridgeport         CT          127     07/06/88   BIF     Mutual HC
PBHC       Pathfinder Bancorp Inc. (MHC)   NASDAQ     Oswego             NY          5       11/16/95   BIF     Mutual HC
PBKB       People's Bancshares Inc.        NASDAQ     New Bedford        MA          13      10/30/86   BIF      Regular
PBOC       PBOC Holdings Inc.              NASDAQ     Los Angeles        CA          19      NA         SAIF    Not Avail.
PCBC       Perry County Financial Corp.    NASDAQ     Perryville         MO          1       02/13/95   SAIF     Regular
PDB        Piedmont Bancorp Inc.           AMSE       Hillsborough       NC          1       12/08/95   SAIF     Regular
PEDE       Great Pee Dee Bancorp           NASDAQ     Cheraw             SC          1       12/31/97   SAIF     Regular
PEEK       Peekskill Financial Corp.       NASDAQ     Peekskill          NY          3       12/29/95   SAIF     Regular
PERM       Permanent Bancorp Inc.          NASDAQ     Evansville         IN          11      04/04/94   SAIF     Regular
PFDC       Peoples Bancorp                 NASDAQ     Auburn             IN          7       07/07/87   SAIF     Regular
PFED       Park Bancorp Inc.               NASDAQ     Chicago            IL          3       08/12/96   SAIF     Regular
PFFB       PFF Bancorp Inc.                NASDAQ     Pomona             CA          24      03/29/96   SAIF     Regular
PFFC       Peoples Financial Corp.         NASDAQ     Massillon          OH          2       09/13/96   SAIF     Regular
PFNC       Progress Financial Corp.        NASDAQ     Blue Bell          PA          11      07/18/83   SAIF     Regular
PFSB       PennFed Financial Services Inc  NASDAQ     West Orange        NJ          18      07/15/94   SAIF     Regular
PFSL       Pocahontas Bancorp Inc.         NASDAQ     Pocahontas         AR          6       04/01/98   SAIF    Not Avail.
PHBK       Peoples Heritage Finl Group     NASDAQ     Portland           ME          186     12/04/86   BIF      Regular
PHFC       Pittsburgh Home Financial Corp  NASDAQ     Pittsburgh         PA          8       04/01/96   SAIF     Regular
PHSB       Peoples Home Savings Bk (MHC)   NASDAQ     Beaver Falls       PA          9       07/10/97   SAIF    Mutual HC
PLSK       Pulaski Savings Bank (MHC)      NASDAQ     Springfield        NJ          6       04/03/97   SAIF    Mutual HC
PRBC       Prestige Bancorp Inc.           NASDAQ     Pleasant Hills     PA          5       06/27/96   SAIF     Regular
PROV       Provident Financial Holdings    NASDAQ     Riverside          CA          10      06/28/96   SAIF     Regular
PSBK       Progressive Bank Inc.           NASDAQ     Fishkill           NY          17      08/01/84   BIF      Regular
PSFC       Peoples-Sidney Financial Corp.  NASDAQ     Sidney             OH          1       04/28/97   SAIF     Regular
PSFI       PS Financial Inc.               NASDAQ     Chicago            IL          1       11/27/96   SAIF     Regular
PTRS       Potters Financial Corp.         NASDAQ     East Liverpool     OH          4       12/31/93   SAIF     Regular
PULB       Pulaski Bank, Svgs Bank (MHC)   NASDAQ     St. Louis          MO          5       05/11/94   SAIF    Mutual HC
PULS       Pulse Bancorp                   NASDAQ     South River        NJ          5       09/18/86   SAIF     Regular
PVFC       PVF Capital Corp.               NASDAQ     Bedford Heights    OH          9       12/30/92   SAIF    Supervisory
PVSA       Parkvale Financial Corp.        NASDAQ     Monroeville        PA          29      07/16/87   SAIF     Regular
PWBK       Pennwood Bancorp Inc.           NASDAQ     Pittsburgh         PA          3       07/15/96   SAIF     Regular
QCBC       Quaker City Bancorp Inc.        NASDAQ     Whittier           CA          10      12/30/93   SAIF     Regular
QCFB       QCF Bancorp Inc.                NASDAQ     Virginia           MN          2       04/03/95   SAIF     Regular
QCSB       Queens County Bancorp Inc.      NASDAQ     Flushing           NY          11      11/23/93   BIF      Regular
RARB       Raritan Bancorp Inc.            NASDAQ     Bridgewater        NJ          7       03/01/87   BIF      Regular
RCBK       Richmond County Financial Corp  NASDAQ     Staten Island      NY          13      02/18/98   SAIF     Regular

                                                                    Page 5 of 40
                                                                       Continued
Exhibit 7
Selected Data on all Public Thrifts

                                                Key Financial Data as of The Most Recent Quarter
                                        ----------------------------------------------------------------

                                           Total            Loans/   Loans/  Deposits/     Borrowings/
                                           Assets          Deposits  Assets   Assets         Assets
Ticker  Short Name                        ($000)            (%)       (%)      (%)             (%)
--------------------------------------  ----------------------------------------------------------------
MONT   Montgomery Financial Corp.           109,134          126      90.43   71.68            8.31
MRKF   Market Financial Corp.                57,756           83      52.48   63.00            0.00
MSBF   MSB Financial Inc.                    79,414          169      91.29   54.10           27.67
MSBK   Mutual Savings Bank FSB              656,624           78      48.75   62.80           28.26
MWBI   Midwest Bancshares Inc.              158,661           87      57.97   66.49           25.84
MWBX   MetroWest Bank                       646,567           88      72.78   82.93            8.86
MYST   Mystic Financial Inc.                187,788           96      70.35   73.08            7.19
NASB   NASB Financial Inc.                  734,091          121      86.66   71.34           19.35
NBCP   Niagara Bancorp Inc. (MHC)         1,323,466           57      48.89   85.07            2.93
NBN    Northeast Bancorp                    310,623          156      87.16   56.01           35.61
NBSI   North Bancshares Inc.                118,477          103      64.13   61.99           24.56
NEIB   Northeast Indiana Bancorp            200,306          148      88.33   59.83           26.20
NEP    Northeast PA Financial Corp.         443,402           86      60.73   70.29            9.86
NHTB   New Hampshire Thrift Bncshrs         320,592           93      79.30   84.94            5.96
NMSB   NewMil Bancorp Inc.                  370,276           60      47.05   78.14           12.02
NSLB   NS&L Bancorp Inc.                     61,144           76      59.50   78.12            1.64
NSSY   NSS Bancorp Inc.                     668,671           94      63.89   67.72           23.37
NTBK   Net.B@nk Inc.                        163,463           82      64.40   78.72            0.00
NTMG   Nutmeg Federal S&LA                  111,539          105      85.73   81.38            7.37
NWEQ   Northwest Equity Corp.                99,558          129      81.80   63.25           24.47
NWSB   Northwest Bancorp Inc. (MHC)       2,409,564           90      74.18   82.38            7.57
OCFC   Ocean Financial Corp.              1,518,485           85      54.97   65.01           19.92
OCN    Ocwen Financial Corp.              3,421,142          102      57.55   56.52           24.46
OFCP   Ottawa Financial Corp.               915,465          117      85.00   72.52           17.42
OHSL   OHSL Financial Corp.                 251,174           90      67.34   74.79           13.89
OSFS   Ohio State Financial Services         38,559           89      63.95   71.46            0.00
OTFC   Oregon Trail Financial Corp.         257,049           81      58.73   72.94            0.00
PBCI   Pamrapo Bancorp Inc.                 381,444           71      57.21   81.04            3.63
PBCT   People's Bank (MHC)                9,149,500           86      62.37   72.42           17.11
PBHC   Pathfinder Bancorp Inc. (MHC)        196,190           82      64.92   78.83            8.51
PBKB   People's Bancshares Inc.             862,000          129      57.94   44.80           49.02
PBOC   PBOC Holdings Inc.                 2,213,054          122      70.09   57.23           37.23
PCBC   Perry County Financial Corp.          86,081           24      17.77   72.63            7.55
PDB    Piedmont Bancorp Inc.                132,828          126      84.02   66.49           16.34
PEDE   Great Pee Dee Bancorp                 69,262          149      80.89   54.21            0.36
PEEK   Peekskill Financial Corp.            195,847           35      24.43   70.23            5.11
PERM   Permanent Bancorp Inc.               419,819           79      51.70   65.07           23.71
PFDC   Peoples Bancorp                      300,651           99      81.84   83.08            1.37
PFED   Park Bancorp Inc.                    197,350           52      36.69   70.12            8.64
PFFB   PFF Bancorp Inc.                   2,812,384          107      65.93   61.90           27.94
PFFC   Peoples Financial Corp.               82,215           94      74.38   79.20            0.00
PFNC   Progress Financial Corp.             484,809          101      71.71   70.87           18.12
PFSB   PennFed Financial Services Inc     1,469,064           99      68.48   69.51           20.22
PFSL   Pocahontas Bancorp Inc.              400,681           98      44.13   45.12           30.22
PHBK   Peoples Heritage Finl Group        7,309,525          103      71.66   69.45           21.34
PHFC   Pittsburgh Home Financial Corp       338,312          139      59.98   43.13           44.42
PHSB   Peoples Home Savings Bk (MHC)        223,394           57      44.77   78.13            8.29
PLSK   Pulaski Savings Bank (MHC)           190,778           63      53.25   84.80            2.93
PRBC   Prestige Bancorp Inc.                160,580          112      65.06   58.27           30.50
PROV   Provident Financial Holdings         764,550          116      85.62   73.67           13.03
PSBK   Progressive Bank Inc.                896,110           71      63.69   89.20            0.00
PSFC   Peoples-Sidney Financial Corp.       105,522          119      88.69   74.50            0.00
PSFI   PS Financial Inc.                     83,823          102      49.93   49.05           21.47
PTRS   Potters Financial Corp.              126,578           81      65.44   80.89            9.82
PULB   Pulaski Bank, Svgs Bank (MHC)        183,629           95      80.10   83.93            1.03
PULS   Pulse Bancorp                        540,008           33      26.35   79.28           11.79
PVFC   PVF Capital Corp.                    418,928          112      88.89   79.20           11.44
PVSA   Parkvale Financial Corp.           1,055,508           87      75.98   87.29            3.33
PWBK   Pennwood Bancorp Inc.                 46,398           86      65.84   76.71            3.10
QCBC   Quaker City Bancorp Inc.             859,993          119      79.09   66.50           22.38
QCFB   QCF Bancorp Inc.                     154,089           63      42.70   68.30           11.59
QCSB   Queens County Bancorp Inc.         1,622,467          135      87.14   64.60           21.68
RARB   Raritan Bancorp Inc.                 418,811           81      67.11   82.59            8.38
RCBK   Richmond County Financial Corp     1,463,805           61      38.77   63.61           13.66

                                                                    Page 6 of 40
              Exhibit 7
 Selected Data on all Public Thrifts

                                                              Corporate
                                           -------------------------------------------------------------------------------------
                                                                                                       Deposit
                                                                                    Number            Insurance
                                                                                      of               Agency    Conversion
  Ticker           Short Name              Exchange       City           State    Offices    IPO Date (BIF/SAIF) Type
---------------------------------------    -------------------------------------------------------------------------------------
REDF       RedFed Bancorp Inc.             NASDAQ     Redlands           CA          15      04/08/94   SAIF     Regular
RELI       Reliance Bancshares Inc.        NASDAQ     Milwaukee          WI          1       04/19/96   SAIF     Regular
RELY       Reliance Bancorp Inc.           NASDAQ     Garden City        NY          30      03/31/94   SAIF     Regular
RIVR       River Valley Bancorp            NASDAQ     Madison            IN          6       12/20/96   SAIF     Regular
ROSE       TR Financial Corp.              NASDAQ     Garden City        NY          15      06/29/93   BIF      Regular
RSLN       Roslyn Bancorp Inc.             NASDAQ     Roslyn             NY          8       01/13/97   BIF      Regular
RVSB       Riverview Bancorp Inc.          NASDAQ     Camas              WA          9       10/01/97   SAIF     Regular
SBAN       SouthBanc Shares Inc.           NASDAQ     Anderson           SC          6       04/15/98   SAIF    Not Avail.
SBFL       SB of the Finger Lakes (MHC)    NASDAQ     Geneva             NY          5       11/11/94   SAIF    Mutual HC
SBOS       Boston Bancorp (The)            NASDAQ     South Boston       MA          7       11/09/83   BIF      Regular
SCBS       Southern Community Bancshares   NASDAQ     Cullman            AL          1       12/23/96   SAIF     Regular
SCCB       S. Carolina Community Bancshrs  NASDAQ     Winnsboro          SC          3       07/07/94   SAIF     Regular
SFED       SFS Bancorp Inc.                NASDAQ     Schenectady        NY          4       06/30/95   SAIF     Regular
SFFC       StateFed Financial Corp.        NASDAQ     Des Moines         IA          2       01/05/94   SAIF     Regular
SFIN       Statewide Financial Corp.       NASDAQ     Jersey City        NJ          15      10/02/95   SAIF     Regular
SFSB       SuburbFed Financial Corp.       NASDAQ     Flossmoor          IL          12      03/04/92   SAIF     Regular
SFSL       Security First Corp.            NASDAQ     Mayfield Heights   OH          14      01/22/88   SAIF     Regular
SGVB       SGV Bancorp Inc.                NASDAQ     West Covina        CA          8       06/29/95   SAIF     Regular
SHEN       First Shenango Bancorp Inc.     NASDAQ     New Castle         PA          4       04/06/93   SAIF     Regular
SHSB       SHS Bancorp Inc.                NASDAQ     Pittsburgh         PA          4       10/01/97   SAIF     Regular
SIB        Staten Island Bancorp Inc.      NYSE       Staten Island      NY          17      12/22/97   BIF      Regular
SISB       SIS Bancorp Inc.                NASDAQ     Springfield        MA          33      02/08/95   BIF      Regular
SKAN       Skaneateles Bancorp Inc.        NASDAQ     Skaneateles        NY          9       06/02/86   BIF      Regular
SKBO       First Carnegie Deposit (MHC)    NASDAQ     Carnegie           PA          3       04/04/97   SAIF    Mutual HC
SMBC       Southern Missouri Bancorp Inc.  NASDAQ     Poplar Bluff       MO          8       04/13/94   SAIF     Regular
SOBI       Sobieski Bancorp Inc.           NASDAQ     South Bend         IN          3       03/31/95   SAIF     Regular
SOPN       First Savings Bancorp Inc.      NASDAQ     Southern Pines     NC          5       01/06/94   SAIF     Regular
SOSA       Somerset Savings Bank           NASDAQ     Somerville         MA          5       07/09/86   BIF      Regular
SPBC       St. Paul Bancorp Inc.           NASDAQ     Chicago            IL          53      05/18/87   SAIF     Regular
SRN        Southern Banc Co.               AMSE       Gadsden            AL          4       10/05/95   SAIF     Regular
SSB        Scotland Bancorp Inc.           AMSE       Laurinburg         NC          2       04/01/96   SAIF     Regular
SSFC       South Street Financial Corp.    NASDAQ     Albemarle          NC          2       10/03/96   SAIF     Regular
SSM        Stone Street Bancorp Inc.       AMSE       Mocksville         NC          2       04/01/96   SAIF     Regular
STFR       St. Francis Capital Corp.       NASDAQ     Brookfield         WI          25      06/21/93   SAIF     Regular
STSA       Sterling Financial Corp.        NASDAQ     Spokane            WA          41      NA         SAIF    Not Avail.
SVRN       Sovereign Bancorp Inc.          NASDAQ     Wyomissing         PA          179     08/12/86   SAIF     Regular
SWBI       Southwest Bancshares Inc.       NASDAQ     Hometown           IL          6       06/24/92   SAIF     Regular
SWCB       Sandwich Bancorp Inc.           NASDAQ     Sandwich           MA          11      07/25/86   BIF      Regular
SZB        SouthFirst Bancshares Inc.      AMSE       Sylacauga          AL          4       02/14/95   SAIF     Regular
THR        Three Rivers Financial Corp.    AMSE       Three Rivers       MI          5       08/24/95   SAIF     Regular
THRD       TF Financial Corp.              NASDAQ     Newtown            PA          14      07/13/94   SAIF     Regular
TPNZ       Tappan Zee Financial Inc.       NASDAQ     Tarrytown          NY          1       10/05/95   SAIF     Regular
TRIC       Tri-County Bancorp Inc.         NASDAQ     Torrington         WY          2       09/30/93   SAIF     Regular
TSBK       Timberland Bancorp Inc.         NASDAQ     Hoquiam            WA          8       01/13/98   SAIF     Regular
TSBS       Peoples Bancorp Inc.            NASDAQ     Lawrenceville      NJ          14      04/09/98   BIF     Not Avail.
TSH        Teche Holding Co.               AMSE       Franklin           LA          9       04/19/95   SAIF     Regular
TWIN       Twin City Bancorp               NASDAQ     Bristol            TN          3       01/04/95   SAIF     Regular
UBMT       United Financial Corp.          NASDAQ     Great Falls        MT          5       NA         SAIF    Not Avail.
UCBC       Union Community Bancorp         NASDAQ     Crawfordsville     IN          1       12/29/97   SAIF     Regular
UFRM       United Federal Savings Bank     NASDAQ     Rocky Mount        NC          13      07/01/80   SAIF     Regular
UPFC       United PanAm Financial Corp.    NASDAQ     San Mateo          CA          5       NA         SAIF    Not Avail.
USAB       USABancshares Inc.              NASDAQ     Philadelphia       PA          3       NA         BIF     Not Avail.
UTBI       United Tennessee Bankshares     NASDAQ     Newport            TN          2       01/05/98   SAIF     Regular
WAMU       Washington Mutual Inc.          NASDAQ     Seattle            WA          914     03/11/83   BIF      Regular
WAYN       Wayne Savings Bancshares (MHC)  NASDAQ     Wooster            OH          6       06/25/93   SAIF    Mutual HC
WBST       Webster Financial Corp.         NASDAQ     Waterbury          CT          110     12/12/86   SAIF     Regular
WCBI       Westco Bancorp Inc.             NASDAQ     Westchester        IL          1       06/26/92   SAIF     Regular
WCFB       Webster City Federal SB (MHC)   NASDAQ     Webster City       IA          1       08/15/94   SAIF    Mutual HC
WEFC       Wells Financial Corp.           NASDAQ     Wells              MN          7       04/11/95   SAIF     Regular
WEHO       Westwood Homestead Fin. Corp.   NASDAQ     Cincinnati         OH          2       09/30/96   SAIF     Regular
WES        Westcorp                        NYSE       Irvine             CA          26      05/01/86   SAIF    Not Avail.
WFI        Winton Financial Corp.          AMSE       Cincinnati         OH          5       08/04/88   SAIF     Regular
WFSL       Washington Federal Inc.         NASDAQ     Seattle            WA          105     11/17/82   SAIF     Regular
WHGB       WHG Bancshares Corp.            NASDAQ     Lutherville        MD          5       04/01/96   SAIF     Regular

                                                                    Page 6 of 40
                                                                       Continued
Exhibit 7
Selected Data on all Public Thrifts

                                                Key Financial Data as of The Most Recent Quarter
                                        ----------------------------------------------------------------

                                           Total            Loans/   Loans/  Deposits/     Borrowings/
                                           Assets          Deposits  Assets   Assets         Assets
Ticker  Short Name                        ($000)            (%)       (%)      (%)             (%)
--------------------------------------  ----------------------------------------------------------------
REDF   RedFed Bancorp Inc.                1,033,586          107      88.83   83.26            6.65
RELI   Reliance Bancshares Inc.              44,174          156      61.73   39.54            9.06
RELY   Reliance Bancorp Inc.              2,179,754           62      45.07   73.08           16.53
RIVR   River Valley Bancorp                 133,848           97      82.00   84.89            0.00
ROSE   TR Financial Corp.                 4,005,695          101      53.61   53.27           38.09
RSLN   Roslyn Bancorp Inc.                3,706,388           54      29.46   54.13           26.31
RVSB   Riverview Bancorp Inc.               273,174           91      59.89   65.83           10.82
SBAN   SouthBanc Shares Inc.                385,361           93      51.21   54.98           10.11
SBFL   SB of the Finger Lakes (MHC)         250,845           65      48.72   74.46           15.92
SBOS   Boston Bancorp (The)               1,715,070           24      19.25   78.85            7.61
SCBS   Southern Community Bancshares         72,447           82      65.12   79.73            0.00
SCCB   S. Carolina Community Bancshrs        46,305           99      77.59   78.73            0.00
SFED   SFS Bancorp Inc.                     175,420           91      78.53   86.19            0.00
SFFC   StateFed Financial Corp.              89,573          129      77.89   60.33           21.20
SFIN   Statewide Financial Corp.            670,561           74      49.57   67.41           21.77
SFSB   SuburbFed Financial Corp.            446,475           92      65.88   71.89           20.02
SFSL   Security First Corp.                 685,482          125      92.29   74.13           15.33
SGVB   SGV Bancorp Inc.                     401,065          107      77.37   72.34           18.73
SHEN   First Shenango Bancorp Inc.          403,146           93      63.62   68.31           17.87
SHSB   SHS Bancorp Inc.                      88,408           87      64.76   74.33           10.35
SIB    Staten Island Bancorp Inc.         2,671,414           71      43.10   61.10           11.23
SISB   SIS Bancorp Inc.                   1,793,968           66      47.97   72.99           17.28
SKAN   Skaneateles Bancorp Inc.             257,605           98      83.33   84.76            7.10
SKBO   First Carnegie Deposit (MHC)         143,650           81      43.54   53.81           27.58
SMBC   Southern Missouri Bancorp Inc.       157,438          110      75.52   68.55           13.70
SOBI   Sobieski Bancorp Inc.                 89,848          119      79.74   67.03           17.75
SOPN   First Savings Bancorp Inc.           299,802           96      68.04   71.10            5.00
SOSA   Somerset Savings Bank                533,020           92      78.11   84.89            7.21
SPBC   St. Paul Bancorp Inc.              4,583,390          104      73.33   70.48           18.82
SRN    Southern Banc Co.                    105,719           46      37.48   81.61            0.00
SSB    Scotland Bancorp Inc .                61,278           95      69.78   73.72            0.00
SSFC   South Street Financi al Corp.        216,977           75      51.03   67.69           15.21
SSM    Stone Street Bancorp  Inc.           110,961          142      86.81   61.06            8.97
STFR   St. Francis Capital  Corp.         1,647,880           72      47.65   66.10           24.92
STSA   Sterling Financial C orp.          1,888,214          109      59.49   54.34           36.40
SVRN   Sovereign Bancorp In c.           18,096,121          116      59.15   51.10           39.56
SWBI   Southwest Bancshares  Inc.           392,962           90      70.25   78.20            8.61
SWCB   Sandwich Bancorp Inc .               526,529           87      70.22   81.05            9.04
SZB    SouthFirst Bancshare s Inc.          162,279           83      63.81   76.47           11.06
THR    Three Rivers Financi al Corp.         98,063          104      65.17   62.43           22.17
THRD   TF Financial Corp.                   639,455           54      37.94   70.47           20.07
TPNZ   Tappan Zee Financial  Inc.           129,345           56      45.09   81.17            0.00
TRIC   Tri-County Bancorp I nc.              89,263           93      47.05   50.33           32.64
TSBK   Timberland Bancorp I nc.             261,446          114      71.72   62.74            4.66
TSBS   Peoples Bancorp Inc.                 888,872           82      46.84   57.43            3.38
TSH    Teche Holding Co.                    407,265          125      85.67   68.30           16.98
TWIN   Twin City Bancorp                    110,366           85      71.22   83.33            2.27
UBMT   United Financial Cor p.              197,271           75      56.38   74.95            8.28
UCBC   Union Community Banc orp             108,079          134      76.99   57.26            1.66
UFRM   United Federal Savin gs Bank         305,650           97      85.53   87.80            1.64
UPFC   United PanAm Financi al Corp.        310,842          118      88.48   75.02           15.17
USAB   USABancshares Inc.                   102,535           73      58.46   80.44            6.47
UTBI   United Tennessee Ban kshares          75,053           90      64.19   71.53            0.00
WAMU   Washington Mutual In c.          103,123,908          135      67.37   49.76           40.92
WAYN   Wayne Savings Bancsh ares (MHC)      259,752           96      80.31   83.78            6.16
WBST   Webster Financial Corp.            7,558,815           87      51.16   58.80           32.58
WCBI   Westco Bancorp Inc.                  319,130           93      76.2    82               0.00
WCFB   Webster City Federal SB (MHC)         93,922           80      58.27   73.05            1.51
WEFC   Wells Financial Corp.                209,442          122      85.59   70.00           14.09
WEHO   Westwood Homestead Fin. Corp.        129,872          144      92.40   64.28           12.14
WES    Westcorp                           3,812,806           89      50.43   56.65           18.65
WFI    Winton Financial Corp.               344,861          119      87.07   72.96           18.67
WFSL   Washington Federal Inc.            5,633,772          142      74.13   52.27           32.10
WHGB   WHG Bancshares Corp.                 118,467           93      65.53   70.81           10.97

                                                                    Page 7 of 40
              Exhibit 7
 Selected Data on all Public Thrifts

                                                              Corporate
                                           -------------------------------------------------------------------------------------
                                                                                                       Deposit
                                                                                    Number            Insurance
                                                                                      of               Agency    Conversion
  Ticker           Short Name              Exchange       City           State    Offices    IPO Date (BIF/SAIF) Type
---------------------------------------    -------------------------------------------------------------------------------------
WOFC       Western Ohio Financial Corp.    NASDAQ     Springfield        OH          10      07/29/94   SAIF     Regular
WRNB       Warren Bancorp Inc.             NASDAQ     Peabody            MA          6       07/09/86   BIF      Regular
WSB        Washington Savings Bank, FSB    AMSE       Bowie              MD          5       NA         SAIF    Not Avail.
WSBI       Warwick Community Bancorp       NASDAQ     Warwick            NY          4       12/23/97   BIF      Regular
WSFS       WSFS Financial Corp.            NASDAQ     Wilmington         DE          17      11/26/86   BIF      Regular
WSTR       WesterFed Financial Corp.       NASDAQ     Missoula           MT          34      01/10/94   SAIF     Regular
WVFC       WVS Financial Corp.             NASDAQ     Pittsburgh         PA          6       11/29/93   SAIF     Regular
WYNE       Wayne Bancorp Inc.              NASDAQ     Wayne              NJ          6       06/27/96   SAIF     Regular
YFCB       Yonkers Financial Corp.         NASDAQ     Yonkers            NY          5       04/18/96   SAIF     Regular
YFED       York Financial Corp.            NASDAQ     York               PA          22      02/01/84   SAIF     Regular
--------------------------------------------------------------------------------------------------------------------------

                                                                    Page 7 of 40
                                                                       Continued
Exhibit 7
Selected Data on all Public Thrifts

                                                Key Financial Data as of The Most Recent Quarter
                                        ----------------------------------------------------------------
                                            Total            Loans/   Loans/  Deposits/     Borrowings/
                                           Assets          Deposits  Assets   Assets         Assets
Ticker  Short Name                        ($000)            (%)       (%)      (%)             (%)
--------------------------------------  ----------------------------------------------------------------
WOFC   Western Ohio Financial Corp.         365,426          105      73.41   70.11           14.73
WRNB   Warren Bancorp Inc.                  372,529           76      66.41   87.41            0.78
WSB    Washington Savings Bank, FSB         265,742           52      45.84   88.78            2.01
WSBI   Warwick Community Bancorp            370,842           88      49.27   56.11           16.92
WSFS   WSFS Financial Corp.               1,534,551           98      49.26   50.43           42.26
WSTR   WesterFed Financial Corp.          1,023,174          105      66.04   63.00           24.03
WVFC   WVS Financial Corp.                  297,814           99      55.02   55.42           31.55
WYNE   Wayne Bancorp Inc.                   272,007           93      69.64   74.83           11.76
YFCB   Yonkers Financial Corp.              343,861           71      47.04   66.49           20.10
YFED   York Financial Corp.               1,217,774           96      83.31   86.83            2.24
                                        ----------------------------------------------------------------
        Average                           1,615,712        97.64      67.09   69.96           15.07

                                                                    Page 8 of 40
              Exhibit 7
 Selected Data on all Public Thrifts

                                                              Corporate
                                           -------------------------------------------------------------------------------------
                                                                                                       Deposit
                                                                                    Number            Insurance
                                                                                      of               Agency    Conversion
  Ticker           Short Name              Exchange       City           State    Offices    IPO Date (BIF/SAIF) Type
---------------------------------------    -------------------------------------------------------------------------------------
             Comparable Thrift Data
CSBF       CSB Financial Group Inc.        NASDAQ     Centralia          IL           2        10/09/95   SAIF     Regular
FLKY       First Lancaster Bancshares      NASDAQ     Lancaster          KY           1        07/01/96   SAIF     Regular
GLMR       Gilmer Financial Svcs, Inc.     NASDAQ     Gilmer             TX           1        02/09/95   SAIF     Regular
HBBI       Home Building Bancorp           NASDAQ     Washington         IN           2        02/08/95   SAIF     Regular
HWEN       Home Financial Bancorp          NASDAQ     Spencer            IN           1        07/02/96   SAIF     Regular
LONF       London Financial Corp.          NASDAQ     London             OH           1        04/01/96   SAIF     Regular
MBSP       Mitchell Bancorp Inc.           NASDAQ     Spruce Pine        NC           1        07/12/96   SAIF     Regular
PWBK       Pennwood Bancorp Inc.           NASDAQ     Pittsburgh         PA           3        07/15/96   SAIF     Regular
RELI       Reliance Bancshares Inc.        NASDAQ     Milwaukee          WI           1        04/19/96   SAIF     Regular
SCCB       S. Carolina Community Bancshrs  NASDAQ     Winnsboro          SC           3        07/07/94   SAIF     Regular
---------------------------------------    -----------------------------------------------------------------------------------------
           Average
           Median
           Maximum
           Minimum

           Farnsworth Bancorp, Inc.

           Variance to the Comparable Median

                                                                    Page 8 of 40
                                                                       Continued

                                                           Key  Financial Data as of The Most Recent Quarter
                                                        -------------------------------------------------------
                                                          Total        Loans/     Loans/  Deposits/ Borrowings/
                                                         Assets       Deposits    Assets  Assets      Assets
Ticker                   Short Name                       (000)          (%)       (%)      (%)          %
                  --------------------------------      -------------------------------------------------------
                       Comparable Thrift Data
CSBF              CSB Financial Group Inc.               47,983         75.83      57.68   76.06        0.00
FLKY              First Lancaster Bancshares             53,002        194.98      89.82   46.07       25.88
GLMR              Gilmer Financial Svcs, Inc.            42,171         81.48      56.24   69.02       20.27
HBBI              Home Building Bancorp                  42,430         90.16      68.17   75.61        9.43
HWEN              Home Financial Bancorp                 41,466        130.40      82.10   62.96       18.57
LONF              London Financial Corp.                 37,916         94.91      76.78   80.90        4.48
MBSP              Mitchell Bancorp Inc.                  36,931        133.45      76.80   57.55        0.00
PWBK              Pennwood Bancorp Inc.                  46,398         85.83      65.84   76.71        3.10
RELI              Reliance Bancshares Inc.               44,174        156.11      61.73   39.54        9.06
SCCB              S. Carolina Community Bancshrs         46,305         98.55      77.59   78.73        0.00
----------------------------------------------------   -------------------------------------------------------
                  Average                                43,878        114.17      71.28   66.32        9.08
                  Median                                 43,302         96.73      72.48   72.32        6.77
                  Maximum                                53,002        194.98      89.82   80.90       25.88
                  Minimum                                36,931         75.83      56.24   39.54        0.00

                  Farnsworth Bancorp, Inc.               38,685         78.71      73.10   93.29        0.00

                  Variance to the Comparable Median      (4,617)       (18.02)      0.63   20.97       (6.77)


          Exhibit 7
Selected Data on all Public Thrifts

                                                Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------
                                                                                       Total
                                                                                       Captial
                                                 Tangible            Regu-    Equity +  Risk
                                         Equity/   Tang    Assets/  Core Cap Reserves/ Adjusted
                                         Assets   Assets    Equity   Assets   Assets   Assets
Ticker        Short Name                   (%)      (%)               (%)     (%)      (%)
-------------------------------      -----------------------------------------------------------
%CAL    California Federal Bank            7.05      5.07    29.62    5.53     8.35   11.70
%CCMD   Chevy Chase Bank, FSB              5.94      4.96    17.27    6.52     7.59   12.18
AABC    Access Anytime Bancorp Inc.        8.09      8.09     0.00    7.28     8.56   15.50
ABBK    Abington Bancorp Inc.              6.29      5.75     9.15    5.46     6.74   11.87
ABCL    Alliance Bancorp                   8.59      8.50     1.13    7.39     8.94   15.51
ABCW    Anchor BanCorp Wisconsin           6.40      6.30     1.59    5.64     7.49   10.18
AFBC    Advance Financial Bancorp         14.09     14.09     0.00   14.20    14.40   21.90
AFCB    Affiliated Community Bancorp      10.17     10.12     0.47   10.00    10.94   19.34
AFED    AFSALA Bancorp Inc.               12.13     12.13     0.00   12.14    12.82   30.66
AHCI    Ambanc Holding Co.                11.69     11.69     0.00    8.80    12.45   22.06
AHM     H.F. Ahmanson & Co.                5.97      4.60    24.11    5.97     6.85   11.81
ALBC    Albion Banc Corp.                  8.54      8.54     0.00   NA        8.92   NA
ALBK    ALBANK Financial Corp.             8.97      7.16    21.79    8.26     9.70   14.16
ALLB    Alliance Bank (MHC)               10.72     10.72     0.00   10.77    11.3    26.24
AMFC    AMB Financial Corp.               14.10     14.10     0.00    9.37    14.51   17.70
ANA     Acadiana Bancshares Inc.          15.34     15.34     0.00   12.47    16.29   24.36
ANDB    Andover Bancorp Inc.               7.93      7.93     0.00    8.10     8.84   15.00
ANE     Alliance Bncp of New England       7.97      7.79     2.41    7.60     9.22   13.20
ASBI    Ameriana Bancorp                  11.64     11.45     1.85    9.96    11.94   18.39
ASBP    ASB Financial Corp.               15.20     15.20     0.00   12.66    15.9    27.13
ASFC    Astoria Financial Corp.            8.41      6.23    27.63    5.42     8.78   14.90
ATSB    AmTrust Capital Corp.             10.83     10.73     0.99   10.00    11.55   17.00
AVND    Avondale Financial Corp.           7.60      7.60     0.00    7.34     8.56   15.49
BANC    BankAtlantic Bancorp Inc.          6.15      5.21    16.19    9.81     7.00   16.18
BDJI    First Federal Bancorp.            10.90     10.90     0.00    9.90    11.28   19.67
BFD     BostonFed Bancorp Inc.             7.88      7.61     3.61   NA        8.57   NA
BFFC    Big Foot Financial Corp.          18.28     18.28     0.00   12.87    18.42   33.62
BFSB    Bedford Bancshares Inc.           13.29     13.29     0.00   11.82    13.77   24.07
BKC     American Bank of Connecticut       9.02      8.76     3.13    7.66     9.94   13.65
BKCT    Bancorp Connecticut Inc.          10.04     10.04     0.00    9.87    11.16   16.71
BKUNA   BankUnited Financial Corp.         4.64      4.08    12.55    9.02     4.78   18.94
BNKU    Bank United Corp.                  4.98      4.52     9.63    7.06     5.32   11.59
BPLS    Bank Plus Corp.                    4.40      4.04     8.47    5.47     5.53   11.69
BRKL    Brookline Bancorp (MHC)           33.22     33.22     0.00   34.80    34.74   NA
BTHL    Bethel Bancorp                     8.48      7.36    14.28    7.38     9.63   13.39
BVCC    Bay View Capital Corp.             7.28      4.78    36.01    6.34     8.19   11.12
BWFC    Bank West Financial Corp.         13.01     13.01     0.00   11.69    13.16   21.10
BYFC    Broadway Financial Corp.          10.56     10.56     0.00    8.52    11.40   14.65
BYS     Bay State Bancorp                 21.53     21.53     0.00   NA       22.38   NA
CAFI    Camco Financial Corp.              9.9       9.34     6.17    8.80    10.19   16.25
CAPS    Capital Savings Bancorp Inc.      10.13     10.13     0.00    8.76    10.48   17.81
CASB    Cascade Financial Corp.            6.98      6.98     0.00    6.94     7.92   11.81
CASH    First Midwest Financial Inc.      10.39      9.35    11.11    8.28    11.26   13.65
CATB    Catskill Financial Corp.          23.42     23.42     0.00   20.88    24.07   60.42
CAVB    Cavalry Bancorp Inc.              28.42     28.42     0.00   21.70    29.23   28.80
CBCI    Calumet Bancorp Inc.              17.49     17.49     0.00   10.72    18.68   17.49
CBES    CBES Bancorp Inc.                 14.23     14.23     0.00   11.75    14.72   14.32
CBK     Citizens First Financial Corp.    13.84     13.84     0.00   11.20    14.17   18.10
CBSA    Coastal Bancorp Inc.               3.73      3.23    13.80    5.69     4.02   11.82
CCFH    CCF Holding Co.                    8.09      8.09     0.00    7.24     8.60   11.67
CEBK    Central Co-operative Bank          9.82      8.97     9.58   NA       10.61   NA
CENB    Century Bancorp Inc.              17.75     17.75     0.00   17.75    18.29   44.73
CFB     Commercial Federal Corp.           6.91      6.10    12.59    6.71     7.58   13.51
CFCP    Coastal Financial Corp.            6.03      6.03     0.00    6.31     6.93   11.58
CFFC    Community Financial Corp.         13.63     13.58     0.44   11.68    14.2    17.45
CFKY    Columbia Financial of Kentucky    10.41     10.41     0.00   10.30    10.64   28.00
CFNC    Carolina Fincorp Inc.             22.35     22.35     0.00   15.10    22.7    28.63
CFSB    CFSB Bancorp Inc.                  7.72      7.72     0.00    7.45     8.29   13.46
CFTP    Community Federal Bancorp         23.61     23.61     0.00   20.64    23.85   51.03
CIBI    Community Investors Bancorp       10.99     10.99     0.00   10.39    11.49   19.86
CKFB    CKF Bancorp Inc.                  21.34     21.34     0.00   16.86    21.54   28.96
CLAS    Classic Bancshares Inc.           15.06     13.14    14.67   11.60    15.68   23.50
CMRN    Cameron Financial Corp            20.78     20.78     0.00   16.28    21.56   24.81
CMSB    Commonwealth Bancorp Inc.          9.13      7.43    20.09    6.50     9.50   13.30

                                                                    Page 9 of 40
                                                                       Continued

          Exhibit 7
Selected Data on all Public Thrifts

                                                                                             Profitability as of
                                             Asset Quality as of The Most Recent Quarter     The Most Recent Quarter
                                       ---------------------------------------------------  --------------------------



                                       NPLs/   Reserves/ NPAs/   NPAs/ Reserves/Reserves/   Return on     Return on
                                       Loans    NPLs    Assets  Equity   Loans   NPAs + 90   Avg Assets   Avg Equity
Ticker        Short Name               (%)      (%)     (%)      (%)     (%)      (%)          (%)           (%)
-------------------------------        ---------------------------------------------------   -------------------------
%CAL    California Federal Bank         1.05  187.89     0.95   13.44     1.97  137.83            1.08         14.75
%CCMD   Chevy Chase Bank, FSB           1.03  377.34     1.76   29.57     3.87   76.88            0.66         11.37
AABC    Access Anytime Bancorp Inc.     0.07   NM        0.14    1.72     0.77  335.63            1.46         18.17
ABBK    Abington Bancorp Inc.           0.14  520.00     0.13    2.14     0.72  310.69            0.87         12.67
ABCL    Alliance Bancorp                0.27  203.04     0.22    2.62     0.56  156.51            0.90          9.73
ABCW    Anchor BanCorp Wisconsin        0.27  492.40     0.68   10.62     1.34  160.68            1.05         16.20
AFBC    Advance Financial Bancorp       0.23  152.94     0.20    1.42     0.35   51.29            0.90          5.92
AFCB    Affiliated Community Bancorp    0.66  186.52     0.41    4.06     1.24  186.48            1.09         11.08
AFED    AFSALA Bancorp Inc.             0.73  199.30     0.37    3.06     1.46  185.39            0.76          5.85
AHCI    Ambanc Holding Co.              0.93  147.90     0.54    4.63     1.37  122.28            0.51          4.20
AHM     H.F. Ahmanson & Co.             2.70   48.85     2.14   35.87     1.32   41.19            0.88         16.89
ALBC    Albion Banc Corp.               0.74   67.74     0.55    6.47     0.50   67.74            0.48          5.60
ALBK    ALBANK Financial Corp.          0.88  118.45     0.72    8.07     1.05   78.98            1.16         12.79
ALLB    Alliance Bank (MHC)             0.57  176.68     1.23   11.52     1.02   41.98            0.79          7.02
AMFC    AMB Financial Corp.             0.39  132.82     0.33    2.36     0.52  122.66            1.02          6.94
ANA     Acadiana Bancshares Inc.        0.43  296.18     0.33    2.12     1.28  292.15            1.08          6.43
ANDB    Andover Bancorp Inc.            0.64  194.10     0.49    6.20     1.24  184.92            1.07         13.41
ANE     Alliance Bncp of New England    1.71  114.77     1.40   17.61     1.96   82.82            0.91         12.56
ASBI    Ameriana Bancorp                0.54   76.20     0.44    3.80     0.41   64.16            0.96          8.58
ASBP    ASB Financial Corp.             0.08   NM        0.05    0.36     1.03  513.38            0.95          6.12
ASFC    Astoria Financial Corp.         0.78  109.85     0.48    5.76     0.85   67.50            0.82         10.04
ATSB    AmTrust Capital Corp.           2.37   43.83     1.81   16.68     1.04   40.38            0.41          3.87
AVND    Avondale Financial Corp.        2.41   95.84     1.14   15.05     2.31   84.08           (0.77)        (9.13)
BANC    BankAtlantic Bancorp Inc.       0.95  118.12     0.97   15.82     1.12   72.73            0.91         15.43
BDJI    First Federal Bancorp.          0.36  221.32     0.17    1.61     0.81  161.48            0.68          6.40
BFD     BostonFed Bancorp Inc.          0.16  536.44     0.15    1.88     0.84  467.89            0.72          8.27
BFFC    Big Foot Financial Corp.        0.18  150.75     0.09    0.52     0.28  150.75            0.58          3.30
BFSB    Bedford Bancshares Inc.         -      NM        0       0.00     0.60  112.25            1.20          8.48
BKC     American Bank of Connecticut    3.39   45.46     2.28   25.33     1.54   40.39            1.34         15.97
BKCT    Bancorp Connecticut Inc.        1.03  200.41     0.74    7.39     2.06  151.22            1.43         13.85
BKUNA   BankUnited Financial Corp.      0.49   39.09     0.44    9.53     0.19   32.93            0.37          6.96
BNKU    Bank United Corp.               0.66   67.53     0.65   13.08     0.44   52.00            0.88         17.31
BPLS    Bank Plus Corp.                 2.03   81.95     1.64   37.24     1.66   69.52            0.31          6.83
BRKL    Brookline Bancorp (MHC)         0.50  455.72     0.62    1.87     2.30  245.94            1.95          9.50
BTHL    Bethel Bancorp                 NA      NA       NA      NA        1.48   NA               0.68          7.97
BVCC    Bay View Capital Corp.          0.35  345.10     0.37    5.11     1.22  244.94            0.37          5.78
BWFC    Bank West Financial Corp.       0.32   71.28     0.44    3.39     0.23   35.64            0.66          4.69
BYFC    Broadway Financial Corp.        0.98  102.95     1.22   11.54     1.01   69.07            0.52          4.80
BYS     Bay State Bancorp               1.00  110.27     0.77    3.58     1.1   110.27           (0.66)        (4.22)
CAFI    Camco Financial Corp.           0.45   77.87     0.50    5.06     0.35   43.07            1.25         13.02
CAPS    Capital Savings Bancorp Inc.    0.20  220.38     0.21    2.09     0.43   91.74            1.09         11.90
CASB    Cascade Financial Corp.         0.37  294.74     0.42    5.96     1.08  226.15            0.77         11.46
CASH    First Midwest Financial Inc.    1.17  120.33     1.11   10.64     1.40   78.58            0.59          5.36
CATB    Catskill Financial Corp.        0.50  296.88     0.29    1.26     1.49  219.08            1.34          5.37
CAVB    Cavalry Bancorp Inc.            0.02   NM        0.01    0.04     1.23   NM              NA            NA
CBCI    Calumet Bancorp Inc.            0.85  181.22     1.45    8.27     1.53   82.15            2.08         12.95
CBES    CBES Bancorp Inc.               0.56   96.93     0.53    3.73     0.54   92.07            1.03          6.24
CBK     Citizens First Financial Corp.  0.45   90.61     0.62    4.47     0.41   47.08            0.72          5.15
CBSA    Coastal Bancorp Inc.            0.98   65.52     0.57   15.23     0.64   50.93            0.49         14.01
CCFH    CCF Holding Co.                 0.54  123.98     0.41    5.08     0.67  123.98            0.14          1.51
CEBK    Central Co-operative Bank       0.58  185.68     0.42    4.30     1.08  185.68            0.82          8.11
CENB    Century Bancorp Inc.            0.50  164.62     0.37    2.10     0.82  144.73            1.32          4.63
CFB     Commercial Federal Corp.        0.82  108.43     0.83   12.05     0.88   79.52            0.81         12.79
CFCP    Coastal Financial Corp.         1.18  103.54     0.91   15.03     1.22   98.94            1.25         20.01
CFFC    Community Financial Corp.       0.32  203.68     0.44    3.25     0.65  129.75            1.07          7.85
CFKY    Columbia Financial of Kentucky NA      NA       NA      NA        0.49   NA              NA            NA
CFNC    Carolina Fincorp Inc.           0.22  226.37     0.15    0.69     0.49  226.37            0.93          4.07
CFSB    CFSB Bancorp Inc.               0.09  730.43     0.08    1.01     0.65  724.89            1.32         16.97
CFTP    Community Federal Bancorp       0.77   57.84     0.49    2.08     0.44   48.59            1.20          4.45
CIBI    Community Investors Bancorp     0.04   NM        0.05    0.45     0.61   89.73            0.95          8.17
CKFB    CKF Bancorp Inc.                -      NM        0.00    0.00     0.23   48.87            1.87          8.15
CLAS    Classic Bancshares Inc.         0.25  374.21     0.34    2.25     0.92  148.74            0.83          5.58
CMRN    Cameron Financial Corp          0.40  232.03     0.34    1.65     0.94   95.78            1.15          5.37
CMSB    Commonwealth Bancorp Inc.       0.62  101.78     0.42    4.56     0.64   90.64            0.68          7.24

          Exhibit 7
Selected Data on all Public Thrifts

                                                Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------
                                                                                       Total
                                                                                       Captial
                                                 Tangible            Regu-    Equity +  Risk
                                         Equity/   Tang    Assets/  Core Cap Reserves/ Adjusted
                                         Assets   Assets    Equity   Assets   Assets   Assets
Ticker        Short Name                   (%)      (%)               (%)     (%)      (%)
-------------------------------      -----------------------------------------------------------
CMSV    Community Savings Bnkshrs(MHC)    10.80     10.80     0.00    9.50    11.16   18.26
CNIT    CENIT Bancorp Inc.                 6.88      6.38     7.76   NA        7.39   NA
CNSB    CNS Bancorp Inc.                  24.68     24.68     0.00   19.90    25.09   40.31
CNY     Carver Bancorp Inc.                8.25      7.98     3.46   NA        8.91   NA
COFI    Charter One Financial              7.37      6.94     6.18    6.01     7.95   10.41
CONE    Conestoga Bancorp, Inc.           16.18     16.18     0.00   12.17    16.22   27.71
COOP    Cooperative Bankshares Inc.        7.64      7.64     0.00    7.64     7.90   14.89
CRSB    Crusader Holding Corp.            10.94     NA       NA      10.46    11.31   20.79
CRZY    Crazy Woman Creek Bancorp         23.58     23.58     0.00   18.56    24.03   47.34
CSBF    CSB Financial Group Inc.          23.14     22.12     5.66   22.35    23.52   47.75
CTZN    CitFed Bancorp Inc.                6.26      5.79     7.88    5.80     6.70   NA
CVAL    Chester Valley Bancorp Inc.        8.67      8.67     0.00    8.36     9.61   14.63
DCBI    Delphos Citizens Bancorp Inc.     24.96     24.96     0.00   12.40    25.06   25.20
DIBK    Dime Financial Corp.               8.11      7.93     2.40    8.13     9.28   21.79
DIME    Dime Community Bancorp Inc.       12.00     10.61    13.01    8.21    12.77   16.91
DME     Dime Bancorp Inc.                  5.90      4.88    18.16    5.86     6.40   11.10
DNFC    D & N Financial Corp.              5.44      5.40     0.85    6.53     6.02   11.68
DSL     Downey Financial Corp.             7.6       7.52     1.13    6.83     8.14   12.92
EBI     Equality Bancorp Inc.             11.18     11.18     0.00    9.60    11.31   25.90
EBSI    Eagle Bancshares                   7.83      7.83     0.00    5.91     8.50    9.08
EFBC    Empire Federal Bancorp Inc.       36.76     36.76     0.00   24.69    36.94   69.10
EFBI    Enterprise Federal Bancorp         9.96      9.73     2.48    6.80    10.15   13.40
EFC     EFC Bancorp Inc.                   7.33      7.33     0.00    8.41     7.59   15.08
EGLB    Eagle BancGroup Inc.              11.47     11.47     0.00    9.61    11.99   16.01
EMLD    Emerald Financial Corp.            8.26      8.16     1.25    7.94     8.54   12.38
EQSB    Equitable Federal Savings Bank     5.18      5.18     0.00    5.18    NA      12.05
ESBF    ESB Financial Corp.                7.2       6.47    10.76    6.69     7.71   19.20
ESBK    Elmira Savings Bank (The)          6.21      6.21     0.00    6.24     6.88   10.25
ESX     Essex Bancorp Inc.                 7.73      7.66     0.97    8.00     8.93   14.44
ETFS    East Texas Financial Services     17.43     17.43     0.00   14.90    17.62   39.00
FAB     FIRSTFED AMERICA BANCORP INC.      9.91      9.91     0.00    8.54    10.76   18.35
FBBC    First Bell Bancorp Inc.           11.22     11.22     0.00   10.92    11.33   23.53
FBCI    Fidelity Bancorp Inc.             10.79     10.77     0.16    9.22    10.88   19.61
FBCV    1ST Bancorp                        9.02      8.89     1.66    8.50     9.48   15.21
FBER    1st Bergen Bancorp                11.69     11.69     0.00   10.10    12.68   25.66
FBHC    Fort Bend Holding Corp.            6.77      6.37     6.25    7.40     7.30   15.16
FBNW    FirstBank Corp.                   16.35     16.35     0.00   11.56    16.96   18.05
FBSI    First Bancshares Inc.             13.42     12.93     4.24   10.43    13.72   15.86
FCB     Falmouth Bancorp Inc.             22.40     22.40     0.00   14.52    22.89   25.87
FCBF    FCB Financial Corp.               14.10     14.10     0.00   11.51    14.79   19.79
FCBH    Virginia Beach Fed. Financial      7.14      7.14     0.00    6.93     7.83   12.28
FCBK    First Coastal Bankshares           7.14      7.14     0.00    6.93     7.83   12.28
FCME    First Coastal Corp.               10.06     10.06     0.00    9.65    11.85   16.43
FDEF    First Defiance Financial          17.64     17.64     0.00   14.12    18.12   21.97
FED     FirstFed Financial Corp.           5.72      5.68     0.71    6.59     7.83   12.81
FESX    First Essex Bancorp Inc.           7.05      6.26    11.84    6.17     7.87   12.21
FFBA    First Colorado Bancorp Inc.       13.65     13.42     1.96   12.91    13.96   24.43
FFBH    First Federal Bancshares of AR    14.77     14.77     0.00   11.77    14.95   22.35
FFBI    First Financial Bancorp Inc.       9.23      9.23     0.00    8.67     9.87   15.38
FFBS    FFBS BanCorp Inc.                 16.71     16.71     0.00   14.04    17.13   26.11
FFBZ    First Federal Bancorp Inc.         7.62      7.61     0.09    6.75     8.63   11.27
FFCH    First Financial Holdings Inc.      6.36      6.36     0.00    6.58     7.01   10.93
FFDB    FirstFed Bancorp Inc.              9.69      8.97     8.17    8.91    10.34   17.01
FFDF    FFD Financial Corp.               22.28     22.28     0.00   NA       22.55   NA
FFED    Fidelity Federal Bancorp           6.78      6.78     0.00    8.67     9.11   13.26
FFES    First Federal of East Hartford     6.92      6.92     0.00    7.01     7.18   22.18
FFFD    North Central Bancshares Inc.     15.42     13.70    12.96   11.63    16.19   23.42
FFFL    Fidelity Bankshares Inc. (MHC)     6.70      6.51     3.02    8.70     6.95   17.70
FFHH    FSF Financial Corp.               10.40     10.40     0.00    8.90    10.63   16.20
FFHS    First Franklin Corp.               9.24      9.20     0.44    6.50     9.69   14.52
FFIC    Flushing Financial Corp.          12.72     12.29     3.85    9.39    13.33   20.52
FFKY    First Federal Financial Corp.     13.21     12.60     5.29   11.98    13.66   19.30
FFLC    FFLC Bancorp Inc.                 12.71     12.71     0.00   10.30    13.16   19.69
FFOH    Fidelity Financial of Ohio        12.06     10.83    11.44   10.27    12.36   19.01

                                                                   Page 10 of 40
                                                                       Continued


          Exhibit 7
Selected Data on all Public Thrifts

                                                                                                   Profitability as of
                                                  Asset Quality as of The Most Recent Quarter     The Most Recent Quarter
                                            ---------------------------------------------------  --------------------------



                                            NPLs/   Reserves/ NPAs/   NPAs/ Reserves/Reserves/   Return on     Return on
                                            Loans    NPLs    Assets  Equity   Loans   NPAs + 90   Avg Assets   Avg Equity
Ticker        Short Name                    (%)      (%)     (%)      (%)     (%)      (%)          (%)           (%)
-------------------------------            ------ ---------------------------------------------  --------------------------
CMSV    Community Savings Bnkshrs(MHC)       0.22  252.30     0.26    2.43     0.55  134.87            0.74          6.54
CNIT    CENIT Bancorp Inc.                   0.17  425.78     0.24    3.50     0.72  145.18            0.92         12.78
CNSB    CNS Bancorp Inc.                     0.14  422.34     0.10    0.39     0.59  422.34            0.90          3.66
CNY     Carver Bancorp Inc.                 NA      NA       NA      NA        1.04   NA               0.24          2.99
COFI    Charter One Financial                0.36  242.54     0.32    4.34     0.87  151.36            0.84         11.82
CONE    Conestoga Bancorp, Inc.              0.23   80.00     0.16    0.99     0.18   26.87            0.66          4.10
COOP    Cooperative Bankshares Inc.          -      NM        0.01    0.15     0.35  167.34            0.63          8.16
CRSB    Crusader Holding Corp.               0.85   52.10     0.72    6.54     0.44   52.10           NA            NA
CRZY    Crazy Woman Creek Bancorp            0.18  511.11     0.09    0.37     0.94  511.11            1.27          5.18
CSBF    CSB Financial Group Inc.            NA      NA       NA      NA        0.66   39.74            0.54          2.25
CTZN    CitFed Bancorp Inc.                  0.43  182.99     0.32    5.10     0.78  137.85            0.89         14.13
CVAL    Chester Valley Bancorp Inc.          0.31  390.28     0.24    2.8      1.21  390.28            1.03         11.92
DCBI    Delphos Citizens Bancorp Inc.        -      NM        0.00    0.00     0.12   17.75            1.52          5.60
DIBK    Dime Financial Corp.                 0.65  490.13     0.29    3.54     3.17  396.36            1.70         21.20
DIME    Dime Community Bancorp Inc.          0.73  186.44     0.48    3.99     1.36  159.03            0.85          6.32
DME     Dime Bancorp Inc.                    1.22   54.00     1.03   17.46     0.66   48.09            0.70         12.52
DNFC    D & N Financial Corp.                0.66  116.04     0.56   10.32     0.77  101.76            0.87         15.90
DSL     Downey Financial Corp.               0.72   82.37     0.85   11.15     0.59   63.98            0.86         12.06
EBI     Equality Bancorp Inc.                0.79   32.16     0.39    3.48     0.25   31.69            0.55          8.13
EBSI    Eagle Bancshares                     1.31   70.43     1.18   15.04     0.92   56.90            0.64          7.50
EFBC    Empire Federal Bancorp Inc.          -      NM        0.00    0.00     0.43   NM               1.47          3.98
EFBI    Enterprise Federal Bancorp           0.02   NM        0.01    0.10     0.29   NM               0.79          7.03
EFC     EFC Bancorp Inc.                     0.75   60.52     0.46    6.25     0.45   57.60            0.80          8.59
EGLB    Eagle BancGroup Inc.                 1.35   57.16     1.27   11.03     0.77   41.32            0.34          2.85
EMLD    Emerald Financial Corp.              0.33  111.83     0.33    4.03     0.37   73.95            1.09         13.92
EQSB    Equitable Federal Savings Bank      NA      NA        0.32    6.13    NA      NA               0.72         14.03
ESBF    ESB Financial Corp.                  1.10  125.21     0.44    6.08     1.37  116.49            0.69          8.69
ESBK    Elmira Savings Bank (The)            0.63  134.69     0.68   10.92     0.85   97.63            0.44          7.04
ESX     Essex Bancorp Inc.                   1.02  131.19     1.69   21.85     1.33   71.25           (0.11)        (1.44)
ETFS    East Texas Financial Services        0.53   72.39     0.41    2.35     0.38   47.58            0.60          3.35
FAB     FIRSTFED AMERICA BANCORP INC.        0.36  324.35     0.31    3.12     1.16  275.70            0.60          5.47
FBBC    First Bell Bancorp Inc.              0.07  190.41     0.07    0.63     0.13  156.05            1.08         10.44
FBCI    Fidelity Bancorp Inc.                0.18   65.64     0.29    2.65     0.12   33.82            0.21          2.01
FBCV    1ST Bancorp                          1.63   37.96     1.53   17.00     0.62   26.55            0.75          8.79
FBER    1st Bergen Bancorp                   2.19  108.32     0.95    8.15     2.38  104.08            0.75          5.41
FBHC    Fort Bend Holding Corp.              0.84  120.69     0.47    6.88     1.02  114.18            0.67         10.68
FBNW    FirstBank Corp.                      0.31  246.70     0.73    4.46     0.76   83.64            1.02          6.98
FBSI    First Bancshares Inc.                0.04  912.28     0.03    0.24     0.36   33.59            1.12          8.11
FCB     Falmouth Bancorp Inc.                0.07   NM        0.05    0.21     0.74   NM               1.04          4.31
FCBF    FCB Financial Corp.                  0.29  305.09     0.26    1.82     0.89  269.82            1.12          7.50
FCBH    Virginia Beach Fed. Financial        0.02   NM        0.53    7.36     0.93   51.28           NA            NA
FCBK    First Coastal Bankshares             0.02   NM        0.53    7.36     0.93   51.28            0.69          9.92
FCME    First Coastal Corp.                  0.48  513.52     0.43    4.28     2.48  358.51            0.86          8.80
FDEF    First Defiance Financial             0.28  221.69     0.31    1.74     0.62  158.28            0.94          4.77
FED     FirstFed Financial Corp.             0.93  287.87     0.89   15.62     2.68  236.92            0.63         12.26
FESX    First Essex Bancorp Inc.             0.76  195.05     0.54    7.63     1.49  152.35            0.84         11.55
FFBA    First Colorado Bancorp Inc.          0.22  188.75     0.18    1.29     0.41  176.16            1.30          9.85
FFBH    First Federal Bancshares of AR       0.32   74.51     0.85    5.77     0.24   21.71            0.99          6.60
FFBI    First Financial Bancorp Inc.         1.50   64.36     1.00   10.81     0.97   64.36            0.14          1.65
FFBS    FFBS BanCorp Inc.                    0.04   NM        0.03    0.17     0.59   72.88            1.41          7.42
FFBZ    First Federal Bancorp Inc.           0.54  220.08     0.46    6.05     1.18  219.63            0.90         11.81
FFCH    First Financial Holdings Inc.        0.71  113.23     1.25   19.71     0.80   51.68            0.89         14.17
FFDB    FirstFed Bancorp Inc.                0.92  103.21     0.99   10.19     0.95   45.57            0.96          9.89
FFDF    FFD Financial Corp.                  0.12  329.27     0.08    0.37     0.40  329.27            1.75          7.27
FFED    Fidelity Federal Bancorp             0.39  713.78     0.33    4.83     2.77  613.16           (0.34)        (5.30)
FFES    First Federal of East Hartford       1.18  111.50     0.25    3.57     1.32   85.02            0.58          8.71
FFFD    North Central Bancshares Inc.        0.08   NM        0.16    1.05     1.02  472.78            1.70          8.33
FFFL    Fidelity Bankshares Inc. (MHC)       0.38   94.99     0.32    4.83     0.36   75.42            0.67          8.49
FFHH    FSF Financial Corp.                  0.24  141.63     0.18    1.70     0.34  131.50            0.83          7.45
FFHS    First Franklin Corp.                 0.36  185.82     0.24    2.63     0.68   92.09            0.82          9.01
FFIC    Flushing Financial Corp.            NA      NA       NA      NA        1.04  199.94            0.92          6.59
FFKY    First Federal Financial Corp.        -      NM        0.05    0.38     0.52   94.14            1.63         11.99
FFLC    FFLC Bancorp Inc.                    0.24  228.96     0.31    2.40     0.56  147.07            0.97          7.25
FFOH    Fidelity Financial of Ohio           0.19  209.14     0.18    1.47     0.39  174.24            0.92          7.27

          Exhibit 7
Selected Data on all Public Thrifts

                                                Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------
                                                                                       Total
                                                                                       Captial
                                                 Tangible            Regu-    Equity +  Risk
                                         Equity/   Tang    Assets/  Core Cap Reserves/ Adjusted
                                         Assets   Assets    Equity   Assets   Assets   Assets
Ticker        Short Name                   (%)      (%)               (%)     (%)      (%)
-------------------------------      -----------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.      6.53      6.40     2.16    7.55     6.89   16.72
FFSL    First Independence Corp.           9.28      9.28     0.00    7.93     9.81   18.17
FFSX    First Fed SB of Siouxland(MHC)     7.21      5.79    20.85    5.80     7.65   12.09
FFWC    FFW Corp.                          9.58      8.86     8.25    6.81     9.96   12.01
FFWD    Wood Bancorp Inc.                 13.20     13.20     0.00    9.93    13.59   15.62
FFYF    FFY Financial Corp.               13.10     13.10     0.00    9.00    13.53   16.23
FGHC    First Georgia Holding Inc.         8.10      7.58     6.85    8.04     8.73   10.02
FIBC    Financial Bancorp Inc.             9.04      9.00     0.42    6.83     9.56   17.60
FISB    First Indiana Corp.                9.26      9.17     1.11    8.01    10.69   11.72
FKFS    First Keystone Financial           6.67      6.67     0.00    8.50     7.13   20.75
FKKY    Frankfort First Bancorp Inc.      16.96     16.96     0.00   17.54    17.03   33.95
FLAG    FLAG Financial Corp.               8.62      8.62     0.00    7.91     9.52   12.69
FLFC    First Liberty Financial Corp.      7.35      6.77     8.57    6.71     8.30   10.51
FLGS    Flagstar Bancorp Inc.              5.21      5.05     3.14    7.05     5.48   13.47
FLKY    First Lancaster Bancshares        26.65     26.65     0.00   26.26    26.97   36.82
FMBD    First Mutual Bancorp Inc.         14.15     11.32    22.57   19.39    14.52   20.05
FMCO    FMS Financial Corp.                5.95      5.89     0.99    6.72     6.43   15.56
FMSB    First Mutual Savings Bank          6.88      6.88     0.00    7.04     7.93   11.29
FNGB    First Northern Capital Corp.      11.10     11.10     0.00    9.70    11.58   15.97
FOBC    Fed One Bancorp                   11.24     10.84     3.99   10.03    11.65   25.06
FPRY    First Financial Bancorp            6.35      6.35     0.00    6.20     7.00   10.80
FSBI    Fidelity Bancorp Inc.              6.84      6.84     0.00    9.02     7.36   18.46
FSFF    First SecurityFed Financial       28.92     28.86     0.29   20.50    29.51   44.06
FSLA    First Source Bancorp Inc.          8.92      8.25     8.24    8.18     9.47   21.20
FSNJ    Bayonne Bancshares Inc.           15.75     15.75     0.00   12.17    16.24   34.91
FSPG    First Home Bancorp Inc.            6.99      6.91     1.28    6.69     7.66   17.18
FSPT    FirstSpartan Financial Corp.      26.29     26.29     0.00   19.06    26.70   30.94
FSSB    First FS&LA of San Bernardino      4.33      4.18     3.63    4.29     5.38    8.52
FSTC    First Citizens Corp.              10.09      8.24    20.03    8.20    11.20   12.56
FTF     Texarkana First Financial Corp    15.22     15.22     0.00   15.19    15.83   26.17
FTFC    First Federal Capital Corp.        7.17      6.83     5.12    6.34     7.65   12.48
FTNB    Fulton Bancorp Inc.               23.37     23.37     0.00   16.60    24.25   29.90
FTSB    Fort Thomas Financial Corp.       15.77     15.77     0.00   15.06    16.21   24.13
FWWB    First SB of Washington Bancorp    13.38     12.51     7.39   12.63    14.03   23.03
GAF     GA Financial Inc.                 14.01     13.90     0.92   12.24    14.18   32.54
GBNK    Gaston Federal Bancorp (MHC)       7.53      7.53     0.00   NA        7.96   NA
GDW     Golden West Financial              7.10      7.10     0.00    6.76     7.69   13.66
GFCO    Glenway Financial Corp.            9.57      9.49     0.91    8.70     9.92   13.40
GFED    Guaranty Federal Bcshs Inc.       28.34     28.34     0.00   27.69    29.23   46.79
GLMR    Gilmer Financial Svcs, Inc.        9.02      9.02     0.00    8.80     9.75   19.20
GOSB    GSB Financial Corp.               28.15     28.15     0.00   19.68    28.29   39.70
GPT     GreenPoint Financial Corp.         9.67      5.64    44.21    7.32    10.50   16.03
GSB     Golden State Bancorp Inc.          7.00      6.46     8.30    6.24     7.92   12.27
GSBC    Great Southern Bancorp Inc.        8.20      8.14     0.76    6.97    10.16   10.57
GSFC    Green Street Financial Corp.      35.79     35.79     0.00   35.79    35.93   79.99
GSLA    GS Financial Corp.                41.62     41.62     0.00   34.17    41.95   79.59
GTPS    Great American Bancorp            18.33     18.33     0.00   NA       18.70   NA
GUPB    GFSB Bancorp Inc.                 12.33     12.33     0.00   NA       12.65   NA
HALL    Hallmark Capital Corp.             7.68      7.68     0.00    7.05     8.21   12.51
HARB    Harbor Florida Bancshares Inc.    19.82     19.64     1.15   13.68    20.76   27.89
HARL    Harleysville Savings Bank          6.67      6.67     0.00    6.67     7.21   14.48
HARS    Harris Financial Inc. (MHC)        8.13      7.36    10.23    6.90     8.53   13.10
HAVN    Haven Bancorp Inc.                 5.65      5.64     0.26    6.41     6.29   14.01
HBBI    Home Building Bancorp             14.06     14.06     0.00   10.77    14.26   21.56
HBEI    Home Bancorp of Elgin Inc.        25.93     25.93     0.00   20.15    26.22   36.77
HBFW    Home Bancorp                      12.03     12.03     0.00    9.72    12.43   20.11
HBNK    Highland Bancorp Inc.              7.84      7.84     0.00    7.13     9.48   11.04
HBS     Haywood Bancshares Inc.           14.85     14.45     3.16   14.22    15.34   28.67
HBSC    Heritage Bancorp Inc.              9.42      9.42     0.00    8.87     9.65   20.86
HCBB    HCB Bancshares Inc.               18.65     18.12     3.49   13.80    19.38   29.80
HCBC    High Country Bancorp Inc.         19.56     19.56     0.00   14.00    20.32   23.33
HCFC    Home City Financial Corp.         18.58     18.58     0.00   13.88    19.18   22.87
HEMT    HF Bancorp Inc.                    7.86      6.75    15.17    6.16     8.42   16.08
HFBC    HopFed Bancorp Inc.               25.98     25.98     0.00   15.60    26.09   44.30

                                                                   Page 11 of 40
                                                                       Continued

          Exhibit 7
Selected Data on all Public Thrifts

                                                                                                  Profitability as of
                                                 Asset Quality as of The Most Recent Quarter     The Most Recent Quarter
                                         -----------------------------------------------------  --------------------------



                                           NPLs/   Reserves/ NPAs/   NPAs/ Reserves/Reserves/   Return on     Return on
                                           Loans    NPLs    Assets  Equity   Loans   NPAs + 90   Avg Assets   Avg Equity
Ticker        Short Name                   (%)      (%)     (%)      (%)     (%)      (%)          (%)           (%)
-------------------------------         ------------------------------------------------------  --------------------------
FFPB    First Palm Beach Bancorp Inc.       0.70   87.12     0.55    8.42     0.61   62.53            0.53          8.16
FFSL    First Independence Corp.            0.72  105.47     0.51    5.51     0.76  102.98            0.66          6.56
FFSX    First Fed SB of Siouxland(MHC)      0.43  143.68     0.34    4.65     0.61  122.22            0.71          8.23
FFWC    FFW Corp.                           0.32  175.58     0.33    3.49     0.57  113.70            1.00         10.41
FFWD    Wood Bancorp Inc.                   -      NM        0.02    0.14     0.46  110.31            1.43         11.30
FFYF    FFY Financial Corp.                 0.68   88.16     0.53    4.06     0.60   81.15            1.28          9.40
FGHC    First Georgia Holding Inc.          1.72   42.12     1.64   20.25     0.72   38.60            1.12         13.57
FIBC    Financial Bancorp Inc.              1.56   59.59     2.19   24.27     0.93   23.74            0.95         10.27
FISB    First Indiana Corp.                 1.37  123.81     1.38   14.91     1.70  103.15            1.17         12.10
FKFS    First Keystone Financial            1.54   57.73     1.34   20.06     0.89   34.27            0.78         11.30
FKKY    Frankfort First Bancorp Inc.        -      NM        0.00    0.00     0.08   63.29            0.25          1.30
FLAG    FLAG Financial Corp.                1.17  110.87     0.95   11.00     1.30   91.47            0.91         10.18
FLFC    First Liberty Financial Corp.       0.79  175.37     0.82   11.18     1.38  114.75            0.78         10.36
FLGS    Flagstar Bancorp Inc.               1.88   16.41     2.32   44.50     0.31   11.78            1.31         21.11
FLKY    First Lancaster Bancshares          1.28   27.91     1.7     6.37     0.36   18.91            1.04          3.46
FMBD    First Mutual Bancorp Inc.           0.20  241.43     0.24    1.67     0.47   85.81            0.32          2.38
FMCO    FMS Financial Corp.                 1.17   90.47     0.70   11.77     1.05   68.15            0.91         14.32
FMSB    First Mutual Savings Bank           -      NM        0.04    0.58     1.23  714.97            1.05         15.46
FNGB    First Northern Capital Corp.        0.10  549.24     0.12    1.07     0.54  405.46            0.96          8.61
FOBC    Fed One Bancorp                     0.27  335.25     0.13    1.14     0.90  141.57            0.86          7.78
FPRY    First Financial Bancorp            NA      NA       NA      NA        0.84   NA               0.57          8.95
FSBI    Fidelity Bancorp Inc.               0.15  704.67     0.08    1.17     1.05  658.57            0.74         10.89
FSFF    First SecurityFed Financial         -      NM        0.00    0.01     0.96  158.47           NA            NA
FSLA    First Source Bancorp Inc.           0.51  204.99     0.44    4.92     1.04  115.69            0.96         10.14
FSNJ    Bayonne Bancshares Inc.             2.09   60.45     0.90    5.71     1.27   48.09            0.45          4.04
FSPG    First Home Bancorp Inc.             1.41   92.12     0.77   10.98     1.30   82.62            0.88         12.99
FSPT    FirstSpartan Financial Corp.        0.38  129.35     0.32    1.22     0.49  115.67            1.34          6.31
FSSB    First FS&LA of San Bernardino       1.43  102.26     2.31   53.29     1.47   45.41           (1.18)       (24.70)
FSTC    First Citizens Corp.                1.45  100.93     1.12   11.11     1.46   99.21            1.88         19.41
FTF     Texarkana First Financial Corp      -      NM        0.08    0.52     0.76  267.38            1.75         11.36
FTFC    First Federal Capital Corp.         0.19  319.35     0.21    2.93     0.61  229.95            1.18         17.51
FTNB    Fulton Bancorp Inc.                 0.62  169.72     0.70    2.99     1.06  126.01            1.23          5.03
FTSB    Fort Thomas Financial Corp.         2.45   19.86     2.22   14.05     0.49   19.86            1.23          7.72
FWWB    First SB of Washington Bancorp      0.11  914.11     0.19    1.42     0.97  263.53            1.21          8.47
GAF     GA Financial Inc.                   0.52   81.02     0.21    1.53     0.42   81.02            1.09          7.36
GBNK    Gaston Federal Bancorp (MHC)        0.50  181.70     0.32    4.29     0.92  134.01           NA            NA
GDW     Golden West Financial               1.09   66.25     1.02   14.41     0.72   58.45            0.95         14.38
GFCO    Glenway Financial Corp.             0.20  200.19     0.19    1.98     0.41  184.71            0.86          9.12
GFED    Guaranty Federal Bcshs Inc.         0.63  180.56     0.59    2.07     1.14  152.53            1.14          7.04
GLMR    Gilmer Financial Svcs, Inc.         2.51   51.93     1.65   18.25     1.3    44.52            0.06          0.59
GOSB    GSB Financial Corp.                 0.16  147.83     0.1     0.34     0.24  147.83            0.71          3.47
GPT     GreenPoint Financial Corp.          3.78   32.23     2.73   28.27     1.22   30.41            1.08         10.90
GSB     Golden State Bancorp Inc.           1.03  119.1      0.99   14.15     1.22   92.79            0.71         10.78
GSBC    Great Southern Bancorp Inc.         1.11  216.32     1.51   18.47     2.39  129.74            1.90         22.18
GSFC    Green Street Financial Corp.        0.21   94.10     0.18    0.51     0.19   78.95            1.60          4.48
GSLA    GS Financial Corp.                  -      NM        0.00    0.00     0.77  264.81            1.47          3.37
GTPS    Great American Bancorp             NA      NA       NA      NA        0.48  346.45            0.66          3.24
GUPB    GFSB Bancorp Inc.                   0.61   88.29     0.37    2.98     0.54   86.67            0.90          6.67
HALL    Hallmark Capital Corp.              0.37  210.74     0.25    3.29     0.78  197.24            0.67          9.08
HARB    Harbor Florida Bancshares Inc.      0.36  369.33     0.47    2.36     1.33  198.97            1.26         13.92
HARL    Harleysville Savings Bank           -      NM        0.00    0.02     0.79   NM               1.01         15.28
HARS    Harris Financial Inc. (MHC)         0.87  112.94     0.66    8.09     0.99   60.87            0.89         11.02
HAVN    Haven Bancorp Inc.                  0.91  119.05     0.57   10.06     1.08  112.56            0.53          9.04
HBBI    Home Building Bancorp               0.99   29.02     0.67    4.79     0.29   29.02            0.75          5.70
HBEI    Home Bancorp of Elgin Inc.          0.30  121.49     0.32    1.23     0.36   93.09            0.69          2.58
HBFW    Home Bancorp                        -      NM        0.00    0.00     0.45  463.00            0.86          6.74
HBNK    Highland Bancorp Inc.               2.07   99.89     1.95   24.90     2.06   84.08            1.29         17.12
HBS     Haywood Bancshares Inc.             0.49  133.33     0.37    2.50     0.65  131.68            1.45         10.19
HBSC    Heritage Bancorp Inc.              NA      NA       NA      NA        0.38   NA              NA            NA
HCBB    HCB Bancshares Inc.                 0.44  323.01     0.23    1.24     1.42  316.88            0.30          1.92
HCBC    High Country Bancorp Inc.           0.56  167.06     0.45    2.32     0.94  167.06            0.38          3.22
HCFC    Home City Financial Corp.           0.73   90.76     0.65    3.51     0.66   90.76           NA            NA
HEMT    HF Bancorp Inc.                     1.32   76.16     0.95   12.06     1      59.24           (0.05)        (0.57)
HFBC    HopFed Bancorp Inc.                 -      NM        0.02    0.07     0.23   70.97            1.09          9.26

          Exhibit 7
Selected Data on all Public Thrifts


                                                Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------
                                                                                       Total
                                                                                       Captial
                                                 Tangible            Regu-    Equity +  Risk
                                         Equity/   Tang    Assets/  Core Cap Reserves/ Adjusted
                                         Assets   Assets    Equity   Assets   Assets   Assets
Ticker        Short Name                   (%)      (%)               (%)     (%)      (%)
-------------------------------      -----------------------------------------------------------
HFFB    Harrodsburg First Fin Bancorp     26.46     26.46     0.00   22.90    26.81   43.20
HFFC    HF Financial Corp.                 9.72      9.72     0.00    7.63    10.69   12.82
HFGI    Harrington Financial Group         4.42      4.42     0.00    6.15     4.46   23.75
HFNC    HFNC Financial Corp.              17.24     17.24     0.00   15.42    17.97   29.36
HFSA    Hardin Bancorp Inc.               11.13     11.13     0.00   10.22    11.33   26.89
HFWA    Heritage Financial Corp.          28.80     28.80     0.00   27.74    29.68   46.91
HHFC    Harvest Home Financial Corp.      11.34     11.34     0.00   NA       11.48   NA
HIFS    Hingham Instit. for Savings        9.47      9.47     0.00    9.72    10.17   15.54
HLFC    Home Loan Financial Corp.         38.95     38.95     0.00   25.20    39.20   49.20
HMLK    Hemlock Federal Financial Corp    16.19     16.19     0.00   NA       16.6    NA
HMNF    HMN Financial Inc.                11.60     10.88     7.01    6.54    11.99   14.85
HOMF    Home Federal Bancorp               9.20      8.97     2.66    8.28     9.76   11.98
HPBC    Home Port Bancorp Inc.             9.78      9.78     0.00    9.77    11.04   17.05
HRBF    Harbor Federal Bancorp Inc.       12.69     12.69     0.00    9.69    12.90   22.07
HRZB    Horizon Financial Corp.           15.33     15.33     0.00   15.33    15.99   28.46
HTHR    Hawthorne Financial Corp.          4.25      4.25     0.00    7.45     5.60   11.45
HWEN    Home Financial Bancorp            18.00     18.00     0.00   15.30    18.70   26.30
HZFS    Horizon Financial Svcs Corp.       9.11      9.11     0.00    7.13     9.53   13.25
IBSF    IBS Financial Corp.               17.35     17.35     0.00   17.23    17.5    59.91
ICBC    Independence Comm. Bank Corp.      8.67      7.28    17.35    7.30     9.55   11.90
IFSB    Independence Federal Svgs Bank     7.21      6.57     9.54    6.30     7.45   16.50
INBI    Industrial Bancorp Inc.           16.48     16.48     0.00   10.06    16.95   19.27
IPSW    Ipswich Savings Bank               5.28      5.28     0.00    5.39     6.00   10.60
ITLA    ITLA Capital Corp.                10.18     10.15     0.30   10.07    11.53   12.84
IWBK    InterWest Bancorp Inc.             6.76      6.66     1.54    6.91     7.20   14.47
JOAC    Joachim Bancorp Inc.              28.91     28.91     0.00   24.20    29.13   48.40
JSB     JSB Financial Inc.                23.81     23.81     0.00   NA       24.19   NA
JSBA    Jefferson Savings Bancorp          9.56      7.82    19.79    7.91    10.21   14.95
JXSB    Jacksonville Savings Bk (MHC)     10.38     10.38     0.00   10.60    10.84   15.40
JXVL    Jacksonville Bancorp Inc.         14.73     14.73     0.00   14.04    15.22   26.89
KFBI    Klamath First Bancorp             15.01     13.95     8.21   11.05    15.16   22.86
KNK     Kankakee Bancorp Inc.              9.65      8.16    16.80    6.79    10.27   13.27
KSAV    KS Bancorp Inc.                   12.81     12.81     0.02   NA       13.10   12.03
KSBK    KSB Bancorp Inc.                   7.78      6.84    13.05    7.25     8.66   10.95
KYF     Kentucky First Bancorp Inc.       17.03     17.03     0.00   14.40    17.50   26.10
LARK    Landmark Bancshares Inc.          14.11     14.11     0.00   11.25    14.58   22.71
LARL    Laurel Capital Group Inc.         10.63     10.63     0.00   10.36    11.48   21.71
LFBI    Little Falls Bancorp Inc.         10.20      9.50     7.63    7.67    10.54   16.77
LFCO    Life Financial Corp.              15.12     15.12     0.00    7.67    16.19   12.20
LFED    Leeds Federal Bankshares (MHC)    16.49     16.49     0.00   16.00    16.67   32.54
LISB    Long Island Bancorp Inc.           8.95      8.88     0.86    7.37     9.49   15.59
LO      Local Financial Corp.              3.91      3.82     2.34    8.27     4.34   18.01
LOGN    Logansport Financial Corp.        18.86     18.86     0.00   18.76    19.13   35.04
LONF    London Financial Corp.            13.76     13.76     0.00   16.00    14.24   31.48
LSBI    LSB Financial Corp.                8.41      8.41     0.00    7.82     9.11   11.85
LSBX    Lawrence Savings Bank             11.14     11.14     0.00    9.93    12.00   18.32
LVSB    Lakeview Financial Corp.           9.65      8.06    17.96    7.90    10.38   14.00
LXMO    Lexington B&L Financial Corp.     18.01     17.09     6.16   21.90    18.65   41.80
MAFB    MAF Bancorp Inc.                   7.74      6.93    11.30    6.86     8.19   14.01
MARN    Marion Capital Holdings           20.55     20.21     2.10   18.50    21.61   28.60
MASB    MASSBANK Corp.                    11.52     11.38     1.37   10.39    11.77   35.67
MBBC    Monterey Bay Bancorp Inc.         11.68     11.01     6.48    9.63    12.13   17.17
MBLF    MBLA Financial Corp.              13.50     13.50     0.00   12.71    13.82   32.18
MBSP    Mitchell Bancorp Inc.             39.31     39.31     0.00   32.30    39.84   59.90
MCBN    Mid-Coast Bancorp Inc.             8.48      8.48     0.00    8.15     9.03   14.83
MDBK    Medford Bancorp Inc.               9.24      8.77     5.49    8.65     9.84   15.83
MECH    MECH Financial Inc.                9.59      9.59     0.00    9.57    11.03   16.96
METF    Metropolitan Financial Corp.       3.86      3.58     7.64    5.40     4.46    8.35
MFBC    MFB Corp.                         11.77     11.77     0.00   10.61    11.91   21.18
MFFC    Milton Federal Financial Corp.    11.35     11.35     0.00    9.91    11.59   20.96
MFLR    Mayflower Co-operative Bank        9.75      9.62     1.52    9.75    10.62   15.55
MFSL    Maryland Federal Bancorp           8.76      8.69     0.95    8.24     9.16   16.53
MIFC    Mid-Iowa Financial Corp.           8.85      8.84     0.09    7.20     9.05   18.41
MIVI    Mississippi View Holding Co.      18.18     18.18     0.00   16.36    19.44   33.09

                                                                   Page 12 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                                                                                     Profitability as of
                                                    Asset Quality as of The Most Recent Quarter     The Most Recent Quarter
                                              ---------------------------------------------------  --------------------------



                                              NPLs/   Reserves/ NPAs/   NPAs/ Reserves/Reserves/   Return on     Return on
                                              Loans    NPLs    Assets  Equity   Loans   NPAs + 90   Avg Assets   Avg Equity
Ticker        Short Name                      (%)      (%)     (%)      (%)     (%)      (%)          (%)           (%)
-------------------------------              ---------------------------------------------------   -------------------------
HFFB    Harrodsburg First Fin Bancorp          -      NM        0       0.00     0.45   79.96            1.36          5.07
HFFC    HF Financial Corp.                     0.46  275.02     0.44    4.55     1.26  196.91            1.08         11.44
HFGI    Harrington Financial Group             0.22   70.53     0.16    3.71     0.16   23.48           (0.02)        (0.35)
HFNC    HFNC Financial Corp.                   0.58  153.22     0.73    4.26     0.89   98.43            1.35          7.37
HFSA    Hardin Bancorp Inc.                    0.37  110.22     0.19    1.67     0.40  110.22            0.83          6.52
HFWA    Heritage Financial Corp.               0.13  966.67     0.12    0.40     1.28  761.93           NA            NA
HHFC    Harvest Home Financial Corp.           0.47   56.81     0.23    2.07     0.27   56.81            0.62          5.39
HIFS    Hingham Instit. for Savings            0.54  166.84     0.42    4.38     0.89  166.84            1.26         13.04
HLFC    Home Loan Financial Corp.              -      NM        0.00    0.00     0.36   56.90            1.31          6.28
HMLK    Hemlock Federal Financial Corp         0.54  175.34     0.23    1.43     0.94  175.34            1.00          5.55
HMNF    HMN Financial Inc.                     0.09  711.59     0.07    0.57     0.61  327.35            0.95          6.94
HOMF    Home Federal Bancorp                   0.61  111.01     0.53    5.73     0.68  107.55            1.44         16.58
HPBC    Home Port Bancorp Inc.                 -      NM        0       0        1.49  430.57            1.47         14.05
HRBF    Harbor Federal Bancorp Inc.            0.66   50.26     0.42    3.33     0.33   50.26            0.75          5.86
HRZB    Horizon Financial Corp.                0.01   NM        0.01    0.06     0.83   NM               1.55         10.13
HTHR    Hawthorne Financial Corp.              5.88   24.85     6.04  142.05     1.46   22.28            1.11         21.01
HWEN    Home Financial Bancorp                 1.06   81.67     1.32    7.36     0.86   53.55            0.93          5.32
HZFS    Horizon Financial Svcs Corp.           1.49   46.06     0.92   10.11     0.69   45.20            0.91          9.15
IBSF    IBS Financial Corp.                    0.30  156.87     0.09    0.53     0.47  156.87            0.82          4.67
ICBC    Independence Comm. Bank Corp.          0.40  307.47     0.29    3.38     1.24  126.32           NA            NA
IFSB    Independence Federal Svgs Bank        NA      NA       NA      NA        0.40   16.50            0.78         11.10
INBI    Industrial Bancorp Inc.                0.19  288.47     0.17    1.01     0.54  188.24            1.48          8.63
IPSW    Ipswich Savings Bank                   0.53  167.68     0.79   15.01     0.89   90.70            1.24         22.54
ITLA    ITLA Capital Corp.                     1.08  151.47     1.31   12.91     1.63  102.95            1.45         13.54
IWBK    InterWest Bancorp Inc.                 0.55  137.69     0.66    9.82     0.76   66.76            1.03         15.51
JOAC    Joachim Bancorp Inc.                   0.29  102.74     0.21    0.74     0.30   89.29            0.75          2.62
JSB     JSB Financial Inc.                    NA      NA       NA      NA        0.56   NA               2.49         10.72
JSBA    Jefferson Savings Bancorp              0.22  408.14     0.66    6.94     0.88   96.80            0.78          8.67
JXSB    Jacksonville Savings Bk (MHC)          0.86   70.52     0.84    8.14     0.61   54.02            0.58          5.61
JXVL    Jacksonville Bancorp Inc.              0.62  103.02     0.75    5.07     0.64   65.39            1.45          9.83
KFBI    Klamath First Bancorp                  0.03  765.13     0.02    0.13     0.25  765.13            0.95          5.84
KNK     Kankakee Bancorp Inc.                  0.52  186.95     0.70    7.22     0.98   55.72            0.86          8.00
KSAV    KS Bancorp Inc.                        0.53   64.74     0.44    3.44     0.34   64.74            1.09          8.37
KSBK    KSB Bancorp Inc.                       1.54   71.53     1.44   18.51     1.10   NA               1.10         14.90
KYF     Kentucky First Bancorp Inc.            0.06   NM        0.04    0.23     0.76  263.19            1.13          6.74
LARK    Landmark Bancshares Inc.               0.11  592.78     0.09    0.61     0.63  217.31            1.09          7.74
LARL    Laurel Capital Group Inc.              0.37  333.58     0.37    3.52     1.24  226.91            1.43         13.78
LFBI    Little Falls Bancorp Inc.              0.64  126.6      0.43    4.25     0.81   78.51            0.58          4.85
LFCO    Life Financial Corp.                   3.31   53.14     2.43   16.09     1.76   43.86            4.57         33.62
LFED    Leeds Federal Bankshares (MHC)         0.05  560.82     0.03    0.20     0.29  560.82            1.19          7.22
LISB    Long Island Bancorp Inc.               1.26   71.90     0.86    9.63     0.91   62.70            0.88          9.63
LO      Local Financial Corp.                  0.34  325.97     0.46   11.84     1.12   90.97           (0.98)       (28.77)
LOGN    Logansport Financial Corp.             0.55   66.12     0.57    3.04     0.37   46.97            1.49          7.79
LONF    London Financial Corp.                 0.26  238.16     0.20    1.46     0.62  238.16            1.08          5.62
LSBI    LSB Financial Corp.                    1.97   41.16     1.69   20.07     0.81   41.16            0.81          9.46
LSBX    Lawrence Savings Bank                  0.45  395.62     0.40    3.56     1.79  218.48            2.46         25.76
LVSB    Lakeview Financial Corp.               1.74   81.82     1.27   13.11     1.42   57.56            1.43         13.46
LXMO    Lexington B&L Financial Corp.          0.53  179.04     0.44    2.44     0.95  135.29            0.97          4.21
MAFB    MAF Bancorp Inc.                       0.35  158.69     0.48    6.15     0.56   80.77            1.12         14.40
MARN    Marion Capital Holdings                1.07  117.75     1       4.85     1.26  106.41            1.33          6.14
MASB    MASSBANK Corp.                         0.56  152.27     0.17    1.46     0.86  152.27            1.15         10.55
MBBC    Monterey Bay Bancorp Inc.              0.44  153.01     0.35    2.96     0.67  131.09            0.42          3.76
MBLF    MBLA Financial Corp.                   0.85   59.37     0.55    4.06     0.50   59.37            0.87          6.79
MBSP    Mitchell Bancorp Inc.                  0.81   84.35     1.56    3.96     0.68   33.74            1.43          3.50
MCBN    Mid-Coast Bancorp Inc.                 0.44  154.22     0.47    5.52     0.68   95.07            0.78          9.04
MDBK    Medford Bancorp Inc.                   0.24  498.97     0.13    1.36     1.17  481.96            1.07         11.95
MECH    MECH Financial Inc.                    0.69  329.02     0.56    5.82     2.28  258.21            1.56         15.50
METF    Metropolitan Financial Corp.           0.94   83.48     0.88   22.72     0.78   64.73            0.75         18.99
MFBC    MFB Corp.                              -      NM        0.00    0.00     0.18  645.16            0.85          6.50
MFFC    Milton Federal Financial Corp.         0.13  270.50     0.09    0.78     0.36   85.06            0.68          5.42
MFLR    Mayflower Co-operative Bank            1.12  132.79     0.65    6.68     1.49  124.95            1.11         11.51
MFSL    Maryland Federal Bancorp               0.58   82.25     0.6     6.79     0.48   60.9             0.75          8.74
MIFC    Mid-Iowa Financial Corp.               0.02   NM        0.07    0.80     0.41  275.00            1.17         12.62
MIVI    Mississippi View Holding Co.           0.65  290.24     0.43    2.38     1.90  225.65            1.08          6.37

          Exhibit 7
Selected Data on all Public Thrifts

                                                Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------
                                                                                       Total
                                                                                       Captial
                                                 Tangible            Regu-    Equity +  Risk
                                         Equity/   Tang    Assets/  Core Cap Reserves/ Adjusted
                                         Assets   Assets    Equity   Assets   Assets   Assets
Ticker        Short Name                   (%)      (%)               (%)     (%)      (%)
-------------------------------      -----------------------------------------------------------
MONT    Montgomery Financial Corp.        18.26     18.26     0.00   14.10    18.42   21.20
MRKF    Market Financial Corp.            35.27     35.27     0.00   23.61    35.36   61.57
MSBF    MSB Financial Inc.                16.70     16.70     0.00   12.74    17.14   21.53
MSBK    Mutual Savings Bank FSB            5.07      5.07     0.00    5.14     5.38   12.41
MWBI    Midwest Bancshares Inc.            6.89      6.89     0.00    6.18     7.18   14.56
MWBX    MetroWest Bank                     7.21      7.21     0.00    7.48     8.67   11.17
MYST    Mystic Financial Inc.             19.06     19.06     0.00   18.84    19.70   NA
NASB    NASB Financial Inc.                8.49      8.26     2.92    8.40     9.35   14.00
NBCP    Niagara Bancorp Inc. (MHC)        10.14     10.14     0.00   10.90    10.68   21.06
NBN     Northeast Bancorp                  7.64      7.05     8.41    7.06     8.62   11.35
NBSI    North Bancshares Inc.             11.45     11.45     0.00   10.04    11.63   26.58
NEIB    Northeast Indiana Bancorp         13.34     13.34     0.00   12.16    13.98   19.73
NEP     Northeast PA Financial Corp.      18.94     18.94     0.00   12.60    19.33   24.60
NHTB    New Hampshire Thrift Bncshrs       8.09      7.11    13.10    6.72     9.05   12.54
NMSB    NewMil Bancorp Inc.                8.91      8.91     0.00    9.45    10.26   20.73
NSLB    NS&L Bancorp Inc.                 18.79     18.68     0.71   15.07    18.87   34.45
NSSY    NSS Bancorp Inc.                   8.12      7.92     2.66    7.75     8.95   15.8
NTBK    Net.B@nk Inc.                     20.86     20.86     0.00   14.87    21.14   22.05
NTMG    Nutmeg Federal S&LA                8.07      8.07     0.00    8.07     8.54   13.34
NWEQ    Northwest Equity Corp.            11.61     11.61     0.00    8.86    12.08   13.93
NWSB    Northwest Bancorp Inc. (MHC)       8.85      7.98    10.65    7.78     9.47   15.83
OCFC    Ocean Financial Corp.             14.22     14.22     0.00   12.30    14.67   29.50
OCN     Ocwen Financial Corp.             13.07     12.48     5.23   10.24    13.76   17.90
OFCP    Ottawa Financial Corp.             8.45      7.03    18.03    6.68     8.83   10.79
OHSL    OHSL Financial Corp.              10.54     10.54     0.00    8.57    10.76   16.57
OSFS    Ohio State Financial Services     27.08     27.08     0.00   27.08    27.45   46.45
OTFC    Oregon Trail Financial Corp.      25.85     25.85     0.00   18.06    26.17   35.78
PBCI    Pamrapo Bancorp Inc.              12.82     12.76     0.56   11.85    13.46   25.28
PBCT    People's Bank (MHC)                9.23      8.02    14.31    8.50    10.33   12.10
PBHC    Pathfinder Bancorp Inc. (MHC)     11.76     10.15    15.28    8.18    12.21   14.03
PBKB    People's Bancshares Inc.           3.67      3.55     3.44    5.15     4.17   10.90
PBOC    PBOC Holdings Inc.                 3.60      3.60     0.00    5.43     4.40   11.99
PCBC    Perry County Financial Corp.      18.94     18.94     0.00   15.60    18.97   67.10
PDB     Piedmont Bancorp Inc.             16.10     16.10     0.00   14.93    16.79   27.40
PEDE    Great Pee Dee Bancorp             45.12     45.12     0.00   NA       45.60   NA
PEEK    Peekskill Financial Corp.         22.98     22.98     0.00   22.60    23.32   89.70
PERM    Permanent Bancorp Inc.            10.00      9.89     1.17    8.95    10.50   22.05
PFDC    Peoples Bancorp                   15.09     15.09     0.00   12.30    15.39   25.50
PFED    Park Bancorp Inc.                 19.91     19.91     0.00   13.52    20.17   38.59
PFFB    PFF Bancorp Inc.                   9.04      8.96     1.02    7.10     9.97   14.17
PFFC    Peoples Financial Corp.           19.14     19.14     0.00   17.13    19.36   35.76
PFNC    Progress Financial Corp.           5.52      4.93    11.27    6.80     6.37   10.63
PFSB    PennFed Financial Services Inc     7.19      6.30    13.32    7.26     7.37   15.75
PFSL    Pocahontas Bancorp Inc.           14.52     14.52     0.00   10.02    14.95   23.83
PHBK    Peoples Heritage Finl Group        6.71      5.19    23.92    6.54     7.62   11.78
PHFC    Pittsburgh Home Financial Corp     7.43      7.35     1.14   19.17     7.90   18.21
PHSB    Peoples Home Savings Bk (MHC)     12.77     12.77     0.00   12.50    13.36   28.60
PLSK    Pulaski Savings Bank (MHC)        11.54     11.54     0.00   11.54    12.04   27.45
PRBC    Prestige Bancorp Inc.              9.83      9.83     0.00    7.99    10.09   17.11
PROV    Provident Financial Holdings      11.09     11.09     0.00    8.44    11.92   14.59
PSBK    Progressive Bank Inc.              8.90      8.18     8.75    8.08     9.98   16.18
PSFC    Peoples-Sidney Financial Corp.    25.16     25.16     0.00   17.10    25.55   27.40
PSFI    PS Financial Inc.                 27.82     27.82     0.00   24.80    28.03   61.41
PTRS    Potters Financial Corp.            8.71      8.71     0.00    7.88    10.44   17.62
PULB    Pulaski Bank, Svgs Bank (MHC)     13.42     13.42     0.00   13.39    13.78   26.30
PULS    Pulse Bancorp                      8.34      8.34     0.00    7.67     8.71   26.65
PVFC    PVF Capital Corp.                  7.20      7.20     0.00    7.21     7.86   10.68
PVSA    Parkvale Financial Corp.           7.82      7.78     0.48    7.19     9.17   14.43
PWBK    Pennwood Bancorp Inc.             18.34     18.34     0.00   19.07    19.05   35.77
QCBC    Quaker City Bancorp Inc.           8.76      8.76     0.00    7.45     9.68   13.21
QCFB    QCF Bancorp Inc.                  17.70     17.70     0.00   NA       18.52   NA
QCSB    Queens County Bancorp Inc.        10.45     10.45     0.00    9.68    11.03   15.94
RARB    Raritan Bancorp Inc.               7.54      7.45     1.27    7.45     8.35   13.37
RCBK    Richmond County Financial Corp    22.04     21.98     0.40   13.96    22.50   NA

                                                                   Page 13 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                                                                                   Profitability as of
                                                  Asset Quality as of The Most Recent Quarter     The Most Recent Quarter
                                         ------------------------------------------------------   -----------------------------



                                            NPLs/   Reserves/ NPAs/   NPAs/ Reserves/Reserves/   Return on     Return on
                                            Loans    NPLs    Assets  Equity   Loans   NPAs + 90   Avg Assets   Avg Equity
Ticker        Short Name                    (%)      (%)     (%)      (%)     (%)      (%)          (%)           (%)
-------------------------------          ------------------------------------------------------   -----------------------------
MONT    Montgomery Financial Corp.           1.13   16.43    NA      NA        0.19   NA               0.81          4.54
MRKF    Market Financial Corp.               -      NM        0.00    0.00     0.17   27.08            1.12          3.18
MSBF    MSB Financial Inc.                   0.13  386.81     0.11    0.69     0.49   60.27            1.55          9.26
MSBK    Mutual Savings Bank FSB              0.08  753.01     0.07    1.41     0.63  427.08           (1.31)       (22.77)
MWBI    Midwest Bancshares Inc.              0.42  119.79     0.66    9.65     0.50   43.60            0.89         12.83
MWBX    MetroWest Bank                       0.60  333.84     0.52    7.21     2.01  208.27            1.30         17.60
MYST    Mystic Financial Inc.                0.36  254.55     0.25    1.32     0.91  254.55           NA            NA
NASB    NASB Financial Inc.                  2.93   33.69     3.07   36.15     0.99   27.86            1.67         21.15
NBCP    Niagara Bancorp Inc. (MHC)           0.46  239.06     0.25    2.43     1.10  217.16           NA            NA
NBN     Northeast Bancorp                   NA      NA       NA      NA        1.12   NA               0.73          9.36
NBSI    North Bancshares Inc.                -      NM        0.00    0.00     0.27   NM               0.46          3.44
NEIB    Northeast Indiana Bancorp            0.19  377.08     0.18    1.34     0.72  352.92            1.19          8.32
NEP     Northeast PA Financial Corp.         0.30  213.02     0.22    1.16     0.64  178.76           NA            NA
NHTB    New Hampshire Thrift Bncshrs         0.78  153.77     0.76    9.37     1.20  126.05            0.93         12.16
NMSB    NewMil Bancorp Inc.                  0.83  345.17     0.47    5.29     2.87  215.34            0.86          8.68
NSLB    NS&L Bancorp Inc.                    0.02  625.00     0.01    0.07     0.14   73.53            0.69          3.50
NSSY    NSS Bancorp Inc.                     1.17  111.3      0.78    9.59     1.31   NA               0.91         11.01
NTBK    Net.B@nk Inc.                        -      NM        0.00    0.00     0.43   NM              (6.10)       (18.83)
NTMG    Nutmeg Federal S&LA                  0.21  261.50     0.85   10.50     0.55   NA               0.89         11.08
NWEQ    Northwest Equity Corp.               1.43   40.58     1.33   11.47     0.58   35.37            1.06          9.14
NWSB    Northwest Bancorp Inc. (MHC)         0.72  115.86     0.69    7.81     0.83   89.55            0.96         10.14
OCFC    Ocean Financial Corp.                0.75  109.53     0.48    3.40     0.82   92.94            0.95          6.28
OCN     Ocwen Financial Corp.                1.09  109.13     5.68   43.42     1.19   12.11            2.85         24.46
OFCP    Ottawa Financial Corp.               0.32  138.14     0.34    4.03     0.44  104.99            0.87         10.09
OHSL    OHSL Financial Corp.                 0.11  280.53     0.08    0.72     0.32  126.00            0.87          7.96
OSFS    Ohio State Financial Services        0.68   83.93     0.44    1.61     0.57   83.93            0.98          6.13
OTFC    Oregon Trail Financial Corp.         0.30  180.70     0.18    0.69     0.55  180.70           NA            NA
PBCI    Pamrapo Bancorp Inc.                 2.32   47.68     1.70   13.27     1.11   32.66            1.32         10.23
PBCT    People's Bank (MHC)                  0.97  182.40     0.66    7.13     1.76  166.94            1.20         13.74
PBHC    Pathfinder Bancorp Inc. (MHC)        1.33   52.21     1.33   11.28     0.70   34.08            0.91          7.73
PBKB    People's Bancshares Inc.             0.70  123.63     0.42   11.43     0.86  119.36            0.78         17.24
PBOC    PBOC Holdings Inc.                   1.28   89.84     1.50   41.61     1.15   53.81            0.57         15.37
PCBC    Perry County Financial Corp.         -      NM        0.00    0.00     0.16   NM               1.03          5.40
PDB     Piedmont Bancorp Inc.                0.58  142.37     0.48    3.00     0.82  142.37            1.25          7.50
PEDE    Great Pee Dee Bancorp                0.78   75.69     0.73    1.61     0.59   65.48           NA            NA
PEEK    Peekskill Financial Corp.            2.65   52.52     0.73    3.16     1.39   38.25            1.03          4.08
PERM    Permanent Bancorp Inc.               1.25   77.05     0.70    7.05     0.97   70.95            0.62          6.54
PFDC    Peoples Bancorp                      0.22  169.00     0.19    1.23     0.36  144.43            1.50          9.87
PFED    Park Bancorp Inc.                    0.19  364.96     0.10    0.50     0.69  253.81            0.90          4.12
PFFB    PFF Bancorp Inc.                     1.60   87.57     1.33   14.66     1.4    69.73            0.60          6.07
PFFC    Peoples Financial Corp.              0.01   NM        0.01    0.06     0.30   NM               1.06          4.81
PFNC    Progress Financial Corp.             0.55  215.14     0.46    8.28     1.19   65.06            0.85         15.91
PFSB    PennFed Financial Services Inc       0.54   49.17     0.50    6.89     0.26   36.37            0.81         11.17
PFSL    Pocahontas Bancorp Inc.              0.45  213.66     0.22    1.54     0.96  168.15            0.62          8.40
PHBK    Peoples Heritage Finl Group          0.97  130.61     0.78   11.67     1.26   99.98            1.25         16.83
PHFC    Pittsburgh Home Financial Corp       1.97   39.89     1.37   18.41     0.79   34.44            0.78          8.06
PHSB    Peoples Home Savings Bk (MHC)        0.70  188.59     0.33    2.57     1.32  164.84            0.82          6.84
PLSK    Pulaski Savings Bank (MHC)           1.31   71.31     0.73    6.35     0.93   67.79            0.64          5.68
PRBC    Prestige Bancorp Inc.                0.59   68.89     0.40    4.11     0.40   65.18            0.52          4.69
PROV    Provident Financial Holdings         1.03   93.32     1.34   12.05     0.96   61.50            0.75          5.85
PSBK    Progressive Bank Inc.                1.07  159.08     0.76    8.51     1.70  142.41            0.97         11.14
PSFC    Peoples-Sidney Financial Corp.       0.81   54.15     0.72    2.86     0.44   35.55            1.23          5.26
PSFI    PS Financial Inc.                    3.61   11.52     1.80    6.47     0.42    8.79            1.07          3.15
PTRS    Potters Financial Corp.              0.19   NM        0.13    1.45     2.65   NM               0.81          8.99
PULB    Pulaski Bank, Svgs Bank (MHC)       NA      NA       NA      NA        0.45   NA               1.11          8.40
PULS    Pulse Bancorp                        0.05   NM        0.40    4.77     1.41   61.50            1.07         13.17
PVFC    PVF Capital Corp.                    0.53  140.72     0.68    9.42     0.74   95.38            1.34         18.69
PVSA    Parkvale Financial Corp.             0.62  288.64     0.52    6.63     1.79  262.03            1.07         14.66
PWBK    Pennwood Bancorp Inc.                1.09   99.40     0.74    4.06     1.09   44.68            0.77          4.21
QCBC    Quaker City Bancorp Inc.             1.13  103.86     1.25   14.24     1.17   74.34            0.76          8.72
QCFB    QCF Bancorp Inc.                     0.57  336.44     0.35    1.95     1.92   67.47            1.68          9.66
QCSB    Queens County Bancorp Inc.           0.38  177.78     0.44    4.19     0.67  106.38            1.49         13.47
RARB    Raritan Bancorp Inc.                 0.50  240.77     0.34    4.57     1.20  234.10            1.00         12.96
RCBK    Richmond County Financial Corp       1.10  106.63     0.47    2.14     1.17   96.51           NA            NA

          Exhibit 7
Selected Data on all Public Thrifts

                                                Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------
                                                                                    Total
                                                                                    Capital/
                                              Tangible            Regu-    Equity +  Risk
                                      Equity/   Tang    Assets/  Core Cap Reserves/ Adjusted
                                      Assets   Assets    Equity   Assets   Assets   Assets
Ticker        Short Name                (%)      (%)               (%)     (%)      (%)
-------------------------------      -----------------------------------------------------------
REDF    RedFed Bancorp Inc.             8.58     8.55      0.33    7.98     9.30   12.19
RELI    Reliance Bancshares Inc.       49.96    49.96      0.00   46.71    50.33   70.77
RELY    Reliance Bancorp Inc.           8.89     6.31     31.00   NA        9.30   NA
RIVR    River Valley Bancorp           13.64    13.49      1.31   NA       14.47   NA
ROSE    TR Financial Corp.              6.15     6.15      0.00    6.14     6.52   18.64
RSLN    Roslyn Bancorp Inc.            16.76    16.70      0.45   11.48    17.42   26.44
RVSB    Riverview Bancorp Inc.         22.36    21.79      3.28   17.03    22.72   32.66
SBAN    SouthBanc Shares Inc.           7.97     7.97      0.00    7.24     8.50   13.03
SBFL    SB of the Finger Lakes (MHC)    8.69     8.69      0.00    8.57     9.14   20.64
SBOS    Boston Bancorp (The)           12.34    12.34      0.00   10.06    12.45   26.75
SCBS    Southern Community Bancshares  15.85    15.85      0.00   NA       16.96   NA
SCCB    S. Carolina Community Bancshrs 20.38    20.38      0.00   18.30    21.02   39.80
SFED    SFS Bancorp Inc.               12.36    12.36      0.00   12.36    12.84   23.77
SFFC    StateFed Financial Corp.       17.74    17.74      0.00   10.91    18.00   19.20
SFIN    Statewide Financial Corp.       9.83     9.82      0.15    9.24    10.26   23.04
SFSB    SuburbFed Financial Corp.       6.73     6.71      0.26    6.02     6.92   13.67
SFSL    Security First Corp.            9.44     9.31      1.43    7.45    10.19   10.21
SGVB    SGV Bancorp Inc.                7.89     7.79      1.30    6.84     8.24   14.54
SHEN    First Shenango Bancorp Inc.    11.98    11.98      0.00    9.94    12.78   20.76
SHSB    SHS Bancorp Inc.               13.85    13.85      0.00   11.06    14.35   24.53
SIB     Staten Island Bancorp Inc.     26.20    25.70      2.56   15.78    26.82   38.46
SISB    SIS Bancorp Inc.                7.15     7.15      0.00    7.27     8.44   12.76
SKAN    Skaneateles Bancorp Inc.        6.98     6.81      2.53    6.78     7.98   11.35
SKBO    First Carnegie Deposit (MHC)   17.19    17.19      0.00   17.19    17.56   57.80
SMBC    Southern Missouri Bancorp Inc. 16.77    16.77      0.00   14.04    17.34   26.39
SOBI    Sobieski Bancorp Inc.          14.10    14.10      0.00   10.40    14.32   22.50
SOPN    First Savings Bancorp Inc.     23.03    23.03      0.00   22.90    23.23   49.68
SOSA    Somerset Savings Bank           7.25     7.25      0       7.19     8.73   11.86
SPBC    St. Paul Bancorp Inc.           9.34     9.31      0.42    8.60    10.09   17.34
SRN     Southern Banc Co.              17.40    17.29      0.76   NA       17.47   NA
SSB     Scotland Bancorp Inc.          24.71    24.71      0.00   20.82    25.12   43.06
SSFC    South Street Financial Corp.   15.87    15.87      0.00   15.28    16.07   42.84
SSM     Stone Street Bancorp Inc.      27.99    27.99      0.00   23.98    28.53   41.77
STFR    St. Francis Capital Corp.       8.00     7.21     10.66    7.25     8.46   12.15
STSA    Sterling Financial Corp.        5.60     5.24      6.85    7.63     6.10   13.38
SVRN    Sovereign Bancorp Inc.          5.46     4.79     12.82    5.71     6.07   12.58
SWBI    Southwest Bancshares Inc.      11.62    11.62      0.00    7.94    11.82   13.97
SWCB    Sandwich Bancorp Inc.           8.08     7.85      3.16    7.98     8.87   15.27
SZB     SouthFirst Bancshares Inc.     10.07     9.85      2.47    9.37    10.55   21.18
THR     Three Rivers Financial Corp.   13.52    13.49      0.32   11.63    14.01   22.23
THRD    TF Financial Corp.              7.97     6.80     15.79    6.77     8.29   18.36
TPNZ    Tappan Zee Financial Inc.      16.85    16.85      0.00   NA       17.40   NA
TRIC    Tri-County Bancorp Inc.        15.73    15.73      0.00   13.77    16.19   36.27
TSBK    Timberland Bancorp Inc.        32.13    32.13      0.00   31.03    32.80   52.84
TSBS    Peoples Bancorp Inc.           12.60    11.57      9.30   11.56    13.01   20.56
TSH     Teche Holding Co.              13.83    13.83      0.00   12.57    14.67   24.06
TWIN    Twin City Bancorp              12.75    12.75      0.00   11.45    12.85   20.88
UBMT    United Financial Corp.         15.27    14.84      3.27   NA       15.87   NA
UCBC    Union Community Bancorp        40.03    40.03      0.00   NA       40.27   NA
UFRM    United Federal Savings Bank     7.49     7.49      0.00    7.47     8.37   10.11
UPFC    United PanAm Financial Corp.    4.19     4.04      3.51    7.27     6.27   12.34
USAB    USABancshares Inc.             12.49    12.43      0.62   12.40    13.07   17.20
UTBI    United Tennessee Bankshares    26.98    26.98      0.00   19.74    27.82   44.67
WAMU    Washington Mutual Inc.          5.27     4.96      6.29   NA        5.93   NA
WAYN    Wayne Savings Bancshares (MHC)  9.40     9.40      0.00    9.13     9.68   17.38
WBST    Webster Financial Corp.         5.29     4.69     11.84    5.30     5.97   12.96
WCBI    Westco Bancorp Inc.            15.44    15.44      0.00   13.65    15.72   30.04
WCFB    Webster City Federal SB (MHC)  24.02    24.02      0.00   24.02    24.43   54.17
WEFC    Wells Financial Corp.          14.44    14.44      0.00   11.22    14.82   20.36
WEHO    Westwood Homestead Fin. Corp.  22.99    22.99      0.00   22.42    23.21   40.51
WES     Westcorp                        8.73     8.71      0.25    8.81     9.68   11.68
WFI     Winton Financial Corp.          7.30     7.19      1.72   NA        7.54   NA
WFSL    Washington Federal Inc.        13.41    12.53      7.50   11.69    13.83   21.63
WHGB    WHG Bancshares Corp.           16.85    16.85      0.00   13.41    17.10   29.03

                                                                   Page 14 of 40
                                                                       Continued

          Exhibit 7
Selected Data on all Public Thrifts

                                                                                                   Profitability as of
                                                  Asset Quality as of The Most Recent Quarter     The Most Recent Quarter
                                           ---------------------------------------------------  --------------------------



                                            NPLs/   Reserves/ NPAs/   NPAs/ Reserves/Reserves/   Return on     Return on
                                            Loans    NPLs    Assets  Equity   Loans   NPAs + 90   Avg Assets   Avg Equity
Ticker        Short Name                    (%)      (%)     (%)      (%)     (%)      (%)          (%)           (%)
-------------------------------             ---------------------------------------------------   -------------------------
REDF    RedFed Bancorp Inc.                  1.26   64.69     1.81   21.06     0.81   40.07            1.17         13.96
RELI    Reliance Bancshares Inc.             -      NM        0.00    0.00     0.60   NM               1.02          2.06
RELY    Reliance Bancorp Inc.               NA      NA       NA      NA        0.90   NA               0.89         10.65
RIVR    River Valley Bancorp                NA      NA       NA      NA        1.00   NA               0.93          7.28
ROSE    TR Financial Corp.                   0.87   80.17     0.51    8.22     0.69   65.67            0.99         16.1
RSLN    Roslyn Bancorp Inc.                  0.83  268.47     0.25    1.48     2.23  264.59            1.32          7.14
RVSB    Riverview Bancorp Inc.               0.32  190.33     0.19    0.85     0.60  186.36            1.56          9.15
SBAN    SouthBanc Shares Inc.                0.07   NM        0.06    0.77     1.02   NA               0.77          6.99
SBFL    SB of the Finger Lakes (MHC)         0.52  181.59     0.27    3.08     0.94  170.49            0.40          4.41
SBOS    Boston Bancorp (The)                 1.41   42.86     0.65    5.23     0.61   18.09            1.89         21.12
SCBS    Southern Community Bancshares        0.36  469.01     0.24    1.49     1.70  308.46            1.13          5.60
SCCB    S. Carolina Community Bancshrs       1.42   57.34     1.26    6.17     0.82   50.34            1.01          4.19
SFED    SFS Bancorp Inc.                     0.84   72.48     0.71    5.73     0.61   66.56            0.65          5.27
SFFC    StateFed Financial Corp.             1.83   18.27     1.64    9.27     0.33   15.32            1.26          7.12
SFIN    Statewide Financial Corp.            0.77  112.89     0.46    4.64     0.87   84.18            0.81          8.56
SFSB    SuburbFed Financial Corp.            1.33   22.4      0.94   13.91     0.3    19.60            0.63          9.55
SFSL    Security First Corp.                 0.46  178.50     0.42    4.50     0.82  178.44            1.39         14.92
SGVB    SGV Bancorp Inc.                     1.31   35.06     1.45   18.39     0.46   24.47            0.38          5.10
SHEN    First Shenango Bancorp Inc.          1.07  118.58     0.97    8.06     1.27   83.39            1.10          9.39
SHSB    SHS Bancorp Inc.                     2.12   36.92     1.40   10.11     0.78   36.27            0.77          7.21
SIB     Staten Island Bancorp Inc.           1.92   74.94     0.85    3.25     1.44   72.87            0.84          6.06
SISB    SIS Bancorp Inc.                     0.78  345.56     0.42    5.88     2.70  300.83            0.69          9.64
SKAN    Skaneateles Bancorp Inc.             2.00   60.25     2.01   28.87     1.21   49.89            0.64          9.28
SKBO    First Carnegie Deposit (MHC)         1.12   76.50     0.50    2.89     0.85   47.72            0.63          4.49
SMBC    Southern Missouri Bancorp Inc.       0.75  100.11     0.63    3.78     0.76   89.98            0.70          4.27
SOBI    Sobieski Bancorp Inc.                0.15  192.31     0.29    2.03     0.28   77.82            0.58          3.93
SOPN    First Savings Bancorp Inc.           0.24  125.31     0.16    0.70     0.30  125.31            1.77          7.66
SOSA    Somerset Savings Bank                4.80   39.51     4.58   63.09     1.90   32.38            1.46         22.40
SPBC    St. Paul Bancorp Inc.                0.19  545.47     0.16    1.70     1.02  367.36            1.08         12.08
SRN     Southern Banc Co.                    -      NM        0       0.00     0.19   NM               0.49          2.84
SSB     Scotland Bancorp Inc.                -      NM        0.00    0.00     0.60   NM               1.48          5.12
SSFC    South Street Financial Corp.         0.42   91.68     0.22    1.41     0.39   88.30            0.75          3.34
SSM     Stone Street Bancorp Inc.            -      NM        0.00    0.00     0.62  191.69            1.38          4.44
STFR    St. Francis Capital Corp.            0.35  270.40     0.20    2.55     0.95  215.62            0.80          9.93
STSA    Sterling Financial Corp.             0.38  222.24     0.72   12.87     0.83   68.74            0.58         10.44
SVRN    Sovereign Bancorp Inc.               0.90  116.23     0.60   10.94     1.05   98.91            0.54          9.76
SWBI    Southwest Bancshares Inc.            0.23  122.22     0.16    1.40     0.28  122.22            1.13         10.14
SWCB    Sandwich Bancorp Inc.                0.35  317.02     0.30    3.72     1.12  228.40            0.98         12.50
SZB     SouthFirst Bancshares Inc.           -      NM        0.07    0.68     0.75   46.23            0.55          4.61
THR     Three Rivers Financial Corp.         1.41   52.43     0.98    7.28     0.74   48.12            0.88          6.45
THRD    TF Financial Corp.                   0.67  126.73     0.30    3.76     0.84  106.83            0.76          7.73
TPNZ    Tappan Zee Financial Inc.           NA      NA       NA      NA        1.20   43.88            0.87          5.10
TRIC    Tri-County Bancorp Inc.              -      NM        0       0        0.98   NM               1.02          6.65
TSBK    Timberland Bancorp Inc.              2.82   32.99     3.54   11.01     0.93   18.18            1.69         10.24
TSBS    Peoples Bancorp Inc.                 0.83  103.43     0.42    3.34     0.86   63.09            1.13          6.65
TSH     Teche Holding Co.                    0.22  441.09     0.20    1.43     0.98  423.05            0.94          6.91
TWIN    Twin City Bancorp                    -      NM        0.07    0.58     0.14  102.83            1.03          7.99
UBMT    United Financial Corp.               -      NM        0.45    2.97     1.07  101.19            1.16          7.47
UCBC    Union Community Bancorp              0.58   51.96     0.45    1.12     0.30   51.96           NA            NA
UFRM    United Federal Savings Bank          0.19  533.67     0.43    5.79     1.02  137.38            0.60          8.21
UPFC    United PanAm Financial Corp.         2.41   97.80     2.31   55.31     2.36   90.16            2.48         71.84
USAB    USABancshares Inc.                   0.34  294.55     0.20    1.58     0.99  265.63            0.20          2.17
UTBI    United Tennessee Bankshares          -      NM        0.00    0.00     1.31  142.44           NA            NA
WAMU    Washington Mutual Inc.               0.87  111.45     0.78   14.76     0.97   83.87            0.59         10.56
WAYN    Wayne Savings Bancshares (MHC)       0.14  240.33     0.48    5.10     0.35   57.50            0.73          7.72
WBST    Webster Financial Corp.              0.96  138.32     0.59   11.25     1.33  114.77            0.79         14.90
WCBI    Westco Bancorp Inc.                  0.59   62.71     0.45    2.92     0.37   62.71            1.53          9.97
WCFB    Webster City Federal SB (MHC)        -      NM        0.06    0.26     0.70  353.21            1.42          6.06
WEFC    Wells Financial Corp.                0.06  748.11     0.07    0.46     0.44  279.23            1.13          7.89
WEHO    Westwood Homestead Fin. Corp.        0.08  287.50     0.07    0.32     0.23  178.06            0.61          2.25
WES     Westcorp                             0.77  246.01     0.55    6.32     1.88  172.31            0.45          4.95
WFI     Winton Financial Corp.               0.06  469.19     0.20    2.68     0.27  107.89            1.12         15.51
WFSL    Washington Federal Inc.              0.64   88.45     0.75    5.62     0.56   55.29            1.93         15.32
WHGB    WHG Bancshares Corp.                 1.62   24.18     1.06    6.30     0.39   24.18            0.65          3.29

          Exhibit 7
Selected Data on all Public Thrifts

                                                Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------
                                                                                       Total
                                                                                       Captial
                                                 Tangible            Regu-    Equity +  Risk
                                         Equity/   Tang    Assets/  Core Cap Reserves/ Adjusted
                                         Assets   Assets    Equity   Assets   Assets   Assets
Ticker        Short Name                   (%)      (%)               (%)     (%)      (%)
-------------------------------      -----------------------------------------------------------
WOFC    Western Ohio Financial Corp.      14.67     13.85     6.45   11.80    15.72   22.23
WRNB    Warren Bancorp Inc.               11.04     11.04     0.00    9.54    12.12   12.73
WSB     Washington Savings Bank, FSB       8.67      8.67     0.00    8.16     9.12   21.80
WSBI    Warwick Community Bancorp         23.05     23.05     0.00   16.07    23.44   30.56
WSFS    WSFS Financial Corp.               5.94      5.91     0.56    7.15     7.57   11.77
WSTR    WesterFed Financial Corp.         10.62      8.70    19.83    7.93    11.12   13.15
WVFC    WVS Financial Corp.               10.99     10.99     0.00   11.14    11.62   23.48
WYNE    Wayne Bancorp Inc.                12.70     12.70     0.00   10.60    13.52   22.42
YFCB    Yonkers Financial Corp.           13.18     13.18     0.00   11.40    13.55   28.24
YFED    York Financial Corp.               8.77      8.77     0.00    7.60     9.45   12.61
-------------------------------------------------------------------------------------------------
        Average                           12.95     12.70     3.04   11.17    13.55   22.19

                                                                   Page 15 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                                                                              Profitability as of
                                             Asset Quality as of The Most Recent Quarter     The Most Recent Quarter
                                       ---------------------------------------------------  --------------------------



                                       NPLs/   Reserves/ NPAs/   NPAs/ Reserves/Reserves/   Return on     Return on
                                       Loans    NPLs    Assets  Equity   Loans   NPAs + 90   Avg Assets   Avg Equity
Ticker        Short Name               (%)      (%)     (%)      (%)     (%)      (%)          (%)           (%)
-------------------------------        ---------------------------------------------------   -------------------------
WOFC    Western Ohio Financial Corp.    1.22  117.95     0.91    6.23     1.44  115.97            0.06          0.45
WRNB    Warren Bancorp Inc.             0.70  231.34     1.01    9.12     1.63  107.31            1.74         16.35
WSB     Washington Savings Bank, FSB   NA      NA       NA      NA        0.99   NA               0.77          9.10
WSBI    Warwick Community Bancorp       0.78  100.84     0.50    2.19     0.79   75.47           NA            NA
WSFS    WSFS Financial Corp.            1.79  185.28     1.20   20.16     3.31  117.99            1.12         19.88
WSTR    WesterFed Financial Corp.       0.71  105.43     0.52    4.87     0.75   76.69            0.74          6.96
WVFC    WVS Financial Corp.             0.37  310.17     0.2     1.83     1.14  310.17            1.27         11.12
WYNE    Wayne Bancorp Inc.              1.17  101.22     0.90    7.05     1.18   91.95            0.71          5.35
YFCB    Yonkers Financial Corp.         0.67  115.52     0.41    3.14     0.77   87.23            0.98          6.94
YFED    York Financial Corp.            0.08  988.93     1.08   12.35     0.81   28.49            0.88         10.15
--------------------------------------------------------------------------------------------------------------------
        Average                         0.71  189.32     0.62    6.99     0.90  137.82            0.93          8.75

          Exhibit 7
Selected Data on all Public Thrifts

                                                Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------
                                                                                       Total
                                                                                       Captial
                                                 Tangible            Regu-    Equity +  Risk
                                         Equity/   Tang    Assets/  Core Cap Reserves/ Adjusted
                                         Assets   Assets    Equity   Assets   Assets   Assets
Ticker        Short Name                   (%)      (%)               (%)     (%)      (%)
-------------------------------      -----------------------------------------------------------
        Comparable Thrift Data
CSBF    CSB Financial Group Inc.          23.14     22.12     5.66   22.35    23.52   47.75
FLKY    First Lancaster Bancshares        26.65     26.65     0.00   26.26    26.97   36.82
GLMR    Gilmer Financial Svcs, Inc.        9.02      9.02     0.00    8.80     9.75   19.20
HBBI    Home Building Bancorp             14.06     14.06     0.00   10.77    14.26   21.56
HWEN    Home Financial Bancorp            18.00     18.00     0.00   15.30    18.70   26.30
LONF    London Financial Corp.            13.76     13.76     0.00   16.00    14.24   31.48
MBSP    Mitchell Bancorp Inc.             39.31     39.31     0.00   32.30    39.84   59.90
PWBK    Pennwood Bancorp Inc.             18.34     18.34     0.00   19.07    19.05   35.77
RELI    Reliance Bancshares Inc.          49.96     49.96     0.00   46.71    50.33   70.77
SCCB    S. Carolina Community Bancshrs    20.38     20.38     0.00   18.30    21.02   39.80
-------------------------------------------------------------------------------------------------
        Average                           23.26     23.16     0.57   21.59    23.77   38.94
        Median                            19.36     19.36     0.00   18.69    20.04   36.30
        Maximum                           49.96     49.96     5.66   46.71    50.33   70.77
        Minimum                            9.02      9.02     0.00    8.80     9.75   19.20

        Farnsworth Bancorp, Inc.           5.75      5.54     0.00    5.54     6.07   11.81

        Variance to the Comparable Median(13.61)   (13.82)    0.00  (13.15)  (13.96) (24.49)

                                                                   Page 16 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                                                                                 Profitability as of
                                                Asset Quality as of The Most Recent Quarter     The Most Recent Quarter
                                         ---------------------------------------------------  --------------------------



                                          NPLs/   Reserves/ NPAs/   NPAs/ Reserves/Reserves/   Return on     Return on
                                          Loans    NPLs    Assets  Equity   Loans   NPAs + 90   Avg Assets   Avg Equity
Ticker        Short Name                  (%)      (%)     (%)      (%)     (%)      (%)          (%)           (%)
-------------------------------          ---  ---------------------------------------------------   -------------------------
        Comparable Thrift Data
CSBF    CSB Financial Group Inc.          NA      NA       NA      NA        0.66   39.74            0.54          2.25
FLKY    First Lancaster Bancshares         1.28   27.91     1.70    6.37     0.36   18.91            1.04          3.46
GLMR    Gilmer Financial Svcs, Inc.        2.51   51.93     1.65   18.25     1.30   44.52            0.06          0.59
HBBI    Home Building Bancorp              0.99   29.02     0.67    4.79     0.29   29.02            0.75          5.70
HWEN    Home Financial Bancorp             1.06   81.67     1.32    7.36     0.86   53.55            0.93          5.32
LONF    London Financial Corp.             0.26  238.16     0.20    1.46     0.62  238.16            1.08          5.62
MBSP    Mitchell Bancorp Inc.              0.81   84.35     1.56    3.96     0.68   33.74            1.43          3.50
PWBK    Pennwood Bancorp Inc.              1.09   99.40     0.74    4.06     1.09   44.68            0.77          4.21
RELI    Reliance Bancshares Inc.           0.00   NM        0.00    0.00     0.60   NM               1.02          2.06
SCCB    S. Carolina Community Bancshrs     1.42   57.34     1.26    6.17     0.82   50.34            1.01          4.19
-----------------------------------------------------------------------------------------------------------------------
        Average                            1.05   83.72     1.01    5.82     0.73   61.41            0.86          3.69
        Median                             1.06   69.51     1.26    4.79     0.67   44.52            0.97          3.85
        Maximum                            2.51  238.16     1.70   18.25     1.30  238.16            1.43          5.70
        Minimum                            0.00   27.91     0.00    0.00     0.29   18.91            0.06          0.59

        Farnsworth Bancorp, Inc.           0.94   46.99     0.69   11.96     0.44   46.99            0.60         10.44

        Variance to the Comparable Median (0.12) (22.52)   (0.57)   7.17    (0.23)   2.47           (0.37)         6.60

                                                                   Page 17 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                 Income Statement as of The Most Recent Quarter
                                     -------------------------------------------------------------------------
                                                                    Net      Non-       Non-
                                                 Interest Interest Interest interest   interest
                                        Net       Income\ Expense/ Income/   Avg      Expense/ Effic-  Over-
                                       Interest    Avg      Avg     Avg    Income/      Avg     iency   head
                                        Margin    Assets  Assets    Assets  Assets     Assets   Ratio   Ratio
Ticker        Short Name                 (%)       (%)     (%)       (%)     (%)       (%)        (%)    (%)
-------------------------------      -------------------------------------------------------------------------
%CAL    California Federal Bank          2.65      6.83     4.39    2.43     0.96      2.14     59.02    42.89
%CCMD   Chevy Chase Bank, FSB            3.76      6.91     3.82    3.09     5.75      7.92     85.61    58.84
AABC    Access Anytime Bancorp Inc.      3.11      6.88     3.87    3.00     0.64      3.33     91.21    89.34
ABBK    Abington Bancorp Inc.            3.31      7.17     4.02    3.15     0.82      2.67     65.28    56.21
ABCL    Alliance Bancorp                 2.89      7.14     4.35    2.79     1.24      2.55     63.66    47.53
ABCW    Anchor BanCorp Wisconsin         3.18      7.67     4.61    3.06     0.48      1.99     56.06    49.14
AFBC    Advance Financial Bancorp        3.94      7.77     3.94    3.84     0.35      2.77     66.65    63.59
AFCB    Affiliated Community Bancorp     3.34      7.48     4.23    3.25     0.16      1.68     49.47    47.00
AFED    AFSALA Bancorp Inc.              3.51      6.98     3.64    3.34     0.23      2.29     64.12    61.61
AHCI    Ambanc Holding Co.               3.26      7.19     4.04    3.16     0.23      2.51     72.73    70.77
AHM     H.F. Ahmanson & Co.              2.72      7.15     4.54    2.61     0.54      1.72     49.08    38.64
ALBC    Albion Banc Corp.                3.43      7.52     4.21    3.31     0.48      2.95     78.40    75.26
ALBK    ALBANK Financial Corp.           3.95      7.34     3.61    3.73     0.40      2.36     53.30    48.27
ALLB    Alliance Bank (MHC)              3.50      7.20     3.81    3.39     0.23      2.37     65.51    63.18
AMFC    AMB Financial Corp.              3.47      7.43     4.02    3.40     0.57      2.88     72.45    67.81
ANA     Acadiana Bancshares Inc.         3.57      7.56     4.07    3.49     0.37      2.21     61.35    57.20
ANDB    Andover Bancorp Inc.             3.20      7.23     4.16    3.08     0.38      1.80     50.57    44.39
ANE     Alliance Bncp of New England     3.55      7.14     3.74    3.39     0.48      2.82     67.68    63.14
ASBI    Ameriana Bancorp                 3.19      7.38     4.33    3.05     0.59      2.29     62.86    55.70
ASBP    ASB Financial Corp.              3.24      7.56     4.36    3.20     0.24      2.04     59.30    56.21
ASFC    Astoria Financial Corp.          2.69      6.94     4.37    2.57     0.19      1.40     44.96    40.89
ATSB    AmTrust Capital Corp.            2.82      7.04     4.35    2.69     0.55      2.87     88.31    85.91
AVND    Avondale Financial Corp.         4.16      8.49     4.63    3.86     0.98      3.77     78.68    73.27
BANC    BankAtlantic Bancorp Inc.        3.56      7.51     4.24    3.27     0.76      2.92     69.42    62.30
BDJI    First Federal Bancorp.           3.30      7.29     4.16    3.14     0.54      2.50     67.42    61.82
BFD     BostonFed Bancorp Inc.           3.43      7.23     3.94    3.29     0.37      2.36     64.98    61.04
BFFC    Big Foot Financial Corp.         3.12      6.62     3.60    3.02     0.12      2.39     75.41    74.39
BFSB    Bedford Bancshares Inc.          3.98      7.71     3.90    3.81     0.50      2.30     53.32    47.24
BKC     American Bank of Connecticut     3.29      7.23     4.06    3.17     0.53      1.77     45.72    36.56
BKCT    Bancorp Connecticut Inc.         3.77      7.52     3.84    3.68     0.34      2.07     51.24    46.74
BKUNA   BankUnited Financial Corp.       1.75      7.03     5.33    1.69     0.12      1.21     64.81    62.28
BNKU    Bank United Corp.                2.44      7.22     4.93    2.29     0.46      1.58     56.21    47.39
BPLS    Bank Plus Corp.                  2.15      6.90     4.82    2.08     0.40      1.95     72.90    67.68
BRKL    Brookline Bancorp (MHC)          4.08      7.79     3.73    4.06     0.16      1.23     29.25    26.45
BTHL    Bethel Bancorp                   4.47      8.57     4.34    4.24     0.80      3.89     74.42    69.60
BVCC    Bay View Capital Corp.           2.91      7.64     4.85    2.79     0.36      2.12     62.88    58.11
BWFC    Bank West Financial Corp.        3.06      7.33     4.44    2.89     0.55      2.60     75.58    70.93
BYFC    Broadway Financial Corp.         4.31      7.45     3.30    4.14     0.53      3.97     82.73    80.51
BYS     Bay State Bancorp                3.47      7.29     3.86    3.43     0.12      2.75     77.65    76.87
CAFI    Camco Financial Corp.            3.61      7.67     4.25    3.42     0.55      2.47     61.67    55.50
CAPS    Capital Savings Bancorp Inc.     3.41      7.69     4.39    3.30     0.61      2.29     58.73    51.14
CASB    Cascade Financial Corp.          3.23      7.97     4.86    3.10     0.39      2.36     67.19    63.05
CASH    First Midwest Financial Inc.     3.26      7.76     4.61    3.15     0.37      1.95     52.47    46.96
CATB    Catskill Financial Corp.         4.07      7.26     3.28    3.98     0.14      1.90     46.75    44.84
CAVB    Cavalry Bancorp Inc.            NA        NA       NA      NA       NA        NA        NA       NA
CBCI    Calumet Bancorp Inc.             3.97      7.90     4.23    3.67     0.22      0.57     50.01    47.06
CBES    CBES Bancorp Inc.                4.49      8.29     3.95    4.34     0.39      3.24     67.01    64.03
CBK     Citizens First Financial Corp.   3.34      7.52     4.32    3.21     0.37      2.62     72.73    69.57
CBSA    Coastal Bancorp Inc.             2.02      6.93     4.97    1.96     0.22      1.46     62.77    58.59
CCFH    CCF Holding Co.                  3.95      7.71     4.08    3.63     0.70      4.37    100.99   101.18
CEBK    Central Co-operative Bank        3.51      7.14     3.75    3.39     0.22      2.47     65.76    63.50
CENB    Century Bancorp Inc.             3.67      7.07     3.45    3.61     0.03      1.59     44.09    43.69
CFB     Commercial Federal Corp.         2.68      7.55     4.97    2.58     0.94      1.86     50.35    32.24
CFCP    Coastal Financial Corp.          3.85      7.89     4.23    3.66     0.71      2.56     59.10    51.21
CFFC    Community Financial Corp.        3.91      7.79     4.07    3.72     0.40      2.16     52.33    47.23
CFKY    Columbia Financial of Kentucky  NA        NA       NA      NA       NA        NA        NA       NA
CFNC    Carolina Fincorp Inc.            4.08      7.42     3.51    3.91     0.46      2.67     60.99    56.37
CFSB    CFSB Bancorp Inc.                3.07      7.40     4.39    3.01     0.65      1.86     50.81    40.13
CFTP    Community Federal Bancorp        3.28      6.79     3.60    3.19     0.14      1.57     46.62    44.21
CIBI    Community Investors Bancorp      3.55      7.74     4.29    3.46     0.18      2.05     55.34    52.95
CKFB    CKF Bancorp Inc.                 3.74      7.58     3.90    3.68     0.11      1.61     42.35    40.67
CLAS    Classic Bancshares Inc.          3.85      7.25     3.62    3.62     0.35      2.98     71.98    69.30
CMRN    Cameron Financial Corp           3.88      7.98     4.27    3.71     0.11      1.93     50.45    49.02
CMSB    Commonwealth Bancorp Inc.        3.30      6.90     3.82    3.08     0.64      2.98     72.72    67.02

                                                                   Page 17 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                          Balance Sheet Growth
                                            as of the MRG                Market Data as of The Most Recent Quarter
                                     -------------------------  -----------------------------------------------------------
                                                                                                     MRQ       MRQ
                                        Asset   Loan   Deposit    MRQ      MRQ      MRQ      MRQ   Publicly   Tangible
                                        Growth Growth  Growth    Market   Price     Price    Price Reported Publicly Rep
                                        Rate    Rate    Rate     Value   Per Shar   High      Low  Book Vale Book Value
Ticker        Short Name                 (%)    (%)     (%)       ($)      ($)      ($)      ($)     ($)      ($)
-------------------------------      -------------------------  -----------------------------------------------------------
%CAL    California Federal Bank          5.81    0.24  (3.61)     NA       NA      NA       NA      NA        NA
%CCMD   Chevy Chase Bank, FSB            2.20  (26.24) 14.39      NA       NA      NA       NA      NA        NA
AABC    Access Anytime Bancorp Inc.      7.09   43.34  (0.21)     14.61    12.06   12.063    5.147   7.580     7.58
ABBK    Abington Bancorp Inc.           11.74   13.83   9.01      65.15    22.00   22.000   10.250   9.700     8.81
ABCL    Alliance Bancorp                17.05  (11.28)  1.56     212.64    27.75   28.750   18.500  16.460    16.27
ABCW    Anchor BanCorp Wisconsin         6.06    9.50   6.10     362.71    44.00   45.500   21.000  14.280    14.05
AFBC    Advance Financial Bancorp        6.85   11.63   4.16      19.86    19.38   20.875   13.500  14.520    14.52
AFCB    Affiliated Community Bancorp     8.13    6.13   9.41     260.37    39.25   39.250   19.200  17.830    17.75
AFED    AFSALA Bancorp Inc.              8.98    6.17   8.21      27.22    20.44   20.438   12.563  16.450    16.45
AHCI    Ambanc Holding Co.               8.72   14.25   4.17      79.85    19.00   19.500   12.688  14.270    14.27
AHM     H.F. Ahmanson & Co.             11.96   16.48  11.52   8,223.47    77.50   81.063   35.250  27.070    19.92
ALBC    Albion Banc Corp.                9.93   12.78  11.10       7.14    10.25   14.167    6.042   8.280     8.28
ALBK    ALBANK Financial Corp.          16.96   10.86  18.46     668.37    50.13   51.438   34.000  28.540    22.32
ALLB    Alliance Bank (MHC)             14.27    9.68  11.28     111.27    35.50   35.500   12.250   8.930     8.93
AMFC    AMB Financial Corp.             13.41   20.47  10.09      16.71    17.50   17.875   13.125  15.540    15.54
ANA     Acadiana Bancshares Inc.        12.16   15.94   2.21      59.74    22.75   24.750   17.500  17.480    17.48
ANDB    Andover Bancorp Inc.            14.54   15.84  13.28     221.04    31.90   33.600   21.000  16.980    16.98
ANE     Alliance Bncp of New England     4.22    8.35   5.74      37.39    14.00   14.083    6.937   7.910     7.72
ASBI    Ameriana Bancorp                (3.40)  (2.00) (0.24)     63.42    20.75   22.000   15.250  13.900    13.64
ASBP    ASB Financial Corp.              5.02    8.77   4.23      26.57    14.25   14.625   11.500  10.680    10.68
ASFC    Astoria Financial Corp.         41.70   67.22  38.08   1,446.85    61.81   62.500   34.750  32.880    23.27
ATSB    AmTrust Capital Corp.           (4.31)  (5.50) (7.14)      7.91    13.88   14.500   10.000  14.660    14.51
AVND    Avondale Financial Corp.        (4.53) (34.06)  8.25      57.33    16.00   18.875   12.750  13.880    13.88
BANC    BankAtlantic Bancorp Inc.       27.17   42.01   0.32     426.01    14.50   17.000   12.125   6.580     5.51
BDJI    First Federal Bancorp.           5.05    4.42   1.68      19.22    19.88   22.000   11.833  12.350    12.35
BFD     BostonFed Bancorp Inc.           9.63   12.10  19.49     128.79    23.00   23.000   14.375  15.890    15.32
BFFC    Big Foot Financial Corp.        NA      NA     NA         48.68    21.00   23.938   13.250  15.240    15.24
BFSB    Bedford Bancshares Inc.         16.46    7.54   8.37      33.32    28.50   34.750   19.000  18.600    18.60
BKC     American Bank of Connecticut    10.64    7.29   7.27     125.61    29.25   29.250   15.563  12.620    12.22
BKCT    Bancorp Connecticut Inc.        15.96    4.19  10.83     102.64    20.38   25.000   11.000   9.440     9.44
BKUNA   BankUnited Financial Corp.     128.95  109.42  81.31     270.69    14.00   15.625    8.500   9.430     8.18
BNKU    Bank United Corp.               19.15   23.97  28.44   1,639.02    50.00   50.000   28.250  20.670    18.68
BPLS    Bank Plus Corp.                 28.09    7.39  19.03     246.93    14.94   15.625    9.625   9.570     8.76
BRKL    Brookline Bancorp (MHC)         20.39   10.28  (4.12)    474.63    16.38   16.563   16.000   9.330     9.33
BTHL    Bethel Bancorp                   4.55    0.81  (1.91)     15.15    13.25   13.250   10.750  13.710    11.51
BVCC    Bay View Capital Corp.          75.44   71.65 110.89     635.12    34.75   37.250   22.625  19.200    12.29
BWFC    Bank West Financial Corp.       22.54   17.92  17.02      38.04    14.13   17.500    7.500   8.930     8.93
BYFC    Broadway Financial Corp.         8.15    7.26   9.48       9.71    12.50   13.750   10.500  15.070    15.07
BYS     Bay State Bancorp               26.69    9.35   5.44      70.35    29.88   29.875   29.375  27.020    27.02
CAFI    Camco Financial Corp.           21.83   21.88  18.17     108.45    27.63   27.625   16.667  15.620    14.66
CAPS    Capital Savings Bancorp Inc.    (2.55)  (0.07)  1.04      41.14    23.00   25.250   12.750  12.420    12.42
CASB    Cascade Financial Corp.         23.38   31.24  30.21      67.14    15.25   16.800   11.600   8.930     8.93
CASH    First Midwest Financial Inc.     9.52    0.88  12.13      61.53    23.25   23.250   15.000  15.920    14.15
CATB    Catskill Financial Corp.         8.03    2.16   3.38      78.62    17.75   19.125   13.938  15.540    15.54
CAVB    Cavalry Bancorp Inc.            NA      NA     NA        171.50    23.38   NA       NA      13.230    13.23
CBCI    Calumet Bancorp Inc.            (0.87)  (0.23) (0.45)    115.45    36.00   39.000   22.833  27.300    27.30
CBES    CBES Bancorp Inc.               22.27   22.65  16.84      19.38    23.00   26.000   15.875  17.630    17.63
CBK     Citizens First Financial Corp.   3.03    3.47   0.77      51.03    21.50   22.375   14.625  15.270    15.27
CBSA    Coastal Bancorp Inc.             3.98    9.47   3.92     192.83    33.25   35.500   22.750  21.650    18.66
CCFH    CCF Holding Co.                 64.55   52.88  77.45      19.74    21.50   22.000   14.318  12.900    12.90
CEBK    Central Co-operative Bank       13.20   13.49   6.48      54.77    28.50   30.250   15.875  18.350    16.59
CENB    Century Bancorp Inc.             4.43   14.75   4.01      25.74    37.67   39.000   22.667  14.580    14.58
CFB     Commercial Federal Corp.         7.68   NA      0.60   1,397.98    36.38   36.500   21.417  14.630    12.79
CFCP    Coastal Financial Corp.         20.35    9.07   6.31     124.96    18.00   20.813   12.094   5.630     5.63
CFFC    Community Financial Corp.        9.73    8.31  16.53      37.11    13.81   13.813   10.500   9.760     9.72
CFKY    Columbia Financial of Kentucky  NA      NA     NA         40.07    NA      NA       NA      NA        NA
CFNC    Carolina Fincorp Inc.            9.01   11.96  11.00      31.44    17.63   18.750   14.125  13.900    13.90
CFSB    CFSB Bancorp Inc.                1.43    0.79   3.01     217.84    26.82   28.295   11.708   7.950     7.95
CFTP    Community Federal Bancorp       23.31   10.07   5.38      79.23    18.50   21.000   16.375  14.760    14.76
CIBI    Community Investors Bancorp      4.40   12.11   4.66      18.24    20.25   20.25    11.5    12.56     12.56
CKFB    CKF Bancorp Inc.                 3.94    4.86   5.52      16.25    20.00   21.250   17.750  17.070    17.07
CLAS    Classic Bancshares Inc.          3.45   11.53   2.42      20.15    16.75   17.250   11.625  15.380    13.12
CMRN    Cameron Financial Corp          11.73    8.74   7.61      52.18    20.25   21.000   15.875  17.910    17.91
CMSB    Commonwealth Bancorp Inc.        6.91   22.26   5.45     389.49    21.31   22.125   13.500  13.410    10.72

                                                                   Page 18 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                 Income Statement as of The Most Recent Quarter
                                     -------------------------------------------------------------------------
                                                                    Net      Non-       Non-
                                                 Interest Interest Interest interest   interest
                                        Net       Income\ Expense/ Income/   Avg      Expense/ Effic-  Over-
                                       Interest    Avg      Avg     Avg    Income/      Avg     iency   head
                                        Margin    Assets  Assets    Assets  Assets     Assets   Ratio   Ratio
Ticker        Short Name                 (%)       (%)     (%)       (%)     (%)       (%)        (%)    (%)
-------------------------------      -------------------------------------------------------------------------
CMSV    Community Savings Bnkshrs(MHC)   3.49      7.26     3.97    3.29     0.52      2.71     71.32    66.80
CNIT    CENIT Bancorp Inc.               3.27      7.27     4.19    3.08     0.80      2.47     61.43    51.38
CNSB    CNS Bancorp Inc.                 3.65      7.21     3.72    3.49     0.19      2.37     64.62    62.73
CNY     Carver Bancorp Inc.              3.12      6.47     3.49    2.98     0.33      2.67     79.03    76.72
COFI    Charter One Financial            2.93      7.38     4.56    2.82     0.72      1.65     45.61    31.79
CONE    Conestoga Bancorp, Inc.          3.13      6.65     3.75    2.89     0.17      1.93     63.13    60.99
COOP    Cooperative Bankshares Inc.      3.01      7.40     4.49    2.92     0.17      2.09     66.88    64.98
CRSB    Crusader Holding Corp.          NA        NA       NA      NA       NA        NA        NA       NA
CRZY    Crazy Woman Creek Bancorp        3.49      7.35     3.92    3.43     0.14      1.65     46.32    44.09
CSBF    CSB Financial Group Inc.         3.56      6.87     3.43    3.45     0.22      2.73     70.93    69.07
CTZN    CitFed Bancorp Inc.              2.36      6.90     4.66    2.24     1.03      1.89     54.90    34.18
CVAL    Chester Valley Bancorp Inc.      3.83      7.73     3.99    3.74     0.40      2.61     63.10    59.17
DCBI    Delphos Citizens Bancorp Inc.    3.93      7.43     3.56    3.88     0.31      1.80     42.96    38.38
DIBK    Dime Financial Corp.             3.23      7.25     4.08    3.17     0.23      1.47     41.92    37.74
DIME    Dime Community Bancorp Inc.      3.72      7.34     3.79    3.55     0.27      2.00     47.30    43.34
DME     Dime Bancorp Inc.                2.54      6.85     4.45    2.40     0.61      1.91     62.06    52.42
DNFC    D & N Financial Corp.            3.03      7.70     4.73    2.97     0.40      2.14     63.44    58.52
DSL     Downey Financial Corp.           2.84      7.41     4.69    2.72     0.33      1.56     57.19    52.04
EBI     Equality Bancorp Inc.            2.42      6.75     4.42    2.33     0.62      2.68     90.79    88.35
EBSI    Eagle Bancshares                 4.09      8.25     4.53    3.72     1.62      3.90     77.84    68.21
EFBC    Empire Federal Bancorp Inc.      4.39      7.09     2.80    4.29     0.78      2.63     51.85    43.14
EFBI    Enterprise Federal Bancorp       2.66      7.55     4.94    2.61     0.05      1.55     57.66    56.83
EFC     EFC Bancorp Inc.                 3.47      7.38     3.97    3.41     0.23      2.32     63.62    61.14
EGLB    Eagle BancGroup Inc.             2.52      7.14     4.72    2.43     0.20      2.22     85.13    83.92
EMLD    Emerald Financial Corp.          2.87      7.51     4.73    2.78     0.36      1.59     50.10    43.70
EQSB    Equitable Federal Savings Bank   2.44      7.30     4.92    2.38     0.48      1.71     59.51    51.34
ESBF    ESB Financial Corp.              2.10      6.91     4.86    2.05     0.14      1.19     51.10    47.82
ESBK    Elmira Savings Bank (The)        3.73      7.55     4.03    3.52     0.58      3.18     76.29    72.40
ESX     Essex Bancorp Inc.               3.04      7.80     4.92    2.88     1.21      4.25     93.95    91.40
ETFS    East Texas Financial Services    2.96      6.92     4.03    2.89     0.20      2.25     73.02    71.13
FAB     FIRSTFED AMERICA BANCORP INC.    2.74      6.80     4.11    2.68     0.42      1.97     63.49    57.84
FBBC    First Bell Bancorp Inc.          2.48      7.10     4.66    2.44     0.07      0.76     30.32    28.18
FBCI    Fidelity Bancorp Inc.            2.98      7.35     4.43    2.91     0.23      1.85     58.56    55.33
FBCV    1ST Bancorp                      2.60      7.50     5.02    2.49     0.45      2.17     70.84    65.58
FBER    1st Bergen Bancorp               3.32      7.13     3.92    3.21     0.11      2.08     62.41    61.13
FBHC    Fort Bend Holding Corp.          3.24      6.97     4.00    2.97     1.83      3.98     84.03    74.22
FBNW    FirstBank Corp.                  4.31      7.97     3.92    4.05     0.76      3.71     77.19    72.94
FBSI    First Bancshares Inc.            3.60      7.69     4.26    3.44     0.32      2.06     55.81    51.68
FCB     Falmouth Bancorp Inc.            4.13      7.06     3.06    4.00     0.17      2.85     68.45    67.12
FCBF    FCB Financial Corp.              3.46      7.74     4.34    3.40     0.38      1.82     48.07    42.34
FCBH    Virginia Beach Fed. Financial   NA        NA       NA      NA       NA        NA        NA       NA
FCBK    First Coastal Bankshares         3.22      7.96     4.84    3.12     0.44      2.66     73.95    70.24
FCME    First Coastal Corp.              4.49      8.05     3.88    4.17     0.42      3.43     74.22    71.65
FDEF    First Defiance Financial         4.18      7.84     3.86    3.98     0.25      2.52     58.22    55.63
FED     FirstFed Financial Corp.         2.45      7.30     4.94    2.36     0.20      1.07     41.03    35.98
FESX    First Essex Bancorp Inc.         3.27      7.56     4.42    3.14     0.24      1.92     53.72    50.19
FFBA    First Colorado Bancorp Inc.      3.29      7.10     3.94    3.16     0.38      1.63     47.74    41.40
FFBH    First Federal Bancshares of AR   3.18      7.60     4.47    3.12     0.26      1.91     57.10    53.48
FFBI    First Financial Bancorp Inc.     3.08      7.18     4.25    2.93     0.55      2.97     85.19    82.41
FFBS    FFBS BanCorp Inc.                3.70      7.48     3.84    3.64     0.50      1.92     46.26    38.94
FFBZ    First Federal Bancorp Inc.       3.72      7.69     4.31    3.38     0.47      2.36     59.73    54.19
FFCH    First Financial Holdings Inc.    3.10      7.53     4.54    2.99     0.72      2.20     59.37    49.66
FFDB    FirstFed Bancorp Inc.            3.62      7.61     4.12    3.49     0.50      2.17     59.64    53.84
FFDF    FFD Financial Corp.              3.34      7.01     3.71    3.30     0.07      2.07     61.53    60.67
FFED    Fidelity Federal Bancorp         2.80      7.99     5.38    2.61     1.18      3.05     80.57    71.76
FFES    First Federal of East Hartford   2.33      6.75     4.48    2.27     0.16      1.37     56.40    53.24
FFFD    North Central Bancshares Inc.    3.79      7.30     3.67    3.64     1.05      2.10     44.02    27.82
FFFL    Fidelity Bankshares Inc. (MHC)   3.08      7.22     4.30    2.92     0.40      2.31     69.02    64.78
FFHH    FSF Financial Corp.              2.98      7.41     4.51    2.90     0.41      1.92     57.96    51.98
FFHS    First Franklin Corp.             2.73      7.27     4.62    2.65     0.21      1.78     61.33    58.25
FFIC    Flushing Financial Corp.         3.59      7.56     4.07    3.48     0.28      2.15     56.17    52.61
FFKY    First Federal Financial Corp.    4.17      7.95     4.05    3.89     0.61      2.07     44.58    35.87
FFLC    FFLC Bancorp Inc.                3.56      7.56     4.14    3.42     0.24      2.02     55.19    52.03
FFOH    Fidelity Financial of Ohio       3.03      7.27     4.36    2.91     0.21      1.74     52.18    48.66

                                                                   Page 18 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                          Balance Sheet Growth
                                            as of the MRG                Market Data as of The Most Recent Quarter
                                     -------------------------  -----------------------------------------------------------
                                                                                                     MRQ       MRQ
                                        Asset   Loan   Deposit    MRQ      MRQ      MRQ      MRQ   Publicly   Tangible
                                        Growth Growth  Growth    Market   Price     Price    Price Reported Publicly Rep
                                        Rate    Rate    Rate     Value   Per Shar   High      Low  Book Vale Book Value
Ticker        Short Name                 (%)    (%)     (%)       ($)      ($)      ($)      ($)     ($)      ($)
-------------------------------      -------------------------  -----------------------------------------------------------
CMSV    Community Savings Bnkshrs(MHC)  11.48   23.51   9.01     175.95    38.63   40.750   19.625  16.520    16.52
CNIT    CENIT Bancorp Inc.               3.91   17.76   4.33     115.90    26.33   28.083   13.333  10.670     9.84
CNSB    CNS Bancorp Inc.                (0.61)   7.94  (1.37)     28.78    18.25   21.500   15.000  14.640    14.64
CNY     Carver Bancorp Inc.              3.11   39.73   3.20      30.66    14.88   17.125    9.125  15.560    15.02
COFI    Charter One Financial            7.90   21.56   3.37   4,564.83    33.47   33.563   20.119  11.190    10.50
CONE    Conestoga Bancorp, Inc.         11.04   (0.08) 13.23      NA       20.63   20.780   14.375  17.580    17.58
COOP    Cooperative Bankshares Inc.      9.45    3.58   6.96      53.36    19.50   25.000   10.250   9.760     9.76
CRSB    Crusader Holding Corp.          NA      NA     NA         58.63    15.50   NA       NA       6.070    NA
CRZY    Crazy Woman Creek Bancorp       18.52    4.84   8.88      17.31    17.00   17.250   13.000  15.230    15.23
CSBF    CSB Financial Group Inc.        (0.03)   0.45   2.14      11.54    13.75   13.750   11.000  13.230    12.48
CTZN    CitFed Bancorp Inc.             20.30   17.89   5.28     651.90    56.25   56.625   22.000  16.890    15.56
CVAL    Chester Valley Bancorp Inc.     12.67    8.29  14.88      69.77    35.13   37.000   15.714  13.640    13.64
DCBI    Delphos Citizens Bancorp Inc.    5.19   19.39   3.81      38.60    20.00   24.250   12.438  14.760    14.76
DIBK    Dime Financial Corp.            24.80   (4.58) 24.17     183.78    36      37.000   18.000  15.710    15.33
DIME    Dime Community Bancorp Inc.     27.47   29.54   7.41     358.43    24.50   25.500   16.625  15.220    13.24
DME     Dime Bancorp Inc.               19.28   50.55   8.88   3,477.78    30.06   31.063   14.875  11.370     9.30
DNFC    D & N Financial Corp.           22.18   27.40   3.06     244.54    28.00   28.063   15.682  11.030    10.94
DSL     Downey Financial Corp.           7.06    8.89  13.67     969.23    30.83   30.952   17.233  15.880    15.70
EBI     Equality Bancorp Inc.           13.17   12.06  (4.12)     33.25    14.50   15.375   12.000  10.310    10.31
EBSI    Eagle Bancshares                15.84   21.55  11.98     135.10    22.00   22.000   14.750  12.840    12.84
EFBC    Empire Federal Bancorp Inc.      2.46    8.44   0.25      43.09    17.38   18.250   12.500  15.680    15.68
EFBI    Enterprise Federal Bancorp      42.43   44.57  39.05      64.12    32.50   35.000   15.250  16.470    16.06
EFC     EFC Bancorp Inc.                40.21    8.76   7.29     101.61    NA      NA       NA      NA        NA
EGLB    Eagle BancGroup Inc.             5.68    6.97  (0.14)     23.25    20.63   21.125   14.750  17.560    17.56
EMLD    Emerald Financial Corp.          4.61    4.84   3.47     133.41    11.06   12.375    5.688   4.960     4.90
EQSB    Equitable Federal Savings Bank  13.20   NA      6.54      37.14    33.00   33.000   16.625  14.260    14.26
ESBF    ESB Financial Corp.             33.89   57.17  19.33     105.15    17.44   18.182   11.157  11.830    10.56
ESBK    Elmira Savings Bank (The)        3.19    1.84   2.96      21.25    29.50   30.375   18.333  20.000    20.00
ESX     Essex Bancorp Inc.               7.29   10.7   13.41       3.84     4.88    7.938    1.000  (3.760)   (9.65)
ETFS    East Texas Financial Services    8.29   17.97  (2.10)     21.94    15.00   16.250   11.250  13.690    13.69
FAB     FIRSTFED AMERICA BANCORP INC.   30.83   13.99  (2.14)    167.50    21.13   22.125   13.625  15.990    15.99
FBBC    First Bell Bancorp Inc.         (6.26)   4.27  (4.66)    128.86    21.00   21.625   14.500  11.430    11.43
FBCI    Fidelity Bancorp Inc.           (0.34)   4.82   0.02      66.22    24.75   26.000   18.500  18.520    18.49
FBCV    1ST Bancorp                     (4.95)   4.85 (16.32)     30.52    26.50   29.286   18.412  21.490    21.13
FBER    1st Bergen Bancorp              25.28    5.70   7.29      52.20    19.75   20.750   12.875  13.540    13.54
FBHC    Fort Bend Holding Corp.          8.69   27.04   7.22      39.78    21.75   24.000   11.000  12.280    11.51
FBNW    FirstBank Corp.                 33.33   28.73   6.41      40.17    20.00   21.000   15.500  16.400    16.40
FBSI    First Bancshares Inc.           11.18   11.36  23.19      28.77    15.50   17.500    9.500  10.810    10.35
FCB     Falmouth Bancorp Inc.           16.48   47.68  16.18      29.10    23.25   23.875   13.250  16.190    16.19
FCBF    FCB Financial Corp.             93.62   78.23 106.79     123.75    29.50   30.000   18.500  18.970    18.97
FCBH    Virginia Beach Fed. Financial   NA      NA     NA         89.37    20.25   NA       NA      NA        NA
FCBK    First Coastal Bankshares         2.94   (0.03)  3.98      NA       20.25   20.875    9.750   8.960     8.96
FCME    First Coastal Corp.             (0.74)   6.78   1.63      18.35    14.00   15.750    8.875  11.100    11.10
FDEF    First Defiance Financial         5.75    7.13   6.49     122.36    15.25   16.250   12.375  12.540    12.54
FED     FirstFed Financial Corp.        (1.51)   2.03   6.08     548.82    41.88   42.688   22.5    21.95     21.79
FESX    First Essex Bancorp Inc.        12.77   (0.20)  7.72     171.41    24.13   26.125   14.500  12.090    10.66
FFBA    First Colorado Bancorp Inc.      3.30    8.09   3.03     482.08    29.00   29.000   16.000  12.650    12.40
FFBH    First Federal Bancshares of AR   9.74    8.48   7.17     134.03    29.50   30.250   17.500  17.200    17.20
FFBI    First Financial Bancorp Inc.   (12.52) (25.95)  2.60      10.49    21.00   21.000   15.500  18.370    18.37
FFBS    FFBS BanCorp Inc.                7.34   11.76   6.52      34.98    21.25   26.000   21.000  15.070    15.07
FFBZ    First Federal Bancorp Inc.      10.41    8.69   4.19      39.77    25.75   25.750   17.000  10.240    10.23
FFCH    First Financial Holdings Inc.   15.99   10.79   7.93     312.98    26.13   27.000   11.875   8.700     8.70
FFDB    FirstFed Bancorp Inc.            1.30   (7.33)  2.19      28.87    21.63   22.750   12.500  15.000    13.77
FFDF    FFD Financial Corp.             17.37   27.22  10.89      33.15    22.75   22.750   13.000  15.430    15.43
FFED    Fidelity Federal Bancorp       (21.12) (20.97)(21.06)     23.06     9.81   10.500    7.500   4.280     4.28
FFES    First Federal of East Hartford   1.67   15.03   1.26     101.06    40.50   40.500   23.000  25.260    25.26
FFFD    North Central Bancshares Inc.   63.55   46.37  84.88      71.45    22.25   22.875   15.000  15.720    13.68
FFFL    Fidelity Bankshares Inc. (MHC)  42.48   30.78  23.87     201.51    30.88   35.375   18.750  13.010    12.62
FFHH    FSF Financial Corp.             11.91   18.58   3.97      56.50    20.25   21.250   16.375  16.180    16.18
FFHS    First Franklin Corp.             2.70    0.70   2.72      30.62    18.33   20.833   11.333  12.010    11.96
FFIC    Flushing Financial Corp.        32.95   47.94  11.00     211.35    24.88   25.500   18.000  17.520    16.85
FFKY    First Federal Financial Corp.    9.41    8.66  10.35     112.53    21.75   23.500   18.250  13.020    12.33
FFLC    FFLC Bancorp Inc.               13.98   34.48  10.76      74.48    19.50   23.500   15.000  13.860    13.86
FFOH    Fidelity Financial of Ohio       5.33    2.12   1.13      96.51    18.13   18.250   12.375  11.640    10.31

                                                                   Page 19 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                 Income Statement as of The Most Recent Quarter
                                     -------------------------------------------------------------------------
                                                                    Net      Non-       Non-
                                                 Interest Interest Interest interest   interest
                                        Net       Income\ Expense/ Income/   Avg      Expense/ Effic-  Over-
                                       Interest    Avg      Avg     Avg    Income/      Avg     iency   head
                                        Margin    Assets  Assets    Assets  Assets     Assets   Ratio   Ratio
Ticker        Short Name                 (%)       (%)     (%)       (%)     (%)       (%)        (%)    (%)
-------------------------------      -------------------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.    2.66      7.33     4.77    2.56     0.41      2.07     69.27    64.35
FFSL    First Independence Corp.         2.92      7.44     4.61    2.83     0.22      1.91     63.44    60.54
FFSX    First Fed SB of Siouxland(MHC)   3.09      7.40     4.46    2.94     0.56      2.31     65.84    59.32
FFWC    FFW Corp.                        3.25      7.64     4.50    3.14     0.47      1.98     52.88    45.77
FFWD    Wood Bancorp Inc.                4.36      8.16     3.96    4.20     0.26      2.42     54.32    51.53
FFYF    FFY Financial Corp.              3.76      7.79     4.14    3.65     0.20      1.86     48.24    45.39
FGHC    First Georgia Holding Inc.       4.27      8.49     4.50    4.00     0.93      3.19     63.61    55.17
FIBC    Financial Bancorp Inc.           3.64      7.23     3.78    3.45     0.25      1.88     50.82    47.22
FISB    First Indiana Corp.              4.24      8.34     4.28    4.06     0.77      2.65     55.19    46.68
FKFS    First Keystone Financial         3.32      7.34     4.12    3.22     0.29      2.30     65.56    62.49
FKKY    Frankfort First Bancorp Inc.     3.23      7.27     4.11    3.16     0.04      1.47     46.13    45.47
FLAG    FLAG Financial Corp.             5.34      8.39     4.34    4.04     1.49      4.25     76.37    67.65
FLFC    First Liberty Financial Corp.    3.94      7.86     4.30    3.56     0.89      2.71     58.13    47.63
FLGS    Flagstar Bancorp Inc.            2.46      7.05     4.80    2.25     3.78      3.55     52.32   (27.81)
FLKY    First Lancaster Bancshares       4.50      8.27     3.84    4.43     0.00      2.58     58.27    58.27
FMBD    First Mutual Bancorp Inc.        3.11      7.05     4.18    2.87     0.38      2.72     78.23    75.31
FMCO    FMS Financial Corp.              3.64      7.22     3.74    3.48     0.42      2.39     58.31    53.25
FMSB    First Mutual Savings Bank        3.76      8.39     4.73    3.66     0.35      2.39     59.51    55.63
FNGB    First Northern Capital Corp.     3.23      7.29     4.18    3.11     0.45      2.06     57.95    51.88
FOBC    Fed One Bancorp                  3.31      7.24     4.05    3.20     0.18      2.01     57.39    54.98
FPRY    First Financial Bancorp          3.13      7.64     4.68    2.95     0.50      2.71     77.74    74.01
FSBI    Fidelity Bancorp Inc.            2.83      7.06     4.30    2.76     0.25      1.82     60.34    56.80
FSFF    First SecurityFed Financial     NA        NA       NA      NA       NA        NA        NA       NA
FSLA    First Source Bancorp Inc.        3.20      7.03     3.97    3.06     0.23      1.70     48.72    44.91
FSNJ    Bayonne Bancshares Inc.          2.61      6.74     4.19    2.55     0.21      1.67     60.02    56.72
FSPG    First Home Bancorp Inc.          3.01      7.54     4.61    2.93     0.20      1.75     54.06    50.93
FSPT    FirstSpartan Financial Corp.     3.86      7.14     3.40    3.75     0.35      1.87     45.68    40.56
FSSB    First FS&LA of San Bernardino    3.56      7.66     4.34    3.32     0.91      4.38     98.33    97.87
FSTC    First Citizens Corp.             4.46      7.86     3.62    4.24     0.71      2.28     65.26    59.48
FTF     Texarkana First Financial Corp   3.86      7.96     4.19    3.76     0.51      1.53     36.04    27.42
FTFC    First Federal Capital Corp.      3.11      7.49     4.55    2.94     1.23      2.66     62.19    46.37
FTNB    Fulton Bancorp Inc.              3.81      7.60     3.86    3.74     0.45      2.56     60.27    55.51
FTSB    Fort Thomas Financial Corp.      4.11      8.50     4.49    4.01     0.32      2.35     54.43    50.81
FWWB    First SB of Washington Bancorp   3.69      7.78     4.23    3.55     0.31      1.94     47.97    43.46
GAF     GA Financial Inc.                3.45      7.18     3.85    3.33     0.29      1.98     53.97    49.98
GBNK    Gaston Federal Bancorp (MHC)    NA        NA       NA      NA       NA        NA        NA       NA
GDW     Golden West Financial            2.40      7.42     5.09    2.33     0.20      0.84     33.34    27.62
GFCO    Glenway Financial Corp.          3.22      7.54     4.43    3.12     0.3       1.99     56.07    51.78
GFED    Guaranty Federal Bcshs Inc.      3.75      7.65     4.07    3.59     0.36      2.12     53.92    49.25
GLMR    Gilmer Financial Svcs, Inc.      2.78      7.50     4.74    2.76     0.51      2.41     73.93    69.11
GOSB    GSB Financial Corp.              3.80      6.28     2.63    3.66     0.19      2.69     69.95    68.36
GPT     GreenPoint Financial Corp.       3.87      7.45     3.85    3.61     0.36      2.02     42.57    36.88
GSB     Golden State Bancorp Inc.        2.77      7.03     4.41    2.62     0.61      1.82     54.96    44.38
GSBC    Great Southern Bancorp Inc.      4.15      8.24     4.27    3.97     1.45      2.65     49.76    31.45
GSFC    Green Street Financial Corp.     4.36      7.44     3.13    4.31     0.07      1.79     40.97    40.04
GSLA    GS Financial Corp.               4.78      7.11     2.50    4.61     0.01      2.47     53.16    53.02
GTPS    Great American Bancorp           4.30      7.37     3.34    4.03     0.62      3.38     73.12    68.95
GUPB    GFSB Bancorp Inc.                2.96      7.39     4.46    2.93     0.07      1.61     53.64    52.50
HALL    Hallmark Capital Corp.           2.60      7.71     5.19    2.52     0.22      1.58     57.50    53.82
HARB    Harbor Florida Bancshares Inc.   3.87      7.83     4.07    3.76     0.36      1.99     47.89    42.91
HARL    Harleysville Savings Bank        2.73      7.41     4.74    2.67     0.12      1.24     44.82    42.39
HARS    Harris Financial Inc. (MHC)      2.47      7.09     4.70    2.39     0.32      1.80     63.64    58.82
HAVN    Haven Bancorp Inc.               2.98      7.09     4.25    2.84     0.84      2.71     73.25    65.33
HBBI    Home Building Bancorp            3.54      7.56     4.14    3.43     0.25      2.50     68.18    65.89
HBEI    Home Bancorp of Elgin Inc.       4.26      7.09     3.00    4.08     0.28      3.21     73.71    71.90
HBFW    Home Bancorp                     2.84      7.41     4.62    2.78     0.08      1.39     48.52    47.04
HBNK    Highland Bancorp Inc.            4.35      8.84     4.80    4.03     0.35      1.87     40.53    35.40
HBS     Haywood Bancshares Inc.          3.35      7.40     4.19    3.21     0.28      1.12     55.73    51.84
HBSC    Heritage Bancorp Inc.           NA        NA       NA      NA       NA        NA        NA       NA
HCBB    HCB Bancshares Inc.              3.15      7.27     4.24    3.03     0.25      2.67     79.15    77.41
HCBC    High Country Bancorp Inc.        4.41      8.07     3.86    4.21     0.20      3.31     75.02    73.84
HCFC    Home City Financial Corp.       NA        NA       NA      NA       NA        NA        NA       NA
HEMT    HF Bancorp Inc.                  2.47      7.06     4.67    2.39     0.26      2.20     70.70    67.50
HFBC    HopFed Bancorp Inc.              2.43      6.31     3.92    2.39     0.24      0.98     37.18    30.90

                                                                   Page 19 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                          Balance Sheet Growth
                                            as of the MRG                Market Data as of The Most Recent Quarter
                                     -------------------------  -----------------------------------------------------------
                                                                                                     MRQ       MRQ
                                        Asset   Loan   Deposit    MRQ      MRQ      MRQ      MRQ   Publicly   Tangible
                                        Growth Growth  Growth    Market   Price     Price    Price Reported Publicly Rep
                                        Rate    Rate    Rate     Value   Per Shar   High      Low  Book Vale Book Value
Ticker        Short Name                 (%)    (%)     (%)       ($)      ($)      ($)      ($)     ($)      ($)
-------------------------------      -------------------------  -----------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.   14.96   (2.47)  5.28     222.62    40.25   44.938   26.563  23.140    22.64
FFSL    First Independence Corp.        13.97   21.08  13.53      13.28    14.75   15.625   10.875  12.090    12.09
FFSX    First Fed SB of Siouxland(MHC)  23.42   22.81  19.91     103.58    33.50   35.750   20.750  14.510    11.49
FFWC    FFW Corp.                       25.42   20.44  26.28      24.64    20.00   21.500   12.750  13.140    12.06
FFWD    Wood Bancorp Inc.                0.92    3.99   9.53      47.91    20.00   27.000    8.466   8.180     8.18
FFYF    FFY Financial Corp.              7.68    1.92   0.83     133.04    33.38   35.375   25.500  20.830    20.83
FGHC    First Georgia Holding Inc.      19.32   20.73  20.68      43.99    12.13   12.625    7.000   4.440     4.14
FIBC    Financial Bancorp Inc.          15.29   17.01  10.88      46.93    25.00   27.000   14.875  16.430    16.36
FISB    First Indiana Corp.             13.96   14.00  10.72     317.88    26.88   30.000   14.479  12.270    12.13
FKFS    First Keystone Financial        22.41    8.74   6.32      45.25    18.25   19.000   10.625  10.650    10.65
FKKY    Frankfort First Bancorp Inc.     3.88    6.09  (4.25)     26.31    16.81   24.500   15.750  13.960    13.96
FLAG    FLAG Financial Corp.            78.08   81.69  66.01      92.47    13.42   14.333    7.833   7.450     7.45
FLFC    First Liberty Financial Corp.    8.57    6.15  11.25     273.24    22.33   22.917   14.000   8.570     7.84
FLGS    Flagstar Bancorp Inc.           68.78   70.72  78.19     340.04    26.50   26.500   13.000   9.770     9.46
FLKY    First Lancaster Bancshares      31.04   36.26  11.17      14.32    15.25   16.375   14.625  14.920    14.92
FMBD    First Mutual Bancorp Inc.       (8.09)   1.59  (5.32)     59.58    19.75   25.000   13.750  16.950    13.12
FMCO    FMS Financial Corp.             20.78   (3.32)  7.46     112.55    35.50   36.000   18.750  16.610    16.45
FMSB    First Mutual Savings Bank       10.09   19.52  16.62      70.30    18.00   20.167   10.606   7.750     7.75
FNGB    First Northern Capital Corp.     9.57    8.46   5.89     121.49    13.63   14.000    9.125   8.430     8.43
FOBC    Fed One Bancorp                  6.20   16.42   4.29      92.48    36.25   37.000   17.625  17.830    17.12
FPRY    First Financial Bancorp         10.78   25.03  10.52      NA       20.75   21.125   17.250  17.070    17.07
FSBI    Fidelity Bancorp Inc.           22.88   27.40  12.08      47.23    25.30   25.600   14.727  14.020    14.02
FSFF    First SecurityFed Financial     NA      NA     NA        107.33    15.50   NA       NA      14.590    14.55
FSLA    First Source Bancorp Inc.       14.03   17.04   1.64     317.40    10.86   13.927    4.878  NA        NA
FSNJ    Bayonne Bancshares Inc.          5.54   (2.88) (4.20)    148.26    13.38   13.375    7.160  10.630    10.63
FSPG    First Home Bancorp Inc.          7.38    4.35  11.18      85.72    31.81   32.125   18.000  14.100    13.92
FSPT    FirstSpartan Financial Corp.    29.62   18.87   7.34     194.92    45.13   45.125   35.000  29.870    29.87
FSSB    First FS&LA of San Bernardino    0.37   11.00   1.86       3.16     9.75   11.500    9.000  13.680    13.18
FSTC    First Citizens Corp.            36.90   31.41  42.51      84.56    34.00   35.500   14.167  12.860    10.28
FTF     Texarkana First Financial Corp   9.92    5.41   6.95      52.32    27.75   29.500   15.625  15.990    15.99
FTFC    First Federal Capital Corp.      3.27    7.99  14.54     321.70    33      34.000   16.833  12.240    11.61
FTNB    Fulton Bancorp Inc.             10.21    6.69   3.65      33.57    22.00   26.500   17.500  15.060    15.06
FTSB    Fort Thomas Financial Corp.      7.31    8.40   9.16      22.11    15.06   15.625    9.250  10.870    10.87
FWWB    First SB of Washington Bancorp  16.34   26.39   9.36     246.21    27.50   28.563   18.000  16.120    14.93
GAF     GA Financial Inc.               22.04   43.76   3.19     153.80    20.38   20.750   14.875  15.090    14.95
GBNK    Gaston Federal Bancorp (MHC)    NA      NA     NA         71.94    NA      NA       NA      NA        NA
GDW     Golden West Financial            2.96    6.64   7.04   6,215.10    95.81   98.563   59.875  49.220    49.22
GFCO    Glenway Financial Corp.          6.99   10.62  -0.87      54.78    20.00   21.25    10.25   12.6      12.49
GFED    Guaranty Federal Bcshs Inc.     25.65   26.02  (1.12)     80.16    12.50   14.436    6.409  11.210    11.21
GLMR    Gilmer Financial Svcs, Inc.      7.89   14.84  14.24       2.70    11.00   12.000   10.000  19.880    19.88
GOSB    GSB Financial Corp.             24.30   NA     (0.65)     38.78    17.38   18.938   14.250  14.880    14.88
GPT     GreenPoint Financial Corp.      (0.25)  15.72  (3.23)  3,494.90    35.94   37.313   25.875  17.430     9.72
GSB     Golden State Bancorp Inc.        3.45    4.38   5.52   2,175.04    38.19   38.813   22.500  16.980    15.41
GSBC    Great Southern Bancorp Inc.     19.98   12.62   7.39     207.99    25.50   26.250   16.000   8.310     8.25
GSFC    Green Street Financial Corp.     2.03    6.04   2.74      70.38    18.25   20.750   17.000  14.810    14.81
GSLA    GS Financial Corp.              (4.39)  23.40 (46.68)     58.20    20.63   21.000   13.375  16.080    16.08
GTPS    Great American Bancorp           6.05   15.40   9.46      34.55    20.88   21.500   15.500  18.380    18.38
GUPB    GFSB Bancorp Inc.               35.97   53.87  21.50      18.62    15.00   15.000   11.417  12.140    12.14
HALL    Hallmark Capital Corp.           2.85    4.20   2.41      44.00    15.50   18.000    8.750  11.680    11.68
HARB    Harbor Florida Bancshares Inc.  16.24   10.63   2.34     364.55    11.88   12.564    5.824   8.290     8.19
HARL    Harleysville Savings Bank       10.54    5.29   5.20      54.13    31.00   31.125   20.250  14.660    14.66
HARS    Harris Financial Inc. (MHC)     16.31    6.87  (3.09)    817.13    26.63   27.875    6.042   5.410     4.86
HAVN    Haven Bancorp Inc.              16.78   28.38  26.75     234.14    24.25   25.000   15.250  12.910    12.88
HBBI    Home Building Bancorp           (4.79)   1.69  (7.69)      7.48    21.25   23.750   18.500  20.610    20.61
HBEI    Home Bancorp of Elgin Inc.       2.87   15.23   5.81     112.26    17.00   19.313   14.125  13.95     13.95
HBFW    Home Bancorp                     7.80   17.25   8.91      75.15    33.56   37.625   20.125  18.040    18.04
HBNK    Highland Bancorp Inc.           15.72   12.83   8.24      99.29    38.50   38.500   20.500  18.760    18.76
HBS     Haywood Bancshares Inc.          3.88    3.51   2.97      28.45    22.50   23.000   15.625  18.050    17.48
HBSC    Heritage Bancorp Inc.           NA      NA     NA         93.73    NA      NA       NA      NA        NA
HCBB    HCB Bancshares Inc.             16.12    8.46  (1.86)     39.68    14.50   14.5     12.625  14.45     13.95
HCBC    High Country Bancorp Inc.       NA      NA     NA         19.84    15.25   15.500   14.438  13.650    13.65
HCFC    Home City Financial Corp.       NA      NA     NA         14.02    18.63   NA       NA      15.690    15.69
HEMT    HF Bancorp Inc.                  8.26   25.98   3.34     108.42    17.00   18.250   12.250  13.270    11.26
HFBC    HopFed Bancorp Inc.              8.92    7.29 (12.54)     83.45    17.75   17.750   16.000  14.260    14.26

                                                                   Page 20 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                 Income Statement as of The Most Recent Quarter
                                     -------------------------------------------------------------------------
                                                                    Net      Non-       Non-
                                                 Interest Interest Interest interest   interest
                                        Net       Income\ Expense/ Income/   Avg      Expense/ Effic-  Over-
                                       Interest    Avg      Avg     Avg    Income/      Avg     iency   head
                                        Margin    Assets  Assets    Assets  Assets     Assets   Ratio   Ratio
Ticker        Short Name                 (%)       (%)     (%)       (%)     (%)       (%)        (%)    (%)
-------------------------------      -------------------------------------------------------------------------
HFFB    Harrodsburg First Fin Bancorp    3.65      7.15     3.57    3.58     0.10      1.54     41.82    40.27
HFFC    HF Financial Corp.               3.78      8.05     4.46    3.59     1.68      3.31     61.40    43.37
HFGI    Harrington Financial Group       1.14      6.44     5.32    1.11     0.05      1.11     94.75    94.50
HFNC    HFNC Financial Corp.             3.33      7.66     4.43    3.23     0.11      1.81     53.84    52.26
HFSA    Hardin Bancorp Inc.              2.72      7.84     4.93    2.90     0.29      1.97     61.99    58.20
HFWA    Heritage Financial Corp.        NA        NA       NA      NA       NA        NA        NA       NA
HHFC    Harvest Home Financial Corp.     2.56      7.04     4.52    2.52     0.06      1.67     64.66    63.76
HIFS    Hingham Instit. for Savings      4.04      7.80     3.89    3.91     0.29      2.08     49.45    45.71
HLFC    Home Loan Financial Corp.        4.66      7.97     3.40    4.57     0.35      2.76     56.09    52.73
HMLK    Hemlock Federal Financial Corp   3.55      6.95     3.45    3.50     0.35      2.20     57.27    52.96
HMNF    HMN Financial Inc.               2.68      7.10     4.49    2.60     0.18      1.67     58.83    55.91
HOMF    Home Federal Bancorp             3.65      7.87     4.40    3.48     0.83      2.19     51.92    40.42
HPBC    Home Port Bancorp Inc.           4.62      8.06     3.60    4.46     0.44      2.15     43.88    38.30
HRBF    Harbor Federal Bancorp Inc.      3.02      7.40     4.44    2.96     0.18      1.86     59.41    56.98
HRZB    Horizon Financial Corp.          3.68      7.70     4.19    3.51     0.30      1.42     37.32    31.92
HTHR    Hawthorne Financial Corp.        3.87      8.89     5.14    3.75     0.41      2.43     60.61    56.34
HWEN    Home Financial Bancorp           4.50      8.70     4.35    4.34     0.35      3.29     70.01    67.62
HZFS    Horizon Financial Svcs Corp.     3.20      7.58     4.50    3.08     0.51      2.28     63.19    57.12
IBSF    IBS Financial Corp.              3.12      7.00     3.96    3.04     0.12      1.91     60.61    59.05
ICBC    Independence Comm. Bank Corp.   NA        NA       NA      NA       NA        NA        NA       NA
IFSB    Independence Federal Svgs Bank   2.50      7.16     4.78    2.39     1.10      3.05     83.52    75.91
INBI    Industrial Bancorp Inc.          3.99      8.05     4.13    3.92     0.15      1.75     43.05    40.85
IPSW    Ipswich Savings Bank             3.51      7.15     3.80    3.35     0.51      2.28     59.64    53.48
ITLA    ITLA Capital Corp.               4.90      9.99     5.13    4.86     0.24      2.15     41.04    38.15
IWBK    InterWest Bancorp Inc.           3.23      7.57     4.54    3.04     0.61      2.24     59.63    51.54
JOAC    Joachim Bancorp Inc.             4.22      7.19     3.06    4.12     0.14      2.95     69.75    68.74
JSB     JSB Financial Inc.               4.71      7.04     2.58    4.46     0.28      1.12     37.57    33.68
JSBA    Jefferson Savings Bancorp        3.02      7.54     4.62    2.93     0.19      1.90     56.45    53.65
JXSB    Jacksonville Savings Bk (MHC)    3.56      7.62     4.31    3.31     0.43      2.88     77.07    74.11
JXVL    Jacksonville Bancorp Inc.        3.88      7.79     4.00    3.79     0.58      2.25     53.83    46.75
KFBI    Klamath First Bancorp            3.35      7.06     3.85    3.22     0.21      1.83     49.77    46.51
KNK     Kankakee Bancorp Inc.            3.20      7.17     4.12    3.05     0.50      2.39     65.16    59.43
KSAV    KS Bancorp Inc.                  3.86      7.80     4.12    3.68     0.11      2.01     52.79    51.36
KSBK    KSB Bancorp Inc.                 4.49      8.32     3.97    4.36     0.77      3.15     60.51    53.52
KYF     Kentucky First Bancorp Inc.      3.48      7.27     3.87    3.40     0.19      1.92     53.56    50.93
LARK    Landmark Bancshares Inc.         3.15      7.52     4.43    3.09     0.25      1.65     49.14    44.94
LARL    Laurel Capital Group Inc.        3.68      7.42     3.81    3.61     0.34      1.72     43.16    37.84
LFBI    Little Falls Bancorp Inc.        2.67      6.78     4.20    2.58     0.07      1.70     60.97    59.93
LFCO    Life Financial Corp.             4.10      9.31     5.70    3.61    11.27      5.81     38.7(   152.30)
LFED    Leeds Federal Bankshares (MHC)   2.93      7.02     4.16    2.86     0.11      1.08     36.27    33.82
LISB    Long Island Bancorp Inc.         2.76      6.92     4.27    2.66     0.42      1.80     57.82    51.07
LO      Local Financial Corp.            1.78      7.25     5.53    1.72     0.39      1.27     58.06    48.50
LOGN    Logansport Financial Corp.       3.86      7.49     3.79    3.70     0.21      1.48     37.68    34.07
LONF    London Financial Corp.           3.73      7.66     3.97    3.69     0.18      2.34     60.61    58.70
LSBI    LSB Financial Corp.              3.54      7.79     4.46    3.33     0.38      2.44     65.86    61.95
LSBX    Lawrence Savings Bank            3.25      7.22     4.07    3.15     0.36      2.22     63.06    58.82
LVSB    Lakeview Financial Corp.         3.45      6.97     3.65    3.32     0.69      2.34     50.34    39.98
LXMO    Lexington B&L Financial Corp.    4.00      8.06     4.15    3.90     0.30      2.70     63.02    60.14
MAFB    MAF Bancorp Inc.                 2.93      7.16     4.38    2.78     0.46      1.47     48.77    40.38
MARN    Marion Capital Holdings          4.23      7.69     3.80    3.89     0.44      2.56     52.41    47.03
MASB    MASSBANK Corp.                   2.90      6.64     3.79    2.85     0.20      1.39     44.48    40.52
MBBC    Monterey Bay Bancorp Inc.        2.86      7.15     4.41    2.74     0.36      2.34     68.63    64.49
MBLF    MBLA Financial Corp.             2.15      7.04     4.92    2.13     0.00      0.71     33.24    33.11
MBSP    Mitchell Bancorp Inc.            5.04      7.72     2.85    4.87     0.01      2.41     49.27    49.18
MCBN    Mid-Coast Bancorp Inc.           3.99      8.07     4.31    3.77     0.41      2.97     70.73    67.57
MDBK    Medford Bancorp Inc.             3.25      6.95     3.83    3.12     0.25      1.70     47.17    43.02
MECH    MECH Financial Inc.              3.72      7.02     3.53    3.49     0.88      2.68     61.63    51.99
METF    Metropolitan Financial Corp.     3.47      8.25     4.97    3.28     0.41      2.38     63.51    58.94
MFBC    MFB Corp.                        3.24      7.54     4.37    3.17     0.20      2.03     60.37    57.93
MFFC    Milton Federal Financial Corp.   2.87      7.31     4.53    2.78     0.14      1.95     67.07    65.40
MFLR    Mayflower Co-operative Bank      4.00      7.47     3.71    3.76     0.37      2.40     57.37    53.23
MFSL    Maryland Federal Bancorp         2.75      7.23     4.59    2.65     0.25      1.60     54.39    50.14
MIFC    Mid-Iowa Financial Corp.         2.97      7.27     4.43    2.84     0.92      2.17     57.76    44.05
MIVI    Mississippi View Holding Co.     3.91      7.48     3.62    3.85     0.25      2.35     57.68    54.88

                                                                   Page 20 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                          Balance Sheet Growth
                                            as of the MRG                Market Data as of The Most Recent Quarter
                                     -------------------------  -----------------------------------------------------------
                                                                                                     MRQ       MRQ
                                        Asset   Loan   Deposit    MRQ      MRQ      MRQ      MRQ   Publicly   Tangible
                                        Growth Growth  Growth    Market   Price     Price    Price Reported Publicly Rep
                                        Rate    Rate    Rate     Value   Per Shar   High      Low  Book Vale Book Value
Ticker        Short Name                 (%)    (%)     (%)       ($)      ($)      ($)      ($)     ($)      ($)
-------------------------------      -------------------------  -----------------------------------------------------------
HFFB    Harrodsburg First Fin Bancorp    0.59    5.28  (0.31)     31.64    17.38   18.000   14.750  15.980    15.98
HFFC    HF Financial Corp.               1.63    1.27   4.31     101.25    19.75   20.000   12.500  12.590    12.59
HFGI    Harrington Financial Group       7.33   57.30  27.69      37.25    11.38   13.750   10.500   7.390     7.39
HFNC    HFNC Financial Corp.            16.21   27.42  (3.53)    208.99    13.19   19.875   13.125   9.830     9.83
HFSA    Hardin Bancorp Inc.             17.22   12.42   9.52      15.96    19.38   19.375   13.500  16.370    16.37
HFWA    Heritage Financial Corp.        NA      NA     NA        145.23    15.25   NA       NA       9.530     9.53
HHFC    Harvest Home Financial Corp.     9.36    2.75   4.14      13.37    15.00   15.750   10.250  11.570    11.57
HIFS    Hingham Instit. for Savings     12.66   13.92   5.80      45.62    37.00   37.000   18.000  16.840    16.84
HLFC    Home Loan Financial Corp.       38.71   14.41   2.73      34.29    15.75   15.750   15.250  13.820    13.82
HMLK    Hemlock Federal Financial Corp  16.13   51.73   1.97      34.60    19.00   19.000   12.500  15.460    15.46
HMNF    HMN Financial Inc.              32.39   33.89  28.25     106.36    20.00   21.667   12.667  13.67     12.71
HOMF    Home Federal Bancorp             6.26    3.45   2.51     158.94    29.25   32.750   16.667  12.650    12.31
HPBC    Home Port Bancorp Inc.          19.29   22.03  15.89      48.12    26.50   27.625   16.500  11.980    11.98
HRBF    Harbor Federal Bancorp Inc.      5.32    2.28   0.84      38.10    25.00   25.250   15.500  17.320    17.32
HRZB    Horizon Financial Corp.          6.17    8.65   5.96     130.86    18.75   19.250   11.957  11.220    11.22
HTHR    Hawthorne Financial Corp.       24.93   35.51  19.88      56.95    19.75   24.000    9.250  14.070    14.07
HWEN    Home Financial Bancorp           5.13    3.81   8.87       8.48     8.75    9.750    7.375   8.030     8.03
HZFS    Horizon Financial Svcs Corp.    18.30    7.84   4.70      14.30    15.75   16.750    8.500   9.600     9.60
IBSF    IBS Financial Corp.              1.63   14.75   0.78     197.99    19.44   21.188   14.250  11.910    11.91
ICBC    Independence Comm. Bank Corp.   NA      NA     NA      1,288.03    NA      NA       NA      NA        NA
IFSB    Independence Federal Svgs Bank   4.49    2.07   2.52      21.78    19.63   19.625    7.500  15.460    13.99
INBI    Industrial Bancorp Inc.         12.04   13.13   4.22      94.64    22.50   23.375   12      12.14     12.14
IPSW    Ipswich Savings Bank            43.54   53.08  23.92      41.82    16.13   16.500    6.875   5.250     5.25
ITLA    ITLA Capital Corp.              24.74   26.16  25.00     166.51    21.25   21.250   14.000  13.360    13.32
IWBK    InterWest Bancorp Inc.          18.04   16.52   5.32     391.49    45.13   45.125   27.625  16.790    16.53
JOAC    Joachim Bancorp Inc.            (2.51)   5.24  (0.15)     12.15    16.00   16.000   14.000  13.700    13.70
JSB     JSB Financial Inc.               2.16   19.21  (1.17)    578.78    55.94   55.938   40.000  37.690    37.69
JSBA    Jefferson Savings Bancorp       (4.25)  (7.85) (3.16)    300.66    30.25   30.250   13.875  12.740    10.22
JXSB    Jacksonville Savings Bk (MHC)    3.55    1.07   3.46      41.02    23.25   24.750   10.667   9.230     9.23
JXVL    Jacksonville Bancorp Inc.        8.59   10.61   9.94      50.73    20.38   23.250   13.250  14.290    14.29
KFBI    Klamath First Bancorp           45.39   19.15  64.08     193.79    23.00   24.250   16.500  16.160    14.83
KNK     Kankakee Bancorp Inc.           16.68    9.75  19.73      48.99    37.25   37.750   26.625  27.960    23.26
KSAV    KS Bancorp Inc.                 13.03   16.52   9.68      NA       24.75   25.500   14.813  16.500    16.50
KSBK    KSB Bancorp Inc.                10.46   19.77  18.95      23.75    18.00   22.500    9.000   9.560     8.31
KYF     Kentucky First Bancorp Inc.     (8.01)   0.87   3.03      19.55    14.00   15.000   10.563  11.240    11.24
LARK    Landmark Bancshares Inc.         3.34   15.98   0.38      45.18    26.00   27.250   18.750  19.600    19.60
LARL    Laurel Capital Group Inc.        3.93    0.06   0.41      46.50    21.75   23.500   13.417  10.540    10.54
LFBI    Little Falls Bancorp Inc.       17.16   21.51   2.77      48.31    20.00   20.500   12.750  14.630    13.51
LFCO    Life Financial Corp.           145.51  214.25  83.33     137.48    20.00   21.875   10.750   8.940     8.94
LFED    Leeds Federal Bankshares (MHC)   6.07    8.29   5.53     102.35    22.25   23.500   11.833   9.520     9.52
LISB    Long Island Bancorp Inc.         8.28    4.69   2.59   1,486.93    63.25   65.750   33.000  23.550    23.35
LO      Local Financial Corp.          (19.93)   0.38   2.61     266.98    NA      NA       NA      NA        NA
LOGN    Logansport Financial Corp.      12.23   14.88   6.64      21.44    18.13   18.125   12.500  13.310    13.31
LONF    London Financial Corp.           1.62    3.80   6.52       7.78    16.75   21.000   14.000  10.230    10.23
LSBI    LSB Financial Corp.             14.91   13.36  15.67      28.87    30.48   31.429   18.141  20.170    20.17
LSBX    Lawrence Savings Bank            3.81   10.00   1.65      66.37    17.13   19.313    9.125   9.160     9.16
LVSB    Lakeview Financial Corp.         0.19   21.27  (0.18)    111.43    25.00   26.000   13.625  11.750     9.64
LXMO    Lexington B&L Financial Corp.   58.19   40.16  79.63      17.79    16.38   17.875   14.125  15.190    14.25
MAFB    MAF Bancorp Inc.                 8.49   11.36   2.53     571.14    38.06   39.250   24.833  18.080    16.04
MARN    Marion Capital Holdings         10.39    8.48  10.05      49.38    28.13   29.000   21.250  22.300    21.83
MASB    MASSBANK Corp.                   3.14   10.07   1.86     179.34    50.13   51.250   29.906  29.850    29.44
MBBC    Monterey Bay Bancorp Inc.       (4.55)  15.59   2.98      67.68    25.63   26.750   15.500  15.840    14.81
MBLF    MBLA Financial Corp.            (1.11)  14.58  15.53      30.08    27.38   30.625   20.250  22.380    22.38
MBSP    Mitchell Bancorp Inc.            8.96    2.90  16.93      15.59    16.75   18       15.25   15.6      15.60
MCBN    Mid-Coast Bancorp Inc.           6.94    3.19   7.09       8.54    13.83   13.833    6.167   7.500     7.50
MDBK    Medford Bancorp Inc.             6.29    1.38   2.88     188.98    44.00   44.000   24.750  22.790    21.54
MECH    MECH Financial Inc.             19.97   14.09   7.32     152.86    30.50   30.500   17.000  17.140    17.14
METF    Metropolitan Financial Corp.    22.63   10.92  22.70     105.77    17.00   18.875    5.375   5.420     5.01
MFBC    MFB Corp.                       24.05   28.42   7.78      44.60    27.25   30.375   18.750  20.710    20.71
MFFC    Milton Federal Financial Corp.  26.83   32.56  11.67      36.07    15.88   17.000   13.250  12.490    12.49
MFLR    Mayflower Co-operative Bank      9.51    4.22   2.79      21.36    25.00   26.750   15.750  14.310    14.09
MFSL    Maryland Federal Bancorp         5.63   (0.26)  5.41     255.16    35.94   35.938   17.188  16.070    15.92
MIFC    Mid-Iowa Financial Corp.        19.00   10.05  12.40      20.47    12.25   12.625    7.313   7.550     7.54
MIVI    Mississippi View Holding Co.    (2.43)   1.39  (2.62)     14.80    18.50   19.750   12.000  16.850    16.85

                                                                   Page 21 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                 Income Statement as of The Most Recent Quarter
                                     -------------------------------------------------------------------------
                                                                    Net      Non-       Non-
                                                 Interest Interest Interest interest   interest
                                        Net       Income\ Expense/ Income/   Avg      Expense/ Effic-  Over-
                                       Interest    Avg      Avg     Avg    Income/      Avg     iency   head
                                        Margin    Assets  Assets    Assets  Assets     Assets   Ratio   Ratio
Ticker        Short Name                 (%)       (%)     (%)       (%)     (%)       (%)        (%)    (%)
-------------------------------      -------------------------------------------------------------------------
MONT    Montgomery Financial Corp.       3.58      7.79     4.36    3.44     0.03      2.03     59.51    59.11
MRKF    Market Financial Corp.           3.95      6.87     2.96    3.91     0.01      2.22     56.69    56.55
MSBF    MSB Financial Inc.               4.77      8.33     3.74    4.59     0.46      2.79     55.44    50.92
MSBK    Mutual Savings Bank FSB          1.79      6.47     4.73    1.73     0.45      2.17     99.71    99.64
MWBI    Midwest Bancshares Inc.          2.85      7.38     4.64    2.74     0.22      1.75     58.92    55.57
MWBX    MetroWest Bank                   4.09      7.75     3.84    3.91     0.37      2.62     59.75    55.92
MYST    Mystic Financial Inc.           NA        NA       NA      NA       NA        NA        NA       NA
NASB    NASB Financial Inc.              3.62      8.41     4.88    3.53     0.82      2.04     47.31    35.08
NBCP    Niagara Bancorp Inc. (MHC)      NA        NA       NA      NA       NA        NA        NA       NA
NBN     Northeast Bancorp                4.03      8.28     4.38    3.89     0.63      3.15     67.26    61.94
NBSI    North Bancshares Inc.            3.13      7.23     4.16    3.07     0.20      2.58     78.78    77.39
NEIB    Northeast Indiana Bancorp        3.58      7.96     4.43    3.52     0.33      1.73     44.96    39.82
NEP     Northeast PA Financial Corp.    NA        NA       NA      NA       NA        NA        NA       NA
NHTB    New Hampshire Thrift Bncshrs     3.85      7.70     4.12    3.58     0.71      2.79     62.70    55.28
NMSB    NewMil Bancorp Inc.              3.86      7.30     3.56    3.74     0.45      2.61     65.61    61.50
NSLB    NS&L Bancorp Inc.                3.29      6.71     3.52    3.20     0.50      2.56     69.29    64.52
NSSY    NSS Bancorp Inc.                 3.12      7.11     4.09    3.02     0.60      2.45     66.46    59.76
NTBK    Net.B@nk Inc.                    3.15      6.88    NA       3.11     0.29      8.76    257.99   272.51
NTMG    Nutmeg Federal S&LA              4.18      7.20     3.25    3.95     1.29      4.02     74.95    66.79
NWEQ    Northwest Equity Corp.           3.83      8.01     4.39    3.62     0.44      2.34     55.95    50.54
NWSB    Northwest Bancorp Inc. (MHC)     3.77      7.82     4.22    3.60     0.31      2.23     54.91    51.05
OCFC    Ocean Financial Corp.            3.07      7.00     4.02    2.98     0.17      1.61     51.31    48.52
OCN     Ocwen Financial Corp.            4.66      9.33     5.41    3.92     1.35      4.23     88.49    84.53
OFCP    Ottawa Financial Corp.           3.32      7.46     4.37    3.08     0.47      2.20     58.21    51.85
OHSL    OHSL Financial Corp.             3.12      7.64     4.59    3.05     0.16      1.97     61.58    59.51
OSFS    Ohio State Financial Services    3.85      7.10     3.35    3.76     0.12      2.39     61.92    60.72
OTFC    Oregon Trail Financial Corp.    NA        NA       NA      NA       NA        NA        NA       NA
PBCI    Pamrapo Bancorp Inc.             4.70      7.69     3.25    4.44     0.37      2.71     54.61    50.86
PBCT    People's Bank (MHC)              3.50      6.66     3.45    3.21     2.54      4.21     71.79    49.46
PBHC    Pathfinder Bancorp Inc. (MHC)    4.11      7.39     3.63    3.76     0.49      3.14     70.14    66.28
PBKB    People's Bancshares Inc.         2.88      7.17     4.40    2.77     0.28      2.45     78.37    76.22
PBOC    PBOC Holdings Inc.               1.84      6.85     5.08    1.77     0.12      1.68     84.43    83.40
PCBC    Perry County Financial Corp.     2.78      6.88     4.13    2.74     0.04      1.09     39.16    38.23
PDB     Piedmont Bancorp Inc.            3.98      7.89     4.01    3.88     0.26      2.13     54.02    50.88
PEDE    Great Pee Dee Bancorp           NA        NA       NA      NA       NA        NA        NA       NA
PEEK    Peekskill Financial Corp.        3.64      6.75     3.16    3.60     0.12      1.83     49.17    47.44
PERM    Permanent Bancorp Inc.           2.72      7.15     4.54    2.62     0.43      1.99     64.17    58.27
PFDC    Peoples Bancorp                  3.73      7.74     4.06    3.68     0.24      1.48     37.31    33.25
PFED    Park Bancorp Inc.                3.53      7.08     3.68    3.40     0.12      2.15     68.24    67.14
PFFB    PFF Bancorp Inc.                 2.82      7.17     4.44    2.73     0.47      1.95     59.85    52.87
PFFC    Peoples Financial Corp.          3.68      7.29     3.71    3.58     0.03      2.52     69.78    69.50
PFNC    Progress Financial Corp.         4.63      8.26     3.94    4.32     1.31      4.15     71.93    63.42
PFSB    PennFed Financial Services Inc   2.48      7.10     4.71    2.39     0.16      1.27     42.64    38.89
PFSL    Pocahontas Bancorp Inc.          2.08      7.04     5.01    2.03     0.33      1.40     59.19    52.49
PHBK    Peoples Heritage Finl Group      4.54      7.66     3.48    4.17     1.00      3.23     59.15    49.39
PHFC    Pittsburgh Home Financial Corp   2.82      7.46     4.74    2.72     0.20      1.73     58.68    55.70
PHSB    Peoples Home Savings Bk (MHC)    3.57      7.21     3.75    3.45     0.37      2.78     72.73    69.81
PLSK    Pulaski Savings Bank (MHC)       3.13      7.17     4.13    3.04     0.12      2.06     64.86    63.48
PRBC    Prestige Bancorp Inc.            3.13      7.01     3.97    3.04     0.27      2.39     72.19    69.73
PROV    Provident Financial Holdings     3.15      7.15     4.13    3.03     0.68      2.83     76.73    71.53
PSBK    Progressive Bank Inc.            4.08      7.79     3.91    3.87     0.37      2.41     53.03    48.51
PSFC    Peoples-Sidney Financial Corp.   3.96      7.74     3.85    3.89     0.06      2.00     50.72    49.95
PSFI    PS Financial Inc.                4.81      7.46     2.75    4.71     0.09      1.46     30.46    29.20
PTRS    Potters Financial Corp.          3.35      7.20     3.97    3.23     0.30      2.45     69.41    66.61
PULB    Pulaski Bank, Svgs Bank (MHC)    3.78      7.61     3.92    3.70     0.31      2.44     60.93    57.65
PULS    Pulse Bancorp                    2.67      6.99     4.38    2.61     0.08      1.04     38.65    36.84
PVFC    PVF Capital Corp.                3.89      8.70     4.84    3.86     0.30      2.17     52.14    48.38
PVSA    Parkvale Financial Corp.         2.98      7.22     4.30    2.92     0.24      1.43     44.79    40.27
PWBK    Pennwood Bancorp Inc.            4.43      7.93     3.75    4.18     0.30      2.88     62.31    59.65
QCBC    Quaker City Bancorp Inc.         3.06      7.64     4.63    3.01     0.35      1.85     52.20    46.70
QCFB    QCF Bancorp Inc.                 4.20      7.22     3.11    4.12     0.38      1.82     40.34    34.77
QCSB    Queens County Bancorp Inc.       4.40      8.18     3.94    4.23     0.13      1.81     41.28    39.43
RARB    Raritan Bancorp Inc.             3.48      7.17     3.85    3.32     0.27      1.96     53.75    49.95
RCBK    Richmond County Financial Corp  NA        NA       NA      NA       NA        NA        NA       NA

                                                                  Page 21 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                          Balance Sheet Growth
                                            as of the MRG                Market Data as of The Most Recent Quarter
                                     -------------------------  -----------------------------------------------------------
                                                                                                     MRQ       MRQ
                                        Asset   Loan   Deposit    MRQ      MRQ      MRQ      MRQ   Publicly   Tangible
                                        Growth Growth  Growth    Market   Price     Price    Price Reported Publicly Rep
                                        Rate    Rate    Rate     Value   Per Shar   High      Low  Book Vale Book Value
Ticker        Short Name                 (%)    (%)     (%)       ($)      ($)      ($)      ($)     ($)      ($)
-------------------------------      -------------------------  -----------------------------------------------------------
MONT    Montgomery Financial Corp.      16.56   17.61   7.65      21.08    12.88   14.000   11.000  12.050    12.05
MRKF    Market Financial Corp.           2.51   19.06   0.76      18.37    17.25   17.500   12.250  15.250    15.25
MSBF    MSB Financial Inc.               5.00   10.03   3.84      20.90    16.63   19.500   10.375  10.780    10.78
MSBK    Mutual Savings Bank FSB         (0.89)  19.85   1.19      50.41    12.25   14.625    6.500   7.760     7.76
MWBI    Midwest Bancshares Inc.         14.14   10.41   1.00      16.35    16.00   19.500    9.333  10.630    10.63
MWBX    MetroWest Bank                  16.52   10.55  17.02     111.10     7.78    9.500    4.625   3.280     3.28
MYST    Mystic Financial Inc.           NA      NA     NA         41.34    17.69   NA       NA      13.200    13.20
NASB    NASB Financial Inc.             (0.62)  (2.16)  6.96     146.70    53.13   56.000   33.875  27.830    27.02
NBCP    Niagara Bancorp Inc. (MHC)      NA      NA     NA        435.19    NA      NA       NA      NA        NA
NBN     Northeast Bancorp               25.49   36.72  12.48      39.38    18.13   19.500    9.167   9.720     8.83
NBSI    North Bancshares Inc.           (1.28)   2.26   1.84      20.80    17.50   18.833   12.750  10.600    10.60
NEIB    Northeast Indiana Bancorp       15.87   16.11  30.75      35.98    22.63   22.750   13.250  15.830    15.83
NEP     Northeast PA Financial Corp.    NA      NA     NA         89.99    NA      NA       NA      NA        NA
NHTB    New Hampshire Thrift Bncshrs     2.41   (1.46)  2.99      40.77    21.50   22.750   11.750  12.410    10.78
NMSB    NewMil Bancorp Inc.             16.80    3.10   7.59      52.31    13.75   14.500    8.875   8.590     8.59
NSLB    NS&L Bancorp Inc.                5.26   13.61  12.03      12.07    17.59   19.500   16.250  16.750    16.63
NSSY    NSS Bancorp Inc.                 8.31   (1.01)  8.18     102.06    47.25   47.500   23.000  22.860    22.25
NTBK    Net.B@nk Inc.                   NM       0.00  NM        152.11    24.75   24.750    8.750   5.550     5.55
NTMG    Nutmeg Federal S&LA             19.11   11.14  18.22      10.88    11.00   11.250    5.250   6.580     6.58
NWEQ    Northwest Equity Corp.           3.15    3.46   0.85      16.80    20.75   20.750   11.875  14.820    14.82
NWSB    Northwest Bancorp Inc. (MHC)    20.63   19.10  22.32     743.55    16.81   17.188    7.125   4.550     4.07
OCFC    Ocean Financial Corp.            9.41   18.39   4.39     300.97    18.50   19.188   13.813  13.900    13.9
OCN     Ocwen Financial Corp.           29.13    8.57  (8.22)  1,506.37    27.75   30.375   13.000   7.370     6.98
OFCP    Ottawa Financial Corp.           6.58    7.22   4.39     151.65    29.00   34.000   18.636  14.550    11.93
OHSL    OHSL Financial Corp.             9.30    2.96   8.19      41.72    16.13   18.375   11.313  10.920    10.92
OSFS    Ohio State Financial Services   12.17   (2.73) (5.90)     10.15    15.50   15.500   15.500  16.470    16.47
OTFC    Oregon Trail Financial Corp.    NA      NA     NA         71.49    17.38   NA       NA      15.340    15.34
PBCI    Pamrapo Bancorp Inc.             3.83    4.91   2.73      80.67    28.75   28.750   18.500  17.200    17.10
PBCT    People's Bank (MHC)             21.38   11.92  22.36   2,483.21    37.97   38.750   19.000  13.180    11.29
PBHC    Pathfinder Bancorp Inc. (MHC)    3.05   15.12  (2.47)     61.23    23.50   24.625    7.250   8.350     7.07
PBKB    People's Bancshares Inc.        57.08   88.15  17.62      84.37    25.00   26.000   11.625   9.560     9.23
PBOC    PBOC Holdings Inc.              26.61   33.14  (7.63)    288.94    NA      NA       NA       9.870     9.87
PCBC    Perry County Financial Corp.     7.99   23.17   0.51      19.35    23.38   25.000   18.750  19.690    19.69
PDB     Piedmont Bancorp Inc.           12.07   15.23   7.82      26.82    10.75   11.625   10.000   7.770     7.77
PEDE    Great Pee Dee Bancorp           NA      NA     NA         34.13    15.75   NA       NA      14.19     14.19
PEEK    Peekskill Financial Corp.        7.26    7.11   3.63      53.17    17.38   18.250   13.375  14.920    14.92
PERM    Permanent Bancorp Inc.           1.66    2.40   0.69      67.44    15.56   15.563   10.188  10.340    10.22
PFDC    Peoples Bancorp                  6.15    9.67   5.56      76.84    23.00   25.000   14.500  13.430    13.43
PFED    Park Bancorp Inc.               10.88    9.40   8.49      42.57    18.75   19.750   14.250  16.850    16.85
PFFB    PFF Bancorp Inc.                10.91    0.36   1.74     324.91    20.63   21.500   13.625  14.900    14.75
PFFC    Peoples Financial Corp.         (8.33)  26.74   0.75      18.85    16.25   19.000   12.750  11.110    11.11
PFNC    Progress Financial Corp.        16.38   20.38  10.85      95.33    17.88   18.500    7.679   6.370     5.65
PFSB    PennFed Financial Services Inc  17.30   13.57  15.06     163.48    18.13   19.000   11.125  11.780    10.21
PFSL    Pocahontas Bancorp Inc.          7.35   20.10  45.16      65.45    11.12   11.430    4.410  NA        NA
PHBK    Peoples Heritage Finl Group     33.92   38.89  22.44   2,102.16    24.13   24.125   13.750   8.820     6.71
PHFC    Pittsburgh Home Financial Corp  42.75   26.35   5.98      34.71    18.63   20.813   14.000  12.760    12.61
PHSB    Peoples Home Savings Bk (MHC)    8.77    2.67  (1.59)     55.55    19.75   20.000   13.625  10.330    10.33
PLSK    Pulaski Savings Bank (MHC)      (0.90)   2.37   8.88      37.68    18.38   24.500   11.500  10.440    10.44
PRBC    Prestige Bancorp Inc.           26.61   26.03   7.21      20.52    17.42   17.418   13.478  15.000    15.00
PROV    Provident Financial Holdings    25.60   27.11  12.09     104.47    23.50   24.250   14.125  18.160    18.16
PSBK    Progressive Bank Inc.            2.10   (4.06)  0.56     159.53    42.38   44.500   23.375  20.680    18.87
PSFC    Peoples-Sidney Financial Corp.  12.58    8.06  (3.40)     43.18    18.00   18.625   12.563  15.980    15.98
PSFI    PS Financial Inc.               11.59   16.94  (1.79)     27.07    14.06   22.375   12.875  11.250    11.25
PTRS    Potters Financial Corp.          8.26   18.60   4.51      18.13    19.50   22.250    9.500  11.400    11.40
PULB    Pulaski Bank, Svgs Bank (MHC)    3.26    5.89   2.96      95.29    49.00   51.000   17.375  11.710    11.71
PULS    Pulse Bancorp                    4.67   10.55   4.50      86.20    26.63   29.750   17.875  14.470    14.47
PVFC    PVF Capital Corp.               17.59   11.89  21.29      69.16    24.00   24.000   15.455  11.340    11.34
PVSA    Parkvale Financial Corp.         8.52   17.15   6.23     162.23    31.25   34.250   20.800  16.020    15.94
PWBK    Pennwood Bancorp Inc.           (3.19)  36.55  (2.25)     10.28    16.13   16.500   10.313  12.590    12.59
QCBC    Quaker City Bancorp Inc.        10.14    5.28   4.76     107.12    22.25   24.563   14.400  16.140    16.14
QCFB    QCF Bancorp Inc.                 2.98   10.01   0.28      41.46    28.25   29.750   19.000  19.980    19.98
QCSB    Queens County Bancorp Inc.      18.14   19.63   2.49     664.03    44.00   44.000   23.778  13.110    13.11
RARB    Raritan Bancorp Inc.            11.64   13.90   4.66      69.24    27.00   29.250   16.333  13.220    13.05
RCBK    Richmond County Financial Corp  NA      NA     NA        505.35    19.19   NA       NA      12.210    12.16

                                                                   Page 22 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                 Income Statement as of The Most Recent Quarter
                                     -------------------------------------------------------------------------
                                                                    Net      Non-       Non-
                                                 Interest Interest Interest interest   interest
                                        Net       Income\ Expense/ Income/   Avg      Expense/ Effic-  Over-
                                       Interest    Avg      Avg     Avg    Income/      Avg     iency   head
                                        Margin    Assets  Assets    Assets  Assets     Assets   Ratio   Ratio
Ticker        Short Name                 (%)       (%)     (%)       (%)     (%)       (%)        (%)    (%)
-------------------------------      -------------------------------------------------------------------------
REDF    RedFed Bancorp Inc.              3.32      7.15     4.00    3.15     0.75      2.54     62.04    52.99
RELI    Reliance Bancshares Inc.         5.04      7.46     2.62    4.84     0.05      3.28     67.11    66.79
RELY    Reliance Bancorp Inc.            3.35      7.12     3.96    3.16     0.25      1.81     47.25    43.08
RIVR    River Valley Bancorp             3.94      7.41     3.62    3.79     0.58      2.83     64.39    58.92
ROSE    TR Financial Corp.               2.61      7.17     4.61    2.56     0.19      1.26     45.54    41.49
RSLN    Roslyn Bancorp Inc.              3.05      7.12     4.13    2.99     0.22      1.30     40.14    35.65
RVSB    Riverview Bancorp Inc.           4.61      8.06     3.73    4.33     0.88      2.87     52.51    42.88
SBAN    SouthBanc Shares Inc.            3.57      7.40     4.00    3.41     0.87      2.75     64.99    56.06
SBFL    SB of the Finger Lakes (MHC)     3.07      7.19     4.22    2.98     0.25      2.61     77.89    76.01
SBOS    Boston Bancorp (The)             2.72      6.92     4.27    2.65     0.16      1.51     56.25    53.67
SCBS    Southern Community Bancshares    4.08      7.44     3.40    4.05     0.26      2.49     57.90    55.18
SCCB    S. Carolina Community Bancshrs   4.17      7.74     3.65    4.09     0.26      2.72     62.58    60.19
SFED    SFS Bancorp Inc.                 3.44      7.30     3.94    3.36     0.27      2.52     69.57    67.11
SFFC    StateFed Financial Corp.         3.42      7.77     4.54    3.23     0.16      1.44     54.38    52.18
SFIN    Statewide Financial Corp.        3.73      7.30     3.68    3.62     0.27      2.53     64.58    61.96
SFSB    SuburbFed Financial Corp.        2.76      7.07     4.39    2.69     0.66      2.55     75.96    70.06
SFSL    Security First Corp.             4.05      8.30     4.40    3.89     0.26      1.98     47.29    43.73
SGVB    SGV Bancorp Inc.                 2.69      7.24     4.64    2.60     0.30      2.21     73.27    70.23
SHEN    First Shenango Bancorp Inc.      3.23      7.39     4.22    3.17     0.19      1.51     44.13    40.73
SHSB    SHS Bancorp Inc.                 3.15      7.69     4.60    3.08     0.15      2.01     61.25    59.36
SIB     Staten Island Bancorp Inc.       4.39      6.98     2.79    4.19     0.34      1.94     41.09    36.35
SISB    SIS Bancorp Inc.                 3.72      7.06     3.54    3.52     0.89      2.88     65.33    56.57
SKAN    Skaneateles Bancorp Inc.         4.16      7.73     3.80    3.93     0.74      3.49     73.06    67.99
SKBO    First Carnegie Deposit (MHC)     2.66      6.74     4.16    2.58     0.06      1.62     61.43    60.60
SMBC    Southern Missouri Bancorp Inc.   3.28      7.13     3.91    3.23     0.36      2.21     63.17    59.02
SOBI    Sobieski Bancorp Inc.            3.36      7.30     4.08    3.22     0.14      2.34     69.76    68.46
SOPN    First Savings Bancorp Inc.       3.92      7.61     3.77    3.84     0.20      1.23     30.58    27.03
SOSA    Somerset Savings Bank            4.18      8.25     4.27    3.98     0.21      2.86     59.76    57.63
SPBC    St. Paul Bancorp Inc.            2.98      6.96     4.09    2.86     0.87      2.16     60.89    48.99
SRN     Southern Banc Co.                2.77      7.05     4.33    2.72     0.11      2.07     71.60    70.43
SSB     Scotland Bancorp Inc.            4.45      7.61     3.23    4.38     0.12      2.44     54.43    53.23
SSFC    South Street Financial Corp.     3.18      7.10     4.00    3.10     0.07      2.05     64.55    63.71
SSM     Stone Street Bancorp Inc.        4.66      7.94     3.40    4.54     0.14      2.25     48.11    46.55
STFR    St. Francis Capital Corp.        2.72      7.08     4.57    2.51     0.39      2.05     66.73    61.52
STSA    Sterling Financial Corp.         2.75      7.81     5.15    2.66     0.48      2.19     65.35    59.06
SVRN    Sovereign Bancorp Inc.           2.75      7.36     4.72    2.64     0.27      1.48     47.84    42.50
SWBI    Southwest Bancshares Inc.        3.38      7.39     4.23    3.15     0.19      1.69     56.08    53.40
SWCB    Sandwich Bancorp Inc.            3.65      7.21     3.72    3.49     0.47      2.40     58.14    52.46
SZB     SouthFirst Bancshares Inc.       3.68      7.38     4.03    3.35     1.15      3.48     77.38    69.64
THR     Three Rivers Financial Corp.     3.68      7.53     3.97    3.56     0.52      2.84     69.94    65.53
THRD    TF Financial Corp.               3.07      6.78     3.80    2.98     0.20      2.18     63.31    60.86
TPNZ    Tappan Zee Financial Inc.        3.79      7.48     3.76    3.72     0.13      2.40     62.16    60.87
TRIC    Tri-County Bancorp Inc.          3.19      7.37     4.26    3.12     0.16      1.86     56.78    54.55
TSBK    Timberland Bancorp Inc.          4.77      8.31     3.73    4.59     0.46      2.47     49.04    43.97
TSBS    Peoples Bancorp Inc.             3.67      6.94     3.44    3.49     0.42      2.23     53.52    47.96
TSH     Teche Holding Co.                3.41      7.56     4.24    3.32     0.77      2.62     64.71    56.57
TWIN    Twin City Bancorp                3.99      7.80     4.00    3.81     0.37      2.57     61.87    58.18
UBMT    United Financial Corp.           3.73      7.37     3.77    3.60     1.05      2.41     51.34    37.17
UCBC    Union Community Bancorp         NA        NA       NA      NA       NA        NA        NA       NA
UFRM    United Federal Savings Bank      3.93      8.28     4.61    3.68     0.92      3.44     73.93    67.42
UPFC    United PanAm Financial Corp.     6.07     10.52     4.92    5.59     0.28     11.93    202.37   207.47
USAB    USABancshares Inc.               4.53      9.15     4.78    4.38     0.53      3.48     69.55    65.85
UTBI    United Tennessee Bankshares     NA        NA       NA      NA       NA        NA        NA       NA
WAMU    Washington Mutual Inc.           2.98      7.41     4.55    2.86     0.82      1.90     49.70    35.31
WAYN    Wayne Savings Bancshares (MHC)   3.30      7.56     4.36    3.21     0.24      2.42     70.07    67.80
WBST    Webster Financial Corp.          3.04      6.96     4.07    2.89     0.52      1.98     54.53    46.40
WCBI    Westco Bancorp Inc.              3.62      7.57     4.06    3.52     0.25      1.54     41.11    36.85
WCFB    Webster City Federal SB (MHC)    3.62      7.12     3.58    3.55     0.21      1.48     39.22    35.54
WEFC    Wells Financial Corp.            3.40      7.62     4.26    3.36     0.60      2.04     51.56    42.86
WEHO    Westwood Homestead Fin. Corp.    3.62      7.83     4.27    3.57     0.10      2.15     58.77    57.62
WES     Westcorp                         3.47      7.39     4.46    2.93     3.39      6.67    105.68   112.23
WFI     Winton Financial Corp.           3.15      7.97     4.89    3.08     0.13      1.87     57.64    55.90
WFSL    Washington Federal Inc.          3.71      8.19     4.58    3.61     0.09      0.75     18.40    16.45
WHGB    WHG Bancshares Corp.             3.71      7.18     3.63    3.55     0.13      2.42     65.80    64.55

                                                                   Page 22 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                          Balance Sheet Growth
                                            as of the MRG                Market Data as of The Most Recent Quarter
                                     -------------------------  -----------------------------------------------------------
                                                                                                     MRQ       MRQ
                                        Asset   Loan   Deposit    MRQ      MRQ      MRQ      MRQ   Publicly   Tangible
                                        Growth Growth  Growth    Market   Price     Price    Price Reported Publicly Rep
                                        Rate    Rate    Rate     Value   Per Shar   High      Low  Book Vale Book Value
Ticker        Short Name                 (%)    (%)     (%)       ($)      ($)      ($)      ($)     ($)      ($)
-------------------------------      -------------------------  -----------------------------------------------------------
REDF    RedFed Bancorp Inc.             13.75   17.84   7.76     150.07    20.00   21.125   12.375  12.000    11.96
RELI    Reliance Bancshares Inc.        (5.68)  (0.26) (3.20)     20.30     8.88   10.125    7.125   9.310     9.31
RELY    Reliance Bancorp Inc.           13.13   13.35  13.41     383.91    38.75   38.750   22.000  20.130    13.89
RIVR    River Valley Bancorp            (3.24)  (0.04) (4.25)     22.32    19.75   19.750   13.625  15.340    15.14
ROSE    TR Financial Corp.              17.66   21.4  -11.22     738.47    34.75   35.5     16.688  14.87     14.87
RSLN    Roslyn Bancorp Inc.             30.07   67.16  16.40     925.10    23.50   24.500   15.875  14.510    14.44
RVSB    Riverview Bancorp Inc.          21.74    7.21   6.14     104.62    16.94   18        7.098   9.93      9.6
SBAN    SouthBanc Shares Inc.           56.86   19.39  14.46      84.44    22.44   23.408    8.460  NA        NA
SBFL    SB of the Finger Lakes (MHC)    17.87   31.32  17.81      70.06    19.50   24.750    7.375   6.100     6.10
SBOS    Boston Bancorp (The)           (15.43) (13.03)  0.65      NA       41.75   44.000   28.750  40.290    40.29
SCBS    Southern Community Bancshares    3.34   18.56   6.19      19.62    17.50   20.750   13.500  10.100    10.10
SCCB    S. Carolina Community Bancshrs  (0.23)  (0.31)  7.10      12.61    21.63   25.250   17.500  16.280    16.28
SFED    SFS Bancorp Inc.                 3.90   15.56   4.72      26.59    24.50   27.25    16      17.94     17.94
SFFC    StateFed Financial Corp.         5.03    2.79   6.67      22.47    14.63   14.750    9.000  10.160    10.16
SFIN    Statewide Financial Corp.       (1.01)   0.65  (1.45)     99.32    23.00   24.125   14.750  14.590    14.57
SFSB    SuburbFed Financial Corp.        9.48   17.38  (1.54)     60.02    47.25   50.000   22.250  23.640    23.58
SFSL    Security First Corp.             7.99   10.42  14.15     194.54    22.50   22.500   12.000   8.560     8.44
SGVB    SGV Bancorp Inc.                 0.32    7.21   2.90      41.63    17.75   19.375   11.375  13.490    13.31
SHEN    First Shenango Bancorp Inc.      0.56   (0.11)  2.26      84.83    42.13   43.875   21.750  23.340    23.34
SHSB    SHS Bancorp Inc.                 6.76    2.81   1.45      14.55    17.00   18.000   14.750  14.930    14.93
SIB     Staten Island Bancorp Inc.      44.53   14.30   0.14     978.79    20.38   21.125   18.813  15.510    15.11
SISB    SIS Bancorp Inc.                 8.35    9.98   7.81     288.38    40.25   40.500   23.375  18.300    18.30
SKAN    Skaneateles Bancorp Inc.         6.70    3.44   7.22      25.20    19.56   22.250   12.250  12.480    12.16
SKBO    First Carnegie Deposit (MHC)     2.25    3.50  (4.82)     44.85    18.75   19.875   11.625  10.740    10.74
SMBC    Southern Missouri Bancorp Inc.  (4.98)  12.10 (13.18)     34.81    21.50   23.250   15.500  16.450    16.45
SOBI    Sobieski Bancorp Inc.           13.62   23.75   2.09      15.25    20.25   24.250   14.500  17.840    17.84
SOPN    First Savings Bancorp Inc.      10.58    8.66   5.36      89.96    25.50   26.000   19.375  18.610    18.61
SOSA    Somerset Savings Bank            2.08    5.48   1.29      86.24     5.16    5.938    2.250   2.310     2.31
SPBC    St. Paul Bancorp Inc.            2.20   13.29  (4.85)    868.50    25.38   28.500   17.583  12.480    12.43
SRN     Southern Banc Co.                0.71   11.55  (0.34)     19.84    16.75   19.125   14.250  14.950    14.84
SSB     Scotland Bancorp Inc.          (11.09) (10.09)  6.30      16.98     9.75   19.250    9.750   7.910     7.91
SSFC    South Street Financial Corp.    (9.14)  (0.37)  4.15      45.59    12.00   20.000   11.750   8.230     8.23
SSM     Stone Street Bancorp Inc.        5.19   12.52   2.23      36.83    20.63   27.250   19.250  16.520    16.52
STFR    St. Francis Capital Corp.        4.36   12.32   6.93     218.41    45.50   50.750   29.000  25.250    22.56
STSA    Sterling Financial Corp.        21.26   14.33   9.67     194.65    26.00   26.000   15.250  13.930    12.98
SVRN    Sovereign Bancorp Inc.          75.96   62.60  61.20   2,340.76    18.188  18.938    9.479   7.020     6.02
SWBI    Southwest Bancshares Inc.        5.76    2.96  10.50      87.93    32.63   33.000   18.750  16.380    16.38
SWCB    Sandwich Bancorp Inc.           10.79   10.03  10.89     122.11    63.25   64.500   27.250  21.870    21.18
SZB     SouthFirst Bancshares Inc.      74.66   54.25  94.46      19.15    22.00   22.750   13.875  16.750    16.34
THR     Three Rivers Financial Corp.     7.57    5.44   2.05      16.03    20.88   23.500   13.750  16.080    16.03
THRD    TF Financial Corp.              (0.76) (24.16) (2.23)     83.60    28.00   30.000   16.625  17.630    14.85
TPNZ    Tappan Zee Financial Inc.        6.16    4.58   6.78      29.56    20.25   22.625   14.000  14.750    14.75
TRIC    Tri-County Bancorp Inc.          3.82   17.18  (8.15)     17.22    13.50   15.000    9.250  12.030    12.03
TSBK    Timberland Bancorp Inc.         28.06    0.31  (1.21)    101.67    17.88   18.500   14.500  13.790    13.79
TSBS    Peoples Bancorp Inc.            41.91    8.54   5.28     362.37    11.41   11.832    4.707  NA        NA
TSH     Teche Holding Co.                3.48    3.71   2.05      67.49    22.38   23.500   15.500  16.380    16.38
TWIN    Twin City Bancorp                5.85    1.83   7.59      17.18    14.63   15.500   12.000  11.170    11.17
UBMT    United Financial Corp.         186.21  143.08 149.13      47.34    27.00   28.250   25.625  17.730    17.15
UCBC    Union Community Bancorp         NA      NA     NA         45.25    15.69   NA       NA      14.220    14.22
UFRM    United Federal Savings Bank     13.13   30.06  11.24      58.74    18.50   21        9.5     7.02      7.02
UPFC    United PanAm Financial Corp.    64.69   70.88  46.61     174.78    NA      NA       NA       1.190     1.15
USAB    USABancshares Inc.             160.90  230.30 166.43      21.77    14.00   14.000    6.563   8.090     8.04
UTBI    United Tennessee Bankshares     NA      NA     NA         21.64    14.75   NA       NA      13.920    13.92
WAMU    Washington Mutual Inc.          15.96    8.34  (2.18) 17,854.59    47.81   49.959   30.250  14.370    13.46
WAYN    Wayne Savings Bancshares (MHC)   3.00   (0.82)  2.92      69.55    26.14   30.000   15.455   9.840     9.84
WBST    Webster Financial Corp.         24.71    1.40   0.69     885.74    34.75   35.000   17.625  14.590    12.86
WCBI    Westco Bancorp Inc.              2.97    6.79   2.91      75.10    28.75   29.375   22.000  20.010    20.01
WCFB    Webster City Federal SB (MHC)    0.82    1.90  (1.56)     39.86    20.00   22.000   13.750  10.680    10.68
WEFC    Wells Financial Corp.            3.74   (1.34)  1.16      40.66    19.25   19.625   14.000  15.440    15.44
WEHO    Westwood Homestead Fin. Corp.   (0.06)  26.01   5.57      35.54    14.38   18.125   12.500  10.500    10.50
WES     Westcorp                        11.95    5.27  13.14     322.44    16.75   23.500   13.250  12.650    12.62
WFI     Winton Financial Corp.          12.27   12.92   9.54      66.24    14.72   14.875    6.000   6.270     6.16
WFSL    Washington Federal Inc.         (2.68)   0.24   3.96   1,506.63    27.75   30.285   20.455  14.420    13.34
WHGB    WHG Bancshares Corp.            20.32   (1.47) 17.67      22.22    17.88   19.000   13.750  14.370    14.37

                                                                   Page 23 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                 Income Statement as of The Most Recent Quarter
                                     -------------------------------------------------------------------------
                                                                    Net      Non-       Non-
                                                 Interest Interest Interest interest   interest
                                        Net       Income\ Expense/ Income/   Avg      Expense/ Effic-  Over-
                                       Interest    Avg      Avg     Avg    Income/      Avg     iency   head
                                        Margin    Assets  Assets    Assets  Assets     Assets   Ratio   Ratio
Ticker        Short Name                 (%)       (%)     (%)       (%)     (%)       (%)        (%)    (%)
-------------------------------      -------------------------------------------------------------------------
WOFC    Western Ohio Financial Corp.     2.95      7.37     4.54    2.83     0.16      2.26     72.92    71.36
WRNB    Warren Bancorp Inc.              4.99      7.96     3.18    4.79     0.25      2.61     51.40    48.88
WSB     Washington Savings Bank, FSB     2.49      8.02     5.63    2.38     0.23      1.69     70.47    67.60
WSBI    Warwick Community Bancorp       NA        NA       NA      NA       NA        NA        NA       NA
WSFS    WSFS Financial Corp.             2.88      7.38     4.72    2.66     1.38      2.42     57.80    35.93
WSTR    WesterFed Financial Corp.        3.47      7.36     4.16    3.20     0.70      2.66     64.49    56.69
WVFC    WVS Financial Corp.              3.63      7.63     4.05    3.59     0.13      1.70     45.84    43.91
WYNE    Wayne Bancorp Inc.               3.52      7.33     3.91    3.41     0.25      2.39     65.66    63.20
YFCB    Yonkers Financial Corp.          3.79      7.47     3.76    3.71     0.29      2.26     56.19    52.76
YFED    York Financial Corp.             3.32      7.55     4.41    3.14     0.45      2.22     62.11    56.71
        -------------------------------------------------------------------------------------------------------
        Average                          3.45      7.47     4.15    3.31     0.47      2.32     60.66    55.37

                                                                   Page 23 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                          Balance Sheet Growth
                                            as of the MRG                Market Data as of The Most Recent Quarter
                                     -------------------------  -----------------------------------------------------------
                                                                                                     MRQ       MRQ
                                        Asset   Loan   Deposit    MRQ      MRQ      MRQ      MRQ   Publicly   Tangible
                                        Growth Growth  Growth    Market   Price     Price    Price Reported Publicly Rep
                                        Rate    Rate    Rate     Value   Per Shar   High      Low  Book Vale Book Value
Ticker        Short Name                 (%)    (%)     (%)       ($)      ($)      ($)      ($)     ($)      ($)
-------------------------------      -------------------------  -----------------------------------------------------------
WOFC    Western Ohio Financial Corp.    (8.66) (10.11)  7.45      59.98    26.38   29.250   21.000  22.780    21.31
WRNB    Warren Bancorp Inc.              3.12   10.28   2.32      92.45    12.63   12.625    7.500   5.370     5.37
WSB     Washington Savings Bank, FSB     3.55   (6.07)  5.27      31.94     8.25    9.500    4.875   5.230     5.23
WSBI    Warwick Community Bancorp       NA      NA     NA        110.25    16.00   NA       NA      12.940    12.94
WSFS    WSFS Financial Corp.             3.82  (13.85)  2.11     275.54    21.50   21.875   10.625   7.310     7.27
WSTR    WesterFed Financial Corp.        9.73   12.29   1.60     138.93    26.44   27.000   17.625  19.470    15.61
WVFC    WVS Financial Corp.              6.40    6.99  (1.78)     66.91    19.03   19.500   11.750   9.050     9.05
WYNE    Wayne Bancorp Inc.              10.83   22.26  12.51      62.41    31.00   31.000   16.000  17.150    17.15
YFCB    Yonkers Financial Corp.         20.91   75.92  15.56      58.43    19.75   22.000   14.375  15.030    15.03
YFED    York Financial Corp.             5.22    1.12   8.15     193.55    25.75   27.250   14.200  11.970    11.97
---------------------------------------------------------------------------------------------------------------------------
        Average                         14.04   15.49   9.84     276.81    23.41   25.09    14.82   14.10     13.65


                                                                   Page 24 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                 Income Statement as of The Most Recent Quarter
                                     -------------------------------------------------------------------------
                                                                    Net      Non-       Non-
                                                 Interest Interest Interest interest   interest
                                        Net       Income\ Expense/ Income/   Avg      Expense/ Effic-  Over-
                                       Interest    Avg      Avg     Avg    Income/      Avg     iency   head
                                        Margin    Assets  Assets    Assets  Assets     Assets   Ratio   Ratio
Ticker        Short Name                 (%)       (%)     (%)       (%)     (%)       (%)        (%)    (%)
-------------------------------      -------------------------------------------------------------------------
        Comparable Thrift Data
CSBF    CSB Financial Group Inc.         3.56      6.87     3.43    3.45     0.22      2.73     70.93    69.07
FLKY    First Lancaster Bancshares       4.50      8.27     3.84    4.43     0.00      2.58     58.27    58.27
GLMR    Gilmer Financial Svcs, Inc.      2.78      7.50     4.74    2.76     0.51      2.41     73.93    69.11
HBBI    Home Building Bancorp            3.54      7.56     4.14    3.43     0.25      2.50     68.18    65.89
HWEN    Home Financial Bancorp           4.50      8.70     4.35    4.34     0.35      3.29     70.01    67.62
LONF    London Financial Corp.           3.73      7.66     3.97    3.69     0.18      2.34     60.61    58.70
MBSP    Mitchell Bancorp Inc.            5.04      7.72     2.85    4.87     0.01      2.41     49.27    49.18
PWBK    Pennwood Bancorp Inc.            4.43      7.93     3.75    4.18     0.30      2.88     62.31    59.65
RELI    Reliance Bancshares Inc.         5.04      7.46     2.62    4.84     0.05      3.28     67.11    66.79
SCCB    S. Carolina Community Bancshrs   4.17      7.74     3.65    4.09     0.26      2.72     62.58    60.19
---------------------------------------------------------------------------------------------------------------
        Average                          4.13      7.74     3.73    4.01     0.21      2.71     64.32    62.45
        Median                           4.30      7.69     3.80    4.14     0.24      2.65     64.85    63.04
        Maximum                          5.04      8.70     4.74    4.87     0.51      3.29     73.93    69.11
        Minimum                          2.78      6.87     2.62    2.76     0.00      2.34     49.27    49.18

        Farnsworth Bancorp, Inc.         3.68      7.05     3.58    3.47     0.70      3.06     73.25    67.84

        Variance to the Comparable Media(0.62)    (0.64)   (0.22)  (0.67)    0.47      0.41      8.41     4.80

                                                                   Page 24 of 40
                                                                       Continued
          Exhibit 7
Selected Data on all Public Thrifts

                                          Balance Sheet Growth
                                            as of the MRG                Market Data as of The Most Recent Quarter
                                     -------------------------  -----------------------------------------------------------
                                                                                                     MRQ       MRQ
                                        Asset   Loan   Deposit    MRQ      MRQ      MRQ      MRQ   Publicly   Tangible
                                        Growth Growth  Growth    Market   Price     Price    Price Reported Publicly Rep
                                        Rate    Rate    Rate     Value   Per Shar   High      Low  Book Vale Book Value
Ticker        Short Name                 (%)    (%)     (%)       ($)      ($)      ($)      ($)     ($)      ($)
-------------------------------      -------------------------  -----------------------------------------------------------
        Comparable Thrift Data
CSBF    CSB Financial Group Inc.        (0.03)   0.45   2.14      11.54    13.750  13.750   11.000  13.23     12.48
FLKY    First Lancaster Bancshares      31.04   36.26  11.17      14.32    15.250  16.375   14.625  14.92     14.92
GLMR    Gilmer Financial Svcs, Inc.      7.89   14.84  14.24       2.70    11.000  12.000   10.000  19.88     19.88
HBBI    Home Building Bancorp           (4.79)   1.69  (7.69)      7.48    21.250  23.750   18.500  20.61     20.61
HWEN    Home Financial Bancorp           5.13    3.81   8.87       8.48     8.750   9.750    7.375   8.03      8.03
LONF    London Financial Corp.           1.62    3.80   6.52       7.78    16.750  21.000   14.000  10.23     10.23
MBSP    Mitchell Bancorp Inc.            8.96    2.90  16.93      15.59    16.750  18.000   15.250  15.60     15.60
PWBK    Pennwood Bancorp Inc.           (3.19)  36.55  (2.25)     10.28    16.125  16.500   10.313  12.59     12.59
RELI    Reliance Bancshares Inc.        (5.68)  (0.26) (3.20)     20.30     8.875  10.125    7.125   9.31      9.31
SCCB    S. Carolina Community Bancshrs  (0.23)  (0.31)  7.10      12.61    21.625  25.250   17.500  16.28     16.28
----------------------------------------------------------------------------------------------------------------------
        Average                          4.07    9.97   5.38      11.11    15.01   16.65    12.57   14.07     13.99
        Median                           0.80    3.35   6.81      10.91    15.69   16.44    12.50   14.08     13.76
        Maximum                         31.04   36.55  16.93      20.30    21.63   25.25    18.50   20.61     20.61
        Minimum                         (5.68)  (0.31) (7.69)      2.70     8.75    9.75     7.13    8.03      8.03

        Farnsworth Bancorp, Inc.         5.67   14.17   5.06       4.15    10.00   NA       NA      13.03     13.03

        Variance to the Comparable Median4.87   10.82  (1.75)     (6.76)   (5.69)  NA       NA      (1.05)    (0.73)

                                                                   Page 25 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                     Dividends                 Current Pricing Data as of 06/08/98               Productivity
                                  ------------------- ---------------------------------------------------------- ------------
                                              LTM                                            Price/  Price/Tang  Full Time
                                     Current Dividend   Price/                             Publicly  Publicly    Equivalent
                                     Dividend Payout       LTM    Price/  Price/   Price/     Rep      Rep       Employees
                                      Yield    Ratio    Core EPS  Assets  Earnings LTM EPS Book Value Book Value Most Recent
Ticker        Short Name               ($)      (%)        (x)     (%)      (x)     (x)       (%)       (%)         Qtr
-------------------------------   ------------------- ---------------------------------------------------------- -------------
%CAL    California Federal Bank         NA      NA         NA       NA      NA       NA        NA        NA         5420
%CCMD   Chevy Chase Bank, FSB           NA      NA         NA       NA      NA       NA        NA        NA           NA
AABC    Access Anytime Bancorp Inc.      -       0.00      10.17    12.81   50.00     9.38    158.31    158.31        NA
ABBK    Abington Bancorp Inc.            1.10   26.09      18.62    11.83   15.21    15.87    188.14    207.15       172
ABCL    Alliance Bancorp                 1.66   30.23      18.28    13.83   15.77    18.28    161.00    162.88       453
ABCW    Anchor BanCorp Wisconsin         0.89   14.62      21.30    18.14   18.74    19.09    283.40    288.04       560
AFBC    Advance Financial Bancorp        1.73   42.11      20.79    17.95   16.52    19.47    127.41    127.41        NA
AFCB    Affiliated Community Bancorp     1.52   30.00      22.89    22.71   20.94    21.88    220.84    221.83       218
AFED    AFSALA Bancorp Inc.              1.42   22.83      21.24    16.41   24.69    21.47    120.06    120.06        NA
AHCI    Ambanc Holding Co.               1.28   25.00      36.06    15.36   42.61    29.30    131.39    131.39       177
AHM     H.F. Ahmanson & Co.              1.17   23.72      21.91    15.08   19.31    20.20    276.83    376.19        NA
ALBC    Albion Banc Corp.                1.26   29.70      22.09     9.80   18.27    20.65    114.73    114.73        NA
ALBK    ALBANK Financial Corp.           1.62   21.63      16.4     16.34   18.31    16.30    182.2     232.97      1458
ALLB    Alliance Bank (MHC)              1.06   58.06      54.84    40.79   53.13    54.84    380.74    380.74        72
AMFC    AMB Financial Corp.              1.53   23.42      29.44    16.56   19.01    16.44    117.44    117.44        NA
ANA     Acadiana Bancshares Inc.         1.88   33.33      20.69    20.51   18.26    19.48    133.72    133.72        84
ANDB    Andover Bancorp Inc.             2.11   28.10      17.06    15.94   15.51    16.65    200.97    200.97       285
ANE     Alliance Bncp of New England     0.89   14.52      29.41    15.12   16.30    17.44    189.63    194.30        83
ASBI    Ameriana Bancorp                 3.28   54.78      19.31    16.32   15.73    16.96    140.29    142.96       153
ASBP    ASB Financial Corp.              2.46   58.82      23.90    23.13   22.57    23.90    152.15    152.15        20
ASFC    Astoria Financial Corp.          1.46   20.50      19.19    13.28   17.15    17.31    166.89    235.82      1267
ATSB    AmTrust Capital Corp.            1.29   35.09      62.00    11.45   29.81    27.19    105.73    106.82        NA
AVND    Avondale Financial Corp.         -       0.00      NM        9.45   71.88    NM       124.28    124.28       173
BANC    BankAtlantic Bancorp Inc.        0.73   NM         37.86    12.40   25.48    17.43    201.37    240.47      1113
BDJI    First Federal Bancorp.           -       0.00      20.92    16.98   24.06    21.15    155.87    155.87        40
BFD     BostonFed Bancorp Inc.           1.68   22.22      22.20    12.48   16.96    18.85    149.47    155.03       263
BFFC    Big Foot Financial Corp.         -       0.00      42.12    23.24   69.20    36.56    127.13    127.13        NA
BFSB    Bedford Bancshares Inc.          1.93   38.89      20.14    21.76   18.13    20.14    155.91    155.91        40
BKC     American Bank of Connecticut     2.82   46.24      18.49    19.29   15.34    15.61    213.95    220.95       137
BKCT    Bancorp Connecticut Inc.         2.68   43.75      20.75    21.39   16.23    17.97    213.19    213.19       111
BKUNA   BankUnited Financial Corp.       -       0.00      41.67     8.14   33.65    32.41    185.58    213.94       303
BNKU    Bank United Corp.                1.23   18.63      16.90    12.50    9.07    16.11    250.97    277.70      1689
BPLS    Bank Plus Corp.                  -       0.00      18.48     5.86   17.71    20.90    133.23    145.55       602
BRKL    Brookline Bancorp (MHC)          -      NA         NA       58.07   NA       NA       174.84    174.84        NA
BTHL    Bethel Bancorp                   2.56   20.83      16.89     6.89   16.45    13.02     91.17    108.60        NA
BVCC    Bay View Capital Corp.           1.28   40.00      22.1     11.89   32.68    34.86    163.41    255.29       970
BWFC    Bank West Financial Corp.        1.66   49.21      43.94    21.12   45.31    34.52    162.37    162.37        67
BYFC    Broadway Financial Corp.         1.78   27.78      37.50     7.56   17.58    15.63     74.65     74.65        52
BYS     Bay State Bancorp                -      NA         NA       23.82   NA       NA       102.70    102.70        NA
CAFI    Camco Financial Corp.            1.95   28.13      20.80    18.84   14.03    15.82    190.46    202.93       212
CAPS    Capital Savings Bancorp Inc.     1.10   17.65      18.75    17.74   12.95    15.99    175.12    175.12        83
CASB    Cascade Financial Corp.          -       0.00      23.80    15.44   17.03    22.70    221.16    221.16       148
CASH    First Midwest Financial Inc.     2.07   50.60      32.29    15.18   NM       28.01    146.04    164.31       105
CATB    Catskill Financial Corp.         1.82   34.09      20.03    26.57   19.16    20.03    113.42    113.42        77
CAVB    Cavalry Bancorp Inc.             -      NA         NA       48.88   NA       NA       171.96    171.96        NA
CBCI    Calumet Bancorp Inc.             -       0.00      12.29    23.55    7.85    12.33    134.62    134.62       135
CBES    CBES Bancorp Inc.                1.94   34.48      21.26    16.65   20.63    17.78    116.99    116.99        56
CBK     Citizens First Financial Corp.   -       0.00      43.75    18.24   25.16    26.48    131.79    131.79       103
CBSA    Coastal Bancorp Inc.             1.26   17.45      13.52     6.49    8.39    13.91    176.67    204.98       433
CCFH    CCF Holding Co.                  2.91  359.32      NM       13.79   91.67   115.79    170.54    170.54        72
CEBK    Central Co-operative Bank        1.15   22.38      21.28    14.92   20.50    19.49    151.91    168.02        90
CENB    Century Bancorp Inc.             3.36  896.37      17.02    24.66   36.16    17.02    138.89    138.89        11
CFB     Commercial Federal Corp.         0.66   11.83      16.54    15.71   41.56    19.33    227.27    259.97      2186
CFCP    Coastal Financial Corp.          1.35   27.27      24.39    21.42   19.23    20.20    355.24    355.24       188
CFFC    Community Financial Corp.        1.93   37.84      19.59    20.25   17.26    19.59    148.57    149.18        58
CFKY    Columbia Financial of Kentucky   -      NA         NA       NA      NA       NA        NA        NA           NA
CFNC    Carolina Fincorp Inc.            1.46   38.98      25.38    26.54   NM       27.97    118.71    118.71        44
CFSB    CFSB Bancorp Inc.                1.78   32.65      22.76    25.86   20.17    20.64    334.91    334.91       241
CFTP    Community Federal Bancorp        1.83  460.66      30.17    31.18   25.74    28.69    118.56    118.56        35
CIBI    Community Investors Bancorp      1.56   29.21      19.52    17.93   19.71    19.52    163.22    163.22        26
CKFB    CKF Bancorp Inc.                 2.63   37.31      18.45    25.96   18.27    14.18    111.31    111.31         9
CLAS    Classic Bancshares Inc.          1.81   31.46      22.14    15.17   16.85    17.42    100.78    118.14        NA
CMRN    Cameron Financial Corp           1.37   28.57      21.01    23.64   20.38    20.79    113.76    113.76        58
CMSB    Commonwealth Bancorp Inc.        1.32   29.29      36.19    16.50   24.25    24.49    180.84    226.21       771

                                                                   Page 26 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                     Dividends                 Current Pricing Data as of 06/08/98               Productivity
                                  -------------------- --------------------------------------------------------- --------------
                                              LTM                                            Price/  Price/Tang  Full Time
                                     Current Dividend   Price/                             Publicly  Publicly    Equivalent
                                     Dividend Payout       LTM    Price/  Price/   Price/     Rep      Rep       Employees
                                      Yield    Ratio    Core EPS  Assets  Earnings LTM EPS Book Value Book Value Most Recent
Ticker        Short Name               ($)      (%)        (x)     (%)      (x)     (x)       (%)       (%)         Qtr
-------------------------------   -------------------- --------------------------------------------------------- --------------
CMSV    Community Savings Bnkshrs(MHC)   2.61   87.38      36.32    23.13   35.94    33.50    208.84    208.84       283
CNIT    CENIT Bancorp Inc.               1.72   26.92      19.21    15.76   19.38    17.88    217.90    236.28        NA
CNSB    CNS Bancorp Inc.                 1.37   42.59      35       29.52   27.34    32.41    119.54    119.54        27
CNY     Carver Bancorp Inc.              -      10.42      31.55     7.02   66.25    27.60     85.15     88.22        NA
COFI    Charter One Financial            1.57   39.37      20.71    23.46   18.18    28.73    318.36    339.29      4181
CONE    Conestoga Bancorp, Inc.         NA      28.17      NA       NA      NA       NA        NA        NA          105
COOP    Cooperative Bankshares Inc.      -       0.00      27.93    13.99   23.52    25.54    183.15    183.15       117
CRSB    Crusader Holding Corp.           -      NA         NA       28.96   14.34    NA       264.63     NA           NA
CRZY    Crazy Woman Creek Bancorp        2.21   48.19      21.58    28.06   21.58    21.84    119.01    119.01        10
CSBF    CSB Financial Group Inc.         -       0.00      47.41    24.06   34.38    44.35    103.93    110.18        NA
CTZN    CitFed Bancorp Inc.              0.72   12.25      22.85    18.45   21.47    23.17    294.93    320.13       709
CVAL    Chester Valley Bancorp Inc.      1.38   31.55      23.1     20.25   19.44    20.97    233.69    233.69       116
DCBI    Delphos Citizens Bancorp Inc.    -       6.59      22.39    34.45   22.15    22.39    138.04    138.04        NA
DIBK    Dime Financial Corp.             1.38   14.68      11.98    18.01   17.79    11.9     221.99    227.5        149
DIME    Dime Community Bancorp Inc.      1.25   19.27      32.01    22.73   25.73    30.01    189.31    217.62       247
DME     Dime Bancorp Inc.                0.66   12.21      28.72    15.79   15.53    23.24    267.70    327.29      6390
DNFC    D & N Financial Corp.            0.75    8.87      19.96    13.08   16.31    16.82    242.52    244.52       514
DSL     Downey Financial Corp.           0.93   17.03      21.70    16.51   13.91    19.27    217.25    219.75      1181
EBI     Equality Bancorp Inc.            1.79   NA         NA       14.50   NA       NA       129.73    129.73        87
EBSI    Eagle Bancshares                 2.71   66.67      21.67    14.46   19.69    26.25    184.00    184.00       546
EFBC    Empire Federal Bancorp Inc.      1.93   44.78      24.81    38.97   24.45    24.81    106.03    106.03        NA
EFBI    Enterprise Federal Bancorp       3.45   88.50      30.21    17.54   22.66    25.66    176.08    180.57        42
EFC     EFC Bancorp Inc.                 -      NA         NA       NA      NA       NA        NA        NA           NA
EGLB    Eagle BancGroup Inc.             -       0.00      75.96    12.9    27.43    37.98    112.47    112.47        55
EMLD    Emerald Financial Corp.          1.08   19.84      22.41    21.66   18.06    20.63    262.10    265.31       123
EQSB    Equitable Federal Savings Bank   -       0.00      17.94    11.09   16.58    17.43    213.88    213.88        NA
ESBF    ESB Financial Corp.              1.78   31.35      18.01    11.18   17.01    18.01    155.33    174.01       122
ESBK    Elmira Savings Bank (The)        2.19   43.77      25.88     9.25   17.01    20.74    146.25    146.25       110
ESX     Essex Bancorp Inc.               -       0.00      NM        1.99   NM       NM        NM        NM          100
ETFS    East Texas Financial Services    1.40   27.75      33.14    18.14   32.39    29.69    104.09    104.09        27
FAB     FIRSTFED AMERICA BANCORP INC.    -       0.00      28.52    13.75   28.13    24.11    126.64    126.64        NA
FBBC    First Bell Bancorp Inc.          2.03   31.50      16.06    19.39   14.96    15.55    172.79    172.79        55
FBCI    Fidelity Bancorp Inc.            1.72  100.00      22.20    13.58   17.14    68.57    125.88    126.08        NA
FBCV    1ST Bancorp                      0.95   14.39      22.76    11.76   13.73    15.47    130.29    132.51       101
FBER    1st Bergen Bancorp               1.05   22.50      23.91    16.52   22.77    23.91    141.25    141.25        58
FBHC    Fort Bend Holding Corp.          1.68   22.68      34.42    13.09   25.82    24.48    193.40    206.34       146
FBNW    FirstBank Corp.                  1.58   NA         NA       21.89   16.88    NA       123.48    123.48        95
FBSI    First Bancshares Inc.            0.92   12.35      16.05    16.15   18.06    15.29    120.26    125.60        73
FCB     Falmouth Bancorp Inc.            1.20   28.77      35.09    27.67   27.78    27.4     123.53    123.53        29
FCBF    FCB Financial Corp.              2.75   54.68      22.38    23.77   17.78    23.02    168.69    168.69       144
FCBH    Virginia Beach Fed. Financial    1.34   25.00      27.60    14.29   22.42    21.35    200.20    200.20       216
FCBK    First Coastal Bankshares        NA      NA         NA       NA      NA       NA        NA        NA          216
FCME    First Coastal Corp.              -       0.00      16.46    12.23   16.07    14.52    121.62    121.62        72
FDEF    First Defiance Financial         2.39   53.97      24.69    21.19   19.82    23.91    120.12    120.12       161
FED     FirstFed Financial Corp.         -       0.00      22.14    13.49   17.27    21.5     236.05    237.78       436
FESX    First Essex Bancorp Inc.         2.46   39.69      19.12    13.25   16.73    17.37    188.17    213.41       255
FFBA    First Colorado Bancorp Inc.      1.82   39.52      24.05    30.89   24.68    23.08    226.28    230.85        NA
FFBH    First Federal Bancshares of AR   1.02   20.34      24.66    23.50   22.81    23.20    159.16    159.16       148
FFBI    First Financial Bancorp Inc.     -       0.00      41.39    12.69   52.60    84.17    137.45    137.45        36
FFBS    FFBS BanCorp Inc.                2.25  208.33      18.54    25.92   18.54    18.54    147.64    147.64        32
FFBZ    First Federal Bancorp Inc.       1.11   24.76      25.51    18.79   31.56    24.05    246.58    246.82        72
FFCH    First Financial Holdings Inc.    1.83   34.21      20.91    16.82   19.83    20.18    264.37    264.37       585
FFDB    FirstFed Bancorp Inc.            2.00   41.67      18.12    16.15   18.38    18.12    166.67    181.55        67
FFDF    FFD Financial Corp.              1.31   25.64      44.11    33.12   47.79    19.61    148.66    148.66        NA
FFED    Fidelity Federal Bancorp         5.42   NM         NM       11.68   NM       NM       172.31    172.31       110
FFES    First Federal of East Hartford   1.83   30.24      16.35    10.16   19.34    18.11    146.97    146.97       192
FFFD    North Central Bancshares Inc.    1.46   20.90      17.93    21.47   16.08    17.09    139.15    159.90       106
FFFL    Fidelity Bankshares Inc. (MHC)   3.04   81.02      31.85    15.26   23.89    27.43    227.71    234.75       293
FFHH    FSF Financial Corp.              2.63   44.64      17.27    13.63   16.96    16.96    117.43    117.43        92
FFHS    First Franklin Corp.             1.56   24.60      19.24    13.18   14.27    16.63    142.59    143.19        52
FFIC    Flushing Financial Corp.         1.19   21.31      22.69    19.6    21.77    22.13    154.11    160.24        NA
FFKY    First Federal Financial Corp.    2.06   36.42      18.54    27.65   17.03    18.05    209.29    221.01       114
FFLC    FFLC Bancorp Inc.                1.81   31.22      21.37    18.22   19.11    20.28    143.40    143.40       132
FFOH    Fidelity Financial of Ohio       1.86  144.94      20.06    17.86   19.60    19.38    148.20    167.31       102

                                                                   Page 27 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                     Dividends                 Current Pricing Data as of 06/08/98                Productivity
                                  -------------------- --------------------------------------------------------- --------------
                                              LTM                                            Price/  Price/Tang  Full Time
                                     Current Dividend   Price/                             Publicly  Publicly    Equivalent
                                     Dividend Payout       LTM    Price/  Price/   Price/     Rep      Rep       Employees
                                      Yield    Ratio    Core EPS  Assets  Earnings LTM EPS Book Value Book Value Most Recent
Ticker        Short Name               ($)      (%)        (x)     (%)      (x)     (x)       (%)       (%)         Qtr
-------------------------------   -------------------- --------------------------------------------------------- --------------
FFPB    First Palm Beach Bancorp Inc.    1.60   36.31      38.49    12.39   27.42    24.51    189.61    193.79        NA
FFSL    First Independence Corp.         -      34.54      18.26    10.65   17.34    18.26    114.76    114.76        27
FFSX    First Fed SB of Siouxland(MHC)   1.32   41.74      31.47    18.13   33.80    31.74    251.55    317.67       176
FFWC    FFW Corp.                        2.47   27.91      13.49    12.40   12.14    13.18    129.38    140.96        53
FFWD    Wood Bancorp Inc.                1.89   34.70      24.32    29.04   21.43    20.93    220.05    220.05        48
FFYF    FFY Financial Corp.              2.44   37.69      16.74    20.64   16.08    16.49    157.53    157.53       171
FGHC    First Georgia Holding Inc.       -      18.18      25.00    25.06   24.55    25.00    309.68    332.13        91
FIBC    Financial Bancorp Inc.           1.82   25.60      16.98    15.12   15.63    16.57    167.38    168.09        61
FISB    First Indiana Corp.              1.93   30.43      23.92    18.77   18.84    18.03    202.73    205.07       651
FKFS    First Keystone Financial         1.07   10.42      17.86    11.75   15.63    15.63    176.06    176.06        76
FKKY    Frankfort First Bancorp Inc.     4.92   NM         25.39    19.74   16.93    90.28    116.4     116.40        23
FLAG    FLAG Financial Corp.             1.27   33.85      34.38    20.67   22.34    26.68    239.93    239.93        NA
FLFC    First Liberty Financial Corp.    1.28   33.33      27.01    20.16   18.36    27.98    274.21    299.74        NA
FLGS    Flagstar Bancorp Inc.            1.13    6.59      13.67    13.26   11.52    13.67    254.61    262.95      1330
FLKY    First Lancaster Bancshares       3.31   94.34      28.54    27.01   27.01    28.54    101.37    101.37        NA
FMBD    First Mutual Bancorp Inc.        1.90   80.00      51.14    15.27   35.16    42.19     99.56    128.62       167
FMCO    FMS Financial Corp.              0.77   11.82      21.36    16.83   23.04    21.36    282.96    285.71       323
FMSB    First Mutual Savings Bank        1.19   46.96      16.88    14.98   14.55    15.34    217.74    217.74        NA
FNGB    First Northern Capital Corp.     2.64   47.83      20.96    17.94   18.92    19.75    161.63    161.63       221
FOBC    Fed One Bancorp                  1.61   46.56      29.71    25.15   34.49    29.48    216.63    225.61       139
FPRY    First Financial Bancorp         NA      39.66      NA       NA      NA       NA        NA        NA           NA
FSBI    Fidelity Bancorp Inc.            1.50   20.87      17.65    11.71   18.75    17.39    171.18    171.18        NA
FSFF    First SecurityFed Financial      -      NA         NA       33.20   17.45    NA       114.80    115.12        NA
FSLA    First Source Bancorp Inc.        1.20   NA         NA       NA      NA       NA        NA        NA          212
FSNJ    Bayonne Bancshares Inc.          1.04   NA         NA       24.18   31.37    NA       153.46    153.46        80
FSPG    First Home Bancorp Inc.          1.29   23.95      18.98    15.45   18.10    18.64    220.74    223.60       117
FSPT    FirstSpartan Financial Corp.     1.36   NA         NA       38.73   23.91    NA       147.30    147.30       133
FSSB    First FS&LA of San Bernardino    -       0.00      NM        3.05   NM       NM        70.36     73.03        51
FSTC    First Citizens Corp.             1.05   14.42      16.22    23.94   16.58    14.66    237.17    296.69        NA
FTF     Texarkana First Financial Corp   1.88   30.77      16.62    28.32   15.82    16.35    186.05    186.05        36
FTFC    First Federal Capital Corp.      1.61   25.81      24.47    20.36   18.1     18.68    283.91    299.31        NA
FTNB    Fulton Bancorp Inc.              1.22   26.92      32.92    30.64   35.27    25.32    131.14    131.14        NA
FTSB    Fort Thomas Financial Corp.      1.67   35.71      17.86    21.77   22.06    17.86    137.99    137.99        20
FWWB    First SB of Washington Bancorp   1.46   21.21      19.68    21.97   18.08    18.63    152.57    164.73        NA
GAF     GA Financial Inc.                2.77   39.32      18.24    18.80   18.75    17.31    134.19    135.45       204
GBNK    Gaston Federal Bancorp (MHC)     -      NA         NA       NA      NA       NA        NA        NA           NA
GDW     Golden West Financial            0.46    7.29      16.74    15.64   15.41    16.82    220.44    220.44      4447
GFCO    Glenway Financial Corp.          1.83   35.65      22.43    18.23   20.69    22.22    190.48    192.15        69
GFED    Guaranty Federal Bcshs Inc.      4.66   NA         NA       32.54   22.99    NA       114.85    114.85        83
GLMR    Gilmer Financial Svcs, Inc.      -       0.00      20.77     6.41   NM      117.71     71.05     71.05        12
GOSB    GSB Financial Corp.              -      NA         NA       32.63   39.20    NA       115.93    115.93        37
GPT     GreenPoint Financial Corp.       1.55   28.92      21.66    26.42   22.99    22.36    237.38    425.67      1869
GSB     Golden State Bancorp Inc.        -       0.00      18.88    11.38   19.62    21.80    207.97    229.16        NA
GSBC    Great Southern Bancorp Inc.      1.69   24.85      17.11    25.64   15.85    15.38    312.88    315.15       445
GSFC    Green Street Financial Corp.     2.69   86.76      24.08    39.56   24.08    24.08    110.57    110.57        32
GSLA    GS Financial Corp.               1.61   NA         NA       44.98   27.15    NA       108.05    108.05        33
GTPS    Great American Bancorp           2.02   74.07      40.28    23.63   36.25    40.28    118.34    118.34        NA
GUPB    GFSB Bancorp Inc.                1.72   33.77      19.62    15.75   18.45    19.62    127.68    127.68        NA
HALL    Hallmark Capital Corp.           -       0.00      16.67    10.45   17.05    15.96    128.42    128.42        77
HARB    Harbor Florida Bancshares Inc.   2.19   NA         NA       28.38   NA       NA       143.24    144.99       343
HARL    Harleysville Savings Bank        1.36   20.69      15.95    14.72   15.56    15.95    220.84    220.84        55
HARS    Harris Financial Inc. (MHC)      0.91   37.56      66.84    36.14   35.39    43.75    444.79    495.12        NA
HAVN    Haven Bancorp Inc.               1.13   27.03      24.31    11.60   27.60    23.87    205.27    205.75       663
HBBI    Home Building Bancorp            1.25   26.32      22.02    17.63   25.00    21.05    116.45    116.45        13
HBEI    Home Bancorp of Elgin Inc.       2.44  105.26      43.09    30.43   51.17    43.09    117.38    117.38       119
HBFW    Home Bancorp                     0.63   15.87      25.91    21.27   21.54    25.30    176.69    176.69        83
HBNK    Highland Bancorp Inc.            2.34    0.00      17.38    17.87   13.53    15.16    227.88    227.88       110
HBS     Haywood Bancshares Inc.          2.64   32.77      12.85    18.71   11.15    12.85    126.04    130.15        35
HBSC    Heritage Bancorp Inc.            -      NA         NA       NA      NA       NA        NA        NA           NA
HCBB    HCB Bancshares Inc.              1.33   NA         NA       19.36   53.57    NA       103.81    107.53        70
HCBC    High Country Bancorp Inc.        2.00   NA         NA       21.50   23.44    NA       109.89    109.89        40
HCFC    Home City Financial Corp.        2.32   NA         NA       18.36   16.85    NA        98.79     98.79        16
HEMT    HF Bancorp Inc.                  -       0.00      77.84    10.14   NM       NM       129.05    152.09        NA
HFBC    HopFed Bancorp Inc.              -      NA         NA       37.69   NA       NA       145.08    145.08        28

                                                                   Page 28 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                     Dividends                 Current Pricing Data as of 06/08/98                Productivity
                                  -------------------- --------------------------------------------------------- --------------
                                              LTM                                            Price/  Price/Tang  Full Time
                                     Current Dividend   Price/                             Publicly  Publicly    Equivalent
                                     Dividend Payout       LTM    Price/  Price/   Price/     Rep      Rep       Employees
                                      Yield    Ratio    Core EPS  Assets  Earnings LTM EPS Book Value Book Value Most Recent
Ticker        Short Name               ($)      (%)        (x)     (%)      (x)     (x)       (%)       (%)         Qtr
-------------------------------   -------------------- --------------------------------------------------------- --------------
HFFB    Harrodsburg First Fin Bancorp    2.46   75.95      20.57    29.07   20.31    20.57    101.69    101.69        15
HFFC    HF Financial Corp.               1.22   20.00      18.25    17.75   18.55    17.04    182.68    182.68       260
HFGI    Harrington Financial Group       1.06   NM        161.61     6.77   NM       NM       153.09    153.09        76
HFNC    HFNC Financial Corp.             2.63   38.67      23.38    21.33   15.20    16.21    123.66    123.66       125
HFSA    Hardin Bancorp Inc.              2.68   45.37      20.83    13.17   16.15    17.94    118.36    118.36        25
HFWA    Heritage Financial Corp.         0.94   NA         NA       44.95   NA       NA       156.09    156.09        NA
HHFC    Harvest Home Financial Corp.     2.93   67.74      24.19    14.71   26.79    24.19    129.65    129.65        NA
HIFS    Hingham Instit. for Savings      1.49   30.24      17.07    19.69   16.51    17.07    207.84    207.84        62
HLFC    Home Loan Financial Corp.        -      NA         NA       42.98   NA       NA       110.35    110.35        NA
HMLK    Hemlock Federal Financial Corp   1.53   NA         NA       19.18   21.80    NA       118.45    118.45        NA
HMNF    HMN Financial Inc.               0.89    0.00      26.09    15.28   16.07    18.56    131.68    141.62       154
HOMF    Home Federal Bancorp             1.29   19.24      20.67    22.54   15.50    16.85    245.06    251.83       261
HPBC    Home Port Bancorp Inc.           3.06   49.08      14.35    21.32   25.12    16.03    218.07    218.07        50
HRBF    Harbor Federal Bancorp Inc.      2.31   46.08      22.96    16.48   20.83    22.06    129.91    129.91        48
HRZB    Horizon Financial Corp.          2.51   76.15      16.2     23.92   15.63    16.06    155.97    155.97       124
HTHR    Hawthorne Financial Corp.        -       0.00       9.94     5.44   14.06    11.69    127.93    127.93        NA
HWEN    Home Financial Bancorp           1.10   22.22      24.66    20.45   14.26    20.28    113.64    113.64        20
HZFS    Horizon Financial Svcs Corp.     1.11   18.28      22.57    15.42   15.05    17.47    169.27    169.27        26
IBSF    IBS Financial Corp.              2.21   67.86      32.26    26.32   30.11    32.26    151.66    151.66       126
ICBC    Independence Comm. Bank Corp.    -      NA         NA       NA      NA       NA        NA        NA           NA
IFSB    Independence Federal Svgs Bank   1.47   29.19      65.38     7.93    6.85    10.56    109.96    121.52        NA
INBI    Industrial Bancorp Inc.          3.19   48.60      17.58    25.54   16.8     17.58    154.97    154.97        86
IPSW    Ipswich Savings Bank             0.91   13.86      22.44    17.60   14.11    17.33    333.33    333.33        66
ITLA    ITLA Capital Corp.               -       0.00      13.19    16.47   12.29    13.19    161.86    162.35       163
IWBK    InterWest Bancorp Inc.           1.63   27.87      22.46    18.72   21.53    19.06    276.95    281.31       668
JOAC    Joachim Bancorp Inc.             2.97  138.89      46.70    35.49   46.70    46.70    122.72    122.72        14
JSB     JSB Financial Inc.               2.73   38.67      18.02    37.01   19.52    15.62    155.38    155.38        NA
JSBA    Jefferson Savings Bancorp        0.93   24.00      33.71    24.21   34.09    30.00    235.48    293.54        NA
JXSB    Jacksonville Savings Bk (MHC)    1.40   55.57      65.15    24.18   41.35    42.16    232.94    232.94        83
JXVL    Jacksonville Bancorp Inc.        2.41   36.76      15.26    21.39   18.53    15.26    145.21    145.21        NA
KFBI    Klamath First Bancorp            1.75   35.96      21.84    19.49   21.13    21.84    120.28    131.07       237
KNK     Kankakee Bancorp Inc.            1.35   23.65      17.93    12.25   16.44    17.49    126.97    152.62       142
KSAV    KS Bancorp Inc.                 NA      63.46      NA       NA      NA       NA        NA        NA           33
KSBK    KSB Bancorp Inc.                 0.53    6.52      13.99    15.26   13.79    13.59    196.13    225.63        NA
KYF     Kentucky First Bancorp Inc.      3.18   64.10      20.45    23.87   19.69    20.19    140.12    140.12        20
LARK    Landmark Bancshares Inc.         2.21   35.46      21.88    19.53   18.84    19.24    138.39    138.39        49
LARL    Laurel Capital Group Inc.        2.45   28.54      16.47    21.44   14.76    16.10    201.61    201.61        45
LFBI    Little Falls Bancorp Inc.        1.03   19.48      26.35    13.59   25.66    25.32    133.29    144.34        40
LFCO    Life Financial Corp.             -       0.00       8.90    35.51    9.72     9.21    234.90    234.90       272
LFED    Leeds Federal Bankshares (MHC)   2.84   80.82      29.92    34.23   29.04    29.92    207.46    207.46        27
LISB    Long Island Bancorp Inc.         0.97   26.67      33.95    23.62   25.89    27.61    263.80    266.06      1362
LO      Local Financial Corp.            -      NM         NA       NA      NA       NM        NA        NA          481
LOGN    Logansport Financial Corp.       2.35   40.40      16.83    24.09   18.48    17.17    127.72    127.72        14
LONF    London Financial Corp.           1.57  609.30      19.06    20.52   15.25    17.73    149.07    149.07        10
LSBI    LSB Financial Corp.              1.27   18.78      18.75    13.36   15.63    16.85    148.74    148.74        64
LSBX    Lawrence Savings Bank            -       0.00       8.01    18.69    8.94     7.93    167.85    167.85       100
LVSB    Lakeview Financial Corp.         0.96    8.08      27.37    21.35   10.32    16.77    221.28    269.71        NA
LXMO    Lexington B&L Financial Corp.    1.89   43.48      23.01    18.82   33.07    23.01    104.51    111.40        NA
MAFB    MAF Bancorp Inc.                 1.11   11.67      16.24    16.27   16.10    15.83    210.18    236.91       873
MARN    Marion Capital Holdings          3.12   66.17      21.24    26.03   24.35    21.24    126.68    129.41        NA
MASB    MASSBANK Corp.                   2.00   32.60      19.31    19.30   16.23    17.48    167.50    169.84       180
MBBC    Monterey Bay Bancorp Inc.        0.66   23.64      41.91    16.79   38.17    38.86    134.94    144.33       102
MBLF    MBLA Financial Corp.             1.66   27.59      16.75    14.55   15.46    16.64    107.80    107.80        NA
MBSP    Mitchell Bancorp Inc.            2.39   67.80      28.39    42.22   26.17    28.39    107.37    107.37        NA
MCBN    Mid-Coast Bancorp Inc.           1.45   25.88      19.35    13.56   20.00    17.91    160.00    160.00        25
MDBK    Medford Bancorp Inc.             1.92   37.10      17.79    16.87   15.30    16.78    182.65    193.25       252
MECH    MECH Financial Inc.              2.08    0.00      11.46    16.16   17.61    11.46    168.47    168.47       230
METF    Metropolitan Financial Corp.     -       0.00      18.29    10.69   13.39    16.13    276.75    299.40       302
MFBC    MFB Corp.                        1.26   25.19      21.26    15.35   16.88    20.93    130.37    130.37        70
MFFC    Milton Federal Financial Corp.   3.72   90.91      27.80    15.91   20.16    24.43    129.10    129.10        51
MFLR    Mayflower Co-operative Bank      3.37   40.76      16.84    16.19   13.19    15.13    165.97    168.56        48
MFSL    Maryland Federal Bancorp         1.15   32.58      29.96    21.40   44.60    29.73    244.24    246.55       285
MIFC    Mid-Iowa Financial Corp.         0.67    9.20      15.22    13.92   16.49    13.65    157.28    157.49        37
MIVI    Mississippi View Holding Co.     1.60   16.84      21.28    21.57   20.83    21.05    118.69    118.69        21

                                                                   Page 29 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                     Dividends                 Current Pricing Data as of 06/08/98                Productivity
                                  -------------------- --------------------------------------------------------- --------------
                                              LTM                                            Price/  Price/Tang  Full Time
                                     Current Dividend   Price/                             Publicly  Publicly    Equivalent
                                     Dividend Payout       LTM    Price/  Price/   Price/     Rep      Rep       Employees
                                      Yield    Ratio    Core EPS  Assets  Earnings LTM EPS Book Value Book Value Most Recent
Ticker        Short Name               ($)      (%)        (x)     (%)      (x)     (x)       (%)       (%)         Qtr
-------------------------------   -------------------- --------------------------------------------------------- --------------
MONT    Montgomery Financial Corp.       1.73   NA         NA       19.31   18.75    NA       105.81    105.81        NA
MRKF    Market Financial Corp.           2.04   40.38      26.44    31.80   28.65    26.44     90.16     90.16         9
MSBF    MSB Financial Inc.               1.77   28.50      19.10    26.34   15.74    17.00    157.70    157.70        19
MSBK    Mutual Savings Bank FSB          -       0.00      NM        7.68   22.60    NM       151.42    151.42       239
MWBI    Midwest Bancshares Inc.          1.78   18.33      15.00    10.21   14.06    13.13    148.17    148.17        42
MWBX    MetroWest Bank                   1.54   31.48      14.47    17.18   15.03    14.47    238.2     238.20       183
MYST    Mystic Financial Inc.            1.31   NA         NA       22.02   NA       NA       115.53    115.53        54
NASB    NASB Financial Inc.              1.53   14.87      14.92    19.98   11.70    12.17    235.36    242.41       247
NBCP    Niagara Bancorp Inc. (MHC)       -      NA         NA       NA      NA       NA        NA        NA           NA
NBN     Northeast Bancorp                1.33   27.29      21.33    11.52   14.81    20.51    164.61    181.20        NA
NBSI    North Bancshares Inc.            2.46   85.00      42.76    17.56   33.85    40.63    153.30    153.30        37
NEIB    Northeast Indiana Bancorp        1.58   24.26      15.81    18.13   15.81    15.81    135.82    135.82        43
NEP     Northeast PA Financial Corp.     -      NA         NA       NA      NA       NA        NA        NA           NA
NHTB    New Hampshire Thrift Bncshrs     3.08   38.89      15.60    12.72   14.77    14.44    157.13    180.89       121
NMSB    NewMil Bancorp Inc.              2.35   41.18      20.34    14.13   18.92    20.04    158.61    158.61       129
NSLB    NS&L Bancorp Inc.                2.84   79.37      27.93    19.74   27.49    27.93    105.04    105.80        NA
NSSY    NSS Bancorp Inc.                 1.21   17.09      22.63    15.26   19.20    18.38    188.10    193.26        NA
NTBK    Net.B@nk Inc.                    -       0.00      NM       93.05   NM       NM       445.95    445.95        NA
NTMG    Nutmeg Federal S&LA              1.84   38.04      54.38     9.64   20.91    23.64    165.27    165.27        NA
NWEQ    Northwest Equity Corp.           3.14   37.04      15.67    17.17   13.77    15.09    137.48    137.48        36
NWSB    Northwest Bancorp Inc. (MHC)     1.01   36.36      36.92    30.86   33.07    36.08    348.90    390.05       844
OCFC    Ocean Financial Corp.            2.48   42.11      20.18    19.82   19.38    20.39    139.39    139.39       242
OCN     Ocwen Financial Corp.            -       0.00      65.30    44.03   17.23    17.35    336.68    355.49      1147
OFCP    Ottawa Financial Corp.           1.40   28.07      22.62    16.55   22.27    20.96    195.88    238.89       256
OHSL    OHSL Financial Corp.             2.99   52.38      21.20    16.61   18.21    19.94    153.39    153.39        61
OSFS    Ohio State Financial Services    -      NA         NA       26.32   NA       NA        97.15     97.15        14
OTFC    Oregon Trail Financial Corp.     1.21   NA         NA       27.81   NA       NA       107.56    107.56        NA
PBCI    Pamrapo Bancorp Inc.             3.95   59.54      16.99    21.15   17.30    16.40    164.97    165.94        90
PBCT    People's Bank (MHC)              2.17   45.94      45.59    27.14   23.63    24.84    294.01    343.22      3305
PBHC    Pathfinder Bancorp Inc. (MHC)    0.93   30.66      45.05    31.21   38.62    34.88    258.98    305.87        NA
PBKB    People's Bancshares Inc.         2.04   29.22      36.96     9.79   14.83    16.56    266.74    276.27        NA
PBOC    PBOC Holdings Inc.               -       0.00      78.13     2.00   NA       12.34    142.48    142.48       226
PCBC    Perry County Financial Corp.     2.14   45.05      21.06    22.48   22.48    21.06    118.72    118.72        NA
PDB     Piedmont Bancorp Inc.            4.10   68.97      17.11    20.19   15.23    16.81    125.48    125.48        30
PEDE    Great Pee Dee Bancorp            1.94   NA         NA       49.28   22.79    NA       109.23    109.23        NA
PEEK    Peekskill Financial Corp.        2.04   54.55      25.92    27.15   27.54    26.70    118.13    118.13        25
PERM    Permanent Bancorp Inc.           1.38   28.23      25.81    16.03   23.53    25.81    154.74    156.56       128
PFDC    Peoples Bancorp                  1.93   33.34      17.77    25.56   17.23    17.77    169.40    169.40        84
PFED    Park Bancorp Inc.                -       0.00      25.70    21.57   17.55    25.35    108.31    108.31        44
PFFB    PFF Bancorp Inc.                 -       0.00      22.47    12.14   19.23    21.05    134.23    135.59       530
PFFC    Peoples Financial Corp.          4.53  859.38      32.32    22.83   11.42    20.70    119.26    119.26        19
PFNC    Progress Financial Corp.         0.62   12.66      25.33    16.68   21.88    22.65    302.20    340.71       228
PFSB    PennFed Financial Services Inc   0.82   12.07      15.18    11.16   13.71    14.66    144.31    166.50       210
PFSL    Pocahontas Bancorp Inc.          2.45   NA         NA       NA      NA       NA        NA        NA           71
PHBK    Peoples Heritage Finl Group      1.85   29.20      17.46    18.09   16.49    17.34    269.27    353.95      2584
PHFC    Pittsburgh Home Financial Corp   1.36  230.25      17.28    10.26   15.74    14.81    138.13    139.77        64
PHSB    Peoples Home Savings Bk (MHC)    1.19   NA         NA       24.86   31.45    NA       194.82    194.82        NA
PLSK    Pulaski Savings Bank (MHC)       1.68   NA         NA       19.75   31.92    NA       171.22    171.22        45
PRBC    Prestige Bancorp Inc.            0.89   16.03      26.35    12.78   30.47    25.66    130.00    130.00        45
PROV    Provident Financial Holdings     -       0.00      41.44    13.66   20.72    20.53    123.21    123.21        NA
PSBK    Progressive Bank Inc.            1.93   32.57      18.64    17.80   20.28    18.98    200.07    219.26       259
PSFC    Peoples-Sidney Financial Corp.   1.16   NA         NA       40.93   30.24    NA       151.36    151.36        20
PSFI    PS Financial Inc.                3.56  916.67      18.49    33.40   16.07    28.13    120.00    120.00        15
PTRS    Potters Financial Corp.          1.28   18.81      19.13    14.32   20.38    18.56    164.47    164.47        45
PULB    Pulaski Bank, Svgs Bank (MHC)    2.43  113.16      56.56    51.89   47.14    47.63    386.42    386.42        NA
PULS    Pulse Bancorp                    2.90   42.61      15.88    15.92   16.44    15.70    190.91    190.91        60
PVFC    PVF Capital Corp.                -       0.00      14.77    16.51   13.54    13.98    229.28    229.28        NA
PVSA    Parkvale Financial Corp.         1.91   24.95      15.29    15.37   14.86    15.29    196.63    197.62       242
PWBK    Pennwood Bancorp Inc.            1.93   49.04      25.93    22.15   70.00    26.92    111.20    111.20        11
QCBC    Quaker City Bancorp Inc.         -       0.00      17.42    12.48   15.54    16.91    142.50    142.50       161
QCFB    QCF Bancorp Inc.                 -       0.00      14.06    26.91   12.66    13.87    152.03    152.03        NA
QCSB    Queens County Bancorp Inc.       2.25   43.21      27.99    40.93   24.18    27.47    339.44    339.44        NA
RARB    Raritan Bancorp Inc.             2.07   32.48      18.83    16.53   18.13    18.59    219.36    222.22        91
RCBK    Richmond County Financial Corp   1.05   NA         NA       34.52   NA       NA       156.63    157.28       325

                                                                   Page 30 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                     Dividends                 Current Pricing Data as of 06/08/98                Productivity
                                  -------------------- --------------------------------------------------------- --------------
                                              LTM                                            Price/  Price/Tang  Full Time
                                     Current Dividend   Price/                             Publicly  Publicly    Equivalent
                                     Dividend Payout       LTM    Price/  Price/   Price/     Rep      Rep       Employees
                                      Yield    Ratio    Core EPS  Assets  Earnings LTM EPS Book Value Book Value Most Recent
Ticker        Short Name               ($)      (%)        (x)     (%)      (x)     (x)       (%)       (%)         Qtr
-------------------------------   -------------------- --------------------------------------------------------- --------------
REDF    RedFed Bancorp Inc.              -       0.00      13.11    14.52   12.09    13.45    169.28    169.84       262
RELI    Reliance Bancshares Inc.         -       0.00      42.82    45.96   30.58    40.78     91.98     91.98        NA
RELY    Reliance Bancorp Inc.            1.81   33.17      21.21    17.61   20.77    20.04    198.09    287.08        NA
RIVR    River Valley Bancorp             1.07   15.38      17.86    16.67   16.74    16.03    122.23    123.84        NA
ROSE    TR Financial Corp.               1.71   29.33      22.89    18.44   18.81    20.25    283.29    283.29       435
RSLN    Roslyn Bancorp Inc.              1.52   23.21      20.85    25.78   16.41    19.92    153.78    154.52       399
RVSB    Riverview Bancorp Inc.           0.82   NA         NA       38.3    18.48    NA       171.2     177.08        92
SBAN    SouthBanc Shares Inc.            7.13   NA         NA       NA      NA       NA        NA        NA           NA
SBFL    SB of the Finger Lakes (MHC)     1.22   76.92      89.2     27.93   70.09    75.48    321.72    321.72        70
SBOS    Boston Bancorp (The)            NA      10.89      NA       NA      NA       NA        NA        NA           NA
SCBS    Southern Community Bancshares    -     332.32      20.78    27.08   26.95    21.04    170.79    170.79        NA
SCCB    S. Carolina Community Bancshrs   2.94   83.78      29.39    27.23   24.72    29.39    133.60    133.60        NA
SFED    SFS Bancorp Inc.                 1.46   29.90      23.40    15.16   23.91    22.68    122.63    122.63        58
SFFC    StateFed Financial Corp.         1.39   28.17      20.25    25.08   21.14    20.25    141.49    141.49        NA
SFIN    Statewide Financial Corp.        2.00   33.33      17.19    14.83   17.74    17.05    150.79    151.00        NA
SFSB    SuburbFed Financial Corp.        0.68   15.92      30.68    13.44   28.13    23.51    199.87    200.38       167
SFSL    Security First Corp.             1.40   28.83      23.20    28.38   22.20    23.20    300.82    305.09       155
SGVB    SGV Bancorp Inc.                 -       0.00      32.87    10.38   22.19    27.31    131.58    133.36        97
SHEN    First Shenango Bancorp Inc.      1.46   28.44      19.07    21.04   23.84    19.43    175.66    175.66        98
SHSB    SHS Bancorp Inc.                 -      NA         NA       16.46   16.44    NA       118.89    118.89        27
SIB     Staten Island Bancorp Inc.       1.29   NA         NA       36.64   21.69    NA       139.83    143.53       590
SISB    SIS Bancorp Inc.                 1.55   31.64      18.47    16.08   17.83    23.38    226.09    226.09       605
SKAN    Skaneateles Bancorp Inc.         1.60   25.01      16.51     9.78   19.02    16.20    140.22    143.91       119
SKBO    First Carnegie Deposit (MHC)     1.54   NA         NA       31.22   81.25    NA       181.56    181.56        19
SMBC    Southern Missouri Bancorp Inc.   2.35   71.43      31.72    21.67   53.13    30.36    129.18    129.18        54
SOBI    Sobieski Bancorp Inc.            1.64   47.69      30.47    16.58   28.68    30.00    109.30    109.30        NA
SOPN    First Savings Bancorp Inc.       4.12   68.46      18.65    30.01   17.83    18.65    130.31    130.31        42
SOSA    Somerset Savings Bank            -       0.00      11.99    16.18    8.06    11.46    223.2     223.20       142
SPBC    St. Paul Bancorp Inc.            1.58   26.76      18.08    18.95   18.08    17.83    202.83    203.64      1064
SRN     Southern Banc Co.                -      81.40      37.5     18.77   31.01    37.50    107.86    108.66        NA
SSB     Scotland Bancorp Inc.            2.25   NM         15.57    27.72   24.65    15.57    112.20    112.20        13
SSFC    South Street Financial Corp.     4.10   NM         NA       21.01   40.63    23.21    118.47    118.47        38
SSM     Stone Street Bancorp Inc.        2.33  570.83      23.51    33.47   19.75    25.32    119.55    119.55        20
STFR    St. Francis Capital Corp.        1.34   21.22      19.27    13.25   15.37    17.07    165.60    185.34       395
STSA    Sterling Financial Corp.         -       0.00      22.28    10.31   18.30    19.56    183.96    197.42       513
SVRN    Sovereign Bancorp Inc.           0.46   12.52      21.60    12.85   48.61    31.25    249.29    290.7       2579
SWBI    Southwest Bancshares Inc.        2.53   50.00      20.81    22.43   18.39    20.27    193.07    193.07        91
SWCB    Sandwich Bancorp Inc.            2.23   52.21      26.26    23.19   27.05    25.20    286.92    296.27       153
SZB     SouthFirst Bancshares Inc.       3.06   67.31      22.30    11.80   27.26    25.16    117.16    120.10        67
THR     Three Rivers Financial Corp.     2.26   37.04      19.44    16.34   20.25    18.00    120.88    121.26        NA
THRD    TF Financial Corp.               1.83   33.07      24.28    13.07   21.14    20.64    148.72    176.56       159
TPNZ    Tappan Zee Financial Inc.        1.40   33.77      27.78    22.85   21.74    25.97    135.59    135.59        14
TRIC    Tri-County Bancorp Inc.          2.98   47.30      19.16    19.29   20.49    19.93    122.61    122.61        19
TSBK    Timberland Bancorp Inc.          1.44   NA         NA       38.89   NA       NA       121.02    121.02        91
TSBS    Peoples Bancorp Inc.             1.00   NA         NA       NA      NA       NA        NA        NA          157
TSH     Teche Holding Co.                2.55   43.86      17.37    16.57   16.35    17.21    119.81    119.81       166
TWIN    Twin City Bancorp                2.91   46.45      18.84    15.7    14.95    15.45    123.10    123.10        55
UBMT    United Financial Corp.           3.59   NA         NA       24.00   NM       NA       157.22    162.54        NA
UCBC    Union Community Bancorp          2.02   NA         NA       41.87   19.57    NA       104.61    104.61        NA
UFRM    United Federal Savings Bank      1.33   43.64      48.65    19.22   32.14    32.73    256.41    256.41       134
UPFC    United PanAm Financial Corp.     -       0.00      NM       37.43   NA       20.05     NM        NM          490
USAB    USABancshares Inc.               -       0.00     131.82    21.24   11.33    NM       179.23    180.35        NA
UTBI    United Tennessee Bankshares      8.07   NA         NA       28.83   NA       NA       106.86    106.86        19
WAMU    Washington Mutual Inc.           1.73   50.57      20.41    17.30   16.96    31.81    320.98    342.68     19207
WAYN    Wayne Savings Bancshares (MHC)   2.01   75.15      40.58    26.77   46.67    37.33    284.55    284.55       100
WBST    Webster Financial Corp.          1.36   20.83      16.57    11.72   14.69    16.83    221.47    251.27      1294
WCBI    Westco Bancorp Inc.              2.23   35.75      18.48    23.53   17.33    17.04    152.42    152.42        55
WCFB    Webster City Federal SB (MHC)    4.24  125.00      29.49    42.44   29.49    29.49    176.73    176.73        21
WEFC    Wells Financial Corp.            2.89   29.75      17.89    19.41   15.26    17.15    134.39    134.39        NA
WEHO    Westwood Homestead Fin. Corp.    2.88   NM         NA       27.36   26.04    39.06    119.05    119.05        22
WES     Westcorp                         1.63   62.50      NM        8.45   NM       19.14     96.84     97.07      2432
WFI     Winton Financial Corp.           1.52   26.97      23.57    19.21   17.19    18.54    263.16    267.86        NA
WFSL    Washington Federal Inc.          3.06   41.37      14.16    26.74   13.56    13.89    199.38    215.52       656
WHGB    WHG Bancshares Corp.             2.00   52.00      31.37    18.76   44.44    32.00    111.34    111.34        NA

                                                                   Page 31 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                     Dividends                 Current Pricing Data as of 06/08/98                Productivity
                                  -------------------- --------------------------------------------------------- --------------
                                              LTM                                            Price/  Price/Tang  Full Time
                                     Current Dividend   Price/                             Publicly  Publicly    Equivalent
                                     Dividend Payout       LTM    Price/  Price/   Price/     Rep      Rep       Employees
                                      Yield    Ratio    Core EPS  Assets  Earnings LTM EPS Book Value Book Value Most Recent
Ticker        Short Name               ($)      (%)        (x)     (%)      (x)     (x)       (%)       (%)         Qtr
-------------------------------   -------------------- --------------------------------------------------------- --------------
WOFC    Western Ohio Financial Corp.     3.92  833.33     134.21    16.41   33.55   212.50    111.94    119.66       110
WRNB    Warren Bancorp Inc.              2.98   55.63      16.3     24.82   16.75    15.08    224.64    224.64       135
WSB     Washington Savings Bank, FSB     1.38   22.73      22.66    12.02   20.14    16.48    138.62    138.62        NA
WSBI    Warwick Community Bancorp        -      NA         NA       29.73   NA       NA       128.96    128.96        NA
WSFS    WSFS Financial Corp.             0.55    0.00      16.92    17.87   15.71    16.54    300.96    302.61       303
WSTR    WesterFed Financial Corp.        2.01   37.20      18.56    13.58   25.91    18.84    127.76    159.35       352
WVFC    WVS Financial Corp.              3.24  247.62      17.45    22.46   18.50    17.62    204.42    204.42        59
WYNE    Wayne Bancorp Inc.               0.65   20.41      31.63    22.94   35.23    31.63    180.76    180.76        63
YFCB    Yonkers Financial Corp.          1.45   22.22      18.63    16.99   19.38    17.94    128.91    128.91        66
YFED    York Financial Corp.             2.40   44.14      23.83    15.89   22.59    19.54    181.19    181.19       383
---------------------------------------------------------------------------------------------------------------------------
        Average                          1.55   50.06      25.79    20.51   22.79    23.33    171.31    178.18       374

                                                                   Page 32 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                     Dividends                 Current Pricing Data as of 06/08/98               Productivity
                                  -------------------- -------------------------------------------------------- --------------
                                              LTM                                            Price/  Price/Tang  Full Time
                                     Current Dividend   Price/                             Publicly  Publicly    Equivalent
                                     Dividend Payout       LTM    Price/  Price/   Price/     Rep      Rep       Employees
                                      Yield    Ratio    Core EPS  Assets  Earnings LTM EPS Book Value Book Value Most Recent
Ticker        Short Name               ($)      (%)        (x)     (%)      (x)     (x)       (%)       (%)         Qtr
-------------------------------   ------------------- ---------------------------------------------------------- --------------
        Comparable Thrift Data
CSBF    CSB Financial Group Inc.         0.000   0.00      47.41    24.06   34.38    44.35    103.93    110.18        NA
FLKY    First Lancaster Bancshares       3.306  94.34      28.54    27.01   27.01    28.54    101.37    101.37        NA
GLMR    Gilmer Financial Svcs, Inc.      0.000   0.00      20.77     6.41   NM      117.71     71.05     71.05        12
HBBI    Home Building Bancorp            1.250  26.32      22.02    17.63   25.00    21.05    116.45    116.45        13
HWEN    Home Financial Bancorp           1.096  22.22      24.66    20.45   14.26    20.28    113.64    113.64        20
LONF    London Financial Corp.           1.574 609.30      19.06    20.52   15.25    17.73    149.07    149.07        10
MBSP    Mitchell Bancorp Inc.            2.388  67.80      28.39    42.22   26.17    28.39    107.37    107.37        NA
PWBK    Pennwood Bancorp Inc.            1.929  49.04      25.93    22.15   70.00    26.92    111.20    111.20        11
RELI    Reliance Bancshares Inc.         0.000   0.00      42.82    45.96   30.58    40.78     91.98     91.98        NA
SCCB    S. Carolina Community Bancshrs   2.943  83.78      29.39    27.23   24.72    29.39    133.60    133.60        NA
----------------------------------------------------------------------------------------------------------------------------
        Average                          1.45   95.28      28.90    25.36   29.71    37.51    109.97    110.59        13
        Median                           1.41   37.68      27.16    23.11   26.17    28.47    109.29    110.69        12
        Maximum                          3.31  609.30      47.41    45.96   70.00   117.71    149.07    149.07        20
        Minimum                          0.00    0.00      19.06     6.41   14.26    17.73     71.05     71.05        10

        Farnsworth Bancorp, Inc.        NA      NA         NA       NA      NA       NA        NA        NA           NA

        Variance to the Comparable MediaNA      NA         NA       NA      NA       NA        NA        NA           NA

                                                                   Page 33 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                                      Income
                                  ---------------------------------------------------------------------------------------

                                      Net       Core         Core                Net       Core        Core
                                    IncomeCore Income        EPS       EPS      Income    Income        EPS       EPS
Ticker        Short Name              LTM       LTM          LTM       LTM       MRQ       MRQ          MRQ       MRQ
-------------------------------   ---------------------------------------------------------------------------------------
%CAL    California Federal Bank     336,060   285,519        NA        NA      101,275    92,093        NA        NA
%CCMD   Chevy Chase Bank, FSB        40,690   -41,098        NA        NA        5,298   (18,081)       NA        NA
AABC    Access Anytime Bancorp Inc.   1,559     1,450         1.18      1.28        74        40         0.06      0.03
ABBK    Abington Bancorp Inc.         4,462     3,801         0.98      1.15     1,136       855         0.30      0.23
ABCL    Alliance Bancorp             12,472    12,472         1.45      1.45     3,652     3,415         0.42      0.39
ABCW    Anchor BanCorp Wisconsin     20,501    18,352         1.90      2.12     5,250     4,424         0.54      0.46
AFBC    Advance Financial Bancorp       957       897         0.89      0.95       272       247         0.28      0.25
AFCB    Affiliated Community Bancorp 12,131    11,571         1.72      1.80     3,212     3,041         0.47      0.44
AFED    AFSALA Bancorp Inc.           1,204     1,223         0.93      0.92       256       275         0.20      0.21
AHCI    Ambanc Holding Co.            2,554     2,045         0.52      0.64       446       441         0.11      0.11
AHM     H.F. Ahmanson & Co.         424,992   402,097         3.42      3.71   114,303   121,732         0.97      0.97
ALBC    Albion Banc Corp.               340       323         0.43      0.46       102       102         0.13      0.13
ALBK    ALBANK Financial Corp.       43,914    43,501         3.17      3.19     9,807     9,739         0.71      0.71
ALLB    Alliance Bank (MHC)           2,014     2,014         0.62      0.62       522       522         0.16      0.16
AMFC    AMB Financial Corp.           1,013       572         0.62      1.11       225       126         0.24      0.13
ANA     Acadiana Bancshares Inc.      2,941     2,768         1.13      1.20       764       674         0.32      0.28
ANDB    Andover Bancorp Inc.         13,700    13,347         2.00      2.05     3,702     3,605         0.55      0.54
ANE     Alliance Bncp of New England  2,169     1,262         0.51      0.86       602       319         0.23      0.12
ASBI    Ameriana Bancorp              3,784     3,298         1.01      1.15     1,029       855         0.31      0.26
ASBP    ASB Financial Corp.           1,071     1,067         0.68      0.68       276       276         0.18      0.18
ASFC    Astoria Financial Corp.      75,299    69,599         2.86      3.17    22,269    20,902         0.80      0.75
ATSB    AmTrust Capital Corp.           288       125         0.25      0.57        64        (4)        0.13     (0.01)
AVND    Avondale Financial Corp.     -4,697    -3,825        -1.10     -1.34       206      (327)        0.06     (0.10)
BANC    BankAtlantic Bancorp Inc.    26,684    11,785         0.35      0.76     5,256     1,579         0.13      0.04
BDJI    First Federal Bancorp.          765       770         0.92      0.91       168       168         0.20      0.20
BFD     BostonFed Bancorp Inc.        7,030     5,976         1.07      1.26     1,889     1,463         0.35      0.27
BFFC    Big Foot Financial Corp.      1,234     1,085         0.46      0.53       178       178         0.07      0.07
BFSB    Bedford Bancshares Inc.       1,664     1,654         1.44      1.44       460       458         0.40      0.40
BKC     American Bank of Connecticut  8,212     6,927         1.46      1.73     2,165     1,819         0.44      0.37
BKCT    Bancorp Connecticut Inc.      6,227     5,360         0.97      1.12     1,745     1,398         0.31      0.25
BKUNA   BankUnited Financial Corp.    8,424     6,893         0.42      0.54     2,292     2,016         0.13      0.11
BNKU    Bank United Corp.           103,937    99,006         3.07      3.22    46,302    43,717         1.43      1.35
BPLS    Bank Plus Corp.              11,979    13,970         0.69      0.61     3,541     3,349         0.18      0.17
BRKL    Brookline Bancorp (MHC)      13,726    13,676        NA        NA        3,770     3,765        NA        NA
BTHL    Bethel Bancorp                1,435     1,141         0.74      0.96       302       263         0.19      0.16
BVCC    Bay View Capital Corp.       13,819    21,532         1.42      0.90     5,060     7,174         0.24      0.34
BWFC    Bank West Financial Corp.     1,076       864         0.33      0.42       208       203         0.08      0.08
BYFC    Broadway Financial Corp.        641       295         0.30      0.72       145       129         0.16      0.14
BYS     Bay State Bancorp            -1,751       679        NA        NA       (2,844)     (409)       NA        NA
CAFI    Camco Financial Corp.         6,454     4,904         1.43      1.88     2,009     1,398         0.53      0.37
CAPS    Capital Savings Bancorp Inc.  2,633     2,260         1.16      1.36       819       550         0.42      0.28
CASB    Cascade Financial Corp.       3,104     2,926         0.83      0.87     1,106       949         0.29      0.25
CASH    First Midwest Financial Inc.  2,316     2,031         0.72      0.83      (513)     (584)       (0.19)    (0.22)
CATB    Catskill Financial Corp.      3,828     3,786         0.88      0.88       972       951         0.23      0.23
CAVB    Cavalry Bancorp Inc.             NA        NA        NA        NA        1,381       985        NA        NA
CBCI    Calumet Bancorp Inc.         10,210    10,243         2.99      2.98     3,994     3,953         1.17      1.16
CBES    CBES Bancorp Inc.             1,098       915         0.97      1.16       237       171         0.25      0.18
CBK     Citizens First Financial Corp.1,978     1,235         0.46      0.76       510       350         0.20      0.14
CBSA    Coastal Bancorp Inc.         14,266    14,656         2.83      2.75     5,941     6,402         1.14      1.23
CCFH    CCF Holding Co.                 163      -134        -0.17      0.19        57       (11)        0.06     (0.01)
CEBK    Central Co-operative Bank     2,796     2,561         1.31      1.43       663       662         0.34      0.34
CENB    Century Bancorp Inc.          1,343     1,343         1.19      1.19       154       154         0.14      0.14
CFB     Commercial Federal Corp.     61,485    73,540         2.01      1.72     8,194    19,420         0.20      0.47
CFCP    Coastal Financial Corp.       6,443     5,335         0.82      0.99     1,679     1,294         0.26      0.20
CFFC    Community Financial Corp.     1,875     1,883         0.74      0.74       539       538         0.21      0.21
CFKY    Columbia Financial of Kentucky   NA        NA        NA        NA          153       153        NA        NA
CFNC    Carolina Fincorp Inc.         1,051     1,203         0.65      0.59        25       199         0.01      0.08
CFSB    CFSB Bancorp Inc.            11,195    10,186         1.17      1.29     2,830     2,490         0.33      0.29
CFTP    Community Federal Bancorp     2,659     2,532         0.58      0.61       734       605         0.17      0.14
CIBI    Community Investors Bancorp     905       905         1.05      1.05       227       227         0.26      0.26
CKFB    CKF Bancorp Inc.              1,147       871         1.03      1.34       212       211         0.26      0.26
CLAS    Classic Bancshares Inc.       1,089       841         0.70      0.89       281       275         0.23      0.23
CMRN    Cameron Financial Corp        2,425     2,393         0.97      0.98       610       596         0.25      0.24
CMSB    Commonwealth Bancorp Inc.    15,551    10,622         0.67      0.99     3,852     2,492         0.25      0.16

                                                                   Page 34 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                                      Income
                                  ---------------------------------------------------------------------------------------

                                      Net       Core         Core                Net       Core        Core
                                    IncomeCore Income        EPS       EPS      Income    Income        EPS       EPS
Ticker        Short Name              LTM       LTM          LTM       LTM       MRQ       MRQ          MRQ       MRQ
-------------------------------   ---------------------------------------------------------------------------------------
CMSV    Community Savings Bnkshrs(MHC)5,237     4,839         0.95      1.03     1,232     1,232         0.24      0.24
CNIT    CENIT Bancorp Inc.            6,406     5,958         1.21      1.30     1,457     1,343         0.30      0.28
CNSB    CNS Bancorp Inc.                882       816         0.50      0.54       248       190         0.16      0.12
CNY     Carver Bancorp Inc.           1,046       926         0.42      0.48       106       106         0.05      0.05
COFI    Charter One Financial       160,059   215,401         1.72      1.24    63,533    60,865         0.49      0.47
CONE    Conestoga Bancorp, Inc.       3,210     2,607         0.58      0.71       742       334         0.16      0.07
COOP    Cooperative Bankshares Inc.   2,265     2,063         0.64      0.70       615       446         0.19      0.14
CRSB    Crusader Holding Corp.           NA        NA        NA        NA          885       815         0.28      0.26
CRZY    Crazy Woman Creek Bancorp       738       746         0.84      0.83       187       185         0.21      0.21
CSBF    CSB Financial Group Inc.        261       246         0.29      0.31        84        84         0.10      0.10
CTZN    CitFed Bancorp Inc.          28,908    29,341         2.18      2.15     7,803     8,305         0.58      0.62
CVAL    Chester Valley Bancorp Inc.   3,328     3,026         1.38      1.52       904       747         0.41      0.34
DCBI    Delphos Citizens Bancorp Inc. 1,642     1,642         0.91      0.91       410       410         0.23      0.23
DIBK    Dime Financial Corp.         15,584    15,485         2.91      2.93     2,610     2,631         0.49      0.49
DIME    Dime Community Bancorp Inc.  11,718    11,023         0.90      0.96     3,338     3,187         0.28      0.27
DME     Dime Bancorp Inc.           146,047   118,082         1.06      1.31    57,249    27,838         0.49      0.24
DNFC    D & N Financial Corp.        14,928    12,545         1.34      1.59     3,897     2,967         0.41      0.31
DSL     Downey Financial Corp.       50,469    45,022         1.59      1.79    17,565    13,639         0.62      0.48
EBI     Equality Bancorp Inc.         1,154       260        NA        NA          364       128        NA        NA
EBSI    Eagle Bancshares              5,288     6,388         1.09      0.90     1,764     1,761         0.30      0.30
EFBC    Empire Federal Bancorp Inc.   1,609     1,609         0.67      0.67       403       403         0.17      0.17
EFBI    Enterprise Federal Bancorp    2,275     1,952         0.96      1.13       677       474         0.32      0.22
EFC     EFC Bancorp Inc.              2,714     2,714        NA        NA          800       800        NA        NA
EGLB    Eagle BancGroup Inc.            584       301         0.26      0.52       201        50         0.18      0.04
EMLD    Emerald Financial Corp.       6,561     6,041         0.58      0.63     1,856     1,613         0.18      0.16
EQSB    Equitable Federal Savings Bank2,264     2,188         1.70      1.75       607       553         0.46      0.42
ESBF    ESB Financial Corp.           5,851     5,826         1.02      1.02     1,550     1,555         0.27      0.27
ESBK    Elmira Savings Bank (The)     1,013       820         1.13      1.41       305       286         0.43      0.40
ESX     Essex Bancorp Inc.             -217      -352        -1.78     -1.78        98        98        (0.32)    (0.32)
ETFS    East Texas Financial Services   700       632         0.43      0.48       158       131         0.11      0.09
FAB     FIRSTFED AMERICA BANCORP INC. 6,819     5,743         0.71      0.84     1,458     1,145         0.18      0.14
FBBC    First Bell Bancorp Inc.       7,505     7,279         1.23      1.27     1,926     1,863         0.33      0.32
FBCI    Fidelity Bancorp Inc.         1,031     2,953         1.05      0.34       960       960         0.34      0.34
FBCV    1ST Bancorp                   1,987     1,358         1.23      1.81       559       365         0.51      0.33
FBER    1st Bergen Bancorp            2,132     2,132         0.80      0.80       519       519         0.21      0.21
FBHC    Fort Bend Holding Corp.       2,045     1,441         0.69      0.97       492       292         0.23      0.14
FBNW    FirstBank Corp.               1,706     1,044        NA        NA          541       340         0.30      0.19
FBSI    First Bancshares Inc.         1,826     1,759         0.81      0.85       404       410         0.18      0.18
FCB     Falmouth Bancorp Inc.           985       793         0.57      0.73       253       175         0.18      0.12
FCBF    FCB Financial Corp.           4,813     4,934         1.43      1.39     1,718     1,596         0.45      0.42
FCBH    Virginia Beach Fed. Financial    NA        NA        NA        NA        1,011       711        NA        NA
FCBK    First Coastal Bankshares      4,219     3,255         0.65      0.84     1,011       711         0.20      0.14
FCME    First Coastal Corp.           1,280     1,117         0.82      0.93       285       281         0.21      0.21
FDEF    First Defiance Financial      5,357     5,159         0.61      0.63     1,508     1,431         0.19      0.18
FED     FirstFed Financial Corp.     26,075    25,227         2.34      2.41     8,143     7,715         0.75      0.71
FESX    First Essex Bancorp Inc.     10,264     9,340         1.19      1.31     2,698     2,504         0.34      0.32
FFBA    First Colorado Bancorp Inc.  19,905    18,914         1.19      1.24     4,806     4,773         0.29      0.29
FFBH    First Federal Bancshares of AR5,411     5,128         1.11      1.18     1,420     1,393         0.30      0.29
FFBI    First Financial Bancorp Inc.    124       251         0.61      0.30        49        (2)        0.12      -
FFBS    FFBS BanCorp Inc.             1,824     1,824         1.20      1.20       451       451         0.30      0.30
FFBZ    First Federal Bancorp Inc.    1,831     1,712         0.99      1.05       345       320         0.20      0.19
FFCH    First Financial Holdings Inc.15,415    14,903         1.10      1.14     4,101     3,872         0.29      0.27
FFDB    FirstFed Bancorp Inc.         1,705     1,705         1.38      1.38       413       413         0.34      0.34
FFDF    FFD Financial Corp.           1,580       717         0.52      1.17       165       165         0.12      0.12
FFED    Fidelity Federal Bancorp       -779      -599        -0.14     -0.20    (2,010)   (1,734)       (0.64)    (0.55)
FFES    First Federal of East Hartford5,675     6,284         2.27      2.05     1,349     1,647         0.48      0.59
FFFD    North Central Bancshares Inc. 4,133     3,933         1.22      1.28     1,105     1,069         0.34      0.33
FFFL    Fidelity Bankshares Inc. (MHC)7,277     6,260         0.93      1.08     2,093     1,656         0.31      0.25
FFHH    FSF Financial Corp.           3,233     3,133         1.10      1.12       810       740         0.28      0.26
FFHS    First Franklin Corp.          1,877     1,634         0.89      1.03       537       412         0.30      0.23
FFIC    Flushing Financial Corp.      8,866     8,691         1.19      1.22     2,225     2,176         0.31      0.30
FFKY    First Federal Financial Corp. 6,277     6,119         1.47      1.51     1,650     1,568         0.40      0.38
FFLC    FFLC Bancorp Inc.             3,772     3,569         0.93      0.98       991       991         0.26      0.26
FFOH    Fidelity Financial of Ohio    4,871     4,689         0.86      0.89     1,203     1,137         0.22      0.21

                                                                   Page 35 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                                      Income
                                  ---------------------------------------------------------------------------------------

                                      Net       Core         Core                Net       Core        Core
                                    IncomeCore Income        EPS       EPS      Income    Income        EPS       EPS
Ticker        Short Name              LTM       LTM          LTM       LTM       MRQ       MRQ          MRQ       MRQ
-------------------------------   ---------------------------------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc. 9,207     5,883         1.14      1.79     2,086       408         0.40      0.08
FFSL    First Independence Corp.        755       755         0.76      0.76       195       195         0.20      0.20
FFSX    First Fed SB of Siouxland(MHC)3,282     3,310         1.16      1.15       773       878         0.27      0.31
FFWC    FFW Corp.                     1,838     1,786         1.26      1.29       498       479         0.35      0.34
FFWD    Wood Bancorp Inc.             2,358     2,037         0.74      0.86       577       464         0.21      0.17
FFYF    FFY Financial Corp.           7,818     7,702         1.96      1.99     1,968     1,933         0.51      0.50
FGHC    First Georgia Holding Inc.    1,821     1,821         0.55      0.55       477       477         0.14      0.14
FIBC    Financial Bancorp Inc.        2,769     2,705         1.62      1.66       738       676         0.44      0.40
FISB    First Indiana Corp.          18,083    13,682         1.04      1.38     4,418     2,996         0.33      0.22
FKFS    First Keystone Financial      2,725     2,413         1.05      1.20       684       569         0.30      0.25
FKKY    Frankfort First Bancorp Inc.    328     1,043         0.64      0.18       402       402         0.24      0.24
FLAG    FLAG Financial Corp.          2,324     1,828         0.52      0.67       910       934         0.20      0.21
FLFC    First Liberty Financial Corp. 9,910    10,323         0.87      0.84     3,756     3,167         0.32      0.27
FLGS    Flagstar Bancorp Inc.        25,004    25,004         1.82      1.82     7,753     7,753         0.54      0.54
FLKY    First Lancaster Bancshares      487       487         0.53      0.53       122       122         0.14      0.14
FMBD    First Mutual Bancorp Inc.     1,289     1,035         0.33      0.40       384       278         0.12      0.09
FMCO    FMS Financial Corp.           5,384     5,376         2.20      2.20     1,241     1,241         0.51      0.51
FMSB    First Mutual Savings Bank     4,684     4,239         1.00      1.10     1,240       801         0.29      0.19
FNGB    First Northern Capital Corp.  6,280     5,896         0.65      0.69     1,629     1,502         0.18      0.17
FOBC    Fed One Bancorp               3,096     3,068         1.30      1.31       675       675         0.28      0.28
FPRY    First Financial Bancorp       1,313       985         1.09      1.45       257       141         0.28      0.15
FSBI    Fidelity Bancorp Inc.         2,791     2,744         1.36      1.38       665       661         0.32      0.32
FSFF    First SecurityFed Financial      NA        NA        NA        NA        1,453     1,453         0.24      0.24
FSLA    First Source Bancorp Inc.    10,133     9,820        NA        NA        3,339     2,565        NA        NA
FSNJ    Bayonne Bancshares Inc.       2,698     3,914        NA        NA        1,135     1,135         0.13      0.13
FSPG    First Home Bancorp Inc.       4,635     4,548         1.64      1.67     1,206     1,174         0.43      0.42
FSPT    FirstSpartan Financial Corp.  6,740     6,671        NA        NA        1,877     1,811         0.46      0.44
FSSB    First FS&LA of San Bernardino-1,202    -1,205        -3.67     -3.67       (32)      (32)       (0.10)    (0.10)
FSTC    First Citizens Corp.          6,149     5,571         1.88      2.08     1,361     1,219         0.46      0.41
FTF     Texarkana First Financial Corp3,117     3,063         1.79      1.82       808       808         0.47      0.47
FTFC    First Federal Capital Corp.  18,432    14,055         1.42      1.86     4,799     3,616         0.48      0.36
FTNB    Fulton Bancorp Inc.           1,283       990         0.60      0.78       223       180         0.14      0.11
FTSB    Fort Thomas Financial Corp.   1,211     1,211         0.84      0.84       250       250         0.17      0.17
FWWB    First SB of Washington Bancor12,759    12,046         1.25      1.32     3,205     2,939         0.34      0.31
GAF     GA Financial Inc.             8,390     7,875         1.11      1.17     1,930     1,825         0.27      0.26
GBNK    Gaston Federal Bancorp (MHC)     NA        NA        NA        NA          428       360        NA        NA
GDW     Golden West Financial       373,135   374,681         6.48      6.45   102,371   108,451         1.76      1.86
GFCO    Glenway Financial Corp.       2,534     2,520         1.07      1.08       684       670         0.29      0.28
GFED    Guaranty Federal Bcshs Inc.   2,440     2,370        NA        NA          822       814         0.14      0.14
GLMR    Gilmer Financial Svcs, Inc.      23       130         0.68      0.12       (54)      (57)       (0.30)    (0.32)
GOSB    GSB Financial Corp.             873       815        NA        NA          221       223         0.11      0.11
GPT     GreenPoint Financial Corp.  141,563   146,724         1.91      1.85    33,586    38,140         0.45      0.51
GSB     Golden State Bancorp Inc.   113,743   129,619         1.87      1.62    32,021    34,926         0.45      0.49
GSBC    Great Southern Bancorp Inc.  13,874    12,455         1.52      1.69     3,364     2,907         0.41      0.35
GSFC    Green Street Financial Corp.  2,832     2,832         0.68      0.68       692       692         0.17      0.17
GSLA    GS Financial Corp.            1,861     1,661        NA        NA          499       331         0.16      0.11
GTPS    Great American Bancorp          926       925         0.54      0.54       244       244         0.15      0.15
GUPB    GFSB Bancorp Inc.               946       946         0.79      0.79       251       253         0.21      0.21
HALL    Hallmark Capital Corp.        2,775     2,638         0.90      0.94       679       605         0.22      0.20
HARB    Harbor Florida Bancshares Inc14,410    13,834        NA        NA        3,389     3,372        NA        NA
HARL    Harleysville Savings Bank     3,484     3,484         2.03      2.03       894       894         0.52      0.52
HARS    Harris Financial Inc. (MHC)  18,811    12,631         0.36      0.55     5,749     3,501         0.17      0.10
HAVN    Haven Bancorp Inc.            9,927     9,783         1.09      1.11     2,149     1,920         0.24      0.21
HBBI    Home Building Bancorp           329       316         1.09      1.14        69        64         0.24      0.22
HBEI    Home Bancorp of Elgin Inc.    2,464     2,464         0.38      0.38       510       510         0.08      0.08
HBFW    Home Bancorp                  2,946     2,878         1.23      1.26       839       795         0.37      0.35
HBNK    Highland Bancorp Inc.         6,756     5,898         2.46      2.82     1,924     1,736         0.79      0.71
HBS     Haywood Bancshares Inc.       2,201     2,197         1.77      1.77       635       631         0.51      0.51
HBSC    Heritage Bancorp Inc.            NA        NA        NA        NA          651       652        NA        NA
HCBB    HCB Bancshares Inc.             579       575        NA        NA          171       163         0.07      0.07
HCBC    High Country Bancorp Inc.       314       350        NA        NA          195       195         0.16      0.16
HCFC    Home City Financial Corp.        NA        NA        NA        NA          212       212         0.23      0.23
HEMT    HF Bancorp Inc.                -471     1,320         0.22     -0.09      (464)     (519)       (0.07)    (0.08)
HFBC    HopFed Bancorp Inc.           2,633     2,633        NA        NA          968       968        NA        NA

                                                                   Page 36 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                                      Income
                                  ---------------------------------------------------------------------------------------

                                      Net       Core         Core                Net       Core        Core
                                    IncomeCore Income        EPS       EPS      Income    Income        EPS       EPS
Ticker        Short Name              LTM       LTM          LTM       LTM       MRQ       MRQ          MRQ       MRQ
-------------------------------   ---------------------------------------------------------------------------------------
HFFB    Harrodsburg First Fin Bancorp 1,481     1,478         0.79      0.79       360       357         0.20      0.20
HFFC    HF Financial Corp.            6,200     5,781         1.26      1.35     1,416     1,291         0.31      0.28
HFGI    Harrington Financial Group      -88       243         0.07     -0.02      (241)     (333)       (0.07)    (0.10)
HFNC    HFNC Financial Corp.         12,058     8,326         0.52      0.75     3,159     2,569         0.20      0.16
HFSA    Hardin Bancorp Inc.             868       750         0.93      1.08       241       192         0.30      0.24
HFWA    Heritage Financial Corp.         NA        NA        NA        NA        1,159       672        NA        NA
HHFC    Harvest Home Financial Corp.    558       553         0.62      0.62       127       127         0.14      0.14
HIFS    Hingham Instit. for Savings   2,739     2,739         2.05      2.05       714       714         0.53      0.53
HLFC    Home Loan Financial Corp.       822       822        NA        NA          182       182        NA        NA
HMLK    Hemlock Federal Financial Corp1,707     1,709        NA        NA          404       404         0.21      0.21
HMNF    HMN Financial Inc.            5,767     4,105         0.69      0.97     1,663       843         0.28      0.14
HOMF    Home Federal Bancorp          9,978     8,121         1.50      1.84     2,752     1,821         0.50      0.33
HPBC    Home Port Bancorp Inc.        3,001     3,330         1.82      1.63       485       874         0.26      0.47
HRBF    Harbor Federal Bancorp Inc.   1,669     1,607         0.98      1.02       439       439         0.27      0.27
HRZB    Horizon Financial Corp.       8,222     8,167         1.08      1.09     2,109     2,176         0.28      0.29
HTHR    Hawthorne Financial Corp.    10,096    11,633         1.81      1.54     1,833     1,830         0.32      0.32
HWEN    Home Financial Bancorp          389       309         0.37      0.45       133       130         0.16      0.16
HZFS    Horizon Financial Svcs Corp.    789       613         0.72      0.93       230       190         0.27      0.22
IBSF    IBS Financial Corp.           6,007     6,007         0.56      0.56     1,573     1,573         0.15      0.15
ICBC    Independence Comm. Bank Corp.    NA        NA        NA        NA        7,445     7,424        NA        NA
IFSB    Independence Federal Svgs Bank2,048       322         0.26      1.61       788       134         0.62      0.11
INBI    Industrial Bancorp Inc.       5,251     5,251         1.07      1.07     1,358     1,358         0.28      0.28
IPSW    Ipswich Savings Bank          2,539     1,932         0.78      1.01       804       537         0.31      0.21
ITLA    ITLA Capital Corp.           13,080    13,080         1.64      1.64     3,509     3,509         0.44      0.44
IWBK    InterWest Bancorp Inc.       20,173    17,158         2.07      2.44     4,630     4,117         0.54      0.48
JOAC    Joachim Bancorp Inc.            264       264         0.36      0.36        60        60         0.09      0.09
JSB     JSB Financial Inc.           38,306    33,086         3.25      3.75     7,664     7,011         0.75      0.69
JSBA    Jefferson Savings Bancorp     9,806     8,696         0.89      1.00     2,196     1,787         0.22      0.18
JXSB    Jacksonville Savings Bk (MHC)   969       629         0.33      0.51       251       100         0.13      0.05
JXVL    Jacksonville Bancorp Inc.     3,356     3,356         1.36      1.36       671       671         0.28      0.28
KFBI    Klamath First Bancorp         8,518     8,518         0.89      0.89     2,208     2,208         0.23      0.23
KNK     Kankakee Bancorp Inc.         3,035     2,955         1.98      2.03       793       770         0.54      0.52
KSAV    KS Bancorp Inc.               1,221     1,221         1.30      1.30       252       252         0.27      0.27
KSBK    KSB Bancorp Inc.              1,642     1,599         1.34      1.38       419       419         0.34      0.34
KYF     Kentucky First Bancorp Inc.     981       971         0.77      0.78       246       246         0.20      0.20
LARK    Landmark Bancshares Inc.      2,489     2,178         1.24      1.41       612       480         0.36      0.28
LARL    Laurel Capital Group Inc.     3,029     2,975         1.29      1.32       834       772         0.36      0.33
LFBI    Little Falls Bancorp Inc.     1,870     1,789         0.74      0.77       459       459         0.19      0.19
LFCO    Life Financial Corp.         14,176    14,739         2.36      2.28     3,717     3,717         0.54      0.54
LFED    Leeds Federal Bankshares (MHC)3,432     3,432         0.66      0.66       864       864         0.17      0.17
LISB    Long Island Bancorp Inc.     52,488    42,570         1.83      2.25    13,937    11,325         0.60      0.49
LO      Local Financial Corp.       -30,045    -4,381        NA         0.00        NA        NA        NA        NA
LOGN    Logansport Financial Corp.    1,264     1,277         1.01      0.99       304       304         0.23      0.23
LONF    London Financial Corp.          411       381         0.80      0.86       121       117         0.25      0.24
LSBI    LSB Financial Corp.           1,654     1,484         1.60      1.78       445       389         0.48      0.42
LSBX    Lawrence Savings Bank         8,740     8,631         1.92      1.94     1,931     1,897         0.43      0.42
LVSB    Lakeview Financial Corp.      7,060     4,446         0.95      1.55     2,548       972         0.63      0.24
LXMO    Lexington B&L Financial Corp.   697       694         0.69      0.69       121       120         0.12      0.12
MAFB    MAF Bancorp Inc.             37,829    36,848         2.34      2.40     9,167     8,663         0.59      0.56
MARN    Marion Capital Holdings       2,430     2,430         1.33      1.33       521       521         0.29      0.29
MASB    MASSBANK Corp.               10,528     9,523         2.59      2.86     2,834     2,306         0.77      0.63
MBBC    Monterey Bay Bancorp Inc.     1,734     1,600         0.51      0.55       439       455         0.14      0.15
MBLF    MBLA Financial Corp.          1,926     1,912         1.44      1.45       505       500         0.39      0.39
MBSP    Mitchell Bancorp Inc.           503       503         0.59      0.59       136       136         0.16      0.16
MCBN    Mid-Coast Bancorp Inc.          475       439         0.62      0.67       107        95         0.15      0.13
MDBK    Medford Bancorp Inc.         11,807    11,135         2.34      2.48     3,248     2,812         0.68      0.59
MECH    MECH Financial Inc.          13,201    13,199         2.52      2.52     2,164     2,270         0.41      0.43
METF    Metropolitan Financial Corp.  6,579     5,768         0.82      0.93     1,987     1,452         0.28      0.20
MFBC    MFB Corp.                     2,172     2,138         1.27      1.29       666       647         0.40      0.39
MFFC    Milton Federal Financial Corp.1,406     1,246         0.58      0.66       414       300         0.20      0.14
MFLR    Mayflower Co-operative Bank   1,399     1,264         1.41      1.57       403       334         0.45      0.37
MFSL    Maryland Federal Bancorp      8,775     8,690         1.31      1.32     1,472     1,780         0.22      0.27
MIFC    Mid-Iowa Financial Corp.      1,533     1,373         0.78      0.87       329       313         0.18      0.17
MIVI    Mississippi View Holding Co.    744       732         0.94      0.95       177       175         0.24      0.24

                                                                   Page 37 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                                      Income
                                  ---------------------------------------------------------------------------------------

                                      Net       Core         Core                Net       Core        Core
                                    IncomeCore Income        EPS       EPS      Income    Income        EPS       EPS
Ticker        Short Name              LTM       LTM          LTM       LTM       MRQ       MRQ          MRQ       MRQ
-------------------------------   ---------------------------------------------------------------------------------------
MONT    Montgomery Financial Corp.      831       831        NA        NA          257       257         0.17      0.17
MRKF    Market Financial Corp.          635       635         0.52      0.52       147       147         0.12      0.12
MSBF    MSB Financial Inc.            1,189     1,055         0.89      1.00       311       264         0.27      0.23
MSBK    Mutual Savings Bank FSB      -8,640    -3,148        -0.74     -2.05       543       150         0.13      0.04
MWBI    Midwest Bancshares Inc.       1,329     1,163         1.05      1.20       311       288         0.28      0.26
MWBX    MetroWest Bank                7,673     7,584         0.54      0.54     1,882     1,843         0.13      0.13
MYST    Mystic Financial Inc.            NA        NA        NA        NA          467       429        NA        NA
NASB    NASB Financial Inc.          12,085     9,866         4.39      5.38     3,133     2,776         1.40      1.24
NBCP    Niagara Bancorp Inc. (MHC)       NA        NA        NA        NA        2,946     2,946        NA        NA
NBN     Northeast Bancorp             1,985     1,952         0.75      0.78       732       708         0.27      0.26
NBSI    North Bancshares Inc.           562       529         0.38      0.40       155       130         0.12      0.10
NEIB    Northeast Indiana Bancorp     2,243     2,243         1.36      1.36       544       544         0.34      0.34
NEP     Northeast PA Financial Corp.     NA        NA        NA        NA       (2,491)      605        NA        NA
NHTB    New Hampshire Thrift Bncshrs  2,840     2,628         1.25      1.35       703       702         0.33      0.33
NMSB    NewMil Bancorp Inc.           2,833     2,822         0.67      0.68       750       686         0.18      0.16
NSLB    NS&L Bancorp Inc.               407       407         0.63      0.63       106       106         0.16      0.16
NSSY    NSS Bancorp Inc.              5,959     4,812         1.90      2.34     1,438     1,224         0.56      0.48
NTBK    Net.B@nk Inc.                -3,928    -3,928        -1.00     -1.00      (151)     (151)       (0.02)    (0.02)
NTMG    Nutmeg Federal S&LA             929       581         0.20      0.46       242       119         0.13      0.03
NWEQ    Northwest Equity Corp.        1,020       979         1.30      1.35       285       269         0.37      0.35
NWSB    Northwest Bancorp Inc. (MHC) 20,533    20,509         0.43      0.44     5,719     5,468         0.12      0.11
OCFC    Ocean Financial Corp.        13,945    14,028         0.96      0.95     3,509     3,507         0.25      0.25
OCN     Ocwen Financial Corp.        84,237    21,591         0.38      1.43    22,346       612         0.36      0.01
OFCP    Ottawa Financial Corp.        7,642     7,082         1.26      1.36     1,831     1,563         0.32      0.27
OHSL    OHSL Financial Corp.          2,045     1,907         0.79      0.84       563       505         0.23      0.21
OSFS    Ohio State Financial Services   340       340        NA        NA           80        80        NA        NA
OTFC    Oregon Trail Financial Corp.     NA        NA        NA        NA          914       914        NA        NA
PBCI    Pamrapo Bancorp Inc.          4,913     4,752         1.67      1.73     1,155     1,155         0.41      0.41
PBCT    People's Bank (MHC)          95,800    51,925         0.85      1.56    25,400    15,195         0.41      0.25
PBHC    Pathfinder Bancorp Inc. (MHC) 1,751     1,340         0.48      0.62       395       246         0.14      0.09
PBKB    People's Bancshares Inc.      5,263     2,356         0.69      1.54     1,440       631         0.43      0.19
PBOC    PBOC Holdings Inc.           10,942     7,895         0.18      1.14        NA        NA        NA        NA
PCBC    Perry County Financial Corp.    857       857         1.11      1.11       207       207         0.26      0.26
PDB     Piedmont Bancorp Inc.         1,566     1,540         0.57      0.58       447       433         0.16      0.15
PEDE    Great Pee Dee Bancorp            NA        NA        NA        NA          341       341         0.17      0.17
PEEK    Peekskill Financial Corp.     1,906     1,948         0.68      0.66       437       479         0.16      0.18
PERM    Permanent Bancorp Inc.        2,631     2,609         0.62      0.62       705       671         0.17      0.16
PFDC    Peoples Bancorp               4,369     4,369         1.28      1.28     1,120     1,120         0.33      0.33
PFED    Park Bancorp Inc.             1,621     1,583         0.71      0.72       569       567         0.26      0.26
PFFB    PFF Bancorp Inc.             15,980    14,930         0.89      0.95     4,259     3,994         0.26      0.24
PFFC    Peoples Financial Corp.         900       564         0.41      0.64       411        85         0.29      0.06
PFNC    Progress Financial Corp.      3,744     3,348         0.76      0.85       996       857         0.22      0.19
PFSB    PennFed Financial Services In11,107    10,765         1.12      1.16     3,048     2,776         0.31      0.28
PFSL    Pocahontas Bancorp Inc.       2,397     2,349        NA        NA          668       655        NA        NA
PHBK    Peoples Heritage Finl Group  76,422    75,874         1.36      1.37    20,031    20,080         0.36      0.36
PHFC    Pittsburgh Home Financial Corp2,198     1,876         1.02      1.19       510       474         0.28      0.26
PHSB    Peoples Home Savings Bk (MHC) 1,725     1,554        NA        NA          436       359         0.16      0.13
PLSK    Pulaski Savings Bank (MHC)    1,161     1,161        NA        NA          290       290         0.14      0.14
PRBC    Prestige Bancorp Inc.           733       719         0.74      0.76       153       153         0.16      0.16
PROV    Provident Financial Holdings  4,954     2,454         0.54      1.09     1,201       578         0.27      0.13
PSBK    Progressive Bank Inc.         8,561     8,748         2.22      2.18     2,032     2,229         0.51      0.56
PSFC    Peoples-Sidney Financial Corp.1,268     1,268        NA        NA          332       332         0.20      0.20
PSFI    PS Financial Inc.               905     1,558         0.73      0.48       414       399         0.21      0.20
PTRS    Potters Financial Corp.         981       948         0.98      1.01       222       208         0.23      0.22
PULB    Pulaski Bank, Svgs Bank (MHC) 2,004     1,679         0.80      0.95       503       393         0.24      0.19
PULS    Pulse Bancorp                 5,637     5,572         1.74      1.76     1,363     1,363         0.42      0.42
PVFC    PVF Capital Corp.             5,151     4,883         1.76      1.86     1,334     1,205         0.48      0.43
PVSA    Parkvale Financial Corp.     10,848    10,847         2.06      2.06     2,811     2,810         0.53      0.53
PWBK    Pennwood Bancorp Inc.           366       379         0.54      0.52        29        29         0.05      0.05
QCBC    Quaker City Bancorp Inc.      6,296     6,096         1.32      1.36     1,718     1,669         0.37      0.36
QCFB    QCF Bancorp Inc.              2,595     2,564         2.16      2.19       682       651         0.60      0.57
QCSB    Queens County Bancorp Inc.   22,386    22,028         1.59      1.62     6,255     6,180         0.46      0.45
RARB    Raritan Bancorp Inc.          3,941     3,879         1.54      1.56     1,003     1,003         0.40      0.40
RCBK    Richmond County Financial Corp   NA        NA        NA        NA       (6,611)    6,153        NA        NA

                                                                   Page 38 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                                      Income
                                  ---------------------------------------------------------------------------------------

                                      Net       Core         Core                Net       Core        Core
                                    IncomeCore Income        EPS       EPS      Income    Income        EPS       EPS
Ticker        Short Name              LTM       LTM          LTM       LTM       MRQ       MRQ          MRQ       MRQ
-------------------------------   ---------------------------------------------------------------------------------------
REDF    RedFed Bancorp Inc.          11,296    11,641         1.55      1.51     3,222     3,318         0.42      0.43
RELI    Reliance Bancshares Inc.        471       457         0.20      0.21       148       148         0.07      0.07
RELY    Reliance Bancorp Inc.        18,624    17,663         1.88      1.99     4,658     4,663         0.48      0.48
RIVR    River Valley Bancorp          1,287     1,145         1.05      1.17       321       259         0.28      0.23
ROSE    TR Financial Corp.           36,697    32,481         1.84      2.08     9,733     8,517         0.56      0.49
RSLN    Roslyn Bancorp Inc.          44,253    42,280         1.07      1.12    13,327    11,500         0.34      0.29
RVSB    Riverview Bancorp Inc.        3,924     3,749        NA        NA        1,350     1,237         0.23      0.21
SBAN    SouthBanc Shares Inc.         2,132     2,285        NA        NA          757       711        NA        NA
SBFL    SB of the Finger Lakes (MHC)    933       785         0.22      0.26       266       221         0.07      0.06
SBOS    Boston Bancorp (The)         37,152    18,104         3.40      6.98    14,315     5,073         2.69      0.95
SCBS    Southern Community Bancshares   798       803         0.83      0.82       154       154         0.16      0.16
SCCB    S. Carolina Community Bancshrs  463       463         0.74      0.74       122       122         0.22      0.22
SFED    SFS Bancorp Inc.              1,113     1,077         0.94      0.97       270       270         0.23      0.23
SFFC    StateFed Financial Corp.      1,097     1,097         0.71      0.71       268       268         0.17      0.17
SFIN    Statewide Financial Corp.     5,507     5,462         1.28      1.29     1,304     1,304         0.31      0.31
SFSB    SuburbFed Financial Corp.     2,729     2,092         1.54      2.01       586       413         0.42      0.30
SFSL    Security First Corp.          9,311     9,318         1.11      1.11     2,460     2,460         0.29      0.29
SGVB    SGV Bancorp Inc.              1,550     1,291         0.54      0.65       491       490         0.20      0.20
SHEN    First Shenango Bancorp Inc.   4,338     4,435         2.15      2.11       889       996         0.43      0.48
SHSB    SHS Bancorp Inc.                662       618        NA        NA          203       163         0.27      0.22
SIB     Staten Island Bancorp Inc.   19,219    35,169        NA        NA       10,597    10,218         0.25      0.24
SISB    SIS Bancorp Inc.             10,828    13,907         2.24      1.77     4,076     3,910         0.58      0.56
SKAN    Skaneateles Bancorp Inc.      1,607     1,573         1.06      1.08       347       333         0.23      0.22
SKBO    First Carnegie Deposit (MHC)    937       830        NA        NA          127        92         0.06      0.04
SMBC    Southern Missouri Bancorp Inc.1,126     1,065         0.67      0.70       163       156         0.10      0.10
SOBI    Sobieski Bancorp Inc.           490       485         0.64      0.65       125       120         0.17      0.16
SOPN    First Savings Bancorp Inc.    5,200     5,200         1.30      1.30     1,354     1,354         0.34      0.34
SOSA    Somerset Savings Bank         7,644     7,405         0.43      0.45     2,665     2,556         0.16      0.15
SPBC    St. Paul Bancorp Inc.        49,362    48,359         1.40      1.42    12,138    11,428         0.35      0.33
SRN     Southern Banc Co.               514       514         0.43      0.43       149       149         0.13      0.13
SSB     Scotland Bancorp Inc.           963       956         0.57      0.57       146       146         0.09      0.09
SSFC    South Street Financial Corp.  1,767     1,678        NA         0.42       260       213         0.06      0.05
SSM     Stone Street Bancorp Inc.     1,469     1,580         0.84      0.78       463       463         0.25      0.25
STFR    St. Francis Capital Corp.    12,966    11,469         2.17      2.45     3,583     2,297         0.68      0.44
STSA    Sterling Financial Corp.     10,041     8,856         1.15      1.31     2,679     2,217         0.35      0.29
SVRN    Sovereign Bancorp Inc.       78,598   107,375         0.81      0.56    13,027    33,309         0.09      0.25
SWBI    Southwest Bancshares Inc.     4,300     4,200         1.52      1.56     1,185     1,069         0.43      0.39
SWCB    Sandwich Bancorp Inc.         4,993     4,802         2.39      2.49     1,180     1,077         0.58      0.53
SZB     SouthFirst Bancshares Inc.      674       751         0.88      0.78       175       118         0.18      0.12
THR     Three Rivers Financial Corp.    835       773         1.00      1.08       188       163         0.24      0.21
THRD    TF Financial Corp.            4,703     3,971         1.08      1.27       993       945         0.31      0.30
TPNZ    Tappan Zee Financial Inc.     1,097     1,026         0.72      0.77       334       298         0.23      0.21
TRIC    Tri-County Bancorp Inc.         904       930         0.77      0.74       232       227         0.18      0.18
TSBK    Timberland Bancorp Inc.       3,859     3,581        NA        NA        1,414     1,346        NA        NA
TSBS    Peoples Bancorp Inc.          7,211     5,529        NA        NA        1,703     1,703        NA        NA
TSH     Teche Holding Co.             3,750     3,713         1.13      1.14       996       967         0.30      0.29
TWIN    Twin City Bancorp             1,111       919         0.73      0.89       284       226         0.23      0.18
UBMT    United Financial Corp.        1,276     1,335        NA        NA          495       554         -        NA
UCBC    Union Community Bancorp          NA        NA        NA        NA          537       537         0.19      0.19
UFRM    United Federal Savings Bank   1,749     1,164         0.37      0.55       470       411         0.14      0.12
UPFC    United PanAm Financial Corp.  6,248   -10,994        -0.93      0.53        NA        NA        NA        NA
USAB    USABancshares Inc.              135       237         0.11     -0.03       413       388         0.32      0.30
UTBI    United Tennessee Bankshares      NA        NA        NA        NA          318       318        NA        NA
WAMU    Washington Mutual Inc.      558,474   859,214         2.26      1.45   256,471   254,619         0.68      0.68
WAYN    Wayne Savings Bancshares (MHC)1,849     1,695         0.69      0.75       388       357         0.15      0.14
WBST    Webster Financial Corp.      52,066    52,531         1.95      1.92    15,533    13,447         0.55      0.48
WCBI    Westco Bancorp Inc.           4,806     4,410         1.65      1.79     1,177     1,085         0.44      0.41
WCFB    Webster City Federal SB (MHC) 1,345     1,345         0.64      0.64       330       330         0.16      0.16
WEFC    Wells Financial Corp.         2,307     2,204         1.16      1.21       658       605         0.34      0.31
WEHO    Westwood Homestead Fin. Corp.   828     1,297        NA         0.32       306       277         0.12      0.11
WES     Westcorp                     16,689   -21,493        -0.81      0.64   (12,203)  (13,681)       (0.46)    (0.52)
WFI     Winton Financial Corp.        3,637     2,858         0.70      0.89     1,002       752         0.24      0.18
WFSL    Washington Federal Inc.     109,589   107,461         2.03      2.07    27,962    26,928         0.53      0.51
WHGB    WHG Bancshares Corp.            668       678         0.51      0.50       119       119         0.09      0.09

                                                                   Page 39 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                                      Income
                                  ---------------------------------------------------------------------------------------

                                      Net       Core         Core                Net       Core        Core
                                    IncomeCore Income        EPS       EPS      Income    Income        EPS       EPS
Ticker        Short Name              LTM       LTM          LTM       LTM       MRQ       MRQ          MRQ       MRQ
-------------------------------   ---------------------------------------------------------------------------------------


WOFC    Western Ohio Financial Corp.    247       357         0.19      0.12       435       323         0.19      0.14
WRNB    Warren Bancorp Inc.           6,299     5,825         0.74      0.80     1,478     1,438         0.18      0.18
WSB     Washington Savings Bank, FSB  2,017     1,456         0.32      0.44       431       337         0.09      0.07
WSBI    Warwick Community Bancorp        NA        NA        NA        NA         (600)      510        NA        NA
WSFS    WSFS Financial Corp.         16,752    16,262         1.30      1.33     4,431     4,133         0.35      0.33
WSTR    WesterFed Financial Corp.     7,406     7,452         1.34      1.32     1,360     1,677         0.24      0.30
WVFC    WVS Financial Corp.           3,688     3,712         1.06      1.05       874       874         0.25      0.25
WYNE    Wayne Bancorp Inc.            1,845     1,846         0.98      0.98       395       395         0.22      0.22
YFCB    Yonkers Financial Corp.       3,033     2,949         1.04      1.08       688       674         0.25      0.24
YFED    York Financial Corp.         10,340     8,381         0.91      1.11     2,236     1,739         0.24      0.19
--------------------------------------------------------------------------------------------------------------------------
        Average                      13,317    13,187         1.08      1.16     3,818     3,564         0.30      0.27

                                                                   Page 40 of 40
          Exhibit 7
Selected Data on all Public Thrifts

                                                                      Income
                                  ---------------------------------------------------------------------------------------

                                      Net       Core         Core                Net       Core        Core
                                    IncomeCore Income        EPS       EPS      Income    Income        EPS       EPS
Ticker        Short Name              LTM       LTM          LTM       LTM       MRQ       MRQ          MRQ       MRQ
-------------------------------   ---------------------------------------------------------------------------------------
        Comparable Thrift Data
CSBF    CSB Financial Group Inc.        261       246         0.29      0.31        84        84         0.10      0.10
FLKY    First Lancaster Bancshares      487       487         0.53      0.53       122       122         0.14      0.14
GLMR    Gilmer Financial Svcs, Inc.      23       130         0.68      0.12       (54)      (57)       (0.30)    (0.32)
HBBI    Home Building Bancorp           329       316         1.09      1.14        69        64         0.24      0.22
HWEN    Home Financial Bancorp          389       309         0.37      0.45       133       130         0.16      0.16
LONF    London Financial Corp.          411       381         0.80      0.86       121       117         0.25      0.24
MBSP    Mitchell Bancorp Inc.           503       503         0.59      0.59       136       136         0.16      0.16
PWBK    Pennwood Bancorp Inc.           366       379         0.54      0.52        29        29         0.05      0.05
RELI    Reliance Bancshares Inc.        471       457         0.20      0.21       148       148         0.07      0.07
SCCB    S. Carolina Community Bancshrs  463       463         0.74      0.74       122       122         0.22      0.22
-------------------------------   -----------------------------------------------------------------------------------
        Average                         370       367         0.58      0.55        91        90         0.11      0.10
        Median                          400       380         0.57      0.53       122       120         0.15      0.15
        Maximum                         503       503         1.09      1.14       148       148         0.25      0.24
        Minimum                          23       130         0.20      0.12       (54)      (57)       (0.30)    (0.32)

        Farnsworth Bancorp, Inc.         NA        NA        NA        NA           NA        NA        NA        NA

        Variance to the Comparable MedianNA        NA        NA        NA           NA        NA        NA        NA


                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
  %CAL         California Federal Bank   NA         NA      NA     NA     NA       NA        NA      NA       NA     NA      NA
 %CCMD           Chevy Chase Bank, FSB   NA         NA      NA     NA     NA       NA        NA      NA       NA     NA      NA
  AABC      Access Anytime Bancorp Inc.  12.00      14.61   50.00   9.38  10.17   100.00    158.31  158.31    12.81   0.00    0.00
  ABBK            Abington Bancorp Inc.  18.25      65.15   15.21  15.87  18.62    19.84    188.14  207.15    11.83   1.10   26.09
  ABCL                Alliance Bancorp   26.50     212.64   15.77  18.28  18.28    16.99    161.00  162.88    13.83   1.66   30.23
  ABCW        Anchor BanCorp Wisconsin   40.47     362.71   18.74  19.09  21.30    21.99    283.40  288.04    18.14   0.89   14.62
  AFBC       Advance Financial Bancorp   18.50      19.86   16.52  19.47  20.79    18.50    127.41  127.41    17.95   1.73   42.11
  AFCB    Affiliated Community Bancorp   39.38     260.37   20.94  21.88  22.89    22.37    220.84  221.83    22.71   1.52   30.00
  AFED              AFSALA Bancorp Inc.  19.75      27.22   24.69  21.47  21.24    23.51    120.06  120.06    16.41   1.42   22.83
  AHCI               Ambanc Holding Co.  18.75      79.85   42.61  29.30  36.06    42.61    131.39  131.39    15.36   1.28   25.00
   AHM             H.F. Ahmanson & Co.   74.94   8,223.47   19.31  20.20  21.91    19.31    276.83  376.19    15.08   1.17   23.72
  ALBC                Albion Banc Corp.   9.50       7.14   18.27  20.65  22.09    18.27    114.73  114.73     9.80   1.26   29.70
  ALBK           ALBANK Financial Corp.  52.00     668.37   18.31  16.30  16.40    18.31    182.20  232.97    16.34   1.62   21.63
  ALLB             Alliance Bank (MHC)   34.00     111.27   53.13  54.84  54.84    53.13    380.74  380.74    40.79   1.06   58.06
  AMFC              AMB Financial Corp.  18.25      16.71   19.01  16.44  29.44    35.10    117.44  117.44    16.56   1.53   23.42
   ANA         Acadiana Bancshares Inc.  23.38      59.74   18.26  19.48  20.69    20.87    133.72  133.72    20.51   1.88   33.33
  ANDB             Andover Bancorp Inc.  34.13     221.04   15.51  16.65  17.06    15.80    200.97  200.97    15.94   2.11   28.10
   ANE    Alliance Bncp of New England   15.00      37.39   16.30  17.44  29.41    31.25    189.63  194.30    15.12   0.89   14.52
  ASBI                Ameriana Bancorp   19.50      63.42   15.73  16.96  19.31    18.75    140.29  142.96    16.32   3.28   54.78
  ASBP              ASB Financial Corp.  16.25      26.57   22.57  23.90  23.90    22.57    152.15  152.15    23.13   2.46   58.82
  ASFC          Astoria Financial Corp.  54.88   1,446.85   17.15  17.31  19.19    18.29    166.89  235.82    13.28   1.46   20.50
  ATSB            AmTrust Capital Corp.  15.50       7.91   29.81  27.19  62.00    NM       105.73  106.82    11.45   1.29   35.09
  AVND         Avondale Financial Corp.  17.25      57.33   71.88  NM     NM       NM       124.28  124.28     9.45   0.00    0.00
  BANC        BankAtlantic Bancorp Inc.  13.25     426.01   25.48  17.43  37.86    82.81    201.37  240.47    12.40   0.73   NM
  BDJI           First Federal Bancorp.  19.25      19.22   24.06  21.15  20.92    24.06    155.87  155.87    16.98   0.00    0.00
   BFD           BostonFed Bancorp Inc.  23.75     128.79   16.96  18.85  22.20    21.99    149.47  155.03    12.48   1.68   22.22
  BFFC         Big Foot Financial Corp.  19.38      48.68   69.20  36.56  42.12    69.20    127.13  127.13    23.24   0.00    0.00
  BFSB          Bedford Bancshares Inc.  29.00      33.32   18.13  20.14  20.14    18.13    155.91  155.91    21.76   1.93   38.89
   BKC    American Bank of Connecticut   27.00     125.61   15.34  15.61  18.49    18.24    213.95  220.95    19.29   2.82   46.24
  BKCT         Bancorp Connecticut Inc.  20.13     102.64   16.23  17.97  20.75    20.13    213.19  213.19    21.39   2.68   43.75
 BKUNA       BankUnited Financial Corp.  17.50     270.69   33.65  32.41  41.67    39.77    185.58  213.94     8.14   0.00    0.00
  BNKU                Bank United Corp.  51.88   1,639.02    9.07  16.11  16.90     9.61    250.97  277.70    12.50   1.23   18.63
  BPLS                  Bank Plus Corp.  12.75     246.93   17.71  20.90  18.48    18.75    133.23  145.55     5.86   0.00    0.00
  BRKL         Brookline Bancorp (MHC)   16.31     474.63   NA     NA     NA       NA       174.84  174.84    58.07   0.00   NA
  BTHL                  Bethel Bancorp   12.50      15.15   16.45  13.02  16.89    19.53     91.17  108.60     6.89   2.56   20.83
  BVCC           Bay View Capital Corp.  31.38     635.12   32.68  34.86  22.10    23.07    163.41  255.29    11.89   1.28   40.00
  BWFC        Bank West Financial Corp.  14.50      38.04   45.31  34.52  43.94    45.31    162.37  162.37    21.12   1.66   49.21

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
BYFC         Broadway Financial Corp.    11.25       9.71   17.58  15.63  37.50    20.09     74.65   74.65     7.56   1.78   27.78
 BYS               Bay State Bancorp     27.75      70.35   NA     NA     NA       NA       102.70  102.70    23.82   0.00   NA
CAFI            Camco Financial Corp.    29.75     108.45   14.03  15.82  20.80    20.10    190.46  202.93    18.84   1.95   28.13
CAPS     Capital Savings Bancorp Inc.    21.75      41.14   12.95  15.99  18.75    19.42    175.12  175.12    17.74   1.10   17.65
CASB          Cascade Financial Corp.    19.75      67.14   17.03  22.70  23.80    19.75    221.16  221.16    15.44   0.00    0.00
CASH     First Midwest Financial Inc.    23.25      61.53   NM     28.01  32.29    NM       146.04  164.31    15.18   2.07   50.60
CATB         Catskill Financial Corp.    17.63      78.62   19.16  20.03  20.03    19.16    113.42  113.42    26.57   1.82   34.09
CAVB             Cavalry Bancorp Inc.    22.75     171.50   NA     NA     NA       NA       171.96  171.96    48.88   0.00   NA
CBCI             Calumet Bancorp Inc.    36.75     115.45    7.85  12.33  12.29     7.92    134.62  134.62    23.55   0.00    0.00
CBES                CBES Bancorp Inc.    20.63      19.38   20.63  17.78  21.26    28.65    116.99  116.99    16.65   1.94   34.48
 CBK   Citizens First Financial Corp.    20.13      51.03   25.16  26.48  43.75    35.94    131.79  131.79    18.24   0.00    0.00
CBSA             Coastal Bancorp Inc.    38.25     192.83    8.39  13.91  13.52     7.77    176.67  204.98     6.49   1.26   17.45
CCFH                  CCF Holding Co.    22.00      19.74   91.67 115.79  NM       NM       170.54  170.54    13.79   2.91  359.32
CEBK       Central Co-operative Bank     27.88      54.77   20.50  19.49  21.28    20.50    151.91  168.02    14.92   1.15   22.38
CENB             Century Bancorp Inc.    20.25      25.74   36.16  17.02  17.02    36.16    138.89  138.89    24.66   3.36  896.37
 CFB         Commercial Federal Corp.    33.25   1,397.98   41.56  19.33  16.54    17.69    227.27  259.97    15.71   0.66   11.83
CFCP          Coastal Financial Corp.    20.00     124.96   19.23  20.20  24.39    25.00    355.24  355.24    21.42   1.35   27.27
CFFC        Community Financial Corp.    14.50      37.11   17.26  19.59  19.59    17.26    148.57  149.18    20.25   1.93   37.84
CFKY  Columbia Financial of Kentucky     15.00      40.07   NA     NA     NA       NA        NA      NA       NA      0.00   NA
CFNC            Carolina Fincorp Inc.    16.50      31.44   NM     27.97  25.38    51.56    118.71  118.71    26.54   1.46   38.98
CFSB                CFSB Bancorp Inc.    26.63     217.84   20.17  20.64  22.76    22.95    334.91  334.91    25.86   1.78   32.65
CFTP       Community Federal Bancorp     17.50      79.23   25.74  28.69  30.17    31.25    118.56  118.56    31.18   1.83  460.66
CIBI     Community Investors Bancorp     20.50      18.24   19.71  19.52  19.52    19.71    163.22  163.22    17.93   1.56   29.21
CKFB                 CKF Bancorp Inc.    19.00      16.25   18.27  14.18  18.45    18.27    111.31  111.31    25.96   2.63   37.31
CLAS          Classic Bancshares Inc.    15.50      20.15   16.85  17.42  22.14    16.85    100.78  118.14    15.17   1.81   31.46
CMRN          Cameron Financial Corp     20.38      52.18   20.38  20.79  21.01    21.22    113.76  113.76    23.64   1.37   28.57
CMSB        Commonwealth Bancorp Inc.    24.25     389.49   24.25  24.49  36.19    37.89    180.84  226.21    16.50   1.32   29.29
CMSV  Community Savings Bnkshrs(MHC)     34.50     175.95   35.94  33.50  36.32    35.94    208.84  208.84    23.13   2.61   87.38
CNIT               CENIT Bancorp Inc.    23.25     115.90   19.38  17.88  19.21    20.76    217.90  236.28    15.76   1.72   26.92
CNSB                 CNS Bancorp Inc.    17.50      28.78   27.34  32.41  35.00    36.46    119.54  119.54    29.52   1.37   42.59
 CNY              Carver Bancorp Inc.    13.25      30.66   66.25  27.60  31.55    66.25     85.15   88.22     7.02   0.00   10.42
COFI           Charter One Financial     35.63   4,564.83   18.18  28.73  20.71    18.95    318.36  339.29    23.46   1.57   39.37
CONE          Conestoga Bancorp, Inc.    NA         NA      NA     NA     NA       NA        NA      NA       NA     NA      28.17
COOP      Cooperative Bankshares Inc.    17.88      53.36   23.52  25.54  27.93    31.92    183.15  183.15    13.99   0.00    0.00
CRSB           Crusader Holding Corp.    16.06      58.63   14.34  NA     NA       15.45    264.63   NA       28.96   0.00   NA
CRZY       Crazy Woman Creek Bancorp     18.13      17.31   21.58  21.84  21.58    21.58    119.01  119.01    28.06   2.21   48.19
CSBF         CSB Financial Group Inc.    13.75      11.54   34.38  44.35  47.41    34.38    103.93  110.18    24.06   0.00    0.00

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
CTZN              CitFed Bancorp Inc.    49.81     651.90   21.47  23.17  22.85    20.09    294.93  320.13    18.45   0.72   12.25
CVAL      Chester Valley Bancorp Inc.    31.88      69.77   19.44  20.97  23.10    23.44    233.69  233.69    20.25   1.38   31.55
DCBI    Delphos Citizens Bancorp Inc.    20.38      38.60   22.15  22.39  22.39    22.15    138.04  138.04    34.45   0.00    6.59
DIBK             Dime Financial Corp.    34.88     183.78   17.79  11.90  11.98    17.79    221.99  227.50    18.01   1.38   14.68
DIME      Dime Community Bancorp Inc.    28.81     358.43   25.73  30.01  32.01    26.68    189.31  217.62    22.73   1.25   19.27
 DME                Dime Bancorp Inc.    30.44   3,477.78   15.53  23.24  28.72    31.71    267.70  327.29    15.79   0.66   12.21
DNFC            D & N Financial Corp.    26.75     244.54   16.31  16.82  19.96    21.57    242.52  244.52    13.08   0.75    8.87
 DSL           Downey Financial Corp.    34.50     969.23   13.91  19.27  21.70    17.97    217.25  219.75    16.51   0.93   17.03
 EBI            Equality Bancorp Inc.    13.38      33.25   NA     NA     NA       NA       129.73  129.73    14.50   1.79   NA
EBSI                Eagle Bancshares     23.63     135.10   19.69  26.25  21.67    19.69    184.00  184.00    14.46   2.71   66.67
EFBC      Empire Federal Bancorp Inc.    16.63      43.09   24.45  24.81  24.81    24.45    106.03  106.03    38.97   1.93   44.78
EFBI      Enterprise Federal Bancorp     29.00      64.12   22.66  25.66  30.21    32.95    176.08  180.57    17.54   3.45   88.50
 EFC                 EFC Bancorp Inc.    13.56     101.61   NA     NA     NA       NA        NA      NA       NA      0.00   NA
EGLB             Eagle BancGroup Inc.    19.75      23.25   27.43  37.98  75.96   123.44    112.47  112.47    12.90   0.00    0.00
EMLD          Emerald Financial Corp.    13.00     133.41   18.06  20.63  22.41    20.31    262.10  265.31    21.66   1.08   19.84
EQSB  Equitable Federal Savings Bank     30.50      37.14   16.58  17.43  17.94    18.15    213.88  213.88    11.09   0.00    0.00
ESBF              ESB Financial Corp.    18.38     105.15   17.01  18.01  18.01    17.01    155.33  174.01    11.18   1.78   31.35
ESBK       Elmira Savings Bank (The)     29.25      21.25   17.01  20.74  25.88    18.28    146.25  146.25     9.25   2.19   43.77
 ESX               Essex Bancorp Inc.     3.63       3.84   NM     NM     NM       NM        NM      NM        1.99   0.00    0.00
ETFS   East Texas Financial Services     14.25      21.94   32.39  29.69  33.14    39.58    104.09  104.09    18.14   1.40   27.75
 FAB    FIRSTFED AMERICA BANCORP INC.    20.25     167.50   28.13  24.11  28.52    36.16    126.64  126.64    13.75   0.00    0.00
FBBC          First Bell Bancorp Inc.    19.75     128.86   14.96  15.55  16.06    15.43    172.79  172.79    19.39   2.03   31.50
FBCI            Fidelity Bancorp Inc.    23.31      66.22   17.14  68.57  22.20    17.14    125.88  126.08    13.58   1.72  100.00
FBCV               1ST Bancorp           28.00      30.52   13.73  15.47  22.76    21.21    130.29  132.51    11.76   0.95   14.39
FBER               1st Bergen Bancorp    19.13      52.20   22.77  23.91  23.91    22.77    141.25  141.25    16.52   1.05   22.50
FBHC          Fort Bend Holding Corp.    23.75      39.78   25.82  24.48  34.42    42.41    193.40  206.34    13.09   1.68   22.68
FBNW                  FirstBank Corp.    20.25      40.17   16.88  NA     NA       26.64    123.48  123.48    21.89   1.58   NA
FBSI            First Bancshares Inc.    13.00      28.77   18.06  15.29  16.05    18.06    120.26  125.60    16.15   0.92   12.35
 FCB            Falmouth Bancorp Inc.    20.00      29.10   27.78  27.40  35.09    41.67    123.53  123.53    27.67   1.20   28.77
FCBF              FCB Financial Corp.    32.00     123.75   17.78  23.02  22.38    19.05    168.69  168.69    23.77   2.75   54.68
FCBH    Virginia Beach Fed. Finananci    17.94      89.37   22.42  21.35  27.60    32.03    200.20  200.20    14.29   1.34   25.00
FCBK        First Coastal Bankshares     NA         NA      NA     NA     NA       NA        NA      NA       NA     NA      NA
FCME              First Coastal Corp.    13.50      18.35   16.07  14.52  16.46    16.07    121.62  121.62    12.23   0.00    0.00
FDEF        First Defiance Financial     15.06     122.36   19.82  23.91  24.69    20.92    120.12  120.12    21.19   2.39   53.97
 FED         FirstFed Financial Corp.    51.81     548.82   17.27  21.50  22.14    18.24    236.05  237.78    13.49   0.00    0.00
FESX         First Essex Bancorp Inc.    22.75     171.41   16.73  17.37  19.12    17.77    188.17  213.41    13.25   2.46   39.69
FFBA      First Colorado Bancorp Inc.    28.63     482.08   24.68  23.08  24.05    24.68    226.28  230.85    30.89   1.82   39.52

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
FFBH  First Federal Bancshares of AR     27.38     134.03   22.81  23.20  24.66    23.60    159.16  159.16    23.50   1.02   20.34
FFBI     First Financial Bancorp Inc.    25.25      10.49   52.60  84.17  41.39    NM       137.45  137.45    12.69   0.00    0.00
FFBS                FFBS BanCorp Inc.    22.25      34.98   18.54  18.54  18.54    18.54    147.64  147.64    25.92   2.25  208.33
FFBZ       First Federal Bancorp Inc.    25.25      39.77   31.56  24.05  25.51    33.22    246.58  246.82    18.79   1.11   24.76
FFCH    First Financial Holdings Inc.    23.00     312.98   19.83  20.18  20.91    21.30    264.37  264.37    16.82   1.83   34.21
FFDB            FirstFed Bancorp Inc.    25.00      28.87   18.38  18.12  18.12    18.38    166.67  181.55    16.15   2.00   41.67
FFDF              FFD Financial Corp.    22.94      33.15   47.79  19.61  44.11    47.79    148.66  148.66    33.12   1.31   25.64
FFED        Fidelity Federal Bancorp      7.38      23.06   NM     NM     NM       NM       172.31  172.31    11.68   5.42   NM
FFES  First Federal of East Hartford     37.13     101.06   19.34  18.11  16.35    15.73    146.97  146.97    10.16   1.83   30.24
FFFD    North Central Bancshares Inc.    21.88      71.45   16.08  17.09  17.93    16.57    139.15  159.90    21.47   1.46   20.90
FFFL   Fidelity Bankshares Inc. (MHC)    29.63     201.51   23.89  27.43  31.85    29.63    227.71  234.75    15.26   3.04   81.02
FFHH              FSF Financial Corp.    19.00      56.50   16.96  16.96  17.27    18.27    117.43  117.43    13.63   2.63   44.64
FFHS             First Franklin Corp.    17.13      30.62   14.27  16.63  19.24    18.61    142.59  143.19    13.18   1.56   24.60
FFIC         Flushing Financial Corp.    27.00     211.35   21.77  22.13  22.69    22.50    154.11  160.24    19.60   1.19   21.31
FFKY    First Federal Financial Corp.    27.25     112.53   17.03  18.05  18.54    17.93    209.29  221.01    27.65   2.06   36.42
FFLC                FFLC Bancorp Inc.    19.88      74.48   19.11  20.28  21.37    19.11    143.40  143.40    18.22   1.81   31.22
FFOH      Fidelity Financial of Ohio     17.25      96.51   19.60  19.38  20.06    20.54    148.20  167.31    17.86   1.86  144.94
FFPB    First Palm Beach Bancorp Inc.    43.88     222.62   27.42  24.51  38.49   137.11    189.61  193.79    12.39   1.60   36.31
FFSL         First Independence Corp.    13.88      13.28   17.34  18.26  18.26    17.34    114.76  114.76    10.65   0.00   34.54
FFSX  First Fed SB of Siouxland(MHC)     36.50     103.58   33.80  31.74  31.47    29.44    251.55  317.67    18.13   1.32   41.74
FFWC                        FFW Corp.    17.00      24.64   12.14  13.18  13.49    12.50    129.38  140.96    12.40   2.47   27.91
FFWD                Wood Bancorp Inc.    18.00      47.91   21.43  20.93  24.32    26.47    220.05  220.05    29.04   1.89   34.70
FFYF              FFY Financial Corp.    32.81     133.04   16.08  16.49  16.74    16.41    157.53  157.53    20.64   2.44   37.69
FGHC       First Georgia Holding Inc.    13.75      43.99   24.55  25.00  25.00    24.55    309.68  332.13    25.06   0.00   18.18
FIBC           Financial Bancorp Inc.    27.50      46.93   15.63  16.57  16.98    17.19    167.38  168.09    15.12   1.82   25.60
FISB              First Indiana Corp.    24.88     317.88   18.84  18.03  23.92    28.27    202.73  205.07    18.77   1.93   30.43
FKFS        First Keystone Financial     18.75      45.25   15.63  15.63  17.86    18.75    176.06  176.06    11.75   1.07   10.42
FKKY     Frankfort First Bancorp Inc.    16.25      26.31   16.93  90.28  25.39    16.93    116.40  116.40    19.74   4.92   NM
FLAG             FLAG Financial Corp.    17.88      92.47   22.34  26.68  34.38    21.28    239.93  239.93    20.67   1.27   33.85
FLFC    First Liberty Financial Corp.    23.50     273.24   18.36  27.98  27.01    21.76    274.21  299.74    20.16   1.28   33.33
FLGS            Flagstar Bancorp Inc.    24.88     340.04   11.52  13.67  13.67    11.52    254.61  262.95    13.26   1.13    6.59
FLKY      First Lancaster Bancshares     15.13      14.32   27.01  28.54  28.54    27.01    101.37  101.37    27.01   3.31   94.34
FMBD        First Mutual Bancorp Inc.    16.88      59.58   35.16  42.19  51.14    46.88     99.56  128.62    15.27   1.90   80.00
FMCO              FMS Financial Corp.    47.00     112.55   23.04  21.36  21.36    23.04    282.96  285.71    16.83   0.77   11.82
FMSB       First Mutual Savings Bank     16.88      70.30   14.55  15.34  16.88    22.20    217.74  217.74    14.98   1.19   46.96
FNGB     First Northern Capital Corp.    13.63     121.49   18.92  19.75  20.96    20.04    161.63  161.63    17.94   2.64   47.83
FOBC                 Fed One Bancorp     38.63      92.48   34.49  29.48  29.71    34.49    216.63  225.61    25.15   1.61   46.56

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
FPRY         First Financial Bancorp     NA         NA      NA     NA     NA       NA       NA      NA        NA      NA     39.66
FSBI            Fidelity Bancorp Inc.    24.00      47.23   18.75  17.39  17.65    18.75    171.18  171.18    11.71   1.50   20.87
FSFF     First SecurityFed Financial     16.75     107.33   17.45  NA     NA       17.45    114.80  115.12    33.20   0.00   NA
FSLA        First Source Bancorp Inc.    10.00     317.40   NA     NA     NA       NA        NA      NA       NA      1.20   NA
FSNJ          Bayonne Bancshares Inc.    16.31     148.26   31.37  NA     NA       31.37    153.46  153.46    24.18   1.04   NA
FSPG          First Home Bancorp Inc.    31.13      85.72   18.10  18.64  18.98    18.53    220.74  223.60    15.45   1.29   23.95
FSPT     FirstSpartan Financial Corp.    44.00     194.92   23.91  NA     NA       25.00    147.30  147.30    38.73   1.36   NA
FSSB   First FS&LA of San Bernardino      9.63       3.16   NM     NM     NM       NM        70.36   73.03     3.05   0.00    0.00
FSTC             First Citizens Corp.    30.50      84.56   16.58  14.66  16.22    18.60    237.17  296.69    23.94   1.05   14.42
 FTF  Texarkana First Financial Corp     29.75      52.32   15.82  16.35  16.62    15.82    186.05  186.05    28.32   1.88   30.77
FTFC      First Federal Capital Corp.    34.75     321.70   18.10  18.68  24.47    24.13    283.91  299.31    20.36   1.61   25.81
FTNB              Fulton Bancorp Inc.    19.75      33.57   35.27  25.32  32.92    44.89    131.14  131.14    30.64   1.22   26.92
FTSB      Fort Thomas Financial Corp.    15.00      22.11   22.06  17.86  17.86    22.06    137.99  137.99    21.77   1.67   35.71
FWWB  First SB of Washington Bancorp     24.59     246.21   18.08  18.63  19.68    19.83    152.57  164.73    21.97   1.46   21.21
 GAF                GA Financial Inc.    20.25     153.80   18.75  17.31  18.24    19.47    134.19  135.45    18.80   2.77   39.32
GBNK    Gaston Federal Bancorp (MHC)     16.00      71.94   NA     NA     NA       NA        NA      NA       NA      0.00   NA
 GDW           Golden West Financial    108.50   6,215.10   15.41  16.82  16.74    14.58    220.44  220.44    15.64   0.46    7.29
GFCO          Glenway Financial Corp.    24.00      54.78   20.69  22.22  22.43    21.43    190.48  192.15    18.23   1.83   35.65
GFED      Guaranty Federal Bcshs Inc.    12.88      80.16   22.99  NA     NA       22.99    114.85  114.85    32.54   4.66   NA
GLMR      Gilmer Financial Svcs, Inc.    14.13       2.70   NM    117.71  20.77    NM        71.05   71.05     6.41   0.00    0.00
GOSB              GSB Financial Corp.    17.25      38.78   39.20  NA     NA       39.20    115.93  115.93    32.63   0.00   NA
 GPT       GreenPoint Financial Corp.    41.38   3,494.90   22.99  22.36  21.66    20.28    237.38  425.67    26.42   1.55   28.92
 GSB        Golden State Bancorp Inc.    35.31   2,175.04   19.62  21.80  18.88    18.02    207.97  229.16    11.38   0.00    0.00
GSBC      Great Southern Bancorp Inc.    26.00     207.99   15.85  15.38  17.11    18.57    312.88  315.15    25.64   1.69   24.85
GSFC     Green Street Financial Corp.    16.38      70.38   24.08  24.08  24.08    24.08    110.57  110.57    39.56   2.69   86.76
GSLA               GS Financial Corp.    17.38      58.20   27.15  NA     NA       39.49    108.05  108.05    44.98   1.61   NA
GTPS          Great American Bancorp     21.75      34.55   36.25  40.28  40.28    36.25    118.34  118.34    23.63   2.02   74.07
GUPB                GFSB Bancorp Inc.    15.50      18.62   18.45  19.62  19.62    18.45    127.68  127.68    15.75   1.72   33.77
HALL           Hallmark Capital Corp.    15.00      44.00   17.05  15.96  16.67    18.75    128.42  128.42    10.45   0.00    0.00
HARB   Harbor Florida Bancshares Inc.    11.88     364.55   NA     NA     NA       NA       143.24  144.99    28.38   2.19   NA
HARL       Harleysville Savings Bank     32.38      54.13   15.56  15.95  15.95    15.56    220.84  220.84    14.72   1.36   20.69
HARS      Harris Financial Inc. (MHC)    24.06     817.13   35.39  43.75  66.84    60.16    444.79  495.12    36.14   0.91   37.56
HAVN               Haven Bancorp Inc.    26.50     234.14   27.60  23.87  24.31    31.55    205.27  205.75    11.60   1.13   27.03
HBBI           Home Building Bancorp     24.00       7.48   25.00  21.05  22.02    27.27    116.45  116.45    17.63   1.25   26.32
HBEI       Home Bancorp of Elgin Inc.    16.38     112.26   51.17  43.09  43.09    51.17    117.38  117.38    30.43   2.44  105.26
HBFW                    Home Bancorp     31.88      75.15   21.54  25.30  25.91    22.77    176.69  176.69    21.27   0.63   15.87

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
HBNK            Highland Bancorp Inc.    42.75      99.29   13.53  15.16  17.38    15.05    227.88  227.88    17.87   2.34    0.00
 HBS          Haywood Bancshares Inc.    22.75      28.45   11.15  12.85  12.85    11.15    126.04  130.15    18.71   2.64   32.77
HBSC            Heritage Bancorp Inc.    20.25      93.73   NA     NA     NA       NA        NA      NA       NA      0.00   NA
HCBB              HCB Bancshares Inc.    15.00      39.68   53.57  NA     NA       53.57    103.81  107.53    19.36   1.33   NA
HCBC        High Country Bancorp Inc.    15.00      19.84   23.44  NA     NA       23.44    109.89  109.89    21.50   2.00   NA
HCFC        Home City Financial Corp.    15.50      14.02   16.85  NA     NA       16.85     98.79   98.79    18.36   2.32   NA
HEMT                  HF Bancorp Inc.    17.13     108.42   NM     NM     77.84    NM       129.05  152.09    10.14   0.00    0.00
HFBC              HopFed Bancorp Inc.    20.69      83.45   NA     NA     NA       NA       145.08  145.08    37.69   0.00   NA
HFFB   Harrodsburg First Fin Bancorp     16.25      31.64   20.31  20.57  20.57    20.31    101.69  101.69    29.07   2.46   75.95
HFFC               HF Financial Corp.    23.00     101.25   18.55  17.04  18.25    20.54    182.68  182.68    17.75   1.22   20.00
HFGI      Harrington Financial Group     11.31      37.25   NM     NM    161.61    NM       153.09  153.09     6.77   1.06   NM
HFNC             HFNC Financial Corp.    12.16     208.99   15.20  16.21  23.38    18.99    123.66  123.66    21.33   2.63   38.67
HFSA              Hardin Bancorp Inc.    19.38      15.96   16.15  17.94  20.83    20.18    118.36  118.36    13.17   2.68   45.37
HFWA         Heritage Financial Corp.    14.88     145.23   NA     NA     NA       NA       156.09  156.09    44.95   0.94   NA
HHFC     Harvest Home Financial Corp.    15.00      13.37   26.79  24.19  24.19    26.79    129.65  129.65    14.71   2.93   67.74
HIFS     Hingham Instit. for Savings     35.00      45.62   16.51  17.07  17.07    16.51    207.84  207.84    19.69   1.49   30.24
HLFC        Home Loan Financial Corp.    15.25      34.29   NA     NA     NA       NA       110.35  110.35    42.98   0.00   NA
HMLK  Hemlock Federal Financial Corp     18.31      34.60   21.80  NA     NA       21.80    118.45  118.45    19.18   1.53   NA
HMNF               HMN Financial Inc.    18.00     106.36   16.07  18.56  26.09    32.14    131.68  141.62    15.28   0.89    0.00
HOMF            Home Federal Bancorp     31.00     158.94   15.50  16.85  20.67    23.48    245.06  251.83    22.54   1.29   19.24
HPBC           Home Port Bancorp Inc.    26.13      48.12   25.12  16.03  14.35    13.90    218.07  218.07    21.32   3.06   49.08
HRBF      Harbor Federal Bancorp Inc.    22.50      38.10   20.83  22.06  22.96    20.83    129.91  129.91    16.48   2.31   46.08
HRZB          Horizon Financial Corp.    17.50     130.86   15.63  16.06  16.20    15.09    155.97  155.97    23.92   2.51   76.15
HTHR        Hawthorne Financial Corp.    18.00      56.95   14.06  11.69   9.94    14.06    127.93  127.93     5.44   0.00    0.00
HWEN          Home Financial Bancorp      9.13       8.48   14.26  20.28  24.66    14.26    113.64  113.64    20.45   1.10   22.22
HZFS     Horizon Financial Svcs Corp.    16.25      14.30   15.05  17.47  22.57    18.47    169.27  169.27    15.42   1.11   18.28
IBSF              IBS Financial Corp.    18.06     197.99   30.11  32.26  32.26    30.11    151.66  151.66    26.32   2.21   67.86
ICBC    Independence Comm. Bank Corp     16.94   1,288.03   NA     NA     NA       NA        NA      NA       NA      0.00   NA
IFSB  Independence Federal Svgs Bank     17.00      21.78    6.85  10.56  65.38    38.64    109.96  121.52     7.93   1.47   29.19
INBI          Industrial Bancorp Inc.    18.81      94.64   16.80  17.58  17.58    16.80    154.97  154.97    25.54   3.19   48.60
IPSW            Ipswich Savings Bank     17.50      41.82   14.11  17.33  22.44    20.83    333.33  333.33    17.60   0.91   13.86
ITLA               ITLA Capital Corp.    21.63     166.51   12.29  13.19  13.19    12.29    161.86  162.35    16.47   0.00    0.00
IWBK           InterWest Bancorp Inc.    46.50     391.49   21.53  19.06  22.46    24.22    276.95  281.31    18.72   1.63   27.87
JOAC             Joachim Bancorp Inc.    16.81      12.15   46.70  46.70  46.70    46.70    122.72  122.72    35.49   2.97  138.89
 JSB               JSB Financial Inc.    58.56     578.78   19.52  15.62  18.02    21.22    155.38  155.38    37.01   2.73   38.67
JSBA       Jefferson Savings Bancorp     30.00     300.66   34.09  30.00  33.71    41.67    235.48  293.54    24.21   0.93   24.00
JXSB   Jacksonville Savings Bk (MHC)     21.50      41.02   41.35  42.16  65.15   107.50    232.94  232.94    24.18   1.40   55.57

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
JXVL        Jacksonville Bancorp Inc.    20.75      50.73   18.53  15.26  15.26    18.53    145.21  145.21    21.39   2.41   36.76
KFBI           Klamath First Bancorp     19.44     193.79   21.13  21.84  21.84    21.13    120.28  131.07    19.49   1.75   35.96
 KNK            Kankakee Bancorp Inc.    35.50      48.99   16.44  17.49  17.93    17.07    126.97  152.62    12.25   1.35   23.65
KSAV                  KS Bancorp Inc.    NA         NA      NA     NA     NA       NA        NA      NA       NA     NA      63.46
KSBK                 KSB Bancorp Inc.    18.75      23.75   13.79  13.59  13.99    13.79    196.13  225.63    15.26   0.53    6.52
 KYF      Kentucky First Bancorp Inc.    15.75      19.55   19.69  20.19  20.45    19.69    140.12  140.12    23.87   3.18   64.10
LARK         Landmark Bancshares Inc.    27.13      45.18   18.84  19.24  21.88    24.22    138.39  138.39    19.53   2.21   35.46
LARL        Laurel Capital Group Inc.    21.25      46.50   14.76  16.10  16.47    16.10    201.61  201.61    21.44   2.45   28.54
LFBI        Little Falls Bancorp Inc.    19.50      48.31   25.66  25.32  26.35    25.66    133.29  144.34    13.59   1.03   19.48
LFCO             Life Financial Corp.    21.00     137.48    9.72   9.21   8.90     9.72    234.90  234.90    35.51   0.00    0.00
LFED  Leeds Federal Bankshares (MHC)     19.75     102.35   29.04  29.92  29.92    29.04    207.46  207.46    34.23   2.84   80.82
LISB         Long Island Bancorp Inc.    62.13   1,486.93   25.89  27.61  33.95    31.70    263.80  266.06    23.62   0.97   26.67
  LO            Local Financial Corp.    13.00     266.98   NA     NM     NA       NA        NA      NA       NA      0.00   NM
LOGN       Logansport Financial Corp.    17.00      21.44   18.48  17.17  16.83    18.48    127.72  127.72    24.09   2.35   40.40
LONF           London Financial Corp.    15.25       7.78   15.25  17.73  19.06    15.89    149.07  149.07    20.52   1.57  609.30
LSBI              LSB Financial Corp.    30.00      28.87   15.63  16.85  18.75    17.86    148.74  148.74    13.36   1.27   18.78
LSBX           Lawrence Savings Bank     15.38      66.37    8.94   7.93   8.01     9.15    167.85  167.85    18.69   0.00    0.00
LVSB         Lakeview Financial Corp.    26.00     111.43   10.32  16.77  27.37    27.08    221.28  269.71    21.35   0.96    8.08
LXMO    Lexington B&L Financial Corp.    15.88      17.79   33.07  23.01  23.01    33.07    104.51  111.40    18.82   1.89   43.48
MAFB                 MAF Bancorp Inc.    38.00     571.14   16.10  15.83  16.24    16.96    210.18  236.91    16.27   1.11   11.67
MARN         Marion Capital Holdings     28.25      49.38   24.35  21.24  21.24    24.35    126.68  129.41    26.03   3.12   66.17
MASB                   MASSBANK Corp.    50.00     179.34   16.23  17.48  19.31    19.84    167.50  169.84    19.30   2.00   32.60
MBBC        Monterey Bay Bancorp Inc.    21.38      67.68   38.17  38.86  41.91    35.63    134.94  144.33    16.79   0.66   23.64
MBLF             MBLA Financial Corp.    24.13      30.08   15.46  16.64  16.75    15.46    107.80  107.80    14.55   1.66   27.59
MBSP            Mitchell Bancorp Inc.    16.75      15.59   26.17  28.39  28.39    26.17    107.37  107.37    42.22   2.39   67.80
MCBN           Mid-Coast Bancorp Inc.    12.00       8.54   20.00  17.91  19.35    23.08    160.00  160.00    13.56   1.45   25.88
MDBK             Medford Bancorp Inc.    41.63     188.98   15.30  16.78  17.79    17.64    182.65  193.25    16.87   1.92   37.10
MECH              MECH Financial Inc.    28.88     152.86   17.61  11.46  11.46    16.79    168.47  168.47    16.16   2.08    0.00
METF     Metropolitan Financial Corp.    15.00     105.77   13.39  16.13  18.29    18.75    276.75  299.40    10.69   0.00    0.00
MFBC                        MFB Corp.    27.00      44.60   16.88  20.93  21.26    17.31    130.37  130.37    15.35   1.26   25.19
MFFC   Milton Federal Financial Corp.    16.13      36.07   20.16  24.43  27.80    28.79    129.10  129.10    15.91   3.72   90.91
MFLR     Mayflower Co-operative Bank     23.75      21.36   13.19  15.13  16.84    16.05    165.97  168.56    16.19   3.37   40.76
MFSL        Maryland Federal Bancorp     39.25     255.16   44.60  29.73  29.96    36.34    244.24  246.55    21.40   1.15   32.58
MIFC         Mid-Iowa Financial Corp.    11.88      20.47   16.49  13.65  15.22    17.46    157.28  157.49    13.92   0.67    9.20
MIVI     Mississippi View Holding Co.    20.00      14.80   20.83  21.05  21.28    20.83    118.69  118.69    21.57   1.60   16.84
MONT       Montgomery Financial Corp.    12.75      21.08   18.75  NA     NA       18.75    105.81  105.81    19.31   1.73   NA
MRKF           Market Financial Corp.    13.75      18.37   28.65  26.44  26.44    28.65     90.16   90.16    31.80   2.04   40.38

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
MSBF               MSB Financial Inc.    17.00      20.90   15.74  17.00  19.10    18.48    157.70  157.70    26.34   1.77   28.50
MSBK         Mutual Savings Bank FSB     11.75      50.41   22.60  NM     NM       73.44    151.42  151.42     7.68   0.00    0.00
MWBI          Midwest Bancshares Inc.    15.75      16.35   14.06  13.13  15.00    15.14    148.17  148.17    10.21   1.78   18.33
MWBX                  MetroWest Bank      7.81     111.10   15.03  14.47  14.47    15.03    238.20  238.20    17.18   1.54   31.48
MYST            Mystic Financial Inc.    15.25      41.34   NA     NA     NA       NA       115.53  115.53    22.02   1.31   NA
NASB              NASB Financial Inc.    65.50     146.70   11.70  12.17  14.92    13.21    235.36  242.41    19.98   1.53   14.87
NBCP      Niagara Bancorp Inc. (MHC)     14.63     435.19   NA     NA     NA       NA        NA      NA       NA      0.00   NA
 NBN               Northeast Bancorp     16.00      39.38   14.81  20.51  21.33    15.38    164.61  181.20    11.52   1.33   27.29
NBSI            North Bancshares Inc.    16.25      20.80   33.85  40.63  42.76    40.63    153.30  153.30    17.56   2.46   85.00
NEIB       Northeast Indiana Bancorp     21.50      35.98   15.81  15.81  15.81    15.81    135.82  135.82    18.13   1.58   24.26
 NEP     Northeast PA Financial Corp.    14.00      89.99   NA     NA     NA       NA        NA      NA       NA      0.00   NA
NHTB    New Hampshire Thrift Bncshrs     19.50      40.77   14.77  14.44  15.60    14.77    157.13  180.89    12.72   3.08   38.89
NMSB              NewMil Bancorp Inc.    13.63      52.31   18.92  20.04  20.34    21.29    158.61  158.61    14.13   2.35   41.18
NSLB                NS&L Bancorp Inc.    17.59      12.07   27.49  27.93  27.93    27.49    105.04  105.80    19.74   2.84   79.37
NSSY                 NSS Bancorp Inc.    43.00     102.06   19.20  18.38  22.63    22.40    188.10  193.26    15.26   1.21   17.09
NTBK                    Net.B@nk Inc.    24.75     152.11   NM     NM     NM       NM       445.95  445.95    93.05   0.00    0.00
NTMG             Nutmeg Federal S&LA     10.88      10.88   20.91  23.64  54.38    90.63    165.27  165.27     9.64   1.84   38.04
NWEQ           Northwest Equity Corp.    20.38      16.80   13.77  15.09  15.67    14.55    137.48  137.48    17.17   3.14   37.04
NWSB     Northwest Bancorp Inc. (MHC)    15.88     743.55   33.07  36.08  36.92    36.08    348.90  390.05    30.86   1.01   36.36
OCFC            Ocean Financial Corp.    19.38     300.97   19.38  20.39  20.18    19.38    139.39  139.39    19.82   2.48   42.11
 OCN            Ocwen Financial Corp.    24.81   1,506.37   17.23  17.35  65.30    NM       336.68  355.49    44.03   0.00    0.00
OFCP           Ottawa Financial Corp.    28.50     151.65   22.27  20.96  22.62    26.39    195.88  238.89    16.55   1.40   28.07
OHSL             OHSL Financial Corp.    16.75      41.72   18.21  19.94  21.20    19.94    153.39  153.39    16.61   2.99   52.38
OSFS   Ohio State Financial Services     16.00      10.15   NA     NA     NA       NA        97.15   97.15    26.32   0.00   NA
OTFC     Oregon Trail Financial Corp.    16.50      71.49   NA     NA     NA       NA       107.56  107.56    27.81   1.21   NA
PBCI             Pamrapo Bancorp Inc.    28.38      80.67   17.30  16.40  16.99    17.30    164.97  165.94    21.15   3.95   59.54
PBCT             People's Bank (MHC)     38.75   2,483.21   23.63  24.84  45.59    38.75    294.01  343.22    27.14   2.17   45.94
PBHC   Pathfinder Bancorp Inc. (MHC)     21.63      61.23   38.62  34.88  45.05    60.07    258.98  305.87    31.21   0.93   30.66
PBKB         People's Bancshares Inc.    25.50      84.37   14.83  16.56  36.96    33.55    266.74  276.27     9.79   2.04   29.22
PBOC               PBOC Holdings Inc.    14.06     288.94   NA     12.34  78.13    NA       142.48  142.48     2.00   0.00    0.00
PCBC     Perry County Financial Corp.    23.38      19.35   22.48  21.06  21.06    22.48    118.72  118.72    22.48   2.14   45.05
 PDB            Piedmont Bancorp Inc.     9.75      26.82   15.23  16.81  17.11    16.25    125.48  125.48    20.19   4.10   68.97
PEDE           Great Pee Dee Bancorp     15.50      34.13   22.79  NA     NA       22.79    109.23  109.23    49.28   1.94   NA
PEEK        Peekskill Financial Corp.    17.63      53.17   27.54  26.70  25.92    24.48    118.13  118.13    27.15   2.04   54.55
PERM           Permanent Bancorp Inc.    16.00      67.44   23.53  25.81  25.81    25.00    154.74  156.56    16.03   1.38   28.23
PFDC                 Peoples Bancorp     22.75      76.84   17.23  17.77  17.77    17.23    169.40  169.40    25.56   1.93   33.34
PFED                Park Bancorp Inc.    18.25      42.57   17.55  25.35  25.70    17.55    108.31  108.31    21.57   0.00    0.00

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
PFFB                 PFF Bancorp Inc.    20.00     324.91   19.23  21.05  22.47    20.83    134.23  135.59    12.14   0.00    0.00
PFFC          Peoples Financial Corp.    13.25      18.85   11.42  20.70  32.32    55.21    119.26  119.26    22.83   4.53  859.38
PFNC         Progress Financial Corp.    19.25      95.33   21.88  22.65  25.33    25.33    302.20  340.71    16.68   0.62   12.66
PFSB  PennFed Financial Services Inc     17.00     163.48   13.71  14.66  15.18    15.18    144.31  166.50    11.16   0.82   12.07
PFSL          Pocahontas Bancorp Inc.     9.81      65.45   NA     NA     NA       NA        NA      NA       NA      2.45   NA
PHBK     Peoples Heritage Finl Group     23.75   2,102.16   16.49  17.34  17.46    16.49    269.27  353.95    18.09   1.85   29.20
PHFC  Pittsburgh Home Financial Corp     17.63      34.71   15.74  14.81  17.28    16.95    138.13  139.77    10.26   1.36  230.25
PHSB   Peoples Home Savings Bk (MHC)     20.13      55.55   31.45  NA     NA       38.70    194.82  194.82    24.86   1.19   NA
PLSK      Pulaski Savings Bank (MHC)     17.88      37.68   31.92  NA     NA       31.92    171.22  171.22    19.75   1.68   NA
PRBC            Prestige Bancorp Inc.    19.50      20.52   30.47  25.66  26.35    30.47    130.00  130.00    12.78   0.89   16.03
PROV    Provident Financial Holdings     22.38     104.47   20.72  20.53  41.44    43.03    123.21  123.21    13.66   0.00    0.00
PSBK            Progressive Bank Inc.    41.38     159.53   20.28  18.98  18.64    18.47    200.07  219.26    17.80   1.93   32.57
PSFC   Peoples-Sidney Financial Corp.    24.19      43.18   30.24  NA     NA       30.24    151.36  151.36    40.93   1.16   NA
PSFI                PS Financial Inc.    13.50      27.07   16.07  28.13  18.49    16.88    120.00  120.00    33.40   3.56  916.67
PTRS          Potters Financial Corp.    18.75      18.13   20.38  18.56  19.13    21.31    164.47  164.47    14.32   1.28   18.81
PULB   Pulaski Bank, Svgs Bank (MHC)     45.25      95.29   47.14  47.63  56.56    59.54    386.42  386.42    51.89   2.43  113.16
PULS                   Pulse Bancorp     27.63      86.20   16.44  15.70  15.88    16.44    190.91  190.91    15.92   2.90   42.61
PVFC                PVF Capital Corp.    26.00      69.16   13.54  13.98  14.77    15.12    229.28  229.28    16.51   0.00    0.00
PVSA         Parkvale Financial Corp.    31.50     162.23   14.86  15.29  15.29    14.86    196.63  197.62    15.37   1.91   24.95
PWBK            Pennwood Bancorp Inc.    14.00      10.28   70.00  26.92  25.93    70.00    111.20  111.20    22.15   1.93   49.04
QCBC         Quaker City Bancorp Inc.    23.00     107.12   15.54  16.91  17.42    15.97    142.50  142.50    12.48   0.00    0.00
QCFB                 QCF Bancorp Inc.    30.38      41.46   12.66  13.87  14.06    13.32    152.03  152.03    26.91   0.00    0.00
QCSB       Queens County Bancorp Inc.    44.50     664.03   24.18  27.47  27.99    24.72    339.44  339.44    40.93   2.25   43.21
RARB             Raritan Bancorp Inc.    29.00      69.24   18.13  18.59  18.83    18.13    219.36  222.22    16.53   2.07   32.48
RCBK  Richmond County Financial Corp     19.13     505.35   NA     NA     NA       NA       156.63  157.28    34.52   1.05   NA
REDF              RedFed Bancorp Inc.    20.31     150.07   12.09  13.45  13.11    11.81    169.28  169.84    14.52   0.00    0.00
RELI         Reliance Bancshares Inc.     8.56      20.30   30.58  40.78  42.82    30.58     91.98   91.98    45.96   0.00    0.00
RELY            Reliance Bancorp Inc.    39.88     383.91   20.77  20.04  21.21    20.77    198.09  287.08    17.61   1.81   33.17
RIVR            River Valley Bancorp     18.75      22.32   16.74  16.03  17.86    20.38    122.23  123.84    16.67   1.07   15.38
ROSE               TR Financial Corp.    42.13     738.47   18.81  20.25  22.89    21.49    283.29  283.29    18.44   1.71   29.33
RSLN              Roslyn Bancorp Inc.    22.31     925.10   16.41  19.92  20.85    19.24    153.78  154.52    25.78   1.52   23.21
RVSB           Riverview Bancorp Inc.    17.00     104.62   18.48  NA     NA       20.24    171.20  177.08    38.30   0.82   NA
SBAN            SouthBanc Shares Inc.    19.63      84.44   NA     NA     NA       NA        NA      NA       NA      7.13   NA
SBFL    SB of the Finger Lakes (MHC)     19.63      70.06   70.09  75.48  89.20    81.77    321.72  321.72    27.93   1.22   76.92
SBOS            Boston Bancorp (The)     NA         NA      NA     NA     NA       NA        NA      NA       NA     NA      10.89
SCBS   Southern Community Bancshares     17.25      19.62   26.95  21.04  20.78    26.95    170.79  170.79    27.08   0.00  332.32
SCCB  S. Carolina Community Bancshars    21.75      12.61   24.72  29.39  29.39    24.72    133.60  133.60    27.23   2.94   83.78

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
SFED                 SFS Bancorp Inc.    22.00      26.59   23.91  22.68  23.40    23.91    122.63  122.63    15.16   1.46   29.90
SFFC         StateFed Financial Corp.    14.38      22.47   21.14  20.25  20.25    21.14    141.49  141.49    25.08   1.39   28.17
SFIN        Statewide Financial Corp.    22.00      99.32   17.74  17.05  17.19    17.74    150.79  151.00    14.83   2.00   33.33
SFSB        SuburbFed Financial Corp.    47.25      60.02   28.13  23.51  30.68    39.38    199.87  200.38    13.44   0.68   15.92
SFSL             Security First Corp.    25.75     194.54   22.20  23.20  23.20    22.20    300.82  305.09    28.38   1.40   28.83
SGVB                 SGV Bancorp Inc.    17.75      41.63   22.19  27.31  32.87    22.19    131.58  133.36    10.38   0.00    0.00
SHEN      First Shenango Bancorp Inc.    41.00      84.83   23.84  19.43  19.07    21.35    175.66  175.66    21.04   1.46   28.44
SHSB                 SHS Bancorp Inc.    17.75      14.55   16.44  NA     NA       20.17    118.89  118.89    16.46   0.00   NA
 SIB       Staten Island Bancorp Inc.    21.69     978.79   21.69  NA     NA       22.59    139.83  143.53    36.64   1.29   NA
SISB                 SIS Bancorp Inc.    41.38     288.38   17.83  23.38  18.47    18.47    226.09  226.09    16.08   1.55   31.64
SKAN         Skaneateles Bancorp Inc.    17.50      25.20   19.02  16.20  16.51    19.89    140.22  143.91     9.78   1.60   25.01
SKBO    First Carnegie Deposit (MHC)     19.50      44.85   81.25  NA     NA      121.88    181.56  181.56    31.22   1.54   NA
SMBC   Southern Missouri Bancorp Inc.    21.25      34.81   53.13  30.36  31.72    53.13    129.18  129.18    21.67   2.35   71.43
SOBI            Sobieski Bancorp Inc.    19.50      15.25   28.68  30.00  30.47    30.47    109.30  109.30    16.58   1.64   47.69
SOPN       First Savings Bancorp Inc.    24.25      89.96   17.83  18.65  18.65    17.83    130.31  130.31    30.01   4.12   68.46
SOSA           Somerset Savings Bank      5.16      86.24    8.06  11.46  11.99     8.59    223.20  223.20    16.18   0.00    0.00
SPBC          St. Paul Bancorp. Inc.     25.31     868.50   18.08  17.83  18.08    19.18    202.83  203.64    18.95   1.58   26.76
 SRN                Southern Banc Co.    16.13      19.84   31.01  37.50  37.50    31.01    107.86  108.66    18.77   0.00   81.40
 SSB            Scotland Bancorp Inc.     8.88      16.98   24.65  15.57  15.57    24.65    112.20  112.20    27.72   2.25   NM
SSFC     South Street Financial Corp.     9.75      45.59   40.63  23.21  NA       48.75    118.47  118.47    21.01   4.10   NM
 SSM        Stone Street Bancorp Inc.    19.75      36.83   19.75  25.32  23.51    19.75    119.55  119.55    33.47   2.33  570.83
STFR        St. Francis Capita1 Corp.    41.81     218.41   15.37  17.07  19.27    23.76    165.60  185.34    13.25   1.34   21.22
STSA         Sterling Financial Corp.    25.63     194.65   18.30  19.56  22.28    22.09    183.96  197.42    10.31   0.00    0.00
SVRN           Sovereign Bancorp Inc.    17.50   2,340.76   48.61  31.25  21.60    17.50    249.29  290.70    12.85   0.46   12.52
SWBI        Southwest Bancshares Inc.    31.63      87.93   18.39  20.27  20.81    20.27    193.07  193.07    22.43   2.53   50.00
SWCB            Sandwich Bancorp Inc.    62.75     122.11   27.05  25.20  26.26    29.60    286.92  296.27    23.19   2.23   52.21
 SZB       SouthFirst Bancshares Inc.    19.63      19.15   27.26  25.16  22.30    40.89    117.16  120.10    11.80   3.06   67.31
 THR     Three Rivers Financial Corp.    19.44      16.03   20.25  18.00  19.44    23.14    120.88  121.26    16.34   2.26   37.04
THRD               TF Financial Corp.    26.22      83.60   21.14  20.64  24.28    21.85    148.72  176.56    13.07   1.83   33.07
TPNZ        Tappan Zee Financial Inc.    20.00      29.56   21.74  25.97  27.78    23.81    135.59  135.59    22.85   1.40   33.77
TRIC          Tri-County Bancorp Inc.    14.75      17.22   20.49  19.93  19.16    20.49    122.61  122.61    19.29   2.98   47.30
TSBK          Timberland Bancorp Inc.    16.69     101.67   NA     NA     NA       NA       121.02  121.02    38.89   1.44   NA
TSBS             Peoples Bancorp Inc.    10.00     362.37   NA     NA     NA       NA        NA      NA       NA      1.00   NA
 TSH                Teche Holding Co.    19.63      67.49   16.35  17.21  17.37    16.92    119.81  119.81    16.57   2.55   43.86
TWIN               Twin City Bancorp     13.75      17.18   14.95  15.45  18.84    19.10    123.10  123.10    15.70   2.91   46.45
UBMT           United Financial Corp.    27.88      47.34   NM     NA     NA       NA       157.22  162.54    24.00   3.59   NA
UCBC         Union Community Bancorp     14.88      45.25   19.57  NA     NA       19.57    104.61  104.61    41.87   2.02   NA

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
UFRM     United Federal Savings Bank     18.00      58.74   32.14  32.73  48.65    37.50    256.41  256.41    19.22   1.33   43.64
UPFC     United PanAm Financial Corp.    10.63     174.78   NA     20.05  NM       NA        NM      NM       37.43   0.00    0.00
USAB               USABancshares Inc.    14.50      21.77   11.33  NM    131.82    12.08    179.23  180.35    21.24   0.00    0.00
UTBI     United Tennessee Bankshares     14.88      21.64   NA     NA     NA       NA       106.86  106.86    28.83   8.07   NA
WAMU           Washington Mutual Inc.    46.13  17,854.59   16.96  31.81  20.41    16.96    320.98  342.68    17.30   1.73   50.57
WAYN  Wayne Savings Bancshares (MHC)     28.00      69.55   46.67  37.33  40.58    50.00    284.55  284.55    26.77   2.01   75.15
WBST          Webster Financial Corp.    32.31     885.74   14.69  16.83  16.57    16.83    221.47  251.27    11.72   1.36   20.83
WCBI              Westco Bancorp Inc.    30.50      75.10   17.33  17.04  18.48    18.60    152.42  152.42    23.53   2.23   35.75
WCFB   Webster City Federal SB (MHC)     18.88      39.86   29.49  29.49  29.49    29.49    176.73  176.73    42.44   4.24  125.00
WEFC            Wells Financial Corp.    20.75      40.66   15.26  17.15  17.89    16.73    134.39  134.39    19.41   2.89   29.75
WEHO    Westwood Homestead Fin. Corp.    12.50      35.54   26.04  39.06  NA       28.41    119.05  119.05    27.36   2.88   NM
 WES                        Westcorp     12.25     322.44   NM     19.14  NM       NM        96.84   97.07     8.45   1.63   62.50
 WFI           Winton Financial Corp.    16.50      66.24   17.19  18.54  23.57    22.92    263.16  267.86    19.21   1.52   26.97
WFSL          Washington Federal Inc.    28.75   1,506.63   13.56  13.89  14.16    14.09    199.38  215.52    26.74   3.06   41.37
WHGB             WHG Bancshares Corp.    16.00      22.22   44.44  32.00  31.37    44.44    111.34  111.34    18.76   2.00   52.00
WOFC     Western Ohio Financial Corp.    25.50      59.98   33.55 212.50 134.21    45.54    111.94  119.66    16.41   3.92  833.33
WRNB              Warren Bancorp Inc.    12.06      92.45   16.75  15.08  16.30    16.75    224.64  224.64    24.82   2.98   55.63
 WSB    Washington Savings Bank, FSB      7.25      31.94   20.14  16.48  22.66    25.89    138.62  138.62    12.02   1.38   22.73
WSBI       Warwick Community Bancorp     16.69     110.25   NA     NA     NA       NA       128.96  128.96    29.73   0.00   NA
WSFS             WSFS Financial Corp.    22.00     275.54   15.71  16.54  16.92    16.67    300.96  302.61    17.87   0.55    0.00
WSTR        WesterFed Financial Corp.    24.88     138.93   25.91  18.84  18.56    20.73    127.76  159.35    13.58   2.01   37.20
WVFC              WVS Financial Corp.    18.50      66.91   18.50  17.62  17.45    18.50    204.42  204.42    22.46   3.24  247.62
WYNE               Wayne Bancorp Inc.    31.00      62.41   35.23  31.63  31.63    35.23    180.76  180.76    22.94   0.65   20.41
YFCB          Yonkers Financial Corp.    19.38      58.43   19.38  17.94  18.63    20.18    128.91  128.91    16.99   1.45   22.22
YFED             York Financial Corp.    21.69     193.55   22.59  19.54  23.83    28.54    181.19  181.19    15.89   2.40   44.14

                   All Public Average              276.81   22.79  23.33  25.79    26.26    171.31  178.18    20.51   1.55   50.06
                    All Public Median               66.22   19.23  19.93  21.32    20.87    154.11  157.39    18.69   1.52   29.26

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
           New Jersey
FBER               1st Bergen Bancorp    19.13      52.20   22.77  23.91  23.91    22.77    141.25  141.25    16.52   1.05   22.50
FSNJ          Bayonne Bancshares Inc.    16.31     148.26   31.37  NA     NA       31.37    153.46  153.46    24.18   1.04   NA
FSPG          First Home Bancorp Inc.    31.13      85.72   18.10  18.64  18.98    18.53    220.74  223.60    15.45   1.29   23.95
FSLA        First Source Bancorp Inc.    10.00     317.40   NA     NA     NA       NA        NA      NA       NA      1.20   NA
FMCO              FMS Financial Corp.    47.00     112.55   23.04  21.36  21.36    23.04    282.96  285.71    16.83   0.77   11.82
IBSF              IBS Financial Corp.    18.06     197.99   30.11  32.26  32.26    30.11    151.66  151.66    26.32   2.21   67.86
LVSB         Lakeview Financial Corp.    26.00     111.43   10.32  16.77  27.37    27.08    221.28  269.71    21.35   0.96    8.08
LFBI        Little Falls Bancorp Inc.    19.50      48.31   25.66  25.32  26.35    25.66    133.29  144.34    13.59   1.03   19.48
OCFC            Ocean Financial Corp.    19.38     300.97   19.38  20.39  20.18    19.38    139.39  139.39    19.82   2.48   42.11
PBCI             Pamrapo Bancorp Inc.    28.38      80.67   17.30  16.40  16.99    17.30    164.97  165.94    21.15   3.95   59.54
PFSB  PennFed Financial Services Inc     17.00     163.48   13.71  14.66  15.18    15.18    144.31  166.50    11.16   0.82   12.07
TSBS             Peoples Bancorp Inc.    10.00     362.37   NA     NA     NA       NA        NA      NA       NA      1.00   NA
PLSK      Pulaski Savings Bank (MHC)     17.88      37.68   31.92  NA     NA       31.92    171.22  171.22    19.75   1.68   NA
PULS                   Pulse Bancorp     27.63      86.20   16.44  15.70  15.88    16.44    190.91  190.91    15.92   2.90   42.61
RARB             Raritan Bancorp Inc.    29.00      69.24   18.13  18.59  18.83    18.13    219.36  222.22    16.53   2.07   32.48
SFIN        Statewide Financial Corp.    22.00      99.32   17.74  17.05  17.19    17.74    150.79  151.00    14.83   2.00   33.33
WYNE               Wayne Bancorp Inc.    31.00      62.41   35.23  31.63  31.63    35.23    180.76  180.76    22.94   0.65   20.41

                    New Jersey Average             137.42   22.08  20.98  22.01    23.33    177.76  183.84    18.42   1.59   30.48
                     New Jersey Median              99.32   19.38  18.64  20.18    22.77    164.97  166.50    16.83   1.20   23.95

                Exhibit 8
            Industry Multiples
     Pricing Data as of June 8, 1998

                                                           -------------------------------------------------------
                                                                        Current Price in Relation to
                                                           -------------------------------------------------------
                                                                                                                               LTM
                                        Current    Current               Price/                    Tangible         Current Dividend
                                         Stock     Market   Earn-  LTM    LTM       Price/   Book     Book          Dividend  Payout
                                         Price      Value   ings   EPS   Core EPS  Core     Value   Value   Assets   Yield     Ratio
Ticker                      Short Name    ($)       ($M)     (x)    (x)    (x)      (x)     (%)     (%)       (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
                    Comparable Group
CSBF         CSB Financial Group Inc.    13.75      11.54   34.38  44.35  47.41    34.38    103.93  110.18    24.06   0.00    0.00
FLKY      First Lancaster Bancshares     15.13      14.32   27.01  28.54  28.54    27.01    101.37  101.37    27.01   3.31   94.34
GLMR      Gilmer Financial Svcs, Inc.    14.13       2.70   NM    117.71  20.77    NM        71.05   71.05     6.41   0.00    0.00
HBBI           Home Building Bancorp     24.00       7.48   25.00  21.05  22.02    27.27    116.45  116.45    17.63   1.25   26.32
HWEN          Home Financial Bancorp      9.13       8.48   14.26  20.28  24.66    14.26    113.64  113.64    20.45   1.10   22.22
LONF           London Financial Corp.    15.25       7.78   15.25  17.73  19.06    15.89    149.07  149.07    20.52   1.57  609.30
MBSP            Mitchell Bancorp Inc.    16.75      15.59   26.17  28.39  28.39    26.17    107.37  107.37    42.22   2.39   67.80
PWBK            Pennwood Bancorp Inc.    14.00      10.28   70.00  26.92  25.93    70.00    111.20  111.20    22.15   1.93   49.04
RELI         Reliance Bancshares Inc.     8.56      20.30   30.58  40.78  42.82    30.58     91.98   91.98    45.96   0.00    0.00
SCCB  S. Carolina Community Bancshrs     21.75      12.61   24.72  29.39  29.39    24.72    133.60  133.60    27.23   2.94   83.78



                  Comparable Average                11.11   29.71  37.51  28.90    30.03    109.97  110.59    25.36   1.45   95.28
                   Comparable Median                10.91   26.17  28.47  27.16    27.01    109.29  110.69    23.11   1.41   37.68

                  All Public Average               276.81   22.79  23.33  25.79    26.26    171.31  178.18    20.51   1.55   50.06
                   All Public Median                66.22   19.23  19.93  21.32    20.87    154.11  157.39    18.69   1.52   29.26

                  New Jersey Average               137.42   22.08  20.98  22.01    23.33    177.76  183.84    18.42   1.59   30.48
                   New Jersey Median                99.32   19.38  18.64  20.18    22.77    164.97  166.50    16.83   1.20   23.95

                                                           Exhibit 9
                                             Standard Conversions - 1997 to Date
                                                     Selected Market Data
                                                  Market Data as of 06/08/98

                                                                                           ----------------------------------------
                                                                                                      Price to Pro-Forma
                                                                                            ----------------------------------------
                                                                                                                               Ad-
                                                   IPO      Gross    Conversion   Total     Pro-Forma   Pro-Forma  Pro-Forma justed
                                                   Price   Proceeds    Assets    Equity     Book Value  Tang. Book Earnings  Assets
 Ticker          Short Name              IPO Date  ($)      ($000)     ($000)    ($000)         (%)         (%)      (x)      (%)
------------------------------------------------------------------------------------------------------------------------------------
CFKY     Columbia Financial of Kentucky  04/15/98 10.000    26,715    104,006    35,863        74.5         74.5     19.6    20.4
EFC      EFC Bancorp Inc.                04/07/98 10.000    69,365    315,910    90,516        76.6         76.6     13.5    18.0
HBSC     Heritage Bancorp Inc.           04/06/98 15.000    69,431    247,499    89,014        78.0         78.0     16.1    21.9
NEP      Northeast PA Financial Corp.    04/01/98 10.000    59,515    369,242    78,908        75.4         75.4     18.7    13.9
         --------------------------------------------------------------------------------------------------------------------------
Q2`98    Average                                                                               76.1         76.1     17.0    18.6
         Median                                                                                76.0         76.0     17.4    19.2
         --------------------------------------------------------------------------------------------------------------------------

BYS      Bay State Bancorp               03/30/98 20.000    46,949    233,074    59,695        78.6         78.6     20.9    16.8
HLFC     Home Loan Financial Corp.       03/26/98 10.000    22,483     60,401    29,603        75.9         75.9     17.0    27.1
CAVB     Cavalry Bancorp Inc.            03/17/98 10.000    75,383    275,925    94,465        79.8         79.8     14.3    21.5
ICBC     Independence Comm. Bank Corp.   03/17/98 10.000   704,109  3,733,316   912,373        77.2         82.7     17.9    15.9
RCBK     Richmond County Financial Corp  02/18/98 10.000   244,663    993,370   307,206        79.6         79.6     14.0    19.8
HFBC     HopFed Bancorp Inc.             02/09/98 10.000    40,336    202,496    53,478        75.4         75.4     12.4    16.6
TSBK     Timberland Bancorp Inc.         01/13/98 10.000    66,125    206,188    81,091        81.5         81.5     10.5    24.3
MYST     Mystic Financial Inc.           01/09/98 10.000    27,111    149,653    34,869        77.8         77.8     17.5    15.3
UTBI     United Tennessee Bankshares     01/05/98 10.000    14,548     64,189    18,556        78.4         78.4     16.1    18.5
         --------------------------------------------------------------------------------------------------------------------------
Q1`98    Average                                                                               78.2         78.9     15.6    19.5
         Median                                                                                78.4         78.6     16.1    18.5
         --------------------------------------------------------------------------------------------------------------------------

1998 YTD Average                                                                               77.6         78.0     16.0    19.2
         Median                                                                                77.8         78.0     16.1    18.5
         --------------------------------------------------------------------------------------------------------------------------

PEDE     Great Pee Dee Bancorp           12/31/97 10.000    21,821     60,538    29,534        73.9         73.9     15.9    26.5
UCBC     Union Community Bancorp         12/29/97 10.000    30,418     84,291    41,044        74.1         74.1     13.5    26.5
WSBI     Warwick Community Bancorp       12/23/97 10.000    64,141    286,545    82,152        78.1         78.1     13.5    18.3
SIB      Staten Island Bancorp Inc.      12/22/97 12.000   515,775  2,144,500   640,283        80.6         83.0     14.1    19.4
HCBC     High Country Bancorp Inc.       12/10/97 10.000    13,225     76,324    17,010        77.7         77.7     30.5    14.8
FSFF     First SecurityFed Financial     10/31/97 10.000    64,080    258,115    84,543        75.8         75.8     25.9    19.9
OTFC     Oregon Trail Financial Corp.    10/06/97 10.000    46,949    204,213    61,266        76.6         76.6     18.5    18.7
RVSB     Riverview Bancorp Inc.          10/01/97 10.000        NA         NA        NA       100.0        100.0     NA      NA
SHSB     SHS Bancorp Inc.                10/01/97 10.000     8,200     81,688    11,593        70.7         70.7     12.5     9.1
         --------------------------------------------------------------------------------------------------------------------------
Q4 `97   Average                                                                               78.6         78.9     18.1    19.2
         Median                                                                                76.6         76.6     15.0    19.1
         --------------------------------------------------------------------------------------------------------------------------

OSFS     Ohio State Financial Services   09/29/97 10.000     6,332     33,929     9,998        63.3         63.3     17.0    15.7
FSPT     FirstSpartan Financial Corp.    07/09/97 20.000    88,608    375,526   121,408        73.0         73.0     19.5    19.1
GOSB     GSB Financial Corp.             07/09/97 10.000    22,483     96,323    30,613        73.4         73.4     19.0    18.9
FBNW     FirstBank Corp.                 07/02/97 10.000    19,838    133,194    27,578        71.9         71.9     18.0    13.0
         --------------------------------------------------------------------------------------------------------------------------
Q3`97    Average                                                                               70.4         70.4     18.4    16.7
         Median                                                                                72.5         72.5     18.5    17.3
         --------------------------------------------------------------------------------------------------------------------------

HCBB     HCB Bancshares Inc.             05/07/97 10.000    26,450    171,241    36,760        72.0         72.0     26.2    13.4
PSFC     Peoples-Sidney Financial Corp.  04/28/97 10.000    17,854     86,882    25,061        71.2         71.2     11.5    17.0
HMLK     Hemlock Federal Financial Corp  04/02/97 10.000    20,763    146,595    28,989        71.6         71.6     37.5    12.4
GSLA     GS Financial Corp.              04/01/97 10.000    34,385     86,521    53,934        63.8         63.8     38.7    28.4
         --------------------------------------------------------------------------------------------------------------------------
Q2 '97   Average                                                                               69.7         69.6     28.5    17.8
         Median                                                                                71.4         71.4     31.9    15.2
         --------------------------------------------------------------------------------------------------------------------------

MRKF     Market Financial Corp.          03/27/97 10.000    13,357     45,547    18,795        71.1         71.1     26.2    22.7
EFBC     Empire Federal Bancorp Inc.     01/27/97 10.000    25,921     86,810    38,067        68.1         68.1     21.5    23.0
FAB      FIRSTFED AMERICA BANCORP INC.   01/15/97 10.000    87,126    723,778   120,969        72.0         72.0     13.6    10.7
RSLN     Roslyn Bancorp Inc.             01/13/97 10.000   423,714  1,596,744   588,624        72.0         72.0      9.3    21.0
AFBC     Advance Financial Bancorp       01/02/97 10.000    10,845     91,852    15,256        71.1         71.1     16.8    10.6
         --------------------------------------------------------------------------------------------------------------------------
Q1 '97   Average                                                                               70.9         70.9     17.5    17.6
         Median                                                                                71.1         71.1     16.8    21.0
         --------------------------------------------------------------------------------------------------------------------------
 1997    Average                                                                               73.7         73.8     20.0    18.1
         Median                                                                                72.0         72.0     18.0    18.7
         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------
1/1/97 toAverage                                                                               75.2         75.4     18.5    18.5
6/8/98   Median                                                                                75.4         75.4     17.0    18.6
         --------------------------------------------------------------------------------------------------------------------------

                                    Exhibit 9
                       Standard Conversions - 1997 to Date
                              Selected Market Data
                           Market Data as of 06/08/98
                                          --------------------------------------
                                                  Percent Change from IPO
                                          --------------------------------------
                                            After    After     After     After
                                            1 Day    1 Week    1 Month 3 Months
 Ticker          Short Name                  (%)        (%)       (%)      (%)
--------------------------------------------------------------------------------
CFKY     Columbia Financial of Kentucky     71.25%    59.38%    60.00%    NA
EFC      EFC Bancorp Inc.                   47.50%    49.38%    41.25%    NA
HBSC     Heritage Bancorp Inc.              NA   %    46.25%    45.83%    NA
NEP      Northeast PA Financial Corp.       55.00%    53.75%    54.38%    NA
         ----------------------------------------------------------------------
Q2`98    Average                            57.92%    52.19%    50.37%     -
         Median                             55.00%    51.57%    50.11%     -
         ----------------------------------------------------------------------

BYS      Bay State Bancorp                  46.88%    48.13%    50.63%    NA
HLFC     Home Loan Financial Corp.          52.50%    61.88%    67.50%    NA
CAVB     Cavalry Bancorp Inc.              105.61%    43.751    40.00%    NA
ICBC     Independence Comm. Bank Corp.      72.50%    75.63%    81.25%    NA
RCBK     Richmond County Financial Corp     63.13%    64.38%    78.75%    87.50%
HFBC     HopFed Bancorp Inc.                68.131    60.00%    67.501    18.75%
TSBK     Timberland Bancorp Inc.            45.00%    60.00%    60.00%    76.25%
MYST     Mystic Financial Inc.              44.38%    56.25%    50.00%    73.75%
UTBI     United Tennessee Bankshares        47.50%    37.50%    42.50%    50.00%
         ----------------------------------------------------------------------
Q1`98    Average                            60.63%    67.50%    70.90%    81.25%
         Median                             52.50%    60.00%    67.50%    76.25%
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
1998 YTD Average                            59.95%    62.79%    64.58%    81.25%
         Median                             53.75%    59.38%    60.00%    76.25%
         ----------------------------------------------------------------------

PEDE     Great Pee Dee Bancorp              61.25%    55.00%    48.75%    57.50%
UCBC     Union Community Bancorp            46.88%    42.50%    42.50%    58.13%
WSBI     Warwick Community Bancorp          56.25%    70.00%    56.25%    75.63%
SIB      Staten Island Bancorp Inc.         58.86%    61.98%    59.90%    74.48%
HCBC     High Country Bancorp Inc.          44.38%    50.63%    45.00%    50.00%
FSFF     First SecurityFed Financial        50.63%    51.25%    60.63%    46.88%
OTFC     Oregon Trail Financial Corp.       67.50%    63.75%    61.25%    67.50%
RVSB     Riverview Bancorp Inc.             31.88%    36.25%    32.50%    77.50%
SHSB     SHS Bancorp Inc.                   47.50%    62.50%    60.00%    67.50%
         ----------------------------------------------------------------------
Q4 `97   Average                            51.68%    54.87%    51.86%    63.90%
         Median                             50.63%    55.00%    56.25%    67.50%
         ----------------------------------------------------------------------

OSFS     Ohio State Financial Services      55.00%    53.70%    49.60%    52.50%
FSPT     FirstSpartan Financial Corp.       83.44%    85.00%    78.13%    91.88%
GOSB     GSB Financial Corp.                46.25%    48.75%    43.75%    55.00%
FBNW     FirstBank Corp.                    58.13%    55.63%    77.50%    72.50%
         ----------------------------------------------------------------------
Q3`97    Average                            60.71%    60.77%    62.24%    67.97%
         Median                             56.57%    54.67%    63.55%    63.75%
         ----------------------------------------------------------------------

HCBB     HCB Bancshares Inc.                26.25%    27.50%    28.75%    38.75%
PSFC     Peoples-Sidney Financial Corp.     25.63%    28.75%    32.50%    55.00%
HMLK     Hemlock Federal Financial Corp     28.75%    28.75%    30.00%    40.00%
GSLA     GS Financial Corp.                 33.75%    37.50%    40.00%    51.25%
         ----------------------------------------------------------------------
Q2 '97   Average                            28.60%    30.63%    32.81%    46.25%
         Median                             27.50%    28.75%    31.25%    45.63%
         ----------------------------------------------------------------------

MRKF     Market Financial Corp.             29.38%    22.50%    26.25%    37.50%
EFBC     Empire Federal Bancorp Inc.        32.50%    35.00%    37.50%    31.25%
FAB      FIRSTFED AMERICA BANCORP INC.      36.25%    41.25%    48.75%    38.75%
RSLN     Roslyn Bancorp Inc.                50.00%    59.38%    60.00%    58.75%
AFBC     Advance Financial Bancorp          28.75%    29.38%    40.00%    40.00%
         ----------------------------------------------------------------------
Q1 '97   Average                            35.38%    37.50%    42.50%    41.25%
         Median                             32.50%    35.00%    40.00%    38.75%
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
1997     Average                            45.42%    47.59%    48.16%    56.28%
         Median                             46.57%    49.69%    46.88%    55.00%
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
1/1/97 toAverage                            50.55%    53.24%    54.26%    60.91%
6/8/98   Median                             47.50%    53.70%    50.00%    57.50%
         ----------------------------------------------------------------------

                                     Page 1
                                   Continued

                                                Exhibit 9
                                   Standard Conversions - 1997 to Date
                                           Selected Market Data
                                        Market Data as of 06/08/98

                                  ------------------------------------------------------------------
                                                         Current Price to
                                  ------------------------------------------------------------------
                               Current
                                Stock    Book   Tang.     LTM               Core     LTM
                                Price    Value  Book     Earnings Earnings  EPS      EPS    Assets
        Short Name            06/08/98    (%)    (%)      (X)      (X)      (X)      (X)     (%)
----------------------------------------------------------------------------------------------------
Columbia Financial of Kentucky 15.000     NA       NA       NA      NA       NA       NA      NA
EFC Bancorp Inc.               13.563     NA       NA       NA      NA       NA       NA      NA
Heritage Bancorp Inc.          20.250     NA       NA       NA      NA       NA       NA      NA
Northeast PA Financial Corp.   14.000     NA       NA       NA      NA       NA       NA      NA
----------------------------------------------------------------------------------------------------
Average                        15.703      -        -        -       -        -        -       -
Median                         14.500      -        -        -       -        -        -       -
----------------------------------------------------------------------------------------------------

Bay State Bancorp              27.750    102.70   102.70    NA      NA       NA       NA      23.82
Home Loan Financial Corp.      15.250    110.35   110.35    NA      NA       NA       NA      42.98
Cavalry Bancorp Inc.           22.750    171.96   171.96    NA      NA       NA       NA      48.88
Independence Comm. Bank Corp.  16.938     NA       NA       NA      NA       NA       NA      NA
Richmond County Financial Corp 19.125    156.63   157.28    NA      NA       NA       NA      34.52
HopFed Bancorp Inc.            20.688    145.08   145.08    NA      NA       NA       NA      37.69
Timberland Bancorp Inc.        16.688    121.02   121.02    NA      NA       NA       NA      38.89
Mystic Financial Inc.          15.250    115.53   115.53    NA      NA       NA       NA      22.02
United Tennessee Bankshares    14.875    106.86   106.86    NA      NA       NA       NA      28.83
----------------------------------------------------------------------------------------------------
Average                        18.813    128.77   128.85     -       -        -        -      34.70
Median                         16.938    118.28   118.28     -       -        -        -      36.11
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Average                        17.856    128.77   128.85     -       -        -        -      34.70
Median                         16.688    118.28   118.28     -       -        -        -      36.11
----------------------------------------------------------------------------------------------------

Great Pee Dee Bancorp          15.500    109.23   109.23    NA      22.79    22.79    NA      49.28
Union Community Bancorp        14.875    104.61   104.61    NA      19.57    19.57    NA      41.87
Warwick Community Bancorp      16.688    128.96   128.96    NA      NA       NA       NA      29.73
Staten Island Bancorp Inc.     21.688    139.83   143.53    NA      21.69    22.59    NA      36.64
High Country Bancorp Inc.      15.000    109.89   109.89    NA      23.44    23.44    NA      21.50
First SecurityFed Financial    16.750    114.80   115.12    NA      17.45    17.45    NA      33.20
Oregon Trail Financial Corp.   16.500    107.56   107.56    NA      NA       NA       NA      27.81
Riverview Bancorp Inc.         17.000    171.20   177.08    NA      18.48    20.24    NA      38.30
SHS Bancorp Inc.               17.750    118.89   118.89    NA      16.44    20.17    NA      16.46
----------------------------------------------------------------------------------------------------
Average                        16.861    122.77   123.87     -      19.98    20.89     -      32.75
Median                         16.688    114.80   115.12     -      19.57    20.24     -      33.20
----------------------------------------------------------------------------------------------------

Ohio State Financial Services  16.000     97.15   097.150   NA      NA       NA       NA      26.320
FirstSpartan Financial Corp.   44.000    147.30   147.300   NA      23.91   025.000   NA      38.730
GSB Financial Corp.            17.250    115.93   115.930   NA      39.20   039.200   NA      32.630
FirstBank Corp.                20.250    123.48   123.480   NA      16.88   026.640   NA      21.890
----------------------------------------------------------------------------------------------------
Average                        24.375    120.97   120.97     -      26.66    30.28     -      29.89
Median                         18.750    119.71   119.71     -      23.91    26.64     -      29.48
----------------------------------------------------------------------------------------------------

HCB Bancshares Inc.            15.000    103.8    107.5     NA      53.6     53.6     NA      19.4
Peoples-Sidney Financial Corp. 24.188    151.4    151.4     NA      30.2     30.2     NA      40.9
Hemlock Federal Financial Corp 18.313    118.5    118.5     NA      21.8     21.8     NA      19.2
GS Financial Corp.             17.375    108.1    108.1     NA      27.2     39.5     NA      45.0
----------------------------------------------------------------------------------------------------
Average                        18.719    120.42   121.35     -      33.19    36.28     -      31.11
Median                         17.844    113.25   113.25     -      28.70    34.87     -      30.15
----------------------------------------------------------------------------------------------------

Market Financial Corp.         13.750     90.2     90.2     26.4    28.7     28.7     26.4    31.8
Empire Federal Bancorp Inc.    16.625    106.0    106.0     24.8    24.5     24.5     24.8    39.0
FIRSTFED AMERICA BANCORP INC.  20.250    126.6    126.6     24.1    28.1     36.2     28.5    13.8
Roslyn Bancorp Inc.            22.313    153.8    154.5     19.9    16.4     19.2     20.9    25.8
Advance Financial Bancorp      18.500    127.4    127.4     19.5    16.5     18.5     20.8    18.0
----------------------------------------------------------------------------------------------------
Average                        18.288    120.80   120.95    22.95   22.83    25.40    24.28   25.65
Median                         18.500    126.64   126.64    24.11   24.45    24.45    24.81   25.78
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Average                        18.889    121.57   122.22    22.95   24.57    26.80    24.28   30.32
Median                         17.125    117.19   117.19    24.11   22.79    23.44    24.81   30.77
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Average                        18.505    123.49   123.99    22.95   24.57    26.80    24.28   31.49
Median                         16.938    117.19   117.19    24.11   22.79    23.44    24.81   32.22
----------------------------------------------------------------------------------------------------

Exhibit 10                                           Stub Period - No Foundation

                                                           Peoples Savings Bank
                                                Pro-Forma Analysis Sheet - Twelve Months Ended
                                                               March 31, 1998
                                                             Includes SOP 93-6

                                      ----------------------------------------------------------------------------------------------
                                              Bank           Comparables                    State                     National
                                      ----------------------------------------------------------------------------------------------
                                                             Mean         Median        Mean       Median       Mean        Median
                                                             ----         ------        ----       ------       ----        ------
                                         Min        12.05
Price-Earnings Ratio P/E                 Mid        13.70     37.51         28.47        20.98     18.64       23.33        19.93
                                         Max        14.93
                                        Smax        16.95

                                         Min        70.52%
Price-to-Book Ratio P/B                  Mid        74.85%   109.97%       109.29%      177.76%   164.97%     171.31%      154.11%
                                         Max        78.31%
                                        Smax        81.63%

                                         Min        70.52%
Price-to-Tangible Book Ratio P/TB        Mid        74.85%   110.59%       110.69%      183.84%   166.50%     178.18%      157.39%
                                         Max        78.31%
                                        Smax        81.63%

                                         Min         8.51%
Price-to-Assets Ratio P/A                Mid         9.88%    25.36%        23.11%       18.42%    16.83%      20.51%       18.69%
                                         Max        11.21%
                                        Smax        12.71%

                                                        Page 1

Exhibit 10                                           Stub Period - No Foundation

Valuation Parameters
--------------------------------------------------------------------------------------------------
Twelve Months Ended                       Y
Period Ended March 31, 1998                                         $    244 (1)
--------------------------------------------------------------------------------------------------
Pre-Conversion Book Value                 B
As of March 31, 1998                                                $  2,225
--------------------------------------------------------------------------------------------------
Pre-Conversion Assets                     A
As of March 31, 1998                                                $ 38,685
--------------------------------------------------------------------------------------------------
Return on Money                           R                             3.41%(2)
--------------------------------------------------------------------------------------------------
Conversion Expenses                                                 $    330
                                          X                             7.95%(3)
--------------------------------------------------------------------------------------------------
Proceeds Not Invested                                               $    498 (4)
--------------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                           $    332
ESOP Purchases                            E                             8.00%(5)
Cost of ESOP Borrowings                                             $     33 (5)
Cost of ESOP Borrowings                   S                             0.00%(5)
Amort of ESOP Borrowings                  T                               10 Years
--------------------------------------------------------------------------------------------------
Amort of MRP Amount                       N                                5 Years
Estimated MRP Amount                                                $    166 (6)
MRP Purchases                             M                             4.00%
MRP Expense                                                         $     33
--------------------------------------------------------------------------------------------------
Foundation Amount                                                   $      - (7)
Foundation Amount                         F                         0.00% 0.00%
Foundation Opportunity Cost                                         $      -
Tax Benefit                               Z                         $      - (8)
--------------------------------------------------------------------------------------------------
Tax Rate                                 TAX                           37.00%
--------------------------------------------------------------------------------------------------
Percentage Sold                          PCT                          100.00%
--------------------------------------------------------------------------------------------------
Amount to be issued to Public                                        $ 4,150 (9)
--------------------------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)             12                0
--------------------------------------------------------------------------------------------------

(1)  Net income for the 12 months ended March 31, 1998.
(2) Net Return assumes a reinvestment rate of 5.41 percent (the 1 year Treasury at March 31, 1998), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 10                                           Stub Period - No Foundation

                                                                 Pro Forma Calculation
Calculation of Estimated Value (V) at Midpoint Value

3.    V=                  P/E*Y                               =                        $4,150,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                            =                        $4,150,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                      =                        $4,150,000
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and did not utilize the above formulas.

                                                    Total Shares          Price         Total
Conclusion                                            Shares            Per Share        Value
----------                                          ------------        ---------     -----------
Appraised Value - Midpoint                              415,000             $ 10      $ 4,150,000

Range:
  - Minimum                                             352,750             $ 10        3,527,500
  - Maximum                                             477,250               10        4,772,500
  - Super Maximum                                       548,838               10        5,488,380

                                                                         Pre Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                         Minimum          Midpoint         Maximum       SuperMaximum *
                                               --------------------------------------------------------------------
 Total Shares                                           352,750          415,000          477,250          548,838
 Price per Share                                    $        10      $        10      $        10      $        10
 Full Conversion Value                              $ 3,527,500      $ 4,150,000      $ 4,772,500      $ 5,488,380
 Exchange Shares                                              0                0                0                0
 Exchange Percent                                          0.00%            0.00%            0.00%            0.00%
 Conversion Shares                                      352,750          415,000          477,250          548,838
 Conversion Percent                                      100.00%          100.00%          100.00%          100.00%
 Gross Proceeds                                     $ 3,527,500      $ 4,150,000      $ 4,772,500      $ 5,488,380
 Exchange Value                                     $         -      $         -              $ -      $         -
 Exchange Ratio                                          0.0000           0.0000           0.0000           0.0000
                                               --------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 10                                           Stub Period - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                      As of March 31, 1998
                                                                     (Dollars in Thousands)
---------------------------------------        --------------------------------------------------------------------
Conversion Proceeds                                   Minimum          Midpoint         Maximum          SuperMax
---------------------------------------        --------------------------------------------------------------------
Total Shares Offered                                    352,750          415,000          477,250          548,838
Conversion Shares Offered                               352,750          415,000          477,250          548,838
Price Per Share                                $             10     $         10             $ 10             $ 10
                                               --------------------------------------------------------------------
Gross Proceeds                                 $          3,528     $      4,150     $      4,773     $      5,488
Plus: Value issued to Foundation         (9)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro Forma Market Capitalization                           3,528            4,150            4,773            5,488
                                               ====================================================================
Gross Proceeds                                            3,528            4,150            4,773            5,488
Less:  Est. Conversion Expenses                             330              330              330              330
                                               ====================================================================
Net Proceeds                                   $          3,198     $      3,820     $      4,443     $      5,158
                                               ====================================================================
---------------------------------------
Estimated Income from Proceeds
---------------------------------------
Net Conversion Proceeds                        $          3,198     $      3,820     $      4,443     $      5,158
Less:  ESOP Adjustment                   (3)                282              332              382              439
Less:  MRP Adjustment                    (3)                141              166              191              220
                                               --------------------------------------------------------------------
Net Proceeds Reinvested                        $          2,775     $      3,322     $      3,870     $      4,499
Estimated Incremental Rate of Return                       3.41%            3.41%            3.41%            3.41%
                                               --------------------------------------------------------------------
Estimated Incremental Return                   $             95     $        113     $        132     $        153
Less:  Cost of ESOP                      (4)                  -                -                -                -
Less:  Amortization of ESOP              (7)                 18               21               24               28
Less:  MRP Adjustment                    (7)                 18               21               24               28
                                               --------------------------------------------------------------------
Pro-forma Net Income                                         59               71               84               97
Earnings Before Conversion                                  244              244              244              244
                                               --------------------------------------------------------------------
Earnings Excluding Adjustment                               303              315              328              341
Earnings Adjustment                      (6)                (34)             (34)             (34)             (34)
                                               --------------------------------------------------------------------
Earnings After Conversion                      $            269     $        281     $        294      $       307
                                               --------------------------------------------------------------------

Exhibit 10                                           Stub Period - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                      As of March 31, 1998
                                                                     (Dollars in Thousands)
                                               --------------------------------------------------------------------
                                                       Minimum          Midpoint         Maximum          SuperMax
                                               --------------------------------------------------------------------
---------------------------------------
Pro-forma Net Worth
---------------------------------------
Net Worth at March 31, 1998                    $          2,225     $      2,225    $       2,225     $      2,225
Net Conversion Proceeds                                   3,198            3,820            4,443            5,158
Plus: MHC Adjustment                     (7)                  -                -                -                -
Plus:  After tax Foundation Contribution                      -                -                -                -
Less:  ESOP Adjustment                   (1)               (282)            (332)            (382)            (439)
Less:  MRP Adjustment                    (2)               (141)            (166)            (191)            (220)
                                               --------------------------------------------------------------------
Pro-forma Net Worth                            $          5,000     $      5,547    $       6,095     $      6,724
---------------------------------------
Pro-forma Tangible Net Worth
---------------------------------------
Pro-forma Net Worth                            $          5,000     $      5,547    $       6,095     $      6,724
Less:  Intangible                        (5)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth                   $          5,000     $      5,547    $       6,095     $      6,724
---------------------------------------
Pro-forma Assets
---------------------------------------
Total Assets at March 31, 1998                 $         38,685     $     38,685    $      38,685     $     38,685
Net Conversion Proceeds                                   3,198            3,820            4,443            5,158
Plus: MHC Adjustment                     (7)                  -                -                -                -
Plus:  Tax Benefit of Foundation                              -                -                -                -
Less:  ESOP Adjustment                   (1)               (282)            (332)            (382)            (439)
Less:  MRP Adjustment                    (2)               (141)            (166)            (191)            (220)
                                               --------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment                    41,460           42,007           42,555           43,184
Plus:  Adjustment                        (6)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Total Assets                         $         41,460     $     42,007    $      42,555     $     43,184
                                               --------------------------------------------------------------------
---------------------------------------
Stockholder's Equity Per Share
---------------------------------------
Net Worth at March 31, 1998                    $           6.31     $       5.36    $        4.66     $       4.05
Estimated Net Proceeds                                     9.07             9.20             9.31             9.40
Plus: MHC Adjustment                                        -                -                -                -
Plus:  Foundation Contribution                              -                -                -                -
Less:  ESOP Stock                                         (0.80)           (0.80)           (0.80)           (0.80)
Less:  MRP Stock                                          (0.40)           (0.40)           (0.40)           (0.40)
                                               --------------------------------------------------------------------
Pro-forma Net Worth Per Share                             14.18            13.36            12.77            12.25
Less:  Intangible                                           -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share         $          14.18     $      13.36    $       12.77     $      12.25
                                               --------------------------------------------------------------------

Exhibit 10                                           Stub Period - No Foundation


                                                             Proforma Effect of Conversion Proceeds
                                                                      As of March 31, 1998
                                                                     (Dollars in Thousands)
                                               --------------------------------------------------------------------
                                                          Minimum          Midpoint         Maximum          SuperMax
                                               --------------------------------------------------------------------
---------------------------------------
Net Earnings Per Share
---------------------------------------
Historical Earnings Per Share            (8)   $              0.74     $       0.63     $       0.55     $       0.48
Incremental return Per Share             (8)                  0.29             0.29             0.30             0.30
ESOP Adjustment Per Share                (8)                 (0.05)           (0.05)           (0.05)           (0.06)
MRP Adjustment Per Share                 (8)                 (0.05)           (0.05)           (0.05)           (0.06)
Normalizing Adjustment Per Share                             (0.10)           (0.09)           (0.10)           (0.07)
                                               ----------------------------------------------------------------------
Proforma Earnings Per Share              (8)   $              0.83     $       0.73     $       0.67     $       0.59
---------------------------------------
Shares Utilized
---------------------------------------
Shares Utilized                                                328              385              443              509
---------------------------------------
Pro-forma Ratios
---------------------------------------
Price/EPS without Adjustment                                 10.75            12.20            13.33            15.15
Price/EPS with Adjustment                                    12.05            13.70            14.93            16.95
Price/Book Value per Share                                   70.52%           74.85%           78.31%           81.63%
Price/Tangible Book Value                                    70.52%           74.85%           78.31%           81.63%
Market Value/Assets                                           8.51%            9.88%           11.21%           12.71%
                                               --------------------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3) Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5) Not applicable.
(6) Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8) All EPS computations are done in accordance with SOP 93-6.
(9) Not applicable.

Exhibit 10                                           Stub Period - No Foundation

---------------------------------------
Expense Calculations
---------------------------------------
Total Shares Offered                                        353              415              477              549
Price Per Share                                $             10      $        10      $        10      $        10
                                               --------------------------------------------------------------------
Gross Proceeds                                 $          3,528      $     4,150      $     4,773      $     5,488
Estimated Insider Purchases                                   -                -                -                -
ESOP Purchases                                             (282)            (332)            (382)            (439)
                                               --------------------------------------------------------------------
Proceeds to Base Fee On                        $          3,246      $     3,818      $     4,391      $     5,049
Underwriters Percentage                                    0.00%            0.00%            0.00%            0.00%
                                               --------------------------------------------------------------------
Underwriters Fee                               $              -      $         -      $         -      $         -
Advisory Fee                                                  -                -                -                -
                                               --------------------------------------------------------------------
Total Underwriters Fee                                        -                -                -                -
All Other Expenses                                          330              330              330              330
                                               --------------------------------------------------------------------
Total Expense                                  $            330      $       330      $       330      $       330

---------------------------------------
Shares Calculations
---------------------------------------
Shares Outstanding                                          353              415              477              549
Less:  New ESOP Adjustment                                   28               33               38               44
Less:  Old ESOP Adjustment               (1)                  0                0                0                0
Plus:  New SOP 93-6 ESOP Shares          (2)                  3                3                4                4
Plus:  Old SOP 93-6 ESOP Shares          (2)                  0                0                0                0
                                                              -                -                -                -
Shares for all EPS Calculations                             328              385              443              509

                                                                        Post Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                         Minimum          Midpoint         Maximum        SuperMaximum
                                               --------------------------------------------------------------------
 Shares Issued and Exchanged                            352,750          415,000          477,250          548,838
 Price per Share                                           $ 10    $          10   $           10    $          10
 Shares Issued to Foundation                                  -                -                -                -
 Total Shares                                           352,750          415,000          477,250          548,838
 Exchange Shares                                              -                -                -                -
 Conversion Shares                                      352,750          415,000          477,250          548,838
 Implied Exhange Ratio                                        -                -                -                -
 Gross Proceeds                                $      3,527,500    $   4,150,000   $    4,772,500    $   5,488,380
 Exchange Value                                $              -    $           -   $            -    $           -
                                               --------------------------------------------------------------------

Exhibit 10                                           Stub Period - No Foundation


---------------------------------------
MRP Dilution
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                          353              415              477              549
Less:  New ESOP Adjustment                                   28               33               38               44
Less:  Old ESOP Adjustment                                    0                0                0                0
Plus:  New MRP issued                    (1)                 14               17               19               22
Plus:  New SOP 93-6 ESOP Shares          (2)                  3                3                4                4
Plus:  Old SOP 93-6 ESOP Shares                               0                0                0                0
                                         (2)
Shares for all EPS Calculations                             342              402              462              531
EPS                                                      $ 0.90           $ 0.80           $ 0.72           $ 0.66

BV/Share                                                 $13.63           $12.85           $12.28           $11.78
Voting Dilution                                            4.30%            4.31%            4.31%            4.32%
-------------------------------------------------------------------------------------------------------------------


---------------------------------------
Option Dilution
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                          353              415              477              549
Less:  New ESOP Adjustment                                   28               33               38               44
Less:  Old ESOP Adjustment                                    0                0                0                0
Plus:  Options                           (1)                 35               42               48               55
Plus:  New SOP 93-6 ESOP Shares          (2)                  3                3                4                4
Plus:  Old SOP 93-6 ESOP Shares                               0                0                0                0
                                         (2)
Shares for all EPS Calculations                             363              427              491              564
EPS                                                      $ 0.83           $ 0.74           $ 0.67           $ 0.60

BV/Share                                                 $13.79           $13.06           $12.52           $12.05
Voting Dilution                                           10.76%           10.78%           10.77%           10.79%
-------------------------------------------------------------------------------------------------------------------

                                                        Page 8

Exhibit 11                                           Stub Period - No Foundation

                                                           Peoples Savings Bank
                                                Pro-Forma Analysis Sheet - Six Months Ended
                                                               March 31, 1998
                                                             Includes SOP 93-6

                                      ----------------------------------------------------------------------------------------------
                                              Bank           Comparables                    State                     National
                                      ----------------------------------------------------------------------------------------------
                                                             Mean         Median        Mean       Median       Mean        Median
                                                             ----         ------        ----       ------       ----        ------
                                         Min        11.63
Price-Earnings Ratio P/E                 Mid        12.82     37.51         28.47        20.98     18.64       23.33        19.93
                                         Max        14.29
                                        Smax        16.13

                                         Min        70.52%
Price-to-Book Ratio P/B                  Mid        74.85%   109.97%       109.29%      177.76%   164.97%     171.31%      154.11%
                                         Max        78.31%
                                        Smax        81.63%

                                         Min        70.52%
Price-to-Tangible Book Ratio P/TB        Mid        74.85%   110.59%       110.69%      183.84%   166.50%     178.18%      157.39%
                                         Max        78.31%
                                        Smax        81.63%

                                         Min         8.51%
Price-to-Assets Ratio P/A                Mid         9.88%    25.36%        23.11%       18.42%    16.83%      20.51%       18.69%
                                         Max        11.21%
                                        Smax        12.71%

                                                        Page 1

Exhibit 11                                           Stub Period - No Foundation

Valuation Parameters
--------------------------------------------------------------------------------------------------
Six Months Ended                          Y
Period Ended March 31, 1998                                         $    114 (1)
--------------------------------------------------------------------------------------------------
Pre-Conversion Book Value                 B
As of March 31, 1998                                                $  2,225
--------------------------------------------------------------------------------------------------
Pre-Conversion Assets                     A
As of March 31, 1998                                                $ 38,685
--------------------------------------------------------------------------------------------------
Return on Money                           R                             3.41%(2)
--------------------------------------------------------------------------------------------------
Conversion Expenses                                                 $    330
                                          X                             7.95%(3)
--------------------------------------------------------------------------------------------------
Proceeds Not Invested                                               $    498 (4)
--------------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                           $    332
ESOP Purchases                            E                             8.00%(5)
Cost of ESOP Borrowings                                             $     33 (5)
Cost of ESOP Borrowings                   S                             0.00%(5)
Amort of ESOP Borrowings                  T                               10 Years
--------------------------------------------------------------------------------------------------
Amort of MRP Amount                       N                                5 Years
Estimated MRP Amount                                                $    166 (6)
MRP Purchases                             M                             4.00%
MRP Expense                                                         $     33
--------------------------------------------------------------------------------------------------
Foundation Amount                                                   $      - (7)
Foundation Amount                         F                         0.00% 0.00%
Foundation Opportunity Cost                                         $      -
Tax Benefit                               Z                         $      - (8)
--------------------------------------------------------------------------------------------------
Tax Rate                                 TAX                           37.00%
--------------------------------------------------------------------------------------------------
Percentage Sold                          PCT                          100.00%
--------------------------------------------------------------------------------------------------
Amount to be issued to Public                                        $ 4,150 (9)
--------------------------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)              6                1
--------------------------------------------------------------------------------------------------

(1)  Net income for the 6 months ended March 31, 1998.
(2) Net Return assumes a reinvestment rate of 5.41 percent (the 1 year Treasury at March 31, 1998), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 11                                           Stub Period - No Foundation

                                                                 Pro Forma Calculation
Calculation of Estimated Value (V) at Midpoint Value

3.    V=                  P/E*Y                               =                        $4,150,000
                          -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                            =                        $4,150,000
                         ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                      =                        $4,150,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and did not utilize the above formulas.

                                                    Total Shares          Price         Total
Conclusion                                            Shares            Per Share        Value
----------                                          ------------        ---------     -----------
Appraised Value - Midpoint                              415,000             $ 10      $ 4,150,000

Range:
  - Minimum                                             352,750             $ 10        3,527,500
  - Maximum                                             477,250               10        4,772,500
  - Super Maximum                                       548,838               10        5,488,380

                                                                         Pre Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                         Minimum          Midpoint         Maximum       SuperMaximum *
                                               --------------------------------------------------------------------
 Total Shares                                           352,750          415,000          477,250          548,838
 Price per Share                                    $        10      $        10      $        10      $        10
 Full Conversion Value                              $ 3,527,500      $ 4,150,000      $ 4,772,500      $ 5,488,380
 Exchange Shares                                              0                0                0                0
 Exchange Percent                                          0.00%            0.00%            0.00%            0.00%
 Conversion Shares                                      352,750          415,000          477,250          548,838
 Conversion Percent                                      100.00%          100.00%          100.00%          100.00%
 Gross Proceeds                                     $ 3,527,500      $ 4,150,000      $ 4,772,500      $ 5,488,380
 Exchange Value                                     $         -      $         -              $ -      $         -
 Exchange Ratio                                          0.0000           0.0000           0.0000           0.0000
                                               --------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 11                                           Stub Period - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                      As of March 31, 1998
                                                                     (Dollars in Thousands)
---------------------------------------        --------------------------------------------------------------------
Conversion Proceeds                                   Minimum          Midpoint         Maximum          SuperMax
---------------------------------------        --------------------------------------------------------------------
Total Shares Offered                                    352,750          415,000          477,250          548,838
Conversion Shares Offered                               352,750          415,000          477,250          548,838
Price Per Share                                $             10     $         10             $ 10             $ 10
                                               --------------------------------------------------------------------
Gross Proceeds                                 $          3,528     $      4,150     $      4,773     $      5,488
Plus: Value issued to Foundation         (9)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro Forma Market Capitalization                           3,528            4,150            4,773            5,488
                                               ====================================================================
Gross Proceeds                                            3,528            4,150            4,773            5,488
Less:  Est. Conversion Expenses                             330              330              330              330
                                               ====================================================================
Net Proceeds                                   $          3,198     $      3,820     $      4,443     $      5,158
                                               ====================================================================
---------------------------------------
Estimated Income from Proceeds
---------------------------------------
Net Conversion Proceeds                        $          3,198     $      3,820     $      4,443     $      5,158
Less:  ESOP Adjustment                   (3)                282              332              382              439
Less:  MRP Adjustment                    (3)                141              166              191              220
                                               --------------------------------------------------------------------
Net Proceeds Reinvested                        $          2,775     $      3,322     $      3,870     $      4,499
Estimated Incremental Rate of Return                       3.41%            3.41%            3.41%            3.41%
                                               --------------------------------------------------------------------
Estimated Incremental Return                   $             47     $         57     $         66     $         77
Less:  Cost of ESOP                      (4)                  -                -                -                -
Less:  Amortization of ESOP              (7)                  9               10               12               14
Less:  MRP Adjustment                    (7)                  9               10               12               14
                                               --------------------------------------------------------------------
Pro-forma Net Income                                         29               37               42               49
Earnings Before Conversion                                  114              114              114              114
                                               --------------------------------------------------------------------
Earnings Excluding Adjustment                               143              151              156              163
Earnings Adjustment                      (6)                  -                -                -                -
                                               --------------------------------------------------------------------
Earnings After Conversion                      $            143     $        151     $        156      $       163
                                               --------------------------------------------------------------------

Exhibit 11                                           Stub Period - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                      As of March 31, 1998
                                                                     (Dollars in Thousands)
                                               --------------------------------------------------------------------
                                                       Minimum          Midpoint         Maximum          SuperMax
                                               --------------------------------------------------------------------
---------------------------------------
Pro-forma Net Worth
---------------------------------------
Net Worth at March 31, 1998                    $          2,225     $      2,225    $       2,225     $      2,225
Net Conversion Proceeds                                   3,198            3,820            4,443            5,158
Plus: MHC Adjustment                     (7)                  -                -                -                -
Plus:  After tax Foundation Contribution                      -                -                -                -
Less:  ESOP Adjustment                   (1)               (282)            (332)            (382)            (439)
Less:  MRP Adjustment                    (2)               (141)            (166)            (191)            (220)
                                               --------------------------------------------------------------------
Pro-forma Net Worth                            $          5,000     $      5,547    $       6,095     $      6,724
---------------------------------------
Pro-forma Tangible Net Worth
---------------------------------------
Pro-forma Net Worth                            $          5,000     $      5,547    $       6,095     $      6,724
Less:  Intangible                        (5)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth                   $          5,000     $      5,547    $       6,095     $      6,724
---------------------------------------
Pro-forma Assets
---------------------------------------
Total Assets at March 31, 1998                 $         38,685     $     38,685    $      38,685     $     38,685
Net Conversion Proceeds                                   3,198            3,820            4,443            5,158
Plus: MHC Adjustment                     (7)                  -                -                -                -
Plus:  Tax Benefit of Foundation                              -                -                -                -
Less:  ESOP Adjustment                   (1)               (282)            (332)            (382)            (439)
Less:  MRP Adjustment                    (2)               (141)            (166)            (191)            (220)
                                               --------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment                    41,460           42,007           42,555           43,184
Plus:  Adjustment                        (6)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Total Assets                         $         41,460     $     42,007    $      42,555     $     43,184
                                               --------------------------------------------------------------------
---------------------------------------
Stockholder's Equity Per Share
---------------------------------------
Net Worth at March 31, 1998                    $           6.31     $       5.36    $        4.66     $       4.05
Estimated Net Proceeds                                     9.07             9.20             9.31             9.40
Plus: MHC Adjustment                                        -                -                -                -
Plus:  Foundation Contribution                              -                -                -                -
Less:  ESOP Stock                                         (0.80)           (0.80)           (0.80)           (0.80)
Less:  MRP Stock                                          (0.40)           (0.40)           (0.40)           (0.40)
                                               --------------------------------------------------------------------
Pro-forma Net Worth Per Share                             14.18            13.36            12.77            12.25
Less:  Intangible                                           -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share         $          14.18     $      13.36    $       12.77     $      12.25
                                               --------------------------------------------------------------------

Exhibit 11                                           Stub Period - No Foundation


                                                             Proforma Effect of Conversion Proceeds
                                                                      As of March 31, 1998
                                                                     (Dollars in Thousands)
                                               --------------------------------------------------------------------
                                                          Minimum          Midpoint         Maximum          SuperMax
                                               --------------------------------------------------------------------
---------------------------------------
Net Earnings Per Share
---------------------------------------
Historical Earnings Per Share            (8)   $              0.35     $       0.30     $       0.26     $       0.22
Incremental return Per Share             (8)                  0.14             0.15             0.15             0.15
ESOP Adjustment Per Share                (8)                 (0.03)           (0.03)           (0.03)           (0.03)
MRP Adjustment Per Share                 (8)                 (0.03)           (0.03)           (0.03)           (0.03)
Normalizing Adjustment Per Share                              -                -                -                -
                                               ----------------------------------------------------------------------
Proforma Earnings Per Share              (8)   $              0.43     $       0.39     $       0.35     $       0.31
---------------------------------------
Shares Utilized
---------------------------------------
Shares Utilized                                                326              384              441              507
---------------------------------------
Pro-forma Ratios
---------------------------------------
Price/EPS without Adjustment                                 11.63            12.82            14.29            16.13
Price/EPS with Adjustment                                    11.63            12.82            14.29            16.13
Price/Book Value per Share                                   70.52%           74.85%           78.31%           81.63%
Price/Tangible Book Value                                    70.52%           74.85%           78.31%           81.63%
Market Value/Assets                                           8.51%            9.88%           11.21%           12.71%
                                               --------------------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3) Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5) Not applicable.
(6) Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8) All EPS computations are done in accordance with SOP 93-6.
(9) Not applicable.

Exhibit 11                                           Stub Period - No Foundation

---------------------------------------
Expense Calculations
---------------------------------------
Total Shares Offered                                        353              415              477              549
Price Per Share                                $             10      $        10      $        10      $        10
                                               --------------------------------------------------------------------
Gross Proceeds                                 $          3,528      $     4,150      $     4,773      $     5,488
Estimated Insider Purchases                                   -                -                -                -
ESOP Purchases                                             (282)            (332)            (382)            (439)
                                               --------------------------------------------------------------------
Proceeds to Base Fee On                        $          3,246      $     3,818      $     4,391      $     5,049
Underwriters Percentage                                    0.00%            0.00%            0.00%            0.00%
                                               --------------------------------------------------------------------
Underwriters Fee                               $              -      $         -      $         -      $         -
Advisory Fee                                                  -                -                -                -
                                               --------------------------------------------------------------------
Total Underwriters Fee                                        -                -                -                -
All Other Expenses                                          330              330              330              330
                                               --------------------------------------------------------------------
Total Expense                                  $            330      $       330      $       330      $       330

---------------------------------------
Shares Calculations
---------------------------------------
Shares Outstanding                                          353              415              477              549
Less:  New ESOP Adjustment                                   28               33               38               44
Less:  Old ESOP Adjustment               (1)                  0                0                0                0
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                2                2                2
Plus:  Old SOP 93-6 ESOP Shares          (2)                  0                0                0                0
                                                              -                -                -                -
Shares for all EPS Calculations                             326              384              441              507

                                                                        Post Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                         Minimum          Midpoint         Maximum        SuperMaximum
                                               --------------------------------------------------------------------
 Shares Issued and Exchanged                            352,750          415,000          477,250          548,838
 Price per Share                                           $ 10    $          10   $           10    $          10
 Shares Issued to Foundation                                  -                -                -                -
 Total Shares                                           352,750          415,000          477,250          548,838
 Exchange Shares                                              -                -                -                -
 Conversion Shares                                      352,750          415,000          477,250          548,838
 Implied Exhange Ratio                                        -                -                -                -
 Gross Proceeds                                $      3,527,500    $   4,150,000   $    4,772,500    $   5,488,380
 Exchange Value                                $              -    $           -   $            -    $           -
                                               --------------------------------------------------------------------

Exhibit 11                                           Stub Period - No Foundation


---------------------------------------
MRP Dilution
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                          353              415              477              549
Less:  New ESOP Adjustment                                   28               33               38               44
Less:  Old ESOP Adjustment                                    0                0                0                0
Plus:  New MRP issued                    (1)                 14               17               19               22
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                2                2                2
Plus:  Old SOP 93-6 ESOP Shares                               0                0                0                0
                                         (2)
Shares for all EPS Calculations                             340              401              460              529
EPS                                                      $ 0.43           $ 0.38           $ 0.35           $ 0.32

BV/Share                                                 $13.63           $12.85           $12.28           $11.78
Voting Dilution                                            4.33%            4.32%            4.33%            4.34%
-------------------------------------------------------------------------------------------------------------------


---------------------------------------
Option Dilution
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                          353              415              477              549
Less:  New ESOP Adjustment                                   28               33               38               44
Less:  Old ESOP Adjustment                                    0                0                0                0
Plus:  Options                           (1)                 35               42               48               55
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                2                2                2
Plus:  Old SOP 93-6 ESOP Shares                               0                0                0                0
                                         (2)
Shares for all EPS Calculations                             361              426              489              562
EPS                                                      $ 0.40           $ 0.35           $ 0.32           $ 0.29

BV/Share                                                 $13.79           $13.06           $12.52           $12.05
Voting Dilution                                           10.83%           10.81%           10.82%           10.83%
-------------------------------------------------------------------------------------------------------------------

                                                        Page 8

Exhibit 12                                     Offering Circular - No Foundation

                                                           Peoples Savings Bank
                                              Pro-Forma Analysis Sheet - Twelve Months Ended
          September 30, 1997
                                                             Includes SOP 93-6

                                               -------------------------------------------------------------------------------------
                                                 Bank          Comparables                 State                     National
                                               -------------------------------------------------------------------------------------
                                                            Mean        Median        Mean          Median       Mean      Median
                                                            ----        ------        ----          ------       ----      ------
                                         Min       12.82
Price-Earnings Ratio P/E                 Mid       14.49       37.51        28.47        20.98        18.64       23.33      19.93
                                         Max       15.87
                                        Smax       17.86

                                         Min       72.52%
Price-to-Book Ratio P/B                  Mid       76.75%     109.97%      109.29%      177.76%      164.97%     171.31%    154.11%
                                         Max       80.06%
                                        Smax       83.33%

                                         Min       72.52%
Price-to-Tangible Book Ratio P/TB        Mid       76.75%     110.59%      110.69%      183.84%      166.50%     178.18%    157.39%
                                         Max       80.06%
                                        Smax       83.33%

                                         Min        8.73%
Price-to-Assets Ratio P/A                Mid       10.14%      25.36%       23.11%       18.42%       16.83%      20.51%     18.69%
                                         Max       11.50%
                                        Smax       13.03%

Exhibit 12                                     Offering Circular - No Foundation


Valuation Parameters
--------------------
--------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base            Y
Period Ended September 30, 1997                                 $   192 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value                 B
As of September 30, 1997                                        $ 2,088
--------------------------------------------------------------------------------
Pre-Conversion Assets                     A
As of September 30, 1997                                        $37,619
--------------------------------------------------------------------------------
Return on Money                           R                        3.41%(2)
--------------------------------------------------------------------------------
Conversion Expenses                                             $   330
                                          X                        7.95%(3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                           $   498 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                       $   332
ESOP Purchases                            E                        8.00%(5)
Cost of ESOP Borrowings                                         $    33 (5)
Cost of ESOP Borrowings                   S                        0.00%(5)
Amort of ESOP Borrowings                  T                          10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                       N                           5 Years
Estimated MRP Amount                                            $   166 (6)
MRP Purchases                             M                        4.00%
MRP Expense                                                     $    33
--------------------------------------------------------------------------------
Foundation Amount                                               $     - (7)
Foundation Amount                         F                        0.00% 0.00%
Foundation Opportunity Cost                                     $     -
Tax Benefit                               Z                     $     - (8)
--------------------------------------------------------------------------------
Tax Rate                                 TAX                       37.00%
--------------------------------------------------------------------------------
Percentage Sold                          PCT                      100.00%
--------------------------------------------------------------------------------
Amount to be issued to Public                                   $  4,150 (9)
--------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)        12        0
--------------------------------------------------------------------------------

(1)  Net income for the twelve months ended September 30, 1997.
(2) Net Return assumes a reinvestment rate of 5.41 percent (the 1 year Treasury at March 31, 1998), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 12                                     Offering Circular - No Foundation

                                                           Pro Forma Calculation
Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                              =                        $4,150,000
                           -----
       1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                           =                        $4,150,000
                          ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                      =                        $4,150,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)
The appraisal was performed on a market basis and did not utilize the above formulas.

                                                    Total Shares         Price            Total
Conclusion                                             Shares          Per Share          Value
----------                                             ------          ---------          -----
Appraised Value - Midpoint                              415,000             $ 10      $ 4,150,000

Range:
  - Minimum                                             352,750             $ 10        3,527,500
  - Maximum                                             477,250               10        4,772,500
  - Super Maximum                                       548,838               10        5,488,380

                                                        Pre Foundation
                              --------------------------------------------------------------------
                                                        Appraised Value
                              --------------------------------------------------------------------
Conclusion                          Minimum          Midpoint         Maximum       SuperMaximum *
                              --------------------------------------------------------------------
 Total Shares                          352,750          415,000          477,250          548,838
 Price per Share                          $ 10             $ 10             $ 10             $ 10
 Full Conversion Value             $ 3,527,500      $ 4,150,000      $ 4,772,500      $ 5,488,380
 Exchange Shares                             0                0                0                0
 Exchange Percent                         0.00%            0.00%            0.00%            0.00%
 Conversion Shares                     352,750          415,000          477,250          548,838
 Conversion Percent                     100.00%          100.00%          100.00%          100.00%
 Gross Proceeds                    $ 3,527,500      $ 4,150,000      $ 4,772,500      $ 5,488,380
 Exchange Value                            $ -              $ -              $ -              $ -
 Exchange Ratio                         0.0000           0.0000           0.0000           0.0000
                              --------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 12                                     Offering Circular - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                    As of September 30, 1997
                                                                     (Dollars in Thousands)
---------------------------------------        --------------------------------------------------------------------
Conversion Proceeds                                Minimum          Midpoint         Maximum          SuperMax
---------------------------------------        --------------------------------------------------------------------
Total Shares Offered                                    352,750          415,000          477,250          548,838
Conversion Shares Offered                               352,750          415,000          477,250          548,838
Price Per Share                                        $     10         $     10         $     10         $     10
                                               --------------------------------------------------------------------
Gross Proceeds                                         $  3,528         $  4,150         $  4,773         $  5,488
Plus: Value issued to Foundation         (9)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro Forma Market Capitalization                           3,528            4,150            4,773            5,488
                                               ====================================================================
Gross Proceeds                                            3,528            4,150            4,773            5,488
Less:  Est. Conversion Expenses                             330              330              330              330
                                               ====================================================================
Net Proceeds                                           $  3,198         $  3,820         $  4,443         $  5,158
                                               ====================================================================
---------------------------------------
Estimated Income from Proceeds
---------------------------------------
Net Conversion Proceeds                                 $ 3,198          $ 3,820          $ 4,443          $ 5,158
Less:  ESOP Adjustment                   (3)                282              332              382              439
Less:  MRP Adjustment                    (3)                141              166              191              220
                                               --------------------------------------------------------------------
Net Proceeds Reinvested                                 $ 2,775          $ 3,322          $ 3,870          $ 4,499
Estimated Incremental Rate of Return                       3.41%            3.41%            3.41%            3.41%
                                               --------------------------------------------------------------------
Estimated Incremental Return                            $    95          $   113          $   132          $   153
Less:  Cost of ESOP                      (4)                  -                -                -                -
Less:  Amortization of ESOP              (7)                 18               21               24               28
Less:  MRP Adjustment                    (7)                 18               21               24               28
                                               --------------------------------------------------------------------
Pro-forma Net Income                                         59               71               84               97
Earnings Before Conversion                                  192              192              192              192
                                               --------------------------------------------------------------------
Earnings Excluding Adjustment                               251              263              276              289
Earnings Adjustment                      (6)                  -                -                -                -
                                               --------------------------------------------------------------------
Earnings After Conversion                               $   251          $   263          $   276         $    289
                                               --------------------------------------------------------------------

Exhibit 12                                     Offering Circular - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                    As of September 30, 1997
                                                                     (Dollars in Thousands)
                                               --------------------------------------------------------------------
                                                       Minimum          Midpoint         Maximum          SuperMax
                                               --------------------------------------------------------------------
---------------------------------------
Pro-forma Net Worth
---------------------------------------
Net Worth at September 30, 1997                         $ 2,088          $ 2,088          $ 2,088          $ 2,088
Net Conversion Proceeds                                   3,198            3,820            4,443            5,158
Plus: MHC Adjustment                     (7)                  -                -                -                -
Plus:  After tax Foundation Contribution                      -                -                -                -
Less:  ESOP Adjustment                   (1)               (282)            (332)            (382)            (439)
Less:  MRP Adjustment                    (2)               (141)            (166)            (191)            (220)
                                               --------------------------------------------------------------------
Pro-forma Net Worth                                     $ 4,863          $ 5,410          $ 5,958          $ 6,587
---------------------------------------
Pro-forma Tangible Net Worth
---------------------------------------
Pro-forma Net Worth                                     $ 4,863          $ 5,410          $ 5,958          $ 6,587
Less:  Intangible                        (5)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth                            $ 4,863          $ 5,410          $ 5,958          $ 6,587
---------------------------------------
Pro-forma Assets
---------------------------------------
Total Assets at September 30, 1997                      $37,619          $37,619          $37,619          $37,619
Net Conversion Proceeds                                   3,198            3,820            4,443            5,158
Plus: MHC Adjustment                     (7)                  -                -                -                -
Plus:  Tax Benefit of Foundation                              -                -                -                -
Less:  ESOP Adjustment                   (1)               (282)            (332)            (382)            (439)
Less:  MRP Adjustment                    (2)               (141)            (166)            (191)            (220)
                                               --------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment                    40,394           40,941           41,489           42,118
Plus:  Adjustment                        (6)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Total Assets                                  $40,394          $40,941          $41,489          $42,118
                                               --------------------------------------------------------------------
---------------------------------------
Stockholder's Equity Per Share
---------------------------------------
Net Worth at September 30, 1997                         $  5.92          $  5.03          $  4.38          $  3.80
Estimated Net Proceeds                                     9.07             9.20             9.31             9.40
Plus: MHC Adjustment                                       -                -                -                -
Plus:  Foundation Contribution                             -                -                -                -
Less:  ESOP Stock                                         (0.80)           (0.80)           (0.80)           (0.80)
Less:  MRP Stock                                          (0.40)           (0.40)           (0.40)           (0.40)
                                               --------------------------------------------------------------------
Pro-forma Net Worth Per Share                             13.79            13.03            12.49            12.00
Less:  Intangible                                          -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share                  $  13.79         $  13.03         $ 12.49          $ 12.00
                                               --------------------------------------------------------------------

Exhibit 12                                     Offering Circular - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                    As of September 30, 1997
                                                                     (Dollars in Thousands)
                                               ------------------------------------------------------------------------
                                                           Minimum          Midpoint         Maximum          SuperMax
                                               ------------------------------------------------------------------------
---------------------------------------
Net Earnings Per Share
---------------------------------------
Historical Earnings Per Share            (8)                $ 0.59           $ 0.50           $ 0.43           $ 0.38
Incremental return Per Share             (8)                  0.29             0.29             0.30             0.30
ESOP Adjustment Per Share                (8)                 (0.05)           (0.05)           (0.05)           (0.06)
MRP Adjustment Per Share                 (8)                 (0.05)           (0.05)           (0.05)           (0.06)
Normalizing Adjustment Per Share                              -                -                -                -
                                               ------------------------------------------------------------------------
Proforma Earnings Per Share              (8)                $ 0.78           $ 0.69           $ 0.63           $ 0.56
---------------------------------------
Shares Utilized
---------------------------------------
Shares Utilized                                                328              385              443              509
---------------------------------------
Pro-forma Ratios
---------------------------------------
Price/EPS without Adjustment                                 12.82            14.49            15.87            17.86
Price/EPS with Adjustment                                    12.82            14.49            15.87            17.86
Price/Book Value per Share                                   72.52%           76.75%           80.06%           83.33%
Price/Tangible Book Value                                    72.52%           76.75%           80.06%           83.33%
Market Value/Assets                                           8.73%           10.14%           11.50%           13.03%
                                               ------------------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3) Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5) Not applicable.
(6) Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 12                                     Offering Circular - No Foundation

---------------------------------------
Expense Calculations
---------------------------------------
Total Shares Offered                                353       415         477       549
Price Per Share                                 $    10   $    10     $    10   $    10
                                               -----------------------------------------
Gross Proceeds                                  $ 3,528   $ 4,150     $ 4,773   $ 5,488
Estimated Insider Purchases                           -         -           -         -
ESOP Purchases                                     (282)     (332)       (382)     (439)
                                               -----------------------------------------
Proceeds to Base Fee On                         $ 3,246   $ 3,818     $ 4,391   $ 5,049
Underwriters Percentage                            0.00%     0.00%       0.00%     0.00%
                                               -----------------------------------------
Underwriters Fee                                $     -   $     -     $     -   $     -
Advisory Fee                                          -         -           -         -
                                               -----------------------------------------
Total Underwriters Fee                                -         -           -         -
All Other Expenses                                  330       330         330       330
                                               -----------------------------------------
Total Expense                                   $   330   $   330     $   330   $   330

---------------------------------------
Shares Calculations
---------------------------------------
Shares Outstanding                                  353       415         477       549     $   0.71  $   0.63  $   0.58  $    0.53
Less:  New ESOP Adjustment                           28        33          38        44        28220     33200     38180   43907.04
Less:  Old ESOP Adjustment               (1)          0         0           0         0
Plus:  New SOP 93-6 ESOP Shares          (2)          3         3           4         4         2822      3320      3818   4390.704
Plus:  Old SOP 93-6 ESOP Shares          (2)          0         0           0         0
Shares for all EPS Calculations                     328       385         443       509      327,352   385,120   442,888    509,322


                                                                         Post Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                             Minimum          Midpoint         Maximum        SuperMaximum
                                               --------------------------------------------------------------------
 Shares Issued and Exchanged                            352,750          415,000          477,250          548,838
 Price per Share                                    $        10      $        10      $        10      $        10
 Shares Issued to Foundation                                  -                -                -                -
 Total Shares                                           352,750          415,000          477,250          548,838
 Exchange Shares                                              -                -                -                -
 Conversion Shares                                      352,750          415,000          477,250          548,838
 Implied Exhange Ratio                                        -                -                -                -
 Gross Proceeds                                     $ 3,527,500      $ 4,150,000      $ 4,772,500      $ 5,488,380
 Exchange Value                                     $         -      $         -      $         -      $         -
                                               --------------------------------------------------------------------

Exhibit 12                                     Offering Circular - No Foundation

---------------------------------------
MRP Dilution
--------------------------------------------------------------------------------------------
Shares Outstanding                                    353       415         477         549
Less:  New ESOP Adjustment                             28        33          38          44
Less:  Old ESOP Adjustment                              0         0           0           0
Plus:  New MRP issued                    (1)           14        17          19          22
Plus:  New SOP 93-6 ESOP Shares          (2)            3         3           4           4
Plus:  Old SOP 93-6 ESOP Shares                         0         0           0           0
                                         (2)
Shares for all EPS Calculations                       342       402         462         531
EPS                                                $ 0.75    $ 0.67      $ 0.61      $ 0.56

BV/Share                                           $13.26    $12.53      $12.00      $11.54
Voting Dilution                                      4.30%    4.31%        4.31%       4.32%
--------------------------------------------------------------------------------------------

---------------------------------------
Option Dilution
--------------------------------------------------------------------------------------------
Shares Outstanding                                   353        415         477         549
Less:  New ESOP Adjustment                            28         33          38          44
Less:  Old ESOP Adjustment                             0          0           0           0
Plus:  Options                           (1)          35         42          48          55
Plus:  New SOP 93-6 ESOP Shares          (2)           3          3           4           4
Plus:  Old SOP 93-6 ESOP Shares                        0          0           0           0
                                         (2)
Shares for all EPS Calculations                      363        427         491         564     362627      426620       490613
EPS                                                $0.69     $ 0.62      $ 0.56      $ 0.51

BV/Share                                           $13.44    $12.76      $12.26      $11.82
Voting Dilution                                     10.76%    10.78%      10.77%      10.79%
--------------------------------------------------------------------------------------------

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